UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21714

MML Series Investment Fund II
(Exact name of registrant as specified in charter)

1295 State Street, Springfield, MA		01111
(Address of principal executive offices)		(Zip code)
Richard J. Byrne
1295 State Street, Springfield, MA 01111
(Name and address of agent for service)

Registrant's telephone number, including area code:		413-788-8411

Date of fiscal year end:	12/31/2009

Date of reporting period:	12/31/2009

Item 1. Reports to Stockholders.

MML Series Investment Fund II
Annual Report

MML Money Market Fund

MML Managed Bond Fund

MML Blend Fund

MML Equity Fund

This annual report pertains to certain funds offered through the Series. Your variable product prospectus will list which of these funds are available through your variable product.

December 31, 2009

MassMutual
FINANCIAL GROUP®

We'll help you get there®

Table of Contents

President's Letter to Shareholders	1
Economic and Market Review	3
Portfolio Manager Reports	6
Portfolio of Investments
MML Money Market Fund	18
MML Managed Bond Fund	20
MML Blend Fund	33
MML Equity Fund	47
Statements of Assets and Liabilities	50
Statements of Operations	52
Statements of Changes in Net Assets	54
Financial Highlights	56
Notes to Financial Statements	60
Report of Independent Registered Public Accounting Firm	84
Trustees and Officers (Unaudited)	85
Other Information (Unaudited)
Proxy Voting	89
Quarterly Reporting	89
Fund Expenses	90

This material must be preceded or accompanied by a current prospectus for the MML Series Investment Fund II. Investors should consider a Fund's investment objective, risks and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus. Read it carefully before investing.

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MML Series Investment Fund II – President's Letter to Shareholders

 To Our Shareholders

Richard J. Byrne

The improvement in the investing environment over the past 10 months has shown us that changing market conditions have the potential to reward patient investors. In MassMutual's view, it's your long-term investment objectives that matter most. So be sure to look to your long-term goals whenever you consider making any changes to your account or your retirement planning strategy.

December 31, 2009

Continued market improvements buoy retirement investors' spirits

I am pleased to present you with the MML Series Investment Fund II Annual Report, covering the year ended December 31, 2009. While deteriorating market conditions continued to challenge investors into the first quarter of 2009 after a difficult 2008, most of 2009 showed a resurgence of equity markets throughout the world and proved once again that market conditions are truly cyclical. The economic climate began to recover during this time frame, resulting in a similar uptick in investor sentiment – although significant progress on a number of fronts still needs to occur.

In MassMutual's view, this improving market environment underscores the importance for you to focus on a long-term investment strategy designed to suit your investment time horizon and your tolerance for risk. Now may be an excellent time to consult with your financial professional to assess your overall retirement plan. Together, you can determine if any adjustments should be made to your overall portfolio or your contribution levels to help you reach your long-term financial goals.

Time-tested suggestions for retirement investors

Regardless of current market conditions, when devising your retirement planning strategy, it may help you to keep the following in mind:

  Retirement investing is a long-term proposition. If you're like most retirement investors, you won't be looking to liquidate your retirement funds in 2010. Even if you do begin to withdraw money this year, the majority of your assets will likely remain invested for many years to come. It's important to keep in mind that you're in it for the long term, even if retirement is approaching. Whenever short-term changes in the markets give you pause, try to remember that markets can and do suffer downturns, but have tended to regain value over time.
  Continue to invest. Making investments at regular intervals, regardless of market conditions, can help you to take advantage of market swings by buying more shares/units when prices are down, and fewer shares/units when prices are up.*
  Monitor your asset allocation and diversify. Stocks, bonds, and short-term/money market investments are asset classes that often behave differently, depending upon the economic and market environment. These broad asset classes include an even greater array of asset sub-categories (such as small-cap stocks, international stocks, and high-yield bonds). When determining the asset allocation for your retirement portfolio, remember that financial professionals often advise their clients to select a wide range of investments from different asset classes. We believe it is important to keep your tolerance for risk in mind when making your selections. Be sure to monitor your asset allocation regularly to ensure that it remains in line with your long-term financial goals and investment time horizon.*

* Systematic investing and asset allocation do not ensure a profit or protect against loss in a declining market. Systematic investing involves continuous investment in securities regardless of fluctuating price levels. Investors should consider their ability to continue investing through periods of low price levels.

(Continued)

MML Series Investment Fund II – President's Letter to Shareholders (Continued)

You're in it for the long term

While short-term changes in the markets or day-to-day events can be unsettling, MassMutual continually focuses on the long term and encourages investors to do the same. That's one reason why we believe doing business with MassMutual is the sign of a good decision.

The improvement in the investing environment over the past 10 months has shown us that changing market conditions have the potential to reward patient investors. In MassMutual's view, it's your long-term investment objectives that matter most. So be sure to look to your long-term goals whenever you consider making any changes to your account or your retirement planning strategy.

Thank you for your continued confidence in MassMutual.

Sincerely,

Richard J. Byrne
President

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 1/1/10 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

MML Series Investment Fund II – Economic and Market Review

December 31, 2009

Worldwide financial market conditions begin to improve after a rough start to the year

The year ended December 31, 2009 marked a time of transition for investment markets worldwide. As 2009 began, U.S. markets had already been battered for months by extreme economic conditions, including weakness in the housing market, scarcely available credit, the well-publicized meltdowns of some of Wall Street's most venerable companies, the struggles of U.S. automakers, high unemployment rates, and an extremely soft retail environment. Encouraging news in the economy and financial markets was hard to come by, and the environment mainly continued on its downward spiral until March 2009, when stocks worldwide kicked off a rally that ultimately drove most broad stock and bond indexes to one-year gains by the end of December.

Throughout the world, many economies began the slow recovery process — although some continued to struggle. For example, in Europe, the United Kingdom did especially well. Similarly, France and Germany unexpectedly pulled out of recession. Conversely, high-deficit euro countries, including Ireland and Greece, continued to suffer. Elsewhere, China's and Brazil's economies proved resilient and the Russian economy, which had slowed late in 2008, began to recover during the third quarter of 2009. Economic conditions in Turkey and Indonesia also began to turn around in April 2009, when emerging equity markets began to perform well.

In the U.S., although numerous economic challenges — such as high unemployment levels and struggling consumer confidence levels — continued to be a concern, a resurgence in equity markets seemed to point, for many, to an economy that was potentially on the road to recovery.

Market performance

Both bonds and equities were positive for the 12 months ended December 31, 2009, with notable outperformers in each of the two asset classes. The Dow Jones Industrial AverageSM (the "Dow"), a measure of blue-chip stock performance, advanced 18.82%. The S&P 500® Index (the "S&P 500"), a measure of U.S. large-cap stock performance, also gained traction for the year and returned 26.46%. Another winner in the equities category was the technology-heavy NASDAQ Composite® Index ("NASDAQ"), with its impressive 43.89% return. Worldwide equity markets significantly outperformed their U.S. counterparts. For example, the Morgan Stanley Capital International ("MSCI®") Europe, Australasia, Far East ("EAFE®") Index, a benchmark for foreign stocks in developed markets, advanced 31.78%. The clear winner, however, was the MSCI Emerging Markets Index, a benchmark that represents the performance of emerging stock markets throughout the world, which advanced a stunning 78.51% for the year ended December 31, 2009.

Investments in the fixed-income markets tended to trail their equity counterparts in 2009. One of the most closely monitored benchmarks in the fixed-income market, the Barclays Capital U.S. Aggregate Bond Index, a broad measure of the U.S. investment-grade bond markets, gained 5.93%. Treasury bills advanced slightly, gaining just 0.20% for the year, as measured by the Citigroup 3-Month Treasury Bill Index. But the star performer in the fixed-income arena was the Barclays Capital U.S. Corporate High-Yield Bond Index, a measure of the performance of fixed rate, non-investment-grade debt from corporate sectors, which returned 58.21% for the year. Trailing the group was the small-by-comparison 1.41% advance of the Barclays Capital U.S. 1-3 Year Government Bond Index, which measures the performance of U.S. government bonds with one to three years remaining to the scheduled payment of principal.*

First quarter of 2009: the tide begins to turn

As 2009 began, investors digested and reacted to economic events and news, but found few reasons for much optimism in January and February. President Obama's $787 billion economic stimulus package received approval from Congress in February and offered a variety of incentives, including tax cuts, infrastructure spending, and assistance for states. This had little effect on investor sentiment, however, as dismal news concerning unemployment, housing, available credit, and ongoing struggles of companies of all sizes in

*Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

MML Series Investment Fund II – Economic and Market Review (Continued)

a variety of sectors (particularly financial services and automobile makers) dominated the headlines. By early March, both the Dow and the S&P 500 had declined to lows not seen in well over a decade.

Almost unexpectedly, stocks staged a vigorous late-quarter rally that enabled major market benchmarks to trim their losses for the quarter and post solid gains for March. Investors finally seemed encouraged by actions taken by the U.S. government and governments worldwide, along with a handful of economic reports that signaled positive movement. Other news also surfaced to help the rally along, particularly the Federal Reserve's (the "Fed") announcement of the plan to buy $300 billion in long-term Treasury securities. Although the advances in late March were not enough to counteract the market declines of the first two months of the year — most stocks posted double-digit losses for the quarter and bonds posted mixed results overall — they did mark a significant turning point in the economic climate and helped to bring renewed optimism to investors who had been discouraged by the relentless market losses of the previous 12 to 15 months.

Encouraging signs continue in the second quarter of 2009

The stock market advanced substantially during the second quarter of 2009, although the rally lost some momentum in June. Share prices rose for much of the period on encouraging economic reports. During the quarter, headlines focused on the bankruptcies of automakers Chrysler and General Motors, but investors seemed to believe that the worst of the financial crisis had passed and generally overlooked bad news to focus on the "green shoots" of a potential economic recovery. The consistency of the advance was remarkable, as periods of decline in this environment were shallow and short-lived. Foreign stocks also turned in strong results during the second quarter, aided by gains in local share prices and a falling U.S. dollar. In the bond market, Treasury securities struggled, while riskier bonds outperformed. Rising yields sent Treasury prices lower (when yields rise, the prices of existing bonds fall — and vice versa) amid heightened concerns about the possibility of inflation becoming a greater threat due to increases in the money supply and borrowing required by the U.S. government's attempts to jump-start the economy. Despite the surge in Treasury yields, corporate bond spreads (the difference in yields between comparable bonds) narrowed considerably, reflecting increased demand and rising prices.

Some data releases during the second quarter of 2009 proved encouraging. One of those was durable goods orders, which surged by 1.8% in May, surprising economists who had expected a decline. May's increase was the third in four months and followed a similarly robust advance in April. Furthermore, one of the more closely watched releases, the Conference Board's Index of Leading Economic Indicators (LEI), rose by 1.2% in May, following a revised 1.1% increase in April. The two months of increases represented the best back-to-back performance of this measure since late 2001. As its name implies, this index is valued for its forward-looking ability — whereas many measures of economic activity (such as employment-related data) are lagging indicators, meaning they tend to follow, rather than forecast, economic trends.

Markets maintain momentum in the third quarter of 2009

U.S. stocks piled on more gains during the third quarter of 2009, as the market rally stretched into its seventh month (since March lows). After beginning the quarter on an uncertain note, equities benefited from a fresh burst of bullish enthusiasm around the middle of July, amid favorable prospects for second-quarter earnings. The pace of the advance slowed in August and September, but stock prices managed to work higher during both months, as investors drove double-digit gains in the most widely followed stock benchmarks for the second straight quarter. On a similar note, foreign stocks in developed markets kept pace with their domestic counterparts, receiving a boost from U.S. dollar weakness.

Risk-wary investors in the U.S. and abroad drove up prices for U.S. Treasury securities. Additionally, corporate bonds benefited from easing concerns about company balance sheets and earnings growth, which enabled the Barclays Capital U.S. Aggregate Bond Index to post a modest return for the quarter. Conversely, investors' pursuit of returns lifted the Barclays Capital U.S. Corporate High-Yield Bond Index to a double-digit gain of 14.22% for the three-month period. Short-term government bonds turned in some of the quarter's most modest results, but still managed to gain a bit of ground.

MML Series Investment Fund II – Economic and Market Review (Continued)

Fourth quarter of 2009 sees continued stock market gains; international concerns

U.S. stocks climbed higher in the final quarter of 2009, amid a growing consensus that the economy had begun to recover. (Held in check partly by a U.S. dollar rally in December, foreign stocks in developed markets lagged their domestic counterparts.) Reinforcing this belief was solid growth in third-quarter GDP (gross domestic product), which reflects the total value of goods and services produced in the United States. That said, the GDP estimate was revised to a lower level twice as the quarter progressed, from 3.5% to 2.8%, and finally to 2.2%. These revisions and some disappointing news on the housing market that surfaced later in the quarter may have helped slow the market's momentum from mid-November through the end of 2009. Elsewhere, bond market returns were generally subdued. The growing conviction that the U.S. economy was in the early stages of a recovery, fears of an eventual rebound in inflation, and an ample supply of securities — courtesy of auctions held by the U.S. Treasury to finance the federal government's deficit — converged to push Treasury bond yields higher and prices lower.

One note of great concern for financial markets worldwide occurred near the end of November, when Dubai World, a government-owned conglomerate and Dubai's largest corporate entity, threatened to delay, by six months, debt repayments in the amount of $26 billion. Ultimately, by the close of the month, Dubai World announced the restructuring of that debt — generally easing a great deal of international tension, although concerns remained as the year came to a close (and the restructuring process was still underway).

As 2009 came to a close, it remained to be seen whether or not the economic growth that was evident in the latter part of the year would pave the way for similar growth in 2010. Concerns lingered over both the future spending ability of the U.S. consumer — who still appeared to be primarily concerned with paying down debt and stockpiling cash — and the state of the housing market, which had begun to show signs of bottoming at the end of 2009. On the other hand, consumer confidence, as measured by the Conference Board Consumer Confidence Index, saw an uptick in both November and December 2009, leading some to enter 2010 with restrained optimism regarding the near-term prospects for the U.S. economy.

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 1/1/10 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

MML Money Market Fund – Portfolio Manager Report

What is the investment objective of MML Money Market Fund, and who is the Fund's subadviser?
The Fund seeks to achieve high current income, the preservation of capital, and liquidity. These objectives are of equal importance. The Fund invests in high-quality debt instruments that have a remaining maturity not exceeding 397 days. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund's subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended December 31, 2009?
The Fund's Initial Class shares returned 0.07%, underperforming the 0.25% return of the Lipper Taxable Money Market Fund Index (the "benchmark"), an unmanaged index of taxable money market mutual funds.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2009, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund's performance
Overall, the Fund performed well during a year marked by historically low yields, scarcity of money market investments, and ample liquidity. The drastically low supply was due to issuers either cutting back their borrowing or moving a larger percentage of their debt into longer-dated maturities to lock in low rates. The Fund primarily purchased commercial paper (i.e., short-term, unsecured promissory notes sold by corporations to meet short-term debt obligations) in shorter maturities and government agency paper (fixed-income securities issued by government entities, such as Fannie Mae) in longer maturities, as corporate commercial paper yields continued to decline relative to agency securities and Treasury bills.

With the LIBOR (London Interbank Offered Rate, which is an interest rate used in the short-term international interbank market) interest rate curve flattening as the year progressed, the minimal yield advantage in longer-dated commercial paper issues did not, in most cases, justify the associated credit risk. The Fund's performance was enhanced by selectively adding high-quality, floating-rate notes that reset based on three-month LIBOR rates. By selecting the notes that reset every 90 days, we were able to take advantage of higher yields without overextending the weighted average maturity (the "WAM") of the Fund.

In general, the Fund's performance was adversely affected by historically low nominal yields, which forced the Fund to cut fees in order to avoid a negative net yield. The WAM of the Fund increased during the year as the near-term prospects of a Federal Reserve (the "Fed") rate hike dissipated.

The Fund maintained its position of being well diversified across industries and companies. The portfolio held an underweight position relative to the benchmark in U.S. Treasuries throughout most of 2009, as yields on these instruments continued to be very low in an environment where investors sought safety in U.S. government securities.

Subadviser outlook
The Securities and Exchange Commission (SEC) has adopted final rule changes applicable to money market funds that will be effective in 2010. Rule changes include lowering the maximum WAM from 90 to 60 days, requiring funds to maintain certain levels of overnight and weekly liquidity, and placing new limits on Tier-2 holdings (which are currently not allowed in the Fund's portfolio).

With the Fed on hold for the near future, conditions in 2010 should closely resemble the year-end 2009 market environment. We expect that low supply, low yields, and lots of available cash will keep rates low. The Fund's trading activity remains focused on searching for opportunities to reduce risk while finding attractive investments. Our objective for the future is to continue purchasing high-quality instruments and to remain well diversified across industries and security types.

MML Money Market Fund – Portfolio Manager Report (Continued)

MML Money Market Fund Asset Allocation (% of Net Assets) on 12/31/09 (Unaudited)
Commercial Paper	84.0%
Discount Notes	13.1%
U.S. Treasury Bills	2.9%
Time Deposits	0.1%
Total Short-Term Investments	100.1%
Other Assets and Liabilities	(0.1)%
Net Assets	100.0%

MML Money Market Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Money Market Fund Initial Class and the Lipper Taxable Money Market Fund Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Five Year Average Annual 1/1/05 - 12/31/09	Ten Year Average Annual 1/1/00 - 12/31/09
Initial Class	0.07%	2.80%	2.63%
Lipper Taxable Money Market Fund Index	0.25%	2.90%	2.69%

GROWTH OF $10,000 INVESTMENT FOR PAST TEN YEARS

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Lipper Taxable Money Market Fund Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here. An investment in the MML Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

MML Managed Bond Fund – Portfolio Manager Report

What is the investment objective of MML Managed Bond Fund, and who is the Fund's subadviser?
The Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital by normally investing at least 80% of its net assets in investment-grade fixed-income debt securities. The Fund's subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended December 31, 2009?
The Fund's Initial Class shares returned 10.21%, outperforming the 5.93% return of the Barclays Capital U.S. Aggregate Bond Index (the "benchmark"), an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays Capital U.S. Treasury Bond Index, the Barclays Capital U.S. Government-Related Bond Index, the Barclays Capital U.S. Corporate Bond Index, and the Barclays Capital U.S. Securitized Bond Index.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2009, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund's performance
The Fund's performance relative to the benchmark for the year 2009 was particularly strong. The favorable results were driven primarily by certain portfolio strategies, such as the Fund's overweight position relative to the benchmark in corporate bonds, including high-yield bonds, as risk premiums contracted; a down-in-quality "tilt" into triple-B and cross-over credits (i.e., those bonds rated triple-B by one rating agency and double-B by another); an underweight position in Treasury/agency bond sectors, which generally lagged lower-quality investments in 2009; opportunistic trading in the agency pass-through sector; limited exposure to out-of-index collateralized debt obligation (CDO) and non-agency collateralized mortgage obligation (CMO) sectors, which had recovered sharply from previously distressed levels; and positive security selection in corporate and other non-Treasury bonds.

Conversely, certain portfolio strategies hampered the Fund's performance in 2009, including minimal exposure to sovereign/emerging market bonds (which performed well); holdings in certain issuers, such as CIT, which deteriorated sharply; and the Fund's yield-curve positioning, which hindered performance somewhat. (The yield curve is a graphical representation of bond yields with very short maturities to the longest available, with the curve indicating whether short-term rates are higher or lower than long-term rates.)

With respect to portfolio positioning, in the early part of the year, the Fund was quite conservative in light of the weak economic backdrop in the U.S. (specifically, the financials sector). As the year progressed, however, improving economic and overall market conditions encouraged investors to add risky assets. Consequently, positive technicals, stronger earnings, and a healthy new issue market drove a powerful rally in valuations across all bond sectors. During the year, we used better market conditions to reposition the Fund out of corporate and other non-Treasury bonds that had improved in price substantially, yet were still somewhat vulnerable from a credit perspective. We also cautiously moved the Fund to an overweight position in corporate and other non-Treasury bonds relative to Treasuries and agencies.

Subadviser outlook
In 2009, sector allocations and rotations were important performance drivers for the Fund. We expect that, in 2010, gains and/or loss avoidance will be impacted more by security selection. In the longer term, our view is that many significant wild cards remain, such as the Federal Reserve's exit strategy (from historically low interest rates), the U.S. dollar, and commercial real estate. There is a sense that serious fundamental challenges — such as high unemployment, real estate valuations, and the deleveraging (debt-reducing) consumer — will ultimately need to be resolved.

For now, however, the federal government's commitment to do "whatever it takes" continues to generate momentum towards a self-sustaining recovery. In the near term, we believe that improving economic data, corporate health, and positive momentum are likely to continue lifting asset prices higher. Our view is that the economy has entered one of those difficult transition stages which may well last well into 2010,

MML Managed Bond Fund – Portfolio Manager Report (Continued)

as investors await confirmation on future direction. Within this period, we believe volatility is likely to remain elevated, presenting increased opportunities for short-term, tactical trading; strong technical- or momentum-driven markets may linger longer than expected; and "non-fundamental" changes to companies or markets may unexpectedly and rapidly impact valuations, often negatively, reinforcing the need for prudent diversification and careful relative value analysis. (Examples of "non-fundamental" changes include corporate-bond tender offers, "amend-to-extend" deals in the loan business, U.S. Treasury changes to certain accounting rules for commercial mortgage-backed securities, the evolution of government support programs, and rating agency pronouncements.) With these views in mind, we have positioned the portfolio to weather the uncertainties and challenges that may lie ahead for fixed-income investors.

MML Managed Bond Fund Quality Structure (% of Net Assets) on 12/31/09 (Unaudited)
U.S. Government, Aaa/AAA	54.1%
Aa/AA	2.8%
A/A	9.9%
Baa/BBB	22.3%
Ba/BB	3.7%
B and Below	0.5%
Equities	0.0%
Total Long-Term Investments	93.3%
Short-Term Investments and Other Assets and Liabilities	6.7%
Net Assets	100.0%

MML Managed Bond Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Managed Bond Fund Initial Class and the Barclays Capital U.S. Aggregate Bond Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Five Year Average Annual 1/1/05 - 12/31/09	Ten Year Average Annual 1/1/00 - 12/31/09
Initial Class	10.21%	5.18%	6.33%
Barclays Capital U.S Aggregate Bond Index	5.93%	4.97%	6.33%

GROWTH OF $10,000 INVESTMENT FOR PAST TEN YEARS

Hypothetical Investments in MML Managed Bond Fund Service Class and the Barclays Capital U.S. Aggregate Bond Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Since Inception Average Annual 8/15/08 - 12/31/09
Service Class	9.93%	8.61%
Barclays Capital U.S Aggregate Bond Index	5.93%	6.89	%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

+ From 9/1/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays Capital U.S. Aggregate Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Blend Fund – Portfolio Manager Report

What is the investment objective of MML Blend Fund, and who is the Fund's subadviser?
The Fund seeks to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital. The Fund's portfolio consists of three segments: Money Market Segment, Bond Segment and Equity Segment. The Fund adjusts the mix of investments among these three market segments based on the judgment of the Fund's subadviser about each segment's potential for returns related to the corresponding risk. The Fund's subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended December 31, 2009?
The Fund's Initial Class shares returned 20.55%, trailing the 26.46% return of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. Conversely, the Fund outpaced the 5.93% return of the Barclays Capital U.S. Aggregate Bond Index (the "bond benchmark"), an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays Capital U.S. Treasury Bond Index, the Barclays Capital U.S. Government-Related Bond Index, the Barclays Capital U.S. Corporate Bond Index, and the Barclays Capital U.S. Securitized Bond Index. Finally, the Fund underperformed the 23.35% return of the Lipper Balanced Fund Index (the "blend benchmark"), an unmanaged, equally weighted index of the 30 largest mutual funds within the Lipper Balanced Category.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2009, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund's performance
With respect to the equity component of the Fund, we positioned the portfolio well from an asset allocation standpoint, buying equities very close to the low of the market. As the year began, the Fund held an underweight position relative to the blend benchmark in its equity portfolio. Valuations, however, kept improving as the market sold off during the first quarter of 2009. During this time, we bought stocks and, in fact, increased the Fund's position in equities in February — finally moving from an underweight position in equities to an overweight one in late March.

Within the equity portfolio, however, our models struggled in 2009, as the macro outlook overshadowed stock selection. The stocks that performed the best during the year had negative earnings, poor balance sheets, high beta, and smaller capitalizations. These were the companies that had the most to gain from an economic recovery. The factor weights in our models change to respond to factor effectiveness. In 2009, the factor that we needed to emphasize was beta, and we did that by holding an overweight position in the equity portfolio from an asset allocation standpoint. This allowed us to follow our disciplined approach in stock selection.

Turning to the Fund's fixed-income segment, the Fund held an overweight position relative to the blend benchmark in this portfolio component early in the year. We moved the Fund to an underweight position in fixed-income when we increased holdings in equities (in March) due to the thesis that the equity market is more levered to economic recovery. The Fund continued to maintain its underweight position in fixed-income assets throughout the balance of 2009, as the risk of rising interest rates remained, in our view, quite strong.

Within the fixed-income portfolio, we held an overweight position in corporate bonds relative to the bond benchmark, as there appeared to be tremendous value in this market segment after the market meltdown. Financial firms had access to cheap government liquidly (namely, a 0.1% federal funds rate), but were hampered by risk-based capital standards that limited where they could deploy that capital. Corporate bonds were compelling, as they gave exposure to a cheaply valued asset, while simultaneously allowing investors to adhere to their risk-based capital standards. The same applied to U.S. government debt, which is triple-A rated. Firms could leverage their holdings in these highly rated securities and still be considered well capitalized, a moniker that had increased in importance after the meltdown. These factors led to corporate credits' posting considerable excess returns over Treasuries.

MML Blend Fund – Portfolio Manager Report (Continued)

Subadviser outlook
As financial institutions become better capitalized, in our view, they'll no longer have a disproportionate need to hold highly rated debt securities. Consequently, they may see some of the highest-rated securities in the triple-A and double-A range as overvalued. The ability and desire to sell these securities may lead them to move out of these investments into other risk assets. The degree to which financial institutions embrace risk will depend on how long the Federal Reserve keeps short-term interest rates at essentially zero — and how long the U.S. government is willing to keep propping up the economy with huge transfer payments.

The equity market is still characterized by poor valuations and weak fundamentals, but abundant liquidity. We believe that it is likely that volatility will pick up in 2010, as uncertainty about the timing of the end of low interest rates and the end of government stimulus becomes more of a focus.

MML Blend Fund Largest Holdings (% of Net Assets) on 12/31/09 (Unaudited)
Government National Mortgage Association TBA 5.000% 3/01/38	6.2%
Exxon Mobil Corp.	2.4%
Government National Mortgage Association TBA 4.500% 2/01/39	1.8%
Microsoft Corp.	1.8%
U.S. Treasury Note 4.250% 8/15/15	1.3%
Pfizer, Inc.	1.3%
International Business Machines Corp.	1.2%
Apple, Inc.	1.2%
Johnson & Johnson	1.1%
JP Morgan Chase & Co.	1.1%
19.4%

MML Blend Fund Asset Allocation (% of Net Assets) on 12/31/09 (Unaudited)
Equities	63.0%
Bonds & Notes	33.4%
Mutual Funds	0.5%
Total Long-Term Investments	96.9%
Short-Term Investments and Other Assets and Liabilities	3.1%
Net Assets	100.0%

MML Blend Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Blend Fund Initial Class, the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index and the Lipper Balanced Fund Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Five Year Average Annual 1/1/05 - 12/31/09	Ten Year Average Annual 1/1/00 - 12/31/09
Initial Class	20.55%	2.91%	2.19%
S&P 500 Index*	26.46%	0.42%	-0.95%
Barclays Capital U.S Aggregate Bond Index	5.93%	4.97%	6.33%
Lipper Balanced Fund Index	23.35%	2.63%	2.79%

GROWTH OF $10,000 INVESTMENT FOR PAST TEN YEARS

Hypothetical Investments in MML Blend Fund Service Class, the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index and the Lipper Balanced Fund Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Since Inception Average Annual 8/15/08 - 12/31/08
Service Class	20.25%	-0.68%
S&P 500 Index*	26.46%	-7.66	%+
Barclays Capital U.S Aggregate Bond Index	5.93%	6.89	%+
Lipper Balanced Fund Index	23.35%	-1.46	%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

*Benchmark

+ From 9/1/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index and the Lipper Balanced Fund Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Equity Fund – Portfolio Manager Report

What is the investment objective of MML Equity Fund, and who are the Fund's subadvisers?
The Fund's primary objective is to achieve a superior total rate of return over an extended period of time, from both capital appreciation and current income. Its secondary objective is the preservation of capital when business and economic conditions indicate that investing for defensive purposes is appropriate. The Fund's two subadvisers are OppenheimerFunds, Inc. (OFI), which managed approximately 74% of the Fund's portfolio; and AllianceBernstein L.P. (AllianceBernstein), which was responsible for approximately 26% of the Fund's portfolio, as of December 31, 2009.

How did the Fund perform during the 12 months ended December 31, 2009?
The Fund's Initial Class shares returned 30.71%, outpacing the 19.69% return of the Russell 1000® Value Index (the "benchmark"), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies, based on market capitalization) with greater-than-average value orientation that tend to exhibit lower price-to-book ratios and forecasted growth values than securities in the growth universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2009, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund's performance
With respect to the Fund's OFI component, stock selection accounted for the vast majority of the portfolio's relative outperformance, although sector allocations also contributed. Overall, the portfolio outperformed the benchmark in seven of the 10 economic sectors — largely due to superior holdings in materials, information technology, consumer discretionary, and industrials. Factors that detracted from the portfolio's full-year results included holdings in the telecommunication services sector, with the detrimental effects reduced somewhat by a beneficial underweight position relative to the benchmark in this poor-performing sector. Similarly, the portfolio fell short in the utilities sector. The consumer staples sector proved to be the greatest hindrance for the year, as disappointing stock results combined with a detrimental overweight position.

Despite being politically charged and the sector with the greatest uncertainty throughout 2009, financials added the most value to the portfolio on a relative basis. Favorable stock selection within this sector was well rewarded, as portfolio holdings in SLM (Sallie Mae), Morgan Stanley, Goldman Sachs, and MetLife excelled. As expectations took hold for a bottom — and eventual rebound — in global gross domestic product (GDP) growth, sectors such as industrials, materials, and information technology vaulted higher, recovering a large percentage of the losses of the prior year. (GDP reflects the total value of goods and services produced in the United States.)

For the Fund's AllianceBernstein component, the largest contributions came from the portfolio's financial and media holdings. In the financials sector, holdings Prudential and Deutsche Bank contributed. Media holding News Corp. rose on strong advertising trends and an announcement that its Fox television network would seek higher fees from cable and satellite operators over the coming years as existing agreements expire. Fellow media company CBS announced third-quarter results that beat expectations and reaffirmed its full-year outlook. The company also successfully refinanced a $2 billion credit facility, which erased concerns about lingering liquidity issues.

On the downside, the portfolio's underweight position and stock selection in industrial resources was a major drag on returns — due mostly to the Fund's avoidance of strong-performing chemical, paper, and copper producers, which rose with the spike in commodity prices. An underweight position in the financials sector also detracted from the portfolio's full-year results.

Subadviser outlook
Despite some encouraging economic reports and a massive rally in the equity markets since March 9, 2009 (the equity market "bottom"), we still foresee volatile times ahead for equities. Equity markets, and the U.S. economy in general, have yet to deal with many of the problems created by the recent financial crisis. Our view is that large and as of yet unrecognized losses are still to come. Banks could see tough times from areas such as commercial real estate, the economy still suffers stubbornly high unemployment, and the U.S. has issued high levels of government debt. While the timeline is uncertain, we nevertheless believe that the U.S. economy has the strength and resilience to overcome most obstacles that may emerge in the coming months.

MML Equity Fund – Portfolio Manager Report (Continued)

MML Equity Fund Largest Holdings (% of Net Assets) on 12/31/09 (Unaudited)
JP Morgan Chase & Co.	4.2%
Chevron Corp.	4.2%
AT&T, Inc.	3.6%
Merck & Co., Inc.	3.2%
Pfizer, Inc.	2.9%
Tyco International Ltd.	2.7%
Morgan Stanley	2.5%
Time Warner Cable, Inc.	2.5%
Exxon Mobil Corp.	2.5%
Motorola, Inc.	2.5%
30.8%

MML Equity Fund Sector Table (% of Net Assets) on 12/31/09 (Unaudited)
Financial	21.6%
Energy	16.0%
Communications	15.9%
Consumer, Non-cyclical	15.8%
Industrial	8.1%
Consumer, Cyclical	7.6%
Technology	4.5%
Basic Materials	4.5%
Utilities	3.7%
Total Long-Term Investments	97.7%
Short-Term Investments and Other Assets and Liabilities	2.3%
Net Assets	100.0%

MML Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Equity Fund Initial Class and the Russell 1000 Value Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Five Year Average Annual 1/1/05 - 12/31/09	Ten Year Average Annual 1/1/00 - 12/31/09
Initial Class	30.71%	-0.68%	0.07%
Russell 1000 Value Index	19.69%	-0.25%	2.47%

GROWTH OF $10,000 INVESTMENT FOR PAST TEN YEARS

Hypothetical Investments in MML Equity Fund Service Class and the Russell 1000 Value Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Since Inception Average Annual 8/15/08 - 12/31/09
Service Class	30.39%	-8.94%
Russell 1000 Value Index	19.69%	-10.46	%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

+ From 9/1/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Money Market Fund – Portfolio of Investments

	Principal Amount	Value
SHORT-TERM INVESTMENTS – 100.1%
Commercial Paper – 84.0%
Abbey National North America LLC 0.170% 3/26/10	$4,300,000	$4,298,294
American Honda Finance Corp. 0.210% 2/16/10	4,550,000	4,548,779
Basin Electric Power Cooperative (a) 0.200% 1/08/10	4,000,000	3,999,844
Basin Electric Power Cooperative (a) 0.200% 2/11/10	400,000	399,909
BG Energy Finance, Inc. (a) 0.330% 1/04/10	3,600,000	3,599,901
BG Energy Finance, Inc. (a) 0.350% 1/19/10	3,300,000	3,299,423
Bryant Park Funding LLC (a) 0.170% 1/15/10	4,300,000	4,299,716
Campbell Soup Co. (a) 0.500% 4/28/10	2,000,000	1,996,750
Campbell Soup Co. (a) 0.510% 4/29/10	2,675,000	2,670,528
Cargill, Inc. (a) 0.150% 2/25/10	2,075,000	2,074,524
Cargill, Inc. (a) 0.150% 2/26/10	2,400,000	2,399,440
The Coca-Cola Co. (a) 0.120% 2/04/10	1,900,000	1,899,785
Commonwealth Bank of Australia FRN (a) 0.355% 6/04/10	5,000,000	5,000,000
Covidien International Finance (a) 0.190% 1/15/10	4,375,000	4,374,677
Danaher Corp. 0.130% 1/06/10	4,300,000	4,299,922
E. ON AG (a) 0.210% 2/11/10	1,700,000	1,699,593
E. ON AG (a) 0.260% 4/06/10	1,000,000	999,314
E. ON AG (a) 0.270% 4/06/10	3,050,000	3,047,827
Ecolab, Inc. (a) 0.140% 1/13/10	4,200,000	4,199,804
Export-Import Bank of the United States 0.450% 3/09/10	4,300,000	4,296,399
Falcon Asset Security Co. LLC (a) 0.160% 1/14/10	4,300,000	4,299,752
General Electric Capital Corp. 0.160% 2/09/10	4,350,000	4,349,246
Govco LLC (a) 0.180% 1/11/10	4,300,000	4,299,785
Johnson & Johnson (a) 0.150% 5/03/10	1,775,000	1,774,098
Johnson & Johnson (a) 0.180% 5/03/10	1,500,000	1,499,085
JP Morgan Chase & Co. 0.200% 5/19/10	500,000	499,617
JP Morgan Chase & Co. 0.240% 5/17/10	3,175,000	3,172,121
Kitty Hawk Funding Corp. (a) 0.180% 2/22/10	4,400,000	4,398,856
Medtronic, Inc. (a) 0.130% 2/23/10	4,400,000	4,399,158
National Rural Utilities Cooperative Finance Corp. 0.180% 1/28/10	4,300,000	4,299,419
Nestle Capital Corp. (a) 0.230% 3/02/10	2,000,000	1,999,233
Nestle Capital Corp. (a) 0.400% 3/17/10	2,500,000	2,497,917
Nokia Corp. (a) 0.230% 1/29/10	4,450,000	4,449,204
NSTAR 0.110% 1/04/10	2,500,000	2,499,977
Praxair, Inc. 0.345% 5/26/10	2,000,000	2,000,000
Rabobank USA Financial Corp. 0.250% 2/08/10	4,400,000	4,398,839
Royal Bank of Scotland PLC (a) 0.530% 1/06/10	6,850,000	6,849,496
Sheffield Receivables Corp. (a) 0.150% 1/08/10	2,000,000	1,999,942
Sigma Aldrich Corp. (a) 0.120% 1/12/10	2,300,000	2,299,916
Toyota Motor Credit Corp. FRN 0.384% 7/19/10	5,000,000	5,000,000
Wells Fargo & Co. FRN 0.489% 8/20/10	6,000,000	6,005,306
Windmill Funding Corp. (a) 0.170% 1/13/10	4,300,000	4,299,756
Wisconsin Gas Co. 0.170% 1/06/10	4,300,000	4,299,898
		144,995,050
Discount Notes – 13.1%
Federal Farm Credit 0.200% 3/22/10	835,000	834,629
Federal Farm Credit 4.875% 3/22/10	925,000	934,397
Federal Home Loan Bank 0.295% 1/22/10	400,000	399,931
Federal Home Loan Bank 0.310% 1/22/10	3,250,000	3,249,412
Federal Home Loan Bank 0.350% 2/01/10	170,000	169,949
Federal Home Loan Bank 0.360% 3/10/10	600,000	599,592
Federal Home Loan Bank 0.400% 6/11/10	100,000	99,821
Federal Home Loan Bank 0.330% 7/15/10	200,000	199,643
Federal Home Loan Bank 0.360% 7/15/10	1,000,000	998,050
Federal Home Loan Bank 0.370% 9/29/10	500,000	498,607
Federal Home Loan Bank FRN 0.134% 7/09/10	2,500,000	2,500,340
Federal Home Loan Mortgage Corp. 0.150% 2/08/10	200,000	199,968
Federal Home Loan Mortgage Corp. 0.295% 2/08/10	1,275,000	1,274,603
Federal Home Loan Mortgage Corp. 4.875% 2/09/10	1,850,000	1,858,928

The accompanying notes are an integral part of the financial statements.

MML Money Market Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Federal Home Loan Mortgage Corp. 0.280% 5/05/10	$3,100,000	$3,097,010
Federal Home Loan Mortgage Corp. 0.330% 5/12/10	500,000	499,400
Federal Home Loan Mortgage Corp. 0.450% 5/12/10	100,000	99,836
Federal Home Loan Mortgage Corp. 0.260% 7/26/10	125,000	124,814
Federal National Mortgage Association 0.200% 3/03/10	1,550,000	1,549,475
Federal National Mortgage Association 0.150% 4/14/10	500,000	499,786
Federal National Mortgage Association 0.250% 6/14/10	1,005,000	1,003,855
Federal National Mortgage Association 0.210% 6/23/10	1,700,000	1,698,284
Federal National Mortgage Association 0.260% 7/26/10	200,000	199,703
		22,590,033
U.S. Treasury Bills – 2.9%
United States Cash Management Bill 0.436% 6/10/10	3,000,000	2,994,187
United States Cash Management Bill 0.320% 6/17/10	2,000,000	1,996,989
		4,991,176
Time Deposits – 0.1%
Euro Time Deposit 0.010% 1/04/10	124,517	124,517
TOTAL SHORT-TERM INVESTMENTS (Cost $172,700,776)		172,700,776
TOTAL INVESTMENTS – 100.1% (Cost $172,700,776) (b)		172,700,776
Other Assets/ (Liabilities) – (0.1)%		(253,346)
NET ASSETS – 100.0%		$172,447,430

Notes to Portfolio of Investments
FRN	Floating Rate Note
(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2009, these securities amounted to a value of $91,027,233 or 52.79% of net assets.
(b)	See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments

December 31, 2009

	Number of Shares	Value
EQUITIES – 0.0%
PREFERRED STOCK – 0.0%
Investment Companies – 0.0%
Special Value Expansion Fund LLC (Acquired 8/27/07, Cost $450,000) (a) (b) (c) (d)	4,500	$343,134
TOTAL PREFERRED STOCK (Cost $450,000)		343,134
TOTAL EQUITIES (Cost $450,000)		343,134
	Principal Amount
BONDS & NOTES – 93.3%
CORPORATE DEBT – 40.0%
Advertising – 0.2%
Interpublic Group of Cos. 10.000% 7/15/17	$1,100,000	1,221,000
WPP Finance Corp. 5.875% 6/15/14	410,000	423,408
		1,644,408
Aerospace & Defense – 0.6%
BAE Systems Holdings, Inc. (b) 6.375% 6/01/19	800,000	860,535
General Dynamics Corp. 5.250% 2/01/14	895,000	973,732
Goodrich Corp. 6.125% 3/01/19	300,000	324,065
L-3 Communications Corp. 6.375% 10/15/15	860,000	863,225
Lockheed Martin Corp. 5.500% 11/15/39	440,000	431,123
Lockheed Martin Corp. 6.150% 9/01/36	730,000	772,604
United Technologies Corp. 6.125% 2/01/19	1,710,000	1,889,632
		6,114,916
Agriculture – 0.7%
Altria Group, Inc. 8.500% 11/10/13	2,200,000	2,542,386
Altria Group, Inc. 9.700% 11/10/18	420,000	519,190
Altria Group, Inc. 9.950% 11/10/38	870,000	1,134,054
BAT International Finance PLC (b) 8.125% 11/15/13	1,525,000	1,762,901
Cargill, Inc. (b) 5.200% 1/22/13	1,300,000	1,378,446
		7,336,977
Airlines – 0.0%
United Air Lines, Inc. (e) 10.110% 12/31/49	207,706	62,831
Banks – 2.2%
Bank of America Corp. 2.100% 4/30/12	3,000,000	3,027,693
Bank of America Corp. 4.250% 10/01/10	375,000	384,585
Bank of America Corp. 5.750% 12/01/17	930,000	952,337
Bank of America Corp. 7.375% 5/15/14	830,000	941,813
Bank of America Corp. Series L 5.650% 5/01/18	2,250,000	2,285,127
Barclays Bank PLC 5.000% 9/22/16	500,000	510,906
Barclays Bank PLC 5.200% 7/10/14	2,335,000	2,475,119
Barclays Bank PLC 6.750% 5/22/19	760,000	847,728
Capital One Financial Corp. 7.375% 5/23/14	540,000	611,405
Credit Suisse New York 5.500% 5/01/14	400,000	434,080
HSBC Bank USA 4.625% 4/01/14	1,300,000	1,357,061
HSBC Finance Corp. 6.375% 10/15/11	405,000	430,727
HSBC Holdings PLC 6.500% 9/15/37	600,000	626,875
ICICI Bank Ltd. (b) 5.500% 3/25/15	1,325,000	1,318,772
The Royal Bank of Scotland PLC (b) 4.875% 8/25/14	855,000	866,701
State Street Corp. 2.150% 4/30/12	925,000	937,117
Wachovia Bank NA 6.600% 1/15/38	575,000	606,900
Wachovia Bank NA 7.800% 8/18/10	600,000	626,083
Wachovia Corp. 5.300% 10/15/11	480,000	509,530
Wachovia Corp. 5.750% 6/15/17	1,080,000	1,123,155
Wells Fargo & Co. 5.625% 12/11/17	400,000	416,062
		21,289,776
Beverages – 0.7%
Anheuser-Busch Cos., Inc. 5.050% 10/15/16	350,000	357,545
Anheuser-Busch Cos., Inc. 6.500% 2/01/43	235,000	240,824
Anheuser-Busch InBev Worldwide, Inc. (b) 5.375% 1/15/20	2,500,000	2,550,647
Anheuser-Busch InBev Worldwide, Inc. (b) 6.375% 1/15/40	850,000	886,433
Anheuser-Busch InBev Worldwide, Inc. (b) 8.200% 1/15/39	565,000	714,443
The Coca-Cola Co. 5.350% 11/15/17	550,000	592,473
Diageo Finance BV 3.875% 4/01/11	770,000	794,749
Molson Coors Capital Finance ULC 4.850% 9/22/10	530,000	546,021
		6,683,135
Building Materials – 0.3%
CRH America, Inc. 8.125% 7/15/18	900,000	1,049,706
Owens Corning, Inc. 9.000% 6/15/19	700,000	780,625
Trane US, Inc. 7.625% 2/15/10	800,000	804,603
		2,634,934
Chemicals – 2.0%
Airgas, Inc. 4.500% 9/15/14	965,000	979,620
Airgas, Inc. (b) 7.125% 10/01/18	1,565,000	1,631,512

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Ashland, Inc. (b) 9.125% 6/01/17	$500,000	$548,750
Cabot Corp. 5.000% 10/01/16	2,635,000	2,584,158
Cytec Industries, Inc. 8.950% 7/01/17	300,000	355,835
The Dow Chemical Co. 4.850% 8/15/12	650,000	683,125
The Dow Chemical Co. 5.900% 2/15/15	1,740,000	1,869,762
The Dow Chemical Co. 7.600% 5/15/14	1,015,000	1,154,960
The Dow Chemical Co. 8.550% 5/15/19	915,000	1,091,728
The Dow Chemical Co. 9.400% 5/15/39	410,000	542,082
Ecolab, Inc. 4.875% 2/15/15	1,500,000	1,582,812
Ecolab, Inc. 6.875% 2/01/11	1,100,000	1,161,303
EI du Pont de Nemours & Co. 3.250% 1/15/15	750,000	742,973
EI du Pont de Nemours & Co. 5.000% 1/15/13	480,000	514,048
EI du Pont de Nemours & Co. 6.000% 7/15/18	620,000	676,525
Lubrizol Corp. 8.875% 2/01/19	1,850,000	2,300,075
Valspar Corp. 5.625% 5/01/12	500,000	523,981
Valspar Corp. 7.250% 6/15/19	375,000	411,515
		19,354,764
Commercial Services – 0.9%
Deluxe Corp. 7.375% 6/01/15	145,000	139,744
Donnelley (R.R.) & Sons Co. 4.950% 5/15/10	550,000	553,927
Donnelley (R.R.) & Sons Co. 4.950% 4/01/14	2,120,000	2,120,642
Equifax, Inc. 4.450% 12/01/14	2,075,000	2,085,412
Equifax, Inc. 7.000% 7/01/37	415,000	408,040
ERAC USA Finance Co. (b) 5.800% 10/15/12	1,600,000	1,677,677
ERAC USA Finance Co. (b) 6.700% 6/01/34	355,000	313,745
ERAC USA Finance Co. (b) 8.000% 1/15/11	1,100,000	1,153,358
		8,452,545
Computers – 0.3%
Electronic Data Systems LLC Series B 6.000% 8/01/13	430,000	475,331
Electronic Data Systems LLC 7.450% 10/15/29	355,000	420,071
EMC Corp. 1.750% 12/01/13	550,000	688,188
Hewlett-Packard Co. 5.500% 3/01/18	890,000	946,375
		2,529,965
Diversified Financial – 7.2%
American Express Co. 6.150% 8/28/17	350,000	365,786
American Express Co. 7.250% 5/20/14	385,000	434,423
American Express Co. 8.125% 5/20/19	965,000	1,143,584
American Express Credit Corp. 7.300% 8/20/13	1,795,000	2,017,366
American General Finance Corp. 5.900% 9/15/12	1,575,000	1,307,263
American General Finance Corp. 6.500% 9/15/17	350,000	241,176
American General Finance Corp. 6.900% 12/15/17	450,000	312,459
American Honda Finance Corp. (b) 7.625% 10/01/18	200,000	228,659
The Bear Stearns Cos., Inc. 7.250% 2/01/18	1,100,000	1,262,638
BlackRock, Inc. 5.000% 12/10/19	1,485,000	1,459,281
BlackRock, Inc. 6.250% 9/15/17	350,000	376,328
Boeing Capital Corp. Ltd. 6.500% 2/15/12	690,000	754,639
Citigroup, Inc. 2.125% 4/30/12	2,000,000	2,021,416
Citigroup, Inc. 5.500% 10/15/14	725,000	734,085
Citigroup, Inc. 5.500% 2/15/17	750,000	709,748
Citigroup, Inc. 5.875% 5/29/37	995,000	876,779
Citigroup, Inc. 6.375% 8/12/14	1,190,000	1,245,819
Citigroup, Inc. 6.500% 8/19/13	910,000	969,326
Citigroup, Inc. 8.125% 7/15/39	575,000	648,972
Eaton Vance Corp. 6.500% 10/02/17	1,075,000	1,111,655
GATX Financial Corp. 5.125% 4/15/10	2,500,000	2,518,140
General Electric Capital Corp. FRN 1.187% 12/09/11	2,125,000	2,165,252
General Electric Capital Corp. 3.500% 8/13/12	1,200,000	1,224,761
General Electric Capital Corp. 5.375% 10/20/16	700,000	727,818
General Electric Capital Corp. 5.900% 5/13/14	900,000	972,965
General Electric Capital Corp. 6.750% 3/15/32	1,200,000	1,223,478
General Electric Capital Corp. 6.875% 1/10/39	2,695,000	2,783,086
The Goldman Sachs Group, Inc. 1.625% 7/15/11	5,750,000	5,801,428
The Goldman Sachs Group, Inc. 5.450% 11/01/12	4,000,000	4,300,716
The Goldman Sachs Group, Inc. 5.625% 1/15/17	2,025,000	2,068,254
The Goldman Sachs Group, Inc. 6.125% 2/15/33	400,000	401,693
HSBC Finance Corp. 5.900% 6/19/12	825,000	881,585
Ingersoll-Rand Global Holding Co. 9.500% 4/15/14	700,000	836,456

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
International Lease Finance Corp. 5.625% 9/20/13	$465,000	$364,751
John Deere Capital Corp. FRN 0.706% 2/26/10	1,565,000	1,566,063
JP Morgan Chase & Co. FRN 0.347% 2/23/11	750,000	754,484
JP Morgan Chase & Co. FRN 0.484% 6/15/12	2,500,000	2,517,933
JP Morgan Chase & Co. 2.625% 12/01/10	2,750,000	2,804,059
JP Morgan Chase & Co. 5.375% 10/01/12	1,900,000	2,056,047
JP Morgan Chase Capital XV Series O 5.875% 3/15/35	560,000	498,444
Lazard Group LLC 6.850% 6/15/17	535,000	538,416
Lazard Group LLC 7.125% 5/15/15	1,585,000	1,645,460
Merrill Lynch & Co., Inc. 5.450% 2/05/13	1,900,000	1,999,315
Morgan Stanley FRN 0.454% 3/13/12	1,250,000	1,256,665
Morgan Stanley FRN 0.554% 2/10/12	3,000,000	3,020,691
Morgan Stanley 4.200% 11/20/14	2,100,000	2,101,466
Morgan Stanley 5.450% 1/09/17	430,000	434,608
Morgan Stanley Series F 6.625% 4/01/18	1,250,000	1,351,460
National Rural Utilities Cooperative Finance Corp. 10.375% 11/01/18	835,000	1,106,438
SLM Corp. 5.000% 10/01/13	505,000	464,570
TD Ameritrade Holding Corp. 4.150% 12/01/14	665,000	655,642
TD Ameritrade Holding Corp. 5.600% 12/01/19	685,000	680,454
Textron Financial Corp. 5.125% 11/01/10	1,140,000	1,149,237
		71,093,237
Electric – 2.2%
Allegheny Energy Supply 7.800% 3/15/11	300,000	315,999
Allegheny Energy Supply (b) 8.250% 4/15/12	385,000	421,218
Ameren Corp. 8.875% 5/15/14	1,085,000	1,218,697
CenterPoint Energy Houston Electric LLC Class U 7.000% 3/01/14	310,000	352,954
CMS Energy Corp. 8.500% 4/15/11	2,735,000	2,865,758
Entergy Gulf States, Inc. 5.250% 8/01/15	670,000	661,098
Exelon Generation Co. LLC 5.200% 10/01/19	935,000	935,418
Exelon Generation Co. LLC 6.250% 10/01/39	1,000,000	1,018,831
Kansas Gas & Electric Co. 5.647% 3/29/21	376,428	375,551
Kiowa Power Partners LLC (b) 4.811% 12/30/13	207,645	208,704
Mirant Mid-Atlantic LLC Series 2001, Class A 8.625% 6/30/12	411,734	419,969
Monongahela Power 6.700% 6/15/14	450,000	486,751
Monongahela Power 7.360% 1/15/10	700,000	701,170
Nevada Power Co. Series L 5.875% 1/15/15	560,000	600,962
Nevada Power Co. Series N 6.650% 4/01/36	550,000	578,786
NRG Energy, Inc. 8.500% 6/15/19	775,000	794,375
Oncor Electric Delivery Co. 6.800% 9/01/18	895,000	994,147
Oncor Electric Delivery Co. 7.500% 9/01/38	590,000	697,419
PPL Energy Supply LLC 6.300% 7/15/13	750,000	807,637
Tampa Electric Co. 6.375% 8/15/12	750,000	804,531
Tenaska Oklahoma (b) 6.528% 12/30/14	295,174	268,579
TransAlta Corp. 4.750% 1/15/15	2,065,000	2,079,374
TransAlta Corp. 5.750% 12/15/13	1,200,000	1,264,970
TransAlta Corp. 6.650% 5/15/18	600,000	625,564
Tri-State Generation & Transmission Association Series 2003, Class B (b) 7.144% 7/31/33	480,000	488,443
Tri-State Generation & Transmission Association Series 2003, Class A (b) 6.040% 1/31/18	400,113	401,338
Union Electric Co. 6.700% 2/01/19	600,000	662,431
Wisconsin Public Service Corp. 5.650% 11/01/17	450,000	463,041
		21,513,715
Electrical Components & Equipment – 0.1%
Anixter International. Inc. 5.950% 3/01/15	715,000	670,313
Electronics – 0.9%
Agilent Technologies, Inc. 5.500% 9/14/15	1,000,000	1,048,203
Amphenol Corp. 4.750% 11/15/14	1,300,000	1,300,456
Arrow Electronics, Inc. 6.000% 4/01/20	1,780,000	1,761,066
Avnet, Inc. 5.875% 3/15/14	2,400,000	2,488,421
Thomas & Betts Corp. 5.625% 11/15/21	2,100,000	2,052,866
		8,651,012
Entertainment – 0.2%
International Game Technology 7.500% 6/15/19	1,670,000	1,809,662
Environmental Controls – 0.7%
Allied Waste North America, Inc. Series B 5.750% 2/15/11	825,000	858,382

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Allied Waste North America, Inc. 6.500% 11/15/10	$1,265,000	$1,315,412
Allied Waste North America, Inc. 6.875% 6/01/17	2,350,000	2,493,937
Republic Services, Inc. (b) 5.250% 11/15/21	1,265,000	1,243,782
Waste Management, Inc. 6.100% 3/15/18	610,000	648,697
		6,560,210
Foods – 0.6%
ConAgra Foods, Inc. 7.000% 4/15/19	555,000	628,152
Delhaize America, Inc. 9.000% 4/15/31	1,020,000	1,305,908
Kellogg Co. 5.125% 12/03/12	850,000	922,474
Kraft Foods, Inc. 6.750% 2/19/14	1,250,000	1,382,291
The Kroger Co. 7.500% 1/15/14	360,000	410,863
Ralcorp Holdings Corp. (b) 6.625% 8/15/39	1,100,000	1,072,767
Sara Lee Corp. 3.875% 6/15/13	210,000	214,718
		5,937,173
Forest Products & Paper – 0.4%
International Paper Co. 7.300% 11/15/39	910,000	965,384
International Paper Co. 9.375% 5/15/19	835,000	1,026,358
Rock-Tenn Co. 5.625% 3/15/13	140,000	139,475
Rock-Tenn Co. 8.200% 8/15/11	590,000	626,137
Rock-Tenn Co. 9.250% 3/15/16	200,000	217,250
Verso Paper Holdings LLC (b) 11.500% 7/01/14	425,000	467,500
		3,442,104
Gas – 0.1%
Piedmont Natural Gas Co. Series E 6.000% 12/19/33	475,000	444,208
Southwest Gas Corp. 8.375% 2/15/11	305,000	324,898
		769,106
Hand & Machine Tools – 0.2%
Black & Decker Corp. 8.950% 4/15/14	500,000	591,142
Kennametal, Inc. 7.200% 6/15/12	885,000	927,184
		1,518,326
Health Care — Products – 0.6%
Baxter International, Inc. 4.500% 8/15/19	705,000	705,518
Beckman Coulter, Inc. 6.000% 6/01/15	590,000	643,246
Beckman Coulter, Inc. 7.000% 6/01/19	470,000	532,633
Boston Scientific Corp. 4.500% 1/15/15	1,530,000	1,533,123
Boston Scientific Corp. 6.000% 1/15/20	775,000	791,877
Boston Scientific Corp. 7.375% 1/15/40	400,000	429,746
Covidien International Finance SA 5.450% 10/15/12	1,000,000	1,082,070
Covidien International Finance SA 6.550% 10/15/37	550,000	615,485
		6,333,698
Health Care — Services – 0.4%
HCA, Inc. (b) 7.875% 2/15/20	1,200,000	1,249,500
HCA, Inc. (b) 8.500% 4/15/19	1,000,000	1,077,500
Roche Holdings, Inc. (b) 5.000% 3/01/14	750,000	802,378
Roche Holdings, Inc. (b) 6.000% 3/01/19	200,000	219,770
Roche Holdings, Inc. (b) 7.000% 3/01/39	810,000	979,987
		4,329,135
Holding Company — Diversified – 0.5%
Hutchison Whampoa International Ltd. (b) 5.750% 9/11/19	860,000	871,834
Kansas City Southern Railway 13.000% 12/15/13	1,670,000	1,937,200
Leucadia National Corp. 7.750% 8/15/13	2,000,000	2,007,500
		4,816,534
Home Builders – 0.0%
D.R. Horton, Inc. 4.875% 1/15/10	120,000	120,000
Household Products – 0.2%
Fortune Brands, Inc. 3.000% 6/01/12	2,410,000	2,388,575
Housewares – 0.3%
Newell Rubbermaid, Inc. 4.000% 5/01/10	127,000	127,939
Toro Co. 7.800% 6/15/27	235,000	223,424
Whirlpool Corp. 8.600% 5/01/14	260,000	294,388
Whirlpool Corp. 6.125% 6/15/11	1,900,000	1,974,712
		2,620,463
Insurance – 1.0%
Aflac, Inc. 8.500% 5/15/19	340,000	391,677
The Allstate Corp. 7.450% 5/16/19	105,000	121,991
CNA Financial Corp. 7.350% 11/15/19	800,000	800,934
Hartford Financial Services Group, Inc. 5.375% 3/15/17	2,500,000	2,383,162
Lincoln National Corp. 6.300% 10/09/37	400,000	366,324
Lincoln National Corp. 8.750% 7/01/19	800,000	914,083
MetLife, Inc. Series A 6.817% 8/15/18	790,000	879,868
Metropolitan Life Global Funding I (b) 2.875% 9/17/12	1,250,000	1,259,809
Principal Financial Group, Inc. 8.875% 5/15/19	345,000	397,964
Prudential Financial, Inc. 3.625% 9/17/12	1,100,000	1,116,272
Prudential Financial, Inc. 4.750% 9/17/15	1,450,000	1,470,322
		10,102,406
Investment Companies – 0.0%
Xstrata Finance Canada (b) 5.800% 11/15/16	285,000	292,112
Iron & Steel – 1.4%
AK Steel Corp. 7.750% 6/15/12	1,215,000	1,227,150

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Allegheny Technologies, Inc. 9.375% 6/01/19	$115,000	$132,371
ArcelorMittal 7.000% 10/15/39	2,250,000	2,369,057
ArcelorMittal 9.000% 2/15/15	2,390,000	2,822,819
Gerdau Holdings, Inc. (b) 7.000% 1/20/20	1,590,000	1,633,725
Reliance Steel & Aluminum Co. 6.200% 11/15/16	1,555,000	1,532,841
Reliance Steel & Aluminum Co. 6.850% 11/15/36	940,000	790,639
Steel Dynamics, Inc. 7.375% 11/01/12	3,205,000	3,301,150
		13,809,752
Lodging – 0.3%
Marriott International, Inc. 6.200% 6/15/16	1,125,000	1,136,367
Starwood Hotels & Resorts Worldwide, Inc. 6.250% 2/15/13	54,000	55,687
Starwood Hotels & Resorts Worldwide, Inc. 7.150% 12/01/19	1,600,000	1,594,000
		2,786,054
Machinery — Diversified – 0.2%
Briggs & Stratton Corp. 8.875% 3/15/11	1,030,000	1,080,212
Roper Industries, Inc. 6.625% 8/15/13	910,000	991,051
		2,071,263
Manufacturing – 1.2%
Bombardier, Inc. (b) 6.750% 5/01/12	310,000	320,075
Cooper US, Inc. 6.100% 7/01/17	635,000	693,713
Eaton Corp. 7.650% 11/15/29	1,850,000	2,167,848
General Electric Co. 5.250% 12/06/17	400,000	408,746
Illinois Tool Works, Inc. 5.150% 4/01/14	655,000	713,593
Ingersoll-Rand Global Holding Co. Ltd. 6.875% 8/15/18	370,000	410,107
ITT Corp. 4.900% 5/01/14	560,000	586,799
ITT Corp. 6.125% 5/01/19	560,000	604,696
Textron, Inc. 6.200% 3/15/15	1,250,000	1,301,034
Textron, Inc. 7.250% 10/01/19	870,000	900,511
Tyco Electronics Group SA 6.000% 10/01/12	610,000	647,211
Tyco Electronics Group SA 6.550% 10/01/17	325,000	336,037
Tyco Electronics Group SA 7.125% 10/01/37	400,000	412,456
Tyco International Finance SA 4.125% 10/15/14	1,100,000	1,124,449
Tyco International Finance SA 8.500% 1/15/19	390,000	471,022
Tyco International Group SA 6.875% 1/15/21	605,000	678,777
		11,777,074
Media – 2.0%
CBS Corp. 6.625% 5/15/11	780,000	817,406
CBS Corp. 7.875% 7/30/30	375,000	404,453
Comcast Corp. 6.500% 1/15/15	400,000	448,142
Comcast Corp. 6.950% 8/15/37	610,000	664,835
Cox Communications, Inc. 4.625% 1/15/10	1,250,000	1,251,040
Cox Communications, Inc. 6.750% 3/15/11	475,000	499,436
DirecTV Holdings LLC/DirecTV Financing Co., Inc. (b) 5.875% 10/01/19	1,500,000	1,525,644
Echostar DBS Corp. 7.125% 2/01/16	600,000	612,750
McGraw-Hill Cos., Inc. 5.375% 11/15/12	750,000	793,865
News America, Inc. 4.750% 3/15/10	800,000	801,958
News America, Inc. (b) 6.900% 8/15/39	740,000	807,247
Rogers Communications, Inc. 5.500% 3/15/14	225,000	241,094
Rogers Communications, Inc. 7.500% 8/15/38	200,000	235,787
Rogers Communications, Inc. 8.750% 5/01/32	870,000	1,093,819
Scholastic Corp. 5.000% 4/15/13	2,000,000	1,870,000
Thomson Corp. 5.700% 10/01/14	1,485,000	1,630,233
Thomson Corp. 6.200% 1/05/12	650,000	699,406
Thomson Reuters Corp. 5.950% 7/15/13	400,000	437,884
Time Warner Cable, Inc. 5.400% 7/02/12	345,000	368,608
Time Warner Cable, Inc. 6.750% 6/15/39	1,170,000	1,225,347
Time Warner Cable, Inc. 7.500% 4/01/14	700,000	806,525
Time Warner Cable, Inc. 8.250% 4/01/19	90,000	107,198
Time Warner Cable, Inc. 8.750% 2/14/19	585,000	712,983
Time Warner, Inc. 5.875% 11/15/16	845,000	912,184
Viacom, Inc. 6.250% 4/30/16	315,000	343,313
		19,311,157
Metal Fabricate & Hardware – 0.1%
The Timken Co. 6.000% 9/15/14	1,040,000	1,094,461
Mining – 1.5%
Codelco, Inc. (b) 6.150% 10/24/36	415,000	426,514
Freeport-McMoRan Copper & Gold, Inc. 8.375% 4/01/17	1,525,000	1,669,875
Freeport-McMoRan Corp. 8.750% 6/01/11	1,200,000	1,282,760
Newmont Mining Corp. 5.125% 10/01/19	1,145,000	1,145,535
Rio Tinto Finance USA Ltd. 5.875% 7/15/13	960,000	1,035,876

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Rio Tinto Finance USA Ltd. 9.000% 5/01/19	$725,000	$917,551
Teck Resources Ltd. 9.750% 5/15/14	600,000	692,250
Teck Resources Ltd. 10.250% 5/15/16	1,000,000	1,165,000
Teck Resources Ltd. 10.750% 5/15/19	650,000	776,750
Vale Overseas Ltd. 5.625% 9/15/19	1,300,000	1,312,646
Vale Overseas Ltd. 6.250% 1/23/17	455,000	474,618
Vale Overseas Ltd. 6.875% 11/21/36	420,000	419,648
Vale Overseas Ltd. 6.875% 11/10/39	1,230,000	1,238,270
Vale Overseas Ltd. 7.750% 5/15/12	2,000,000	2,200,558
		14,757,851
Office Equipment/Supplies – 0.3%
Xerox Corp. 4.250% 2/15/15	565,000	561,061
Xerox Corp. 5.500% 5/15/12	350,000	369,887
Xerox Corp. 5.625% 12/15/19	260,000	259,637
Xerox Corp. 8.250% 5/15/14	1,500,000	1,720,685
		2,911,270
Office Furnishings – 0.1%
Steelcase, Inc. 6.500% 8/15/11	1,440,000	1,472,554
Oil & Gas – 1.5%
Cenovus Energy, Inc. (b) 4.500% 9/15/14	1,350,000	1,393,533
Cenovus Energy, Inc. (b) 5.700% 10/15/19	640,000	667,562
Cenovus Energy, Inc. (b) 6.750% 11/15/39	650,000	708,535
Devon Energy Corp. 6.300% 1/15/19	310,000	345,172
EQT Corp. 8.125% 6/01/19	820,000	947,406
Mobil Corp. 8.625% 8/15/21	1,000,000	1,333,986
Morgan Stanley (Gazprom) (b) 9.625% 3/01/13	400,000	443,000
Noble Holding International Ltd. 7.375% 3/15/14	1,035,000	1,173,060
Pemex Project Funding Master Trust 6.625% 6/15/35	2,000,000	1,904,302
Pemex Project Funding Master Trust 6.625% 6/15/38	527,000	490,391
Pioneer Natural Resources Co. 5.875% 7/15/16	1,370,000	1,311,497
Pioneer Natural Resources Co. 7.500% 1/15/20	1,250,000	1,250,568
The Premcor Refining Group, Inc. 6.750% 5/01/14	280,000	285,706
Shell International Finance 5.625% 6/27/11	75,000	79,886
Talisman Energy, Inc. 7.750% 6/01/19	650,000	763,365
Tesoro Corp. 6.500% 6/01/17	330,000	306,900
Transocean, Inc. 1.500% 12/15/37	550,000	530,750
XTO Energy, Inc. 4.900% 2/01/14	1,000,000	1,074,638
		15,010,257
Oil & Gas Services – 0.0%
Hornbeck Offshore Services, Inc. Series B 6.125% 12/01/14	210,000	196,088
Packaging & Containers – 0.9%
Ball Corp. 7.125% 9/01/16	1,370,000	1,404,250
Bemis Co., Inc. 6.800% 8/01/19	1,000,000	1,099,445
Owens-Brockway Glass Container, Inc. 8.250% 5/15/13	2,000,000	2,055,000
Packaging Corporation of America 5.750% 8/01/13	260,000	278,643
Pactiv Corp. 5.875% 7/15/12	345,000	365,136
Pactiv Corp. 6.400% 1/15/18	625,000	657,214
Sealed Air Corp. (b) 5.625% 7/15/13	750,000	793,022
Sealed Air Corp. (b) 6.875% 7/15/33	200,000	188,162
Sonoco Products Co. 6.500% 11/15/13	1,500,000	1,608,318
		8,449,190
Pharmaceuticals – 0.3%
Abbott Laboratories 5.600% 11/30/17	450,000	488,703
Mead Johnson Nutrition Co. (b) 4.900% 11/01/19	1,200,000	1,189,787
Mead Johnson Nutrition Co. (b) 5.900% 11/01/39	700,000	689,318
Wyeth 6.000% 2/15/36	430,000	449,182
		2,816,990
Pipelines – 2.2%
Boardwalk Pipelines LLC 5.500% 2/01/17	235,000	233,525
CenterPoint Energy Resources Corp. 6.125% 11/01/17	1,000,000	1,033,229
Colonial Pipeline Co. (b) 7.630% 4/15/32	500,000	596,515
Consolidated Natural Gas Co. Series C 6.250% 11/01/11	1,050,000	1,130,346
DCP Midstream LLC (b) 9.750% 3/15/19	700,000	861,318
Duke Energy Field Services Corp. 7.875% 8/16/10	600,000	623,774
Enbridge, Inc. 5.800% 6/15/14	1,200,000	1,300,117
Energy Transfer Partners LP 9.700% 3/15/19	1,250,000	1,543,879
Enogex LLC (b) 6.875% 7/15/14	1,900,000	2,019,516
Enterprise Products Operating LP 7.500% 2/01/11	195,000	206,616
Gulf South Pipeline Co. LP (b) 5.050% 2/01/15	225,000	232,949
Kern River Funding Corp. (b) 4.893% 4/30/18	741,813	746,186
Kinder Morgan Energy Partners LP 6.000% 2/01/17	220,000	230,981

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Kinder Morgan Energy Partners LP 6.500% 2/01/37	$150,000	$151,137
Kinder Morgan Energy Partners LP 6.950% 1/15/38	655,000	698,075
Magellan Midstream Partners LP 6.550% 7/15/19	665,000	721,866
Pacific Energy Partners LP/PAA Finance Corp. 6.250% 9/15/15	150,000	154,323
Plains All American Pipeline Co./PAA Finance Corp. 5.625% 12/15/13	590,000	622,828
Plains All American Pipeline LP 4.250% 9/01/12	1,700,000	1,754,373
Rockies Express Pipeline LLC (b) 6.250% 7/15/13	750,000	819,439
Rockies Express Pipeline LLC (b) 6.850% 7/15/18	495,000	547,073
Southern Natural Gas Co. (b) 5.900% 4/01/17	370,000	379,966
Texas Eastern Transmission LP (b) 6.000% 9/15/17	275,000	289,417
TransCanada PipeLines Ltd. 6.200% 10/15/37	130,000	137,287
Transcontinental Gas Pipe Line Co. LLC 8.875% 7/15/12	600,000	687,700
The Williams Cos., Inc. FRN (b) 2.290% 10/01/10	3,700,000	3,697,835
		21,420,270
Real Estate – 0.1%
Brookfield Asset Management, Inc. 7.125% 6/15/12	550,000	577,366
Real Estate Investment Trusts (REITS) – 0.3%
Boston Properties LP 5.000% 6/01/15	200,000	199,714
Mack-Cali Realty LP 7.750% 8/15/19	610,000	631,200
ProLogis 5.625% 11/15/16	2,580,000	2,377,586
Senior Housing Properties Trust 8.625% 1/15/12	125,000	129,375
		3,337,875
Retail – 0.8%
CVS Caremark Corp. 6.125% 9/15/39	1,265,000	1,253,740
CVS Pass-Through Trust (b) 7.507% 1/10/32	1,410,000	1,476,961
J.C. Penney Corp., Inc. 7.950% 4/01/17	160,000	174,800
Lowe's Cos., Inc. 5.600% 9/15/12	425,000	467,104
McDonald's Corp. 6.300% 10/15/37	200,000	216,906
Nordstrom, Inc. 6.750% 6/01/14	300,000	335,040
Staples, Inc. 9.750% 1/15/14	1,250,000	1,523,064
Target Corp. 7.000% 1/15/38	475,000	554,205
Wal-Mart Stores, Inc. 6.200% 4/15/38	870,000	959,431
Wal-Mart Stores, Inc. 6.500% 8/15/37	610,000	694,167
		7,655,418
Savings & Loans – 0.1%
Glencore Funding LLC (b) 6.000% 4/15/14	1,395,000	1,427,191
Washington Mutual Bank (e) 5.650% 8/15/14	1,125,000	5,625
		1,432,816
Software – 0.5%
CA, Inc. 5.375% 12/01/19	1,700,000	1,709,537
Fiserv, Inc. 6.125% 11/20/12	2,348,000	2,556,669
Oracle Corp. 6.125% 7/08/39	1,065,000	1,118,287
		5,384,493
Telecommunications – 1.9%
AT&T, Inc. 6.500% 9/01/37	1,350,000	1,399,275
British Telecom PLC STEP 9.625% 12/15/30	590,000	751,787
Cellco Partnership/Verizon Wireless Capital LLC 7.375% 11/15/13	1,035,000	1,188,869
CenturyTel, Inc. 6.150% 9/15/19	665,000	679,876
CenturyTel, Inc. 7.600% 9/15/39	800,000	819,870
Cisco Systems, Inc. 5.500% 1/15/40	1,300,000	1,243,073
Deutsche Telekom International Finance BV STEP 8.750% 6/15/30	565,000	726,652
Embarq Corp. 7.082% 6/01/16	930,000	1,027,257
Embarq Corp. 7.995% 6/01/36	1,160,000	1,247,810
Nokia Corp. 5.375% 5/15/19	555,000	566,623
Qwest Corp. 7.875% 9/01/11	1,150,000	1,204,625
Qwest Corp. 8.875% 3/15/12	1,130,000	1,214,750
Rogers Communications, Inc. 6.375% 3/01/14	410,000	453,950
Rogers Communications, Inc. 6.800% 8/15/18	445,000	498,366
Telecom Italia Capital 6.000% 9/30/34	115,000	108,754
Telecom Italia Capital 6.175% 6/18/14	1,085,000	1,176,024
Verizon Communications, Inc. 7.350% 4/01/39	500,000	580,055
Verizon Communications, Inc. 8.750% 11/01/18	765,000	955,499
Verizon Global Funding Corp. 7.750% 12/01/30	250,000	293,694
Verizon New England, Inc. 6.500% 9/15/11	730,000	778,076
Vodafone Group PLC 7.750% 2/15/10	650,000	654,966
Windstream Corp. (b) 7.875% 11/01/17	1,310,000	1,293,625
		18,863,476

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Textiles – 0.0%
Mohawk Industries, Inc. Series D 7.200% 4/15/12	$250,000	$262,500
Transportation – 0.5%
Burlington Northern Santa Fe Corp. 6.150% 5/01/37	855,000	899,319
Burlington Northern Santa Fe Corp. 6.750% 3/15/29	240,000	252,725
Canadian National Railway Co. 5.850% 11/15/17	240,000	260,521
Canadian National Railway Co. 6.375% 11/15/37	325,000	361,726
Canadian Pacific Railway Co. 7.125% 10/15/31	985,000	1,051,150
Canadian Pacific Railway Co. Ltd 7.250% 5/15/19	1,200,000	1,363,857
Con-way, Inc. 8.875% 5/01/10	600,000	604,670
CSX Corp. 7.250% 5/01/27	50,000	55,351
Union Pacific Corp. 5.375% 6/01/33	520,000	481,378
		5,330,697
Trucking & Leasing – 0.3%
GATX Corp. 4.750% 10/01/12	1,350,000	1,378,536
GATX Corp. 8.750% 5/15/14	1,365,000	1,534,966
		2,913,502
TOTAL CORPORATE DEBT (Cost $372,274,791)		392,714,406
MUNICIPAL OBLIGATIONS – 0.5%
North Texas Tollway Authority 6.718% 1/01/49	2,400,000	2,492,952
State of California 5.950% 4/01/16	485,000	491,513
State of California 7.550% 4/01/39	655,000	634,741
Tennessee Valley Authority 5.250% 9/15/39	895,000	875,548
		4,494,754
TOTAL MUNICIPAL OBLIGATIONS (Cost $4,436,461)		4,494,754
NON-U.S. GOVERNMENT AGENCY OBLIGATIONS – 6.8%
Automobile ABS – 0.8%
Bank of America Auto Trust, Series 2009-3A, Class A2 (b) 0.890% 4/16/12	1,175,000	1,174,657
Bank of America Auto Trust, Series 2009-1A, Class A2 (b) 1.700% 12/15/11	1,500,000	1,507,226
Carmx Auto Owner Trust, Series 2009-2, Class A2 0.930% 6/15/12	1,200,000	1,198,400
Merrill Auto Trust Securitization, Series 2007-1, Class A3 FRN 0.283% 3/15/11	342,245	342,105
USAA Auto Owner Trust, Series 2009-2, Class A2 0.740% 3/15/12	1,425,000	1,422,769
USAA Auto Owner Trust, Series 2006-1, Class A4 5.040% 12/15/11	1,241,961	1,247,390
Volkswagen Auto Lease Trust, Series 2009-A, Class A2 2.870% 7/15/11	977,971	985,766
		7,878,313
Commercial MBS – 3.9%
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class A4 VRN 5.744% 7/10/17	2,425,000	2,098,056
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR7, Class A3 5.116% 2/11/41	750,000	722,906
Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A2 5.205% 2/11/44	1,325,000	1,329,275
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A2 5.330% 1/12/45	1,000,000	1,006,241
Bear Stearns Commercial Mortgage Securities, Series 2005-PW10, Class A4 5.405% 12/11/40	500,000	494,309
Bear Stearns Commercial Mortgage Securities, Series 2004-PWR4, Class A3 5.468% 6/11/41	2,950,000	2,984,727
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A4 5.694% 6/11/50	700,000	607,682
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A2A 5.237% 12/11/49	1,825,000	1,836,541
Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class A4 VRN 5.816% 12/10/49	1,675,000	1,456,567
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-C1, Class A4 VRN 4.750% 1/15/37	2,050,000	2,029,580
Credit Suisse Mortgage Pass Through Certificates, Series 2008-C1, Class AJ VRN (b) 6.216% 2/15/41	1,650,000	717,799

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A2 5.597% 12/10/49	$950,000	$948,168
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2004-C2, Class A3 VRN 5.236% 5/15/41	3,425,000	3,319,360
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17, Class A4 5.429% 12/12/43	975,000	908,552
Merrill Lynch Mortgage Trust, Series 2005-LC1, Class A4 5.291% 1/12/44	525,000	515,281
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-4, Class A3 5.172% 12/12/49	1,260,000	1,041,525
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-9, Class A4 5.700% 9/12/49	3,000,000	2,538,908
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-2, Class A4 VRN 5.910% 6/12/46	1,550,000	1,503,136
Morgan Stanley Capital I, Series 2007-HQ11, Class A4 VRN 5.447% 2/12/44	2,500,000	2,068,767
Morgan Stanley Capital I, Series 2007-IQ14, Class A2 5.610% 4/15/49	2,300,000	2,321,559
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A3 VRN 6.072% 8/15/39	3,575,000	3,714,301
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4 5.509% 4/15/47	1,475,000	1,193,534
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A2 VRN 5.857% 7/15/12	2,450,000	2,488,778
		37,845,552
Home Equity ABS – 0.0%
ACE Securities Corp., Series 2005-SD1, Class A1 FRN 0.631% 11/25/50	345,528	331,026
New Century Home Equity Loan Trust, Series 1997-NC5, Class A6 STEP 7.200% 10/25/28	3,039	2,983
		334,009
Student Loans ABS – 1.4%
Ares High Yield CSO PLC (Acquired 2/15/07, Cost $691,900), Series 2005-2A, Class 2B1 FRN (b) (d) 1.254% 9/20/10	680,000	678,300
Chase Education Loan Trust, Series 2007-A, Class A1 FRN 0.261% 3/28/17	2,458,418	2,435,309
Newport Waves CDO (Acquired 3/30/07, Cost $1,398,376), Series 2007-1A, Class A3LS FRN (b) (d) 0.853% 6/20/14	1,400,000	585,025
Salt Creek High Yield CSO Ltd. (Acquired 1/23/07, Cost $400,500), Series 2005-1A, Class B2 FRN (b) (d) 2.853% 9/20/10	400,000	378,956
Salt Creek High Yield CSO Ltd. (Acquired 1/23/07, Cost $505,625), Series 2005-1A, Class A7 FRN (b) (d) 2.253% 9/20/10	500,000	490,236
SLM Student Loan Trust, Series 2007-2, Class A1 FRN 0.262% 4/25/14	1,008,268	1,007,414
SLM Student Loan Trust, Series 2004-10, Class A4A FRN (b) 0.682% 7/27/20	2,150,000	2,144,625
SLM Student Loan Trust, Series 2006-7, Class A6B FRN 1.000% 1/27/42	850,000	799,000
SLM Student Loan Trust, Series 2003-2, Class A8 FRN 1.120% 9/15/28	600,000	558,000
SLM Student Loan Trust, Series 2003-10A, Class A1G FRN (b) 1.745% 12/15/16	925,000	923,280
SLM Student Loan Trust, Series 2003-5, Class A6 FRN 1.900% 6/17/30	975,000	823,157
SLM Student Loan Trust, Series 2003-2, Class A7 FRN 2.050% 9/15/28	1,500,000	1,387,500
SLM Student Loan Trust, Series 2003-2, Class A9 FRN 4.380% 9/15/28	750,000	697,500
SMS Student Loan Trust, Series 2000-A, Class A2 FRN 0.471% 10/28/28	750,087	750,266
		13,658,568
WL Collateral CMO – 0.7%
Banc of America Funding Corp., Series 2006-G, Class 2A2 FRN 0.313% 7/20/36	481,895	409,358

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Bank of America Mortgage Securities, Series 2004-G, Class 2A7 FRN 3.925% 8/25/34	$315,883	$279,805
Countrywide Home Loans, Inc., Series 2003-42, Class 1A1 FRN 3.762% 9/25/33	37,414	28,233
Countrywide Home Loans, Inc., Series 2004-23, Class 1A1 FRN 4.539% 2/25/34	56,143	42,746
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1 VRN 3.749% 8/25/34	79,599	68,951
Harborview Mortgage Loan Trust, Series 2006-12, Class 2A2A FRN 0.423% 1/19/38	1,139,212	617,554
Impac Secured Assets CMN Owner Trust, Series 2007-2, Class 1A1A FRN 0.341% 5/25/37	1,150,279	586,085
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A VRN 3.711% 8/25/34	153,623	106,413
Merrill Lynch Mortgage Investors, Inc., Series 2005-A8, Class A3A2 FRN 0.481% 8/25/36	398,243	240,060
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class IA VRN 3.776% 7/25/33	11,371	10,157
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IA VRN 3.666% 2/25/34	22,059	19,095
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A FRN 3.403% 2/25/34	1,296	1,018
Morgan Stanley Reremic Trust 3.000% 7/17/56	2,747,289	2,709,102
Residential Accredit Loans, Inc., Series 2006-QO6, Class A1 FRN 0.411% 6/25/46	2,225,372	719,244
Residential Accredit Loans, Inc., Series 2006-QO4, Class 2A1 FRN 0.421% 4/25/46	1,388,755	677,955
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A VRN 3.670% 3/25/34	99,486	82,822
Washington Mutual MSC Mortgage, Series 2004-RA4, Class 2A 6.500% 8/25/34	160,917	132,141
Washington Mutual, Inc., Series 2004-AR2, Class A FRN 1.944% 4/25/44	283,338	150,657
		6,881,396
WL Collateral PAC – 0.0%
Structured Asset Securities Corp., Series 2002-11A, Class 2A1 FRN 2.927% 6/25/32	90,345	73,501
TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $72,160,848)		66,671,339
SOVEREIGN DEBT OBLIGATIONS – 0.3%
Brazilian Government International Bond 5.875% 1/15/19	1,041,000	1,106,063
Colombia Government International Bond 7.375% 3/18/19	520,000	586,300
Poland Government International Bond 6.375% 7/15/19	820,000	891,750
Republic of Brazil 5.625% 1/07/41	660,000	618,750
		3,202,863
TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $2,998,841)		3,202,863
U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES – 33.1%
Collateralized Mortgage Obligations – 0.1%
Federal Home Loan Mortgage Corp., Series 2178, Class PB 7.000% 8/15/29	359,307	394,084
U.S. Department of Veteran Affairs, Series 1992-1, Class 2Z 7.750% 5/15/22	269,445	301,145
		695,229
Pass-Through Securities – 33.0%
Federal Home Loan Mortgage Corp.
Pool #G11723 5.500% 7/01/20	96,078	102,443
Pool #G18090 5.500% 12/01/20	2,694,188	2,869,310
Pool #J00900 5.500% 12/01/20	1,021,303	1,088,645
Pool #J00667 5.500% 12/01/20	2,589,029	2,759,743
Pool #J00939 5.500% 1/01/21	1,843,337	1,964,882
Pool #C01283 5.500% 11/01/31	452,804	476,505
Pool #E85389 6.000% 9/01/16	118,890	127,771
Pool #G11431 6.000% 2/01/18	86,227	92,718
Pool #E85301 6.500% 9/01/16	153,537	165,836
Pool #E85032 6.500% 9/01/16	43,272	46,680
Pool #E85409 6.500% 9/01/16	191,548	206,838
Pool #C01079 7.500% 10/01/30	12,126	13,344
Pool #C01135 7.500% 2/01/31	43,657	48,038
Pool #554904 9.000% 3/01/17	540	599

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Federal National Mortgage Association
Pool #775539 3.772% 5/01/34	$695,112	$719,349
Pool #725692 3.919% 10/01/33	1,023,479	1,053,100
Pool #888586 3.981% 10/01/34	1,169,728	1,207,578
Pool #255148 5.500% 2/01/14	4,663	4,909
Pool #738739 5.500% 9/01/18	212,219	226,577
Pool #737039 5.500% 10/01/18	363,561	388,044
Pool #738636 5.500% 11/01/18	12,267	13,097
Pool #746427 5.500% 11/01/18	225,040	240,195
Pool #748760 5.500% 11/01/18	210,040	224,185
Pool #750461 5.500% 12/01/18	13,192	14,081
Pool #761018 5.500% 12/01/18	4,113	4,390
Pool #767849 5.500% 1/01/19	6,840	7,301
Pool #779844 5.500% 7/01/19	226,588	241,847
Pool #785936 5.500% 7/01/19	6,970	7,439
Pool #786160 5.500% 7/01/19	129,647	138,378
Pool #786687 5.500% 8/01/19	30,391	32,438
Pool #772702 5.500% 9/01/19	113,541	121,187
Pool #796167 5.500% 9/01/19	210,166	224,320
Pool #800272 5.500% 12/01/19	136,262	145,395
Pool #806069 5.500% 12/01/19	621,220	662,861
Pool #805114 5.500% 1/01/20	526,737	562,045
Pool #255624 5.500% 2/01/20	9,980	10,649
Pool #819237 5.500% 5/01/20	91,057	97,132
Pool #822386 5.500% 5/01/20	561,406	598,862
Pool #824562 5.500% 5/01/20	555,325	592,375
Pool #825671 5.500% 6/01/20	107,544	114,618
Pool #781927 5.500% 2/01/21	455,865	485,568
Pool #788209 5.500% 2/01/21	51,115	54,526
Pool #831363 5.500% 2/01/21	79,770	85,017
Pool #847839 5.500% 2/01/21	257,275	274,440
Pool #865590 5.500% 2/01/21	36,547	38,928
Pool #811550 5.500% 3/01/21	372,085	396,503
Pool #831431 5.500% 3/01/21	304,115	323,930
Pool #845461 5.500% 3/01/21	545,961	581,534
Pool #865712 5.500% 3/01/21	234,197	249,457
Pool #865902 5.500% 3/01/21	390,408	416,089
Pool #867765 5.500% 3/01/21	10,610	11,302
Pool #869247 5.500% 3/01/21	250,616	266,946
Pool #869803 5.500% 3/01/21	490,711	522,684
Pool #870552 5.500% 3/01/21	530,662	566,067
Pool #869938 5.500% 4/01/21	409,548	435,848
Pool #871495 5.500% 4/01/21	337,774	359,465
Pool #879609 5.500% 4/01/21	416,075	443,445
Pool #888468 5.500% 9/01/21	5,130,274	5,464,543
Pool #254548 5.500% 12/01/32	401,032	421,710
Pool #710101 5.500% 5/01/33	457,248	480,825
Pool #985614 5.500% 5/01/33	1,910,243	2,008,740
Pool #555880 5.500% 11/01/33	886,480	932,189
Pool #756231 5.500% 1/01/34	229,312	241,135
Pool #768890 5.500% 2/01/34	36,588	38,578
Pool #767689 5.500% 3/01/34	78,701	82,759
Pool #770763 5.500% 4/01/34	64,058	67,361
Pool #725727 5.500% 8/01/34	115,390	121,340
Pool #813109 5.500% 2/01/35	211,484	222,289
Pool #815670 5.500% 2/01/35	239,402	251,634
Pool #735480 5.500% 4/01/35	4,218,714	4,434,264
Pool #255706 5.500% 5/01/35	819,021	860,868
Pool #839331 5.500% 10/01/35	4,528,335	4,758,289
Pool #879355 5.500% 2/01/36	1,646,476	1,731,115
Pool #522294 5.625% 7/15/37	4,825,000	5,049,283
Pool #587994 6.000% 6/01/16	37,043	39,691
Pool #253880 6.500% 7/01/16	148,618	160,170
Pool #575667 7.000% 3/01/31	75,741	83,668
Pool #572577 7.000% 4/01/31	12,791	14,130
Pool #497120 7.500% 8/01/29	1,447	1,593
Pool #507053 7.500% 9/01/29	3,349	3,685
Pool #529453 7.500% 1/01/30	13,370	14,704
Pool #531196 7.500% 2/01/30	920	1,012
Pool #532418 7.500% 2/01/30	8,980	9,872
Pool #530299 7.500% 3/01/30	5,843	6,424
Pool #536386 7.500% 4/01/30	756	832
Pool #535996 7.500% 6/01/31	43,659	48,013
Pool #523499 8.000% 11/01/29	7,908	8,786
Pool #252926 8.000% 12/01/29	1,384	1,538
Pool #532819 8.000% 3/01/30	704	783
Pool #537033 8.000% 4/01/30	6,381	7,097
Pool #534703 8.000% 5/01/30	4,494	4,996
Pool #253437 8.000% 9/01/30	1,077	1,197
Pool #253481 8.000% 10/01/30	575	639
Pool #190317 8.000% 8/01/31	21,285	23,665
Pool #596656 8.000% 8/01/31	6,111	6,759
Pool #599652 8.000% 8/01/31	131,331	146,165
Pool #602008 8.000% 8/01/31	28,330	31,498
Pool #597220 8.000% 9/01/31	9,901	11,016
Government National Mortgage Association
Pool #008746 4.125% 11/20/25	16,382	16,840

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #080136 4.125% 11/20/27	$3,304	$3,397
Pool #697842 4.500% 2/15/39	35,014,000	35,117,949
Pool #698230 4.500% 6/15/39	15,000,000	15,044,532
Pool #722080 4.500% 11/15/39	14,830,476	14,874,505
Pool #726467 4.500% 11/15/39	22,468,640	22,535,345
Pool #728449 4.500% 12/15/39	5,875,000	5,892,442
Pool #782177 5.000% 5/15/36	19,757	20,476
Pool #717073 5.000% 5/15/39	10,447,676	10,770,901
Pool #698343 5.000% 5/15/39	52,452,472	54,075,221
Pool #714716 5.000% 6/15/39	275,313	284,002
Pool #718334 5.000% 8/15/39	123,784	127,690
Pool #713735 5.000% 8/15/39	47,842	49,322
Pool #716107 5.000% 8/15/39	1,989,826	2,051,386
Pool #718772 5.000% 8/15/39	1,989,699	2,051,256
Pool #723156 5.000% 8/15/39	1,023,078	1,054,730
Pool #724181 5.000% 8/15/39	9,811,589	10,115,135
Pool #698486 5.000% 8/15/39	8,750,432	9,021,149
Pool #705242 5.000% 8/15/39	7,812,090	8,053,777
Pool #705253 5.000% 8/15/39	1,990,710	2,052,298
Pool #705264 5.000% 8/15/39	2,986,547	3,078,944
Pool #723945 5.000% 9/15/39	617,125	636,603
Pool #726263 5.000% 9/15/39	44,626,161	46,006,782
Pool #692774 5.000% 9/15/39	474,183	488,853
Pool #726759 5.000% 9/15/39	5,880,603	6,062,535
Pool #710863 5.000% 9/15/39	14,956,867	15,419,595
Pool #719895 5.000% 10/15/39	776,126	800,137
Pool #719896 5.000% 10/15/39	81,204	83,716
Pool #722484 5.000% 10/15/39	927,796	956,500
Pool #723236 5.000% 10/15/39	596,764	615,227
Pool #726798 5.000% 10/15/39	636,715	656,414
Pool #726850 5.000% 10/15/39	593,100	611,449
Pool #726861 5.000% 10/15/39	519,936	536,022
Pool #726862 5.000% 10/15/39	779,917	804,045
Pool #369261 6.000% 12/15/23	3,573	3,817
Pool #544462 6.000% 4/15/31	2,059	2,206
Pool #371146 7.000% 9/15/23	3,548	3,861
Pool #352022 7.000% 11/15/23	41,688	45,346
Pool #374440 7.000% 11/15/23	2,600	2,829
Pool #491089 7.000% 12/15/28	49,174	53,834
Pool #483598 7.000% 1/15/29	17,021	18,634
Pool #480539 7.000% 4/15/29	884	968
Pool #478658 7.000% 5/15/29	10,933	11,969
Pool #488634 7.000% 5/15/29	3,352	3,672
Pool #500928 7.000% 5/15/29	18,304	20,039
Pool #498541 7.000% 6/15/29	13,434	14,707
Pool #509546 7.000% 6/15/29	21,153	23,158
Pool #499410 7.000% 7/15/29	3,929	4,301
Pool #508655 7.000% 7/15/29	540	591
Pool #510083 7.000% 7/15/29	8,508	9,314
Pool #493723 7.000% 8/15/29	29,029	31,779
Pool #507093 7.000% 8/15/29	8,693	9,522
Pool #516706 7.000% 8/15/29	773	846
Pool #505558 7.000% 9/15/29	2,979	3,262
Pool #581417 7.000% 7/15/32	75,837	82,834
Pool #591581 7.000% 8/15/32	21,094	23,040
Pool #316512 7.250% 11/20/21	53,889	58,910
Pool #210946 7.500% 3/15/17	10,767	11,689
Pool #203940 7.500% 4/15/17	27,349	29,560
Pool #181168 7.500% 5/15/17	15,892	17,247
Pool #193870 7.500% 5/15/17	17,203	18,576
Pool #192796 7.500% 6/15/17	1,694	1,836
Pool #226163 7.500% 7/15/17	19,819	21,519
Pool #385760 7.500% 6/15/24	1,414	1,545
New Valley Generation IV 4.687% 1/15/22	451,467	432,084
Tennessee Valley Authority, Series A 5.375% 4/01/56	1,750,000	1,716,297
		323,571,275
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $323,262,550)		324,266,504
U.S. TREASURY OBLIGATIONS – 12.6%
U.S. Treasury Bonds & Notes – 12.6%
U.S. Treasury Bond 4.375% 2/15/38	6,450,000	6,196,031
U.S. Treasury Note 2.500% 3/31/13	27,400,000	28,027,203
U.S. Treasury Note 4.250% 8/15/15	39,570,000	42,364,631
U.S. Treasury Note 4.500% 5/15/17	2,570,000	2,748,495
U.S. Treasury Note 4.875% 5/31/11	40,180,000	42,456,607
U.S. Treasury Principal Strip 0.010% 2/15/28	4,180,000	1,723,861
		123,516,828
TOTAL U.S. TREASURY OBLIGATIONS (Cost $125,166,764)		123,516,828
TOTAL BONDS & NOTES (Cost $900,300,255)		914,866,694
TOTAL LONG-TERM INVESTMENTS (Cost $900,750,255)		915,209,828
SHORT-TERM INVESTMENTS – 8.2%
Commercial Paper – 8.2%
Block Financial Corp. (b) 0.450% 2/02/10	13,310,000	13,304,676

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Block Financial Corp. (b) 0.450% 2/11/10	$1,905,000	$1,904,024
BMW US Capital LLC (b) 0.300% 1/11/10	5,000,000	4,999,583
BMW US Capital LLC (b) 0.320% 1/15/10	6,555,000	6,554,184
Duke Energy Corp. (b) 0.290% 1/26/10	3,875,000	3,874,220
Duke Energy Corp. (b) 0.300% 1/07/10	4,000,000	3,999,800
Eaton Corp. (b) 0.350% 1/28/10	5,000,000	4,998,687
Elsevier Finance SA (b) 0.350% 1/07/10	10,000,000	9,999,417
Elsevier Financial SA (b) 0.320% 1/12/10	5,000,000	4,999,511
H.J. Heinz Finance Co. (b) 0.350% 2/10/10	6,000,000	5,997,667
Heinz H.J. Financial Co. (b) 0.350% 2/03/10	5,075,000	5,073,372
Progress Energy, Inc. (b) 0.450% 1/12/10	2,000,000	1,999,725
Public Sevice Enterprise Group, Inc. (b) 0.270% 1/26/10	5,000,000	4,999,062
Ryder System, Inc. 0.300% 1/12/10	1,570,000	1,569,856
Time Warner Cable, Inc. (b) 0.350% 1/05/10	5,000,000	4,999,806
Vulcan Materials Co. (b) 0.240% 1/04/10	1,424,000	1,423,971
		80,697,561
TOTAL SHORT-TERM INVESTMENTS (Cost $80,697,561)		80,697,561
TOTAL INVESTMENTS – 101.5% (Cost $981,447,816) (f)		995,907,389
Other Assets/ (Liabilities) – (1.5)%		(14,900,709)
NET ASSETS – 100.0%		$981,006,680

Notes to Portfolio of Investments
ABS	Asset Backed Security
CDO	Collateralized Debt Obligation
CMO	Collateralized Mortgage Obligation
CSO	Collateralized Synthetic Obligation
FRN	Floating Rate Note
MBS	Mortgage Backed Security
PAC	Planned Amortization Class
STEP	Step Up Bond
VRN	Variable Rate Note
WL	Whole Loan
(a)	Non-income producing security.
(b)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2009, these securities amounted to a value of $140,462,858 or 14.32% of net assets.
(c)	This security is valued in good faith under procedures established by the Board of Trustees.
(d)	Restricted security. (Note 2).
(e)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued. At December 31, 2009, these securities amounted to a value of $68,456 or 0.01% of net assets.
(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments

December 31, 2009

	Number of Shares	Value
EQUITIES – 63.0%
COMMON STOCK – 63.0%
Advertising – 0.1%
Interpublic Group of Cos., Inc. (a)	21,400	$157,932
Omnicom Group, Inc.	8,300	324,945
		482,877
Aerospace & Defense – 1.1%
The Boeing Co.	200	10,826
General Dynamics Corp.	13,700	933,929
Goodrich Corp.	2,600	167,050
L-3 Communications Holdings, Inc.	6,200	539,090
Lockheed Martin Corp.	9,700	730,895
Northrop Grumman Corp.	16,000	893,600
Raytheon Co.	18,600	958,272
Rockwell Collins, Inc.	2,500	138,400
United Technologies Corp.	29,600	2,054,536
		6,426,598
Agriculture – 1.1%
Altria Group, Inc.	64,200	1,260,246
Archer-Daniels-Midland Co.	31,400	983,134
Lorillard, Inc.	2,800	224,644
Philip Morris International, Inc.	80,200	3,864,838
Reynolds American, Inc.	6,400	339,008
		6,671,870
Airlines – 0.0%
Southwest Airlines Co.	9,000	102,870
Apparel – 0.2%
Nike, Inc. Class B	14,600	964,622
VF Corp.	5,800	424,792
		1,389,414
Auto Manufacturers – 0.3%
Ford Motor Co. (a)	114,400	1,144,000
Paccar, Inc.	13,700	496,899
		1,640,899
Automotive & Parts – 0.1%
The Goodyear Tire & Rubber Co. (a)	6,500	91,650
Johnson Controls, Inc.	19,500	531,180
		622,830
Banks – 2.8%
Bank of America Corp.	273,265	4,115,371
Bank of New York Mellon Corp.	46,018	1,287,123
BB&T Corp.	25,700	652,009
Capital One Financial Corp.	16,633	637,709
Comerica, Inc.	6,100	180,377
Fifth Third Bancorp	29,200	284,700
First Horizon National Corp. (a)	6,589	88,295
KeyCorp	18,200	101,010
M&T Bank Corp.	2,700	180,603
Marshall & Ilsley Corp.	14,700	80,115
Northern Trust Corp.	6,200	324,880
PNC Financial Services Group, Inc.	16,635	878,162
Regions Financial Corp.	20,886	110,487
State Street Corp.	17,300	753,242
SunTrust Banks, Inc.	10,100	204,929
U.S. Bancorp	71,900	1,618,469
Wells Fargo & Co.	197,280	5,324,587
Zions Bancorp	4,600	59,018
		16,881,086
Beverages – 1.6%
Brown-Forman Corp. Class B	3,900	208,923
The Coca-Cola Co.	62,100	3,539,700
Coca-Cola Enterprises, Inc.	22,300	472,760
Constellation Brands, Inc. Class A (a)	6,800	108,324
Dr. Pepper Snapple Group, Inc.	7,400	209,420
Molson Coors Brewing Co. Class B	9,900	447,084
The Pepsi Bottling Group, Inc.	21,300	798,750
PepsiCo, Inc.	58,500	3,556,800
		9,341,761
Biotechnology – 0.6%
Amgen, Inc. (a)	43,100	2,438,167
Biogen Idec, Inc. (a)	8,900	476,150
Celgene Corp. (a)	3,500	194,880
Genzyme Corp. (a)	2,400	117,624
Life Technologies Corp. (a)	5,077	265,172
Millipore Corp. (a)	2,200	159,170
		3,651,163
Building Materials – 0.1%
Masco Corp.	22,700	313,487
Chemicals – 1.0%
Air Products & Chemicals, Inc.	8,100	656,586
Airgas, Inc.	2,200	104,720
CF Industries Holdings, Inc.	1,700	154,326
The Dow Chemical Co.	40,600	1,121,778
EI du Pont de Nemours & Co.	38,300	1,289,561
Eastman Chemical Co.	6,300	379,512
Ecolab, Inc.	10,400	463,632
International Flavors & Fragrances, Inc.	3,100	127,534
Monsanto Co.	900	73,575
PPG Industries, Inc.	7,600	444,904
Praxair, Inc.	7,500	602,325
The Sherwin-Williams Co.	2,700	166,455
Sigma-Aldrich Corp.	4,000	202,120
		5,787,028
Coal – 0.1%
CONSOL Energy, Inc.	1,500	74,700
Massey Energy Co.	3,200	134,432
Peabody Energy Corp.	8,400	379,764
		588,896
Commercial Services – 1.0%
Apollo Group, Inc. Class A (a)	6,800	411,944
Automatic Data Processing, Inc.	12,600	539,532
Convergys Corp. (a)	40,200	432,150
DeVry, Inc.	3,500	198,555
Donnelley (R.R.) & Sons Co.	21,000	467,670
Equifax, Inc.	4,500	139,005
H&R Block, Inc.	10,600	239,772
Iron Mountain, Inc. (a)	3,400	77,384
MasterCard, Inc. Class A	3,500	895,930
McKesson Corp.	12,700	793,750
Moody's Corp.	10,600	284,080
Paychex, Inc.	4,800	147,072
Quanta Services, Inc. (a)	6,700	139,628
Robert Half International, Inc.	11,300	302,049
Total System Services, Inc.	10,400	179,608

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Western Union Co.	31,700	$597,545
		5,845,674
Computers – 4.6%
Affiliated Computer Services, Inc. Class A (a)	3,800	226,822
Apple, Inc. (a)	34,000	7,169,240
Cognizant Technology Solutions Corp. Class A (a)	9,400	425,820
Computer Sciences Corp. (a)	10,400	598,312
Dell, Inc. (a)	73,200	1,051,152
EMC Corp. (a)	100,000	1,747,000
Hewlett-Packard Co.	102,800	5,295,228
International Business Machines Corp.	56,900	7,448,210
Lexmark International, Inc. Class A (a)	17,700	459,846
NetApp, Inc. (a)	15,600	536,484
SanDisk Corp. (a)	28,000	811,720
Sun Microsystems, Inc. (a)	28,000	262,360
Teradata Corp. (a)	23,900	751,177
Western Digital Corp. (a)	15,300	675,495
		27,458,866
Cosmetics & Personal Care – 1.5%
Avon Products, Inc.	11,800	371,700
Colgate-Palmolive Co.	18,200	1,495,130
The Estee Lauder Cos., Inc. Class A	8,900	430,404
Procter & Gamble Co.	104,893	6,359,663
		8,656,897
Distribution & Wholesale – 0.1%
Fastenal Co.	1,600	66,624
Genuine Parts Co.	5,100	193,596
W.W. Grainger, Inc.	2,200	213,026
		473,246
Diversified Financial – 3.3%
American Express Co.	42,200	1,709,944
Ameriprise Financial, Inc.	11,080	430,126
The Charles Schwab Corp.	13,000	244,660
Citigroup, Inc.	316,500	1,047,615
CME Group, Inc.	2,300	772,685
Discover Financial Services	33,050	486,165
E*TRADE Financial Corp. (a)	21,800	38,150
Federated Investors, Inc. Class B	13,100	360,250
Franklin Resources, Inc.	5,500	579,425
The Goldman Sachs Group, Inc.	25,700	4,339,188
IntercontinentalExchange, Inc. (a)	1,900	213,370
Invesco Ltd.	10,100	237,249
JP Morgan Chase & Co.	160,959	6,707,162
Legg Mason, Inc.	5,700	171,912
Morgan Stanley	54,100	1,601,360
The NASDAQ OMX Group, Inc. (a)	4,300	85,226
NYSE Euronext	5,300	134,090
SLM Corp. (a)	24,500	276,115
T. Rowe Price Group, Inc.	9,500	505,875
		19,940,567
Electric – 2.0%
The AES Corp. (a)	44,300	589,633
Allegheny Energy, Inc.	6,000	140,880
Ameren Corp.	11,300	315,835
American Electric Power Co., Inc.	16,600	577,514
CenterPoint Energy, Inc.	20,700	300,357
CMS Energy Corp.	7,500	117,450
Consolidated Edison, Inc.	11,600	526,988
Constellation Energy Group, Inc.	16,300	573,271
Dominion Resources, Inc.	25,000	973,000
DTE Energy Co.	13,400	584,106
Duke Energy Corp.	39,132	673,462
Dynegy, Inc. Class A (a)	20,500	37,105
Edison International	17,300	601,694
Entergy Corp.	4,600	376,464
Exelon Corp.	13,200	645,084
FirstEnergy Corp.	14,000	650,300
FPL Group, Inc.	1,700	89,794
Integrys Energy Group, Inc.	3,600	151,164
Northeast Utilities	6,800	175,372
Pepco Holdings, Inc.	4,400	74,140
PG&E Corp.	14,200	634,030
Pinnacle West Capital Corp.	3,800	139,004
PPL Corp.	13,900	449,109
Progress Energy, Inc.	7,900	323,979
Public Service Enterprise Group, Inc.	21,300	708,225
SCANA Corp.	4,100	154,488
The Southern Co.	22,700	756,364
TECO Energy, Inc.	8,100	131,382
Wisconsin Energy Corp.	700	34,881
Xcel Energy, Inc.	8,500	180,370
		11,685,445
Electrical Components & Equipment – 0.3%
Emerson Electric Co.	28,400	1,209,840
Molex, Inc.	16,300	351,265
		1,561,105
Electronics – 0.3%
Agilent Technologies, Inc. (a)	10,600	329,342
Amphenol Corp. Class A	5,300	244,754
FLIR Systems, Inc. (a)	3,700	121,064
Jabil Circuit, Inc.	34,900	606,213
PerkinElmer, Inc.	6,200	127,658
Waters Corp. (a)	3,900	241,644
		1,670,675
Engineering & Construction – 0.1%
Fluor Corp.	7,000	315,280
Jacobs Engineering Group, Inc. (a)	9,700	364,817
		680,097
Entertainment – 0.0%
International Game Technology	8,400	157,668
Environmental Controls – 0.1%
Republic Services, Inc.	12,195	345,240
Stericycle, Inc. (a)	300	16,551
Waste Management, Inc.	13,500	456,435
		818,226
Foods – 1.3%
Campbell Soup Co.	5,100	172,380
ConAgra Foods, Inc.	17,400	401,070
Dean Foods Co. (a)	8,500	153,340
General Mills, Inc.	13,000	920,530
H.J. Heinz Co.	10,700	457,532
The Hershey Co.	14,800	529,692
Hormel Foods Corp.	10,700	411,415
The J.M. Smucker Co.	2,400	148,200
Kellogg Co.	5,600	297,920
Kraft Foods, Inc. Class A (a)	55,800	1,516,644
The Kroger Co.	13,200	270,996
McCormick & Co., Inc.	6,800	245,684
Safeway, Inc.	15,400	327,866
Sara Lee Corp.	40,300	490,854
SUPERVALU, Inc.	26,500	336,815
Sysco Corp.	20,500	572,770
Tyson Foods, Inc. Class A	45,700	560,739

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Whole Foods Market, Inc. (a)	3,900	$107,055
		7,921,502
Forest Products & Paper – 0.3%
International Paper Co.	24,600	658,788
MeadWestvaco Corp.	14,300	409,409
Plum Creek Timber Co., Inc.	6,300	237,888
Weyerhaeuser Co.	9,400	405,516
		1,711,601
Gas – 0.1%
Nicor, Inc.	1,500	63,150
NiSource, Inc.	12,100	186,098
Sempra Energy	10,700	598,986
		848,234
Hand & Machine Tools – 0.1%
The Black & Decker Corp.	4,700	304,701
Snap-on, Inc.	2,300	97,198
The Stanley Works	6,400	329,664
		731,563
Health Care — Products – 2.0%
Baxter International, Inc.	21,100	1,238,148
Becton, Dickinson & Co.	4,900	386,414
Boston Scientific Corp. (a)	44,300	398,700
C.R. Bard, Inc.	3,300	257,070
CareFusion Corp. (a)	5,700	142,557
Intuitive Surgical, Inc. (a)	1,500	454,980
Johnson & Johnson	105,800	6,814,578
Medtronic, Inc.	32,400	1,424,952
St. Jude Medical, Inc. (a)	700	25,746
Stryker Corp.	11,600	584,292
Varian Medical Systems, Inc. (a)	2,500	117,125
Zimmer Holdings, Inc. (a)	6,600	390,126
		12,234,688
Health Care — Services – 0.9%
Aetna, Inc.	13,900	440,630
CIGNA Corp.	8,800	310,376
Coventry Health Care, Inc. (a)	17,400	422,646
DaVita, Inc. (a)	2,700	158,598
Humana, Inc. (a)	8,200	359,898
Laboratory Corporation of America Holdings (a)	4,500	336,780
Quest Diagnostics, Inc.	7,000	422,660
Tenet Healthcare Corp. (a)	46,400	250,096
Thermo Fisher Scientific, Inc. (a)	12,800	610,432
UnitedHealth Group, Inc.	39,600	1,207,008
WellPoint, Inc. (a)	19,300	1,124,997
		5,644,121
Holding Company — Diversified – 0.0%
Leucadia National Corp. (a)	4,900	116,571
Home Builders – 0.1%
D.R. Horton, Inc.	26,800	291,316
KB Home	1,800	24,624
Lennar Corp. Class A	7,700	98,329
Pulte Homes, Inc. (a)	10,610	106,100
		520,369
Home Furnishing – 0.0%
Harman International Industries, Inc.	2,400	84,672
Whirlpool Corp.	1,800	145,188
		229,860
Household Products – 0.4%
Avery Dennison Corp.	12,700	463,423
The Clorox Co.	4,400	268,400
Fortune Brands, Inc.	6,500	280,800
Kimberly-Clark Corp.	17,500	1,114,925
		2,127,548
Housewares – 0.1%
Newell Rubbermaid, Inc.	20,200	303,202
Insurance – 2.0%
Aflac, Inc.	17,600	814,000
Allstate Corp.	24,500	735,980
American International Group, Inc. (a)	2,445	73,301
Aon Corp.	5,000	191,700
Assurant, Inc.	17,200	507,056
The Chubb Corp.	21,300	1,047,534
Cincinnati Financial Corp.	11,900	312,256
Genworth Financial, Inc. Class A (a)	31,700	359,795
The Hartford Financial Services Group, Inc.	19,100	444,266
Lincoln National Corp.	10,487	260,917
Loews Corp.	11,800	428,930
Marsh & McLennan Cos., Inc.	25,000	552,000
MBIA, Inc. (a)	34,200	136,116
Metlife, Inc.	31,600	1,117,060
Principal Financial Group, Inc.	19,700	473,588
The Progressive Corp. (a)	29,200	525,308
Prudential Financial, Inc.	20,700	1,030,032
Torchmark Corp.	4,900	215,355
The Travelers Cos., Inc.	37,735	1,881,467
Unum Group	13,000	253,760
XL Capital Ltd. Class A	24,000	439,920
		11,800,341
Internet – 1.8%
Akamai Technologies, Inc. (a)	5,700	144,381
Amazon.com, Inc. (a)	11,200	1,506,624
AOL, Inc. (a)	5,712	132,975
eBay, Inc. (a)	42,900	1,009,866
Expedia, Inc. (a)	18,800	483,348
Google, Inc. Class A (a)	8,500	5,269,830
McAfee, Inc. (a)	10,200	413,814
Priceline.com, Inc. (a)	1,700	371,450
Symantec Corp. (a)	26,600	475,874
VeriSign, Inc. (a)	8,800	213,312
Yahoo!, Inc. (a)	41,500	696,370
		10,717,844
Iron & Steel – 0.2%
AK Steel Holding Corp.	3,300	70,455
Allegheny Technologies, Inc.	4,300	192,511
Nucor Corp.	17,400	811,710
United States Steel Corp.	4,500	248,040
		1,322,716
Leisure Time – 0.1%
Carnival Corp. (a)	16,900	535,561
Harley-Davidson, Inc.	3,600	90,720
		626,281
Lodging – 0.1%
Marriott International, Inc. Class A	9,188	250,373
Starwood Hotels & Resorts Worldwide, Inc.	6,600	241,362
Wyndham Worldwide Corp.	11,900	240,023
Wynn Resorts Ltd.	200	11,646
		743,404
Machinery — Construction & Mining – 0.2%
Caterpillar, Inc.	25,400	1,447,546

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Machinery — Diversified – 0.2%
Cummins, Inc.	10,400	$476,944
Deere & Co.	1,700	91,953
Eaton Corp.	7,700	489,874
Flowserve Corp.	1,600	151,248
Rockwell Automation, Inc.	5,200	244,296
		1,454,315
Manufacturing – 2.3%
3M Co.	29,100	2,405,697
Danaher Corp.	7,700	579,040
Dover Corp.	9,800	407,778
Eastman Kodak Co. (a)	7,800	32,916
General Electric Co.	414,500	6,271,385
Honeywell International, Inc.	28,500	1,117,200
Illinois Tool Works, Inc.	21,500	1,031,785
ITT Corp.	11,200	557,088
Leggett & Platt, Inc.	24,200	493,680
Pall Corp.	13,900	503,180
Parker Hannifin Corp.	7,850	422,958
Textron, Inc.	10,800	203,148
		14,025,855
Media – 2.1%
CBS Corp. Class B	26,400	370,920
Comcast Corp. Class A	120,200	2,026,572
DIRECTV Class A (a)	26,200	873,770
Gannett Co., Inc.	41,500	616,275
The McGraw-Hill Cos., Inc.	11,700	392,067
Meredith Corp.	18,000	555,300
New York Times Co. Class A (a)	4,700	58,092
News Corp. Class A	118,900	1,627,741
Scripps Networks Interactive Class A	2,200	91,300
Time Warner Cable, Inc.	9,246	382,692
Time Warner, Inc.	62,833	1,830,954
Viacom, Inc. Class B (a)	30,000	891,900
The Walt Disney Co.	63,000	2,031,750
Washington Post Co. Class B	1,300	571,480
		12,320,813
Metal Fabricate & Hardware – 0.0%
Precision Castparts Corp.	100	11,035
Mining – 0.5%
Alcoa, Inc.	56,800	915,616
Freeport-McMoRan Copper & Gold, Inc. (a)	11,893	954,889
Newmont Mining Corp.	13,500	638,685
Titanium Metals Corp. (a)	2,900	36,308
Vulcan Materials Co.	2,700	142,209
		2,687,707
Office Equipment/Supplies – 0.1%
Pitney Bowes, Inc.	18,500	421,060
Xerox Corp.	46,800	395,928
		816,988
Oil & Gas – 5.6%
Anadarko Petroleum Corp.	19,100	1,192,222
Apache Corp.	9,600	990,432
Cabot Oil & Gas Corp.	1,000	43,590
Chesapeake Energy Corp.	7,800	201,864
Chevron Corp.	78,669	6,056,726
ConocoPhillips	53,458	2,730,100
Denbury Resources, Inc. (a)	2,000	29,600
Devon Energy Corp.	4,100	301,350
Diamond Offshore Drilling, Inc.	1,700	167,314
ENSCO International PLC Sponsored ADR (United Kingdom)	9,000	359,460
EOG Resources, Inc.	1,600	155,680
EQT Corp.	300	13,176
Exxon Mobil Corp.	208,200	14,197,158
Hess Corp.	2,800	169,400
Marathon Oil Corp.	31,000	967,820
Murphy Oil Corp.	6,900	373,980
Nabors Industries Ltd. (a)	11,600	253,924
Noble Energy, Inc.	6,100	434,442
Occidental Petroleum Corp.	33,200	2,700,820
Pioneer Natural Resources Co.	1,500	72,255
Questar Corp.	8,600	357,502
Range Resources Corp.	100	4,985
Rowan Cos., Inc. (a)	15,800	357,712
Sunoco, Inc.	1,900	49,590
Tesoro Corp.	37,700	510,835
Valero Energy Corp.	7,700	128,975
XTO Energy, Inc.	21,200	986,436
		33,807,348
Oil & Gas Services – 0.9%
Baker Hughes, Inc.	11,500	465,520
BJ Services Co.	16,800	312,480
Cameron International Corp. (a)	7,300	305,140
FMC Technologies, Inc. (a)	6,200	358,608
Halliburton Co.	41,000	1,233,690
National Oilwell Varco, Inc.	24,900	1,097,841
Schlumberger Ltd.	24,600	1,601,214
Smith International, Inc.	9,200	249,964
		5,624,457
Packaging & Containers – 0.2%
Ball Corp.	3,800	196,460
Bemis Co., Inc.	6,000	177,900
Owens-IIlinois, Inc. (a)	6,500	213,655
Pactiv Corp. (a)	5,600	135,184
Sealed Air Corp.	8,100	177,066
		900,265
Pharmaceuticals – 4.3%
Abbott Laboratories	57,500	3,104,425
Allergan, Inc.	12,600	793,926
AmerisourceBergen Corp.	14,900	388,443
Bristol-Myers Squibb Co.	81,800	2,065,450
Cardinal Health, Inc.	17,100	551,304
Cephalon, Inc. (a)	6,400	399,424
DENTSPLY International, Inc.	3,400	119,578
Eli Lilly & Co.	31,000	1,107,010
Express Scripts, Inc. (a)	4,400	380,380
Forest Laboratories, Inc. (a)	14,000	449,540
Gilead Sciences, Inc. (a)	23,200	1,004,096
Hospira, Inc. (a)	11,400	581,400
King Pharmaceuticals, Inc. (a)	7,600	93,252
Medco Health Solutions, Inc. (a)	23,900	1,527,449
Merck & Co., Inc.	128,766	4,705,110
Mylan, Inc. (a)	14,100	259,863
Patterson Cos., Inc. (a)	1,100	30,778
Pfizer, Inc.	439,342	7,991,631
Watson Pharmaceuticals, Inc. (a)	3,400	134,674
		25,687,733
Pipelines – 0.2%
El Paso Corp.	27,500	270,325
Spectra Energy Corp.	26,900	551,719
The Williams Cos., Inc.	19,400	408,952
		1,230,996

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Real Estate – 0.0%
CB Richard Ellis Group, Inc. Class A (a)	8,700	$118,059
Real Estate Investment Trusts (REITS) – 0.6%
Apartment Investment & Management Co. Class A	1,605	25,551
AvalonBay Communities, Inc.	497	40,809
Boston Properties, Inc.	5,200	348,764
Equity Residential	11,100	374,958
HCP, Inc.	5,000	152,700
Health Care, Inc.	2,200	97,504
Host Hotels & Resorts, Inc. (a)	21,137	246,669
Kimco Realty Corp.	10,300	139,359
ProLogis	23,600	323,084
Public Storage	5,200	423,540
Simon Property Group, Inc.	7,776	620,525
Ventas, Inc.	5,800	253,692
Vornado Realty Trust	3,147	220,101
		3,267,256
Retail – 3.9%
Abercrombie & Fitch Co. Class A	4,700	163,795
AutoNation, Inc. (a)	26,300	503,645
AutoZone, Inc. (a)	1,400	221,298
Bed Bath & Beyond, Inc. (a)	10,500	405,615
Best Buy Co., Inc.	12,850	507,061
Big Lots, Inc. (a)	19,200	556,416
Coach, Inc.	15,100	551,603
Costco Wholesale Corp.	14,500	857,965
CVS Caremark Corp.	40,800	1,314,168
Darden Restaurants, Inc.	3,600	126,252
Family Dollar Stores, Inc.	5,000	139,150
GameStop Corp. Class A (a)	4,300	94,342
The Gap, Inc.	23,900	500,705
The Home Depot, Inc.	59,400	1,718,442
J.C. Penney Co., Inc.	14,100	375,201
Kohl's Corp. (a)	10,600	571,658
Limited Brands, Inc.	43,500	836,940
Lowe's Cos., Inc.	22,700	530,953
Macy's, Inc.	26,900	450,844
McDonald's Corp.	32,800	2,048,032
Nordstrom, Inc.	7,100	266,818
O'Reilly Automotive, Inc. (a)	2,100	80,052
Office Depot, Inc. (a)	73,700	475,365
Polo Ralph Lauren Corp.	5,600	453,488
RadioShack Corp.	4,200	81,900
Sears Holdings Corp. (a)	3,600	300,420
Staples, Inc.	17,900	440,161
Starbucks Corp. (a)	21,500	495,790
Target Corp.	28,400	1,373,708
Tiffany & Co.	1,900	81,700
The TJX Cos., Inc.	19,000	694,450
Wal-Mart Stores, Inc.	73,200	3,912,540
Walgreen Co.	41,800	1,534,896
Yum! Brands, Inc.	14,800	517,556
		23,182,929
Savings & Loans – 0.1%
Hudson City Bancorp, Inc.	20,800	285,584
People's United Financial, Inc.	11,500	192,050
		477,634
Semiconductors – 2.0%
Advanced Micro Devices, Inc. (a)	39,100	378,488
Altera Corp.	8,800	199,144
Analog Devices, Inc.	7,300	230,534
Applied Materials, Inc.	28,500	397,290
Broadcom Corp. Class A (a)	14,350	451,307
Intel Corp.	228,600	4,663,440
KLA-Tencor Corp.	8,600	310,976
Linear Technology Corp.	10,900	332,886
LSI Corp. (a)	35,000	210,350
MEMC Electronic Materials, Inc. (a)	1,000	13,620
Microchip Technology, Inc.	6,100	177,266
Micron Technology, Inc. (a)	65,100	687,456
National Semiconductor Corp.	6,800	104,448
Novellus Systems, Inc. (a)	10,400	242,736
NVIDIA Corp. (a)	41,600	777,088
QLogic Corp. (a)	14,500	273,615
Teradyne, Inc. (a)	34,500	370,185
Texas Instruments, Inc.	61,700	1,607,902
Xilinx, Inc.	11,100	278,166
		11,706,897
Software – 3.1%
Adobe Systems, Inc. (a)	20,000	735,600
Autodesk, Inc. (a)	4,900	124,509
BMC Software, Inc. (a)	6,800	272,680
CA, Inc.	18,453	414,454
Citrix Systems, Inc. (a)	7,900	328,719
Compuware Corp. (a)	39,200	283,416
Dun & Bradstreet Corp.	1,110	93,651
Electronic Arts, Inc. (a)	4,900	86,975
Fidelity National Information Services, Inc.	23,900	560,216
Fiserv, Inc. (a)	4,800	232,704
IMS Health, Inc.	20,200	425,412
Intuit, Inc. (a)	11,600	356,236
Microsoft Corp.	344,000	10,488,560
Novell, Inc. (a)	21,200	87,980
Oracle Corp.	140,496	3,447,772
Red Hat, Inc. (a)	12,900	398,610
Salesforce.com, Inc. (a)	3,000	221,310
		18,558,804
Telecommunications – 3.6%
American Tower Corp. Class A (a)	900	38,889
AT&T, Inc.	238,766	6,692,611
CenturyTel, Inc.	9,800	354,858
Ciena Corp. (a)	2,600	28,184
Cisco Systems, Inc. (a)	208,200	4,984,308
Corning, Inc.	33,500	646,885
Frontier Communications Corp.	9,400	73,414
Harris Corp.	10,000	475,500
JDS Uniphase Corp. (a)	29,000	239,250
Juniper Networks, Inc. (a)	16,300	434,721
MetroPCS Communications, Inc. (a)	3,600	27,468
Motorola, Inc. (a)	96,200	746,512
Qualcomm, Inc.	61,100	2,826,486
Qwest Communications International, Inc.	139,600	587,716
Sprint Nextel Corp. (a)	94,400	345,504
Tellabs, Inc. (a)	60,600	344,208
Verizon Communications, Inc.	78,668	2,606,271
Windstream Corp.	18,200	200,018
		21,652,803
Textiles – 0.0%
Cintas Corp.	4,200	109,410
Toys, Games & Hobbies – 0.0%
Hasbro, Inc.	3,000	96,180
Mattel, Inc.	8,500	169,830
		266,010

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Transportation – 1.2%
Burlington Northern Santa Fe Corp.	3,700	$364,894
C.H. Robinson Worldwide, Inc.	8,700	510,951
CSX Corp.	18,100	877,669
Expeditors International of Washington, Inc.	9,500	329,935
FedEx Corp.	11,300	942,985
Norfolk Southern Corp.	14,400	754,848
Ryder System, Inc.	4,800	197,616
Union Pacific Corp.	9,600	613,440
United Parcel Service, Inc. Class B	46,100	2,644,757
		7,237,095
TOTAL COMMON STOCK (Cost $264,899,730)		377,041,045
TOTAL EQUITIES (Cost $264,899,730)		377,041,045
	Principal Amount
BONDS & NOTES – 33.4%
CORPORATE DEBT – 14.8%
Advertising – 0.0%
Interpublic Group of Cos. 10.000% 7/15/17	$75,000	83,250
Aerospace & Defense – 0.1%
BAE Systems Holdings, Inc. (b) 6.375% 6/01/19	255,000	274,295
Goodrich Corp. 6.125% 3/01/19	110,000	118,824
Lockheed Martin Corp. 5.500% 11/15/39	285,000	279,250
		672,369
Agriculture – 0.1%
Cargill, Inc. (b) 5.200% 1/22/13	650,000	689,223
Banks – 1.2%
Bank of America Corp. 2.100% 4/30/12	500,000	504,615
Bank of America Corp. 4.250% 10/01/10	800,000	820,447
Bank of America Corp. Series L (c) 5.650% 5/01/18	1,240,000	1,259,359
Barclays Bank PLC 5.200% 7/10/14	660,000	699,605
Barclays Bank PLC 6.750% 5/22/19	240,000	267,704
Capital One Financial Corp. 7.375% 5/23/14	170,000	192,479
Credit Suisse New York 5.500% 5/01/14	125,000	135,650
HSBC Finance Corp. 6.375% 10/15/11	965,000	1,026,301
HSBC Holdings PLC 6.500% 9/15/37	325,000	339,557
ICICI Bank Ltd. (b) 5.500% 3/25/15	340,000	338,402
The Royal Bank of Scotland PLC (b) 4.875% 8/25/14	265,000	268,627
Wachovia Bank NA 6.600% 1/15/38	300,000	316,644
Wachovia Corp. 5.300% 10/15/11	325,000	344,994
Wachovia Corp. 5.750% 6/15/17	345,000	358,786
		6,873,170
Beverages – 0.3%
Anheuser-Busch Cos., Inc. 5.050% 10/15/16	300,000	306,468
Anheuser-Busch Cos., Inc. 6.500% 2/01/43	145,000	148,593
The Coca-Cola Co. 5.350% 11/15/17	275,000	296,236
Diageo Finance BV 3.875% 4/01/11	325,000	335,446
Foster's Finance Corp. (b) 6.875% 6/15/11	835,000	886,425
		1,973,168
Building Materials – 0.2%
CRH America, Inc. 8.125% 7/15/18	420,000	489,863
Owens Corning, Inc. 9.000% 6/15/19	55,000	61,335
Trane US, Inc. 7.625% 2/15/10	700,000	704,027
		1,255,225
Chemicals – 0.4%
Airgas, Inc. 4.500% 9/15/14	250,000	253,787
Airgas, Inc. (b) 7.125% 10/01/18	185,000	192,862
Ashland, Inc. (b) 9.125% 6/01/17	40,000	43,900
Cytec Industries, Inc. 8.950% 7/01/17	75,000	88,959
The Dow Chemical Co. 7.600% 5/15/14	35,000	39,826
The Dow Chemical Co. 8.550% 5/15/19	250,000	298,286
The Dow Chemical Co. 9.400% 5/15/39	125,000	165,269
Ecolab, Inc. 4.875% 2/15/15	750,000	791,406
EI du Pont de Nemours & Co. 6.000% 7/15/18	140,000	152,764
Lubrizol Corp. 8.875% 2/01/19	125,000	155,411
Valspar Corp. 7.250% 6/15/19	125,000	137,172
		2,319,642
Commercial Services – 0.2%
Deluxe Corp. 7.375% 6/01/15	95,000	91,556
Donnelley (R.R.) & Sons Co. 4.950% 5/15/10	400,000	402,856
Equifax, Inc. 7.000% 7/01/37	275,000	270,388
ERAC USA Finance Co. (b) 6.700% 6/01/34	320,000	282,813
ERAC USA Finance Co. (b) 7.000% 10/15/37	350,000	342,583
		1,390,196
Computers – 0.1%
Electronic Data Systems LLC Series B 6.000% 8/01/13	310,000	342,680
EMC Corp. 1.750% 12/01/13	250,000	312,813
		655,493
Diversified Financial – 3.0%
American Express Co. 6.150% 8/28/17	230,000	240,374
American Express Co. 7.250% 5/20/14	120,000	135,404
American Express Co. 8.125% 5/20/19	310,000	367,369

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
American Express Credit Corp. 7.300% 8/20/13	$690,000	$775,478
American General Finance Corp. (c) 5.900% 9/15/12	980,000	813,408
American General Finance Corp. 6.500% 9/15/17	225,000	155,042
American General Finance Corp. 6.900% 12/15/17	225,000	156,230
The Bear Stearns Cos., Inc. 7.250% 2/01/18	550,000	631,319
BlackRock, Inc. 5.000% 12/10/19	190,000	186,709
BlackRock, Inc. 6.250% 9/15/17	225,000	241,925
Boeing Capital Corp. Ltd. 6.500% 2/15/12	440,000	481,219
Citigroup, Inc. 5.500% 10/15/14	185,000	187,318
Citigroup, Inc. 5.500% 2/15/17	500,000	473,165
Citigroup, Inc. 6.375% 8/12/14	370,000	387,356
Citigroup, Inc. 6.500% 8/19/13	420,000	447,381
Citigroup, Inc. 8.125% 7/15/39	180,000	203,156
Eaton Vance Corp. 6.500% 10/02/17	85,000	87,898
GATX Financial Corp. 5.125% 4/15/10	1,000,000	1,007,256
General Electric Capital Corp. 3.500% 8/13/12	375,000	382,738
General Electric Capital Corp. 5.375% 10/20/16	475,000	493,876
General Electric Capital Corp. 5.900% 5/13/14	300,000	324,322
General Electric Capital Corp. 6.000% 8/07/19	490,000	508,630
The Goldman Sachs Group, Inc. 5.150% 1/15/14	775,000	819,842
The Goldman Sachs Group, Inc. 5.625% 1/15/17	780,000	796,661
The Goldman Sachs Group, Inc. 6.125% 2/15/33	275,000	276,164
The Goldman Sachs Group, Inc. 6.750% 10/01/37	210,000	215,856
HSBC Finance Corp. 5.900% 6/19/12	40,000	42,744
John Deere Capital Corp. FRN 0.706% 2/26/10	450,000	450,306
JP Morgan Chase & Co. FRN 0.484% 6/15/12	750,000	755,380
JP Morgan Chase & Co. 2.625% 12/01/10	750,000	764,743
Lazard Group LLC 6.850% 6/15/17	360,000	362,299
Lazard Group LLC 7.125% 5/15/15	430,000	446,402
Merrill Lynch & Co., Inc. (c) 5.450% 2/05/13	950,000	999,657
Morgan Stanley 4.200% 11/20/14	675,000	675,471
Morgan Stanley FRN 0.554% 2/10/12	1,000,000	1,006,897
Morgan Stanley 5.450% 1/09/17	265,000	267,840
SLM Corp. 5.000% 10/01/13	230,000	211,586
TD Ameritrade Holding Corp. 4.150% 12/01/14	170,000	167,608
TD Ameritrade Holding Corp. 5.600% 12/01/19	175,000	173,839
Textron Financial Corp. 5.125% 11/01/10	580,000	584,700
		17,705,568
Electric – 1.0%
Allegheny Energy Supply (b) 8.250% 4/15/12	275,000	300,870
Ameren Corp. 8.875% 5/15/14	345,000	387,512
CMS Energy Corp. 8.500% 4/15/11	600,000	628,685
Entergy Gulf States, Inc. 5.250% 8/01/15	97,000	95,711
Kansas Gas & Electric Co. 5.647% 3/29/21	274,571	273,931
MidAmerican Funding LLC 6.750% 3/01/11	145,000	151,445
Mirant Mid-Atlantic LLC Series 2001, Class A 8.625% 6/30/12	284,913	290,611
Monongahela Power 6.700% 6/15/14	400,000	432,668
Nevada Power Co. Series L 5.875% 1/15/15	450,000	482,916
Nevada Power Co. Series N 6.650% 4/01/36	135,000	142,066
NRG Energy, Inc. 8.500% 6/15/19	175,000	179,375
Oncor Electric Delivery Co. 6.800% 9/01/18	205,000	227,710
Oncor Electric Delivery Co. 7.500% 9/01/38	270,000	319,158
PPL Energy Supply LLC 6.300% 7/15/13	350,000	376,897
Tenaska Oklahoma (b) 6.528% 12/30/14	348,305	316,923
TransAlta Corp. (c) 5.750% 12/15/13	1,000,000	1,054,142
Tri-State Generation & Transmission Association Series 2003, Class A (b) 6.040% 1/31/18	327,712	328,715
Wisconsin Public Service Corp. 5.650% 11/01/17	225,000	231,521
		6,220,856
Electrical Components & Equipment – 0.1%
Anixter International. Inc. 5.950% 3/01/15	510,000	478,125
Electronics – 0.1%
Arrow Electronics, Inc. 6.000% 4/01/20	460,000	455,107
Entertainment – 0.0%
International Game Technology 7.500% 6/15/19	115,000	124,617

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Environmental Controls – 0.1%
Allied Waste North America, Inc. Series B 5.750% 2/15/11	$425,000	$442,197
Republic Services, Inc. (b) 5.250% 11/15/21	325,000	319,549
		761,746
Foods – 0.2%
ConAgra Foods, Inc. 7.000% 4/15/19	195,000	220,702
The Kroger Co. 7.500% 1/15/14	150,000	171,193
Ralcorp Holdings Corp. (b) 6.625% 8/15/39	345,000	336,459
Sara Lee Corp. 3.875% 6/15/13	140,000	143,145
		871,499
Forest Products & Paper – 0.2%
International Paper Co. 7.300% 11/15/39	110,000	116,695
International Paper Co. 9.375% 5/15/19	295,000	362,605
Rock-Tenn Co. 5.625% 3/15/13	105,000	104,606
Rock-Tenn Co. 8.200% 8/15/11	390,000	413,888
Rock-Tenn Co. 9.250% 3/15/16	100,000	108,625
Verso Paper Holdings LLC (b) 11.500% 7/01/14	35,000	38,500
		1,144,919
Gas – 0.1%
Piedmont Natural Gas Co. Series E 6.000% 12/19/33	400,000	374,070
Southwest Gas Corp. 8.375% 2/15/11	205,000	218,374
		592,444
Hand & Machine Tools – 0.1%
Kennametal, Inc. 7.200% 6/15/12	310,000	324,776
Health Care — Products – 0.3%
Baxter International, Inc. 4.500% 8/15/19	220,000	220,162
Beckman Coulter, Inc. 6.000% 6/01/15	185,000	201,696
Beckman Coulter, Inc. 7.000% 6/01/19	150,000	169,989
Boston Scientific Corp. 4.500% 1/15/15	335,000	335,684
Boston Scientific Corp. 6.000% 1/15/20	170,000	173,702
Boston Scientific Corp. 7.375% 1/15/40	85,000	91,321
Covidien International Finance SA 6.550% 10/15/37	300,000	335,719
		1,528,273
Health Care — Services – 0.1%
HCA, Inc. (b) 7.875% 2/15/20	75,000	78,094
HCA, Inc. (b) 8.500% 4/15/19	350,000	377,125
Roche Holdings, Inc. (b) 5.000% 3/01/14	280,000	299,554
Roche Holdings, Inc. (b) 6.000% 3/01/19	60,000	65,931
		820,704
Holding Company — Diversified – 0.2%
Hutchison Whampoa International Ltd. (b) 5.750% 9/11/19	220,000	223,027
Leucadia National Corp. (c) 7.750% 8/15/13	1,150,000	1,154,313
		1,377,340
Home Builders – 0.0%
D.R. Horton, Inc. 4.875% 1/15/10	80,000	80,000
Housewares – 0.1%
Newell Rubbermaid, Inc. 4.000% 5/01/10	91,000	91,673
Toro Co. 7.800% 6/15/27	165,000	156,872
Whirlpool Corp. 8.600% 5/01/14	90,000	101,904
		350,449
Insurance – 0.3%
Aflac, Inc. 8.500% 5/15/19	110,000	126,719
The Allstate Corp. 7.450% 5/16/19	35,000	40,664
CNA Financial Corp. 7.350% 11/15/19	180,000	180,210
Lincoln National Corp. 6.300% 10/09/37	220,000	201,478
Lincoln National Corp. 8.750% 7/01/19	250,000	285,651
MetLife, Inc. Series A 6.817% 8/15/18	360,000	400,953
Principal Financial Group, Inc. 8.875% 5/15/19	120,000	138,422
Prudential Financial, Inc. 4.750% 9/17/15	375,000	380,256
		1,754,353
Investment Companies – 0.0%
Xstrata Finance Canada (b) 5.800% 11/15/16	195,000	199,866
Iron & Steel – 0.5%
AK Steel Corp. 7.750% 6/15/12	265,000	267,650
Allegheny Technologies, Inc. 9.375% 6/01/19	50,000	57,552
ArcelorMittal 7.000% 10/15/39	585,000	615,955
ArcelorMittal (c) 9.000% 2/15/15	555,000	655,508
Gerdau Holdings, Inc. (b) 7.000% 1/20/20	410,000	421,275
Reliance Steel & Aluminum Co. 6.200% 11/15/16	245,000	241,509
Reliance Steel & Aluminum Co. 6.850% 11/15/36	275,000	231,304
Steel Dynamics, Inc. 7.375% 11/01/12	695,000	715,850
		3,206,603
Lodging – 0.2%
Marriott International, Inc. 6.200% 6/15/16	775,000	782,831
Starwood Hotels & Resorts Worldwide, Inc. 6.250% 2/15/13	33,000	34,031
Starwood Hotels & Resorts Worldwide, Inc. 7.150% 12/01/19	100,000	99,625
		916,487

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Machinery — Diversified – 0.2%
Briggs & Stratton Corp. 8.875% 3/15/11	$600,000	$629,250
Roper Industries, Inc. 6.625% 8/15/13	420,000	457,408
		1,086,658
Manufacturing – 0.4%
Bombardier, Inc. (b) 6.750% 5/01/12	245,000	252,963
Eaton Corp. 7.650% 11/15/29	540,000	632,777
Illinois Tool Works, Inc. 5.150% 4/01/14	290,000	315,942
Ingersoll-Rand Global Holding Co. Ltd. 6.875% 8/15/18	180,000	199,511
ITT Corp. 4.900% 5/01/14	200,000	209,571
ITT Corp. 6.125% 5/01/19	200,000	215,963
Tyco Electronics Group SA 6.000% 10/01/12	225,000	238,726
Tyco Electronics Group SA 6.550% 10/01/17	200,000	206,792
Tyco Electronics Group SA 7.125% 10/01/37	225,000	232,007
		2,504,252
Media – 0.8%
CBS Corp. 6.625% 5/15/11	480,000	503,019
CBS Corp. 7.875% 7/30/30	210,000	226,494
Cox Communications, Inc. 6.750% 3/15/11	700,000	736,011
Echostar DBS Corp. 7.125% 2/01/16	425,000	434,031
News America, Inc. (b) 6.900% 8/15/39	230,000	250,901
Rogers Communications, Inc. 5.500% 3/15/14	200,000	214,306
Rogers Communications, Inc. 7.500% 8/15/38	90,000	106,104
Scholastic Corp. 5.000% 4/15/13	305,000	285,175
Thomson Corp. 5.700% 10/01/14	650,000	713,570
Time Warner Cable, Inc. 6.750% 6/15/39	360,000	377,030
Time Warner Cable, Inc. 7.500% 4/01/14	270,000	311,088
Time Warner Cable, Inc. 8.250% 4/01/19	45,000	53,599
Time Warner Cable, Inc. 8.750% 2/14/19	255,000	310,787
Viacom, Inc. 6.250% 4/30/16	195,000	212,527
		4,734,642
Mining – 0.3%
Codelco, Inc. (b) 6.150% 10/24/36	280,000	287,769
Rio Tinto Finance USA Ltd. 5.875% 7/15/13	330,000	356,082
Rio Tinto Finance USA Ltd. 9.000% 5/01/19	255,000	322,725
Teck Resources Ltd. 9.750% 5/15/14	50,000	57,688
Teck Resources Ltd. 10.250% 5/15/16	75,000	87,375
Teck Resources Ltd. 10.750% 5/15/19	50,000	59,750
Vale Overseas Ltd. 6.250% 1/23/17	305,000	318,150
Vale Overseas Ltd. 6.875% 11/21/36	280,000	279,765
Vale Overseas Ltd. 6.875% 11/10/39	165,000	166,109
		1,935,413
Office Equipment/Supplies – 0.1%
Xerox Corp. 4.250% 2/15/15	150,000	148,954
Xerox Corp. 5.500% 5/15/12	225,000	237,785
Xerox Corp. 5.625% 12/15/19	200,000	199,721
Xerox Corp. 8.250% 5/15/14	50,000	57,356
		643,816
Office Furnishings – 0.1%
Steelcase, Inc. 6.500% 8/15/11	455,000	465,286
Oil & Gas – 0.5%
Morgan Stanley (Gazprom) (b) 9.625% 3/01/13	290,000	321,175
Noble Holding International Ltd. 7.375% 3/15/14	450,000	510,026
Pemex Project Funding Master Trust 6.625% 6/15/38	282,000	262,410
Pioneer Natural Resources Co. 5.875% 7/15/16	240,000	229,751
The Premcor Refining Group, Inc. 6.750% 5/01/14	230,000	234,687
Shell International Finance 5.625% 6/27/11	50,000	53,258
Talisman Energy, Inc. 7.750% 6/01/19	205,000	240,754
Tesoro Corp. 6.500% 6/01/17	215,000	199,950
Transocean, Inc. 1.500% 12/15/37	250,000	241,250
XTO Energy, Inc. 4.900% 2/01/14	850,000	913,442
		3,206,703
Oil & Gas Services – 0.1%
Hornbeck Offshore Services, Inc. STEP 1.625% 11/15/26	300,000	261,750
Hornbeck Offshore Services, Inc. Series B 6.125% 12/01/14	175,000	163,406
		425,156
Packaging & Containers – 0.2%
Ball Corp. 7.125% 9/01/16	240,000	246,000
Packaging Corporation of America 5.750% 8/01/13	185,000	198,265
Pactiv Corp. 5.875% 7/15/12	230,000	243,424
Pactiv Corp. 6.400% 1/15/18	200,000	210,309
Sealed Air Corp. (b) 5.625% 7/15/13	160,000	169,178
Sealed Air Corp. (b) 6.875% 7/15/33	145,000	136,417
		1,203,593
Pharmaceuticals – 0.1%
Abbott Laboratories (c) 5.600% 11/30/17	125,000	135,751

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Express Scripts, Inc. 6.250% 6/15/14	$650,000	$709,234
		844,985
Pipelines – 1.2%
Boardwalk Pipelines LLC 5.500% 2/01/17	175,000	173,902
Colonial Pipeline Co. (b) 7.630% 4/15/32	750,000	894,772
Consolidated Natural Gas Co. Series C 6.250% 11/01/11	200,000	215,304
DCP Midstream LLC (b) 9.750% 3/15/19	270,000	332,223
Enbridge, Inc. (c) 5.800% 6/15/14	775,000	839,659
Enogex LLC (b) 6.875% 7/15/14	590,000	627,113
Enterprise Products Operating LP 7.500% 2/01/11	175,000	185,425
Gulf South Pipeline Co. LP (b) 5.050% 2/01/15	150,000	155,299
Kern River Funding Corp. (b) 4.893% 4/30/18	505,781	508,763
Kinder Morgan Energy Partners LP 6.000% 2/01/17	130,000	136,489
Kinder Morgan Energy Partners LP 6.500% 2/01/37	120,000	120,910
Kinder Morgan Energy Partners LP 6.950% 1/15/38	440,000	468,936
Pacific Energy Partners LP/PAA Finance Corp. 6.250% 9/15/15	100,000	102,882
Plains All American Pipeline Co./PAA Finance Corp. 5.625% 12/15/13	520,000	548,933
Rockies Express Pipeline LLC (b) 6.250% 7/15/13	350,000	382,405
Rockies Express Pipeline LLC (b) 6.850% 7/15/18	225,000	248,669
Southern Natural Gas Co. (b) 5.900% 4/01/17	250,000	256,734
Texas Eastern Transmission LP (b) 6.000% 9/15/17	175,000	184,174
TransCanada PipeLines Ltd. 6.200% 10/15/37	125,000	132,006
Transcontinental Gas Pipe Line Co. LLC 8.875% 7/15/12	350,000	401,158
		6,915,756
Real Estate – 0.0%
Brookfield Asset Management, Inc. 7.125% 6/15/12	125,000	131,220
Real Estate Investment Trusts (REITS) – 0.0%
Senior Housing Properties Trust 8.625% 1/15/12	100,000	103,500
Retail – 0.2%
CVS Caremark Corp. 6.125% 9/15/39	325,000	322,107
CVS Pass-Through Trust (b) 7.507% 1/10/32	375,000	392,809
J.C. Penney Corp., Inc. 7.950% 4/01/17	115,000	125,637
Lowe's Cos., Inc. 5.600% 9/15/12	250,000	274,767
McDonald's Corp. 6.300% 10/15/37	100,000	108,453
Nordstrom, Inc. 6.750% 6/01/14	95,000	106,096
		1,329,869
Savings & Loans – 0.1%
Glencore Funding LLC (b) 6.000% 4/15/14	500,000	511,538
Washington Mutual Bank (d) 5.650% 8/15/14	775,000	3,875
		515,413
Software – 0.1%
CA, Inc. 5.375% 12/01/19	360,000	362,020
Oracle Corp. 6.125% 7/08/39	400,000	420,014
		782,034
Telecommunications – 0.9%
AT&T, Inc. (c) 6.500% 9/01/37	300,000	310,950
British Telecom PLC STEP 9.625% 12/15/30	55,000	70,082
Cellco Partnership/Verizon Wireless Capital LLC 7.375% 11/15/13	450,000	516,900
CenturyTel, Inc. 6.150% 9/15/19	140,000	143,132
CenturyTel, Inc. 7.600% 9/15/39	205,000	210,092
Cisco Systems, Inc. 5.500% 1/15/40	300,000	286,863
Deutsche Telekom International Finance BV STEP 8.750% 6/15/30	235,000	302,236
Embarq Corp. 7.082% 6/01/16	110,000	121,504
Nokia Corp. 5.375% 5/15/19	200,000	204,188
Qwest Corp. 7.875% 9/01/11	750,000	785,625
Qwest Corp. 8.875% 3/15/12	600,000	645,000
Rogers Communications, Inc. 6.375% 3/01/14	350,000	387,518
Rogers Communications, Inc. 6.800% 8/15/18	20,000	22,398
Telecom Italia Capital 6.000% 9/30/34	45,000	42,556
Telecom Italia Capital 6.175% 6/18/14	340,000	368,524
Verizon Global Funding Corp. 7.750% 12/01/30	525,000	616,758
Windstream Corp. (b) 7.875% 11/01/17	285,000	281,437
		5,315,763
Textiles – 0.1%
Mohawk Industries, Inc. Series D 7.200% 4/15/12	400,000	420,000
Transportation – 0.1%
Burlington Northern Santa Fe Corp. 6.750% 3/15/29	190,000	200,074

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Canadian National Railway Co. 5.850% 11/15/17	$140,000	$151,970
Canadian National Railway Co. 6.375% 11/15/37	190,000	211,471
CSX Corp. 7.250% 5/01/27	50,000	55,351
		618,866
Trucking & Leasing – 0.1%
GATX Corp. 8.750% 5/15/14	480,000	539,768
TOTAL CORPORATE DEBT (Cost $85,447,532)		88,548,161
MUNICIPAL OBLIGATIONS – 0.2%
Municipal – 0.2%
North Texas Tollway Authority 6.718% 1/01/49	620,000	644,013
State of California 5.950% 4/01/16	175,000	177,350
State of California 7.550% 4/01/39	230,000	222,886
		1,044,249
TOTAL MUNICIPAL OBLIGATIONS (Cost $1,029,050)		1,044,249
NON-U.S. GOVERNMENT AGENCY OBLIGATIONS – 2.7%
Automobile ABS – 0.1%
Merrill Auto Trust Securitization, Series 2007-1, Class A3 FRN 0.283% 3/15/11	106,700	106,656
Volkswagen Auto Lease Trust, Series 2009-A, Class A2 2.870% 7/15/11	342,290	345,018
		451,674
Commercial MBS – 1.5%
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class A4 VRN (c) 5.744% 2/10/51	775,000	670,513
Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A2 (c) 5.205% 2/11/44	900,000	902,904
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A2 5.330% 1/12/45	600,000	603,744
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A4 5.694% 6/11/50	350,000	303,841
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A2A 5.237% 12/11/49	775,000	779,901
Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class A4 VRN 5.816% 12/10/49	575,000	500,015
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-C1, Class A4 4.750% 1/15/37	450,000	445,518
Credit Suisse Mortgage Pass Through Certificates, Series 2008-C1, Class AJ VRN (b) 6.216% 2/15/41	785,000	341,498
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2004-C2, Class A3 VRN 5.236% 5/15/41	750,000	726,867
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17, Class A4 5.429% 12/12/43	500,000	465,924
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-4, Class A3 5.172% 12/12/49	500,000	413,304
Morgan Stanley Capital I, Series 2007-IQ14, Class A2 (c) 5.610% 4/15/49	1,025,000	1,034,608
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4 5.509% 4/15/47	750,000	606,882
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A2 VRN (c) 5.857% 2/15/51	1,200,000	1,218,993
		9,014,512
Student Loans ABS – 0.7%
Ares High Yield CSO PLC (Acquired 2/15/07, Cost $437,525), Series 2005-2A, Class 2B1 FRN (b) (e) 1.254% 9/20/10	430,000	428,925
Chase Education Loan Trust, Series 2007-A, Class A1 FRN 0.261% 3/28/17	537,359	532,308
Newport Waves CDO (Acquired 3/30/07, Cost $948,898), Series 2007-1A, Class A3LS FRN (b) (e) 0.853% 6/20/14	950,000	396,981
Salt Creek High Yield CSO Ltd. (Acquired 1/23/07, Cost $245,306), Series 2005-1A, Class B2 FRN (b) (e) 2.853% 9/20/10	245,000	232,110
Salt Creek High Yield CSO Ltd. (Acquired 1/23/07, Cost $303,375), Series 2005-1A, Class A7 FRN (b) (e) 2.253% 9/20/10	300,000	294,142

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SLM Student Loan Trust, Series 2007-2, Class A1 FRN (c) 0.262% 4/25/14	$298,922	$298,669
SLM Student Loan Trust, Series 2004-10, Class A4A FRN (b) 0.682% 7/27/20	525,000	523,688
SLM Student Loan Trust, Series 2006-7, Class A6B FRN 1.000% 1/27/42	500,000	470,000
SLM Student Loan Trust, Series 2003-10A, Class A1G FRN (b) 1.745% 12/15/16	300,000	299,442
SLM Student Loan Trust, Series 2003-5, Class A6 FRN 1.900% 6/17/30	225,000	189,959
SLM Student Loan Trust, Series 2003-2, Class A7 FRN 2.050% 9/15/28	350,000	323,750
SLM Student Loan Trust, Series 2003-2, Class A9 FRN 4.380% 9/15/28	200,000	186,000
		4,175,974
WL Collateral CMO – 0.4%
Banc of America Funding Corp., Series 2006-G, Class 2A2 FRN 0.313% 7/20/36	237,647	201,875
Countrywide Home Loans, Inc., Series 2003-42, Class 1A1 FRN 3.762% 9/25/33	31,983	24,135
Countrywide Home Loans, Inc., Series 2004-23, Class 1A1 FRN 4.539% 2/25/34	50,018	38,082
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1 VRN 3.749% 8/25/34	68,080	58,974
Harborview Mortgage Loan Trust, Series 2006-12, Class 2A2A FRN 0.423% 1/19/38	567,896	307,850
Impac Secured Assets CMN Owner Trust, Series 2007-2, Class 1A1A FRN 0.341% 5/25/37	603,059	307,268
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A VRN 3.711% 8/25/34	132,434	91,736
Merrill Lynch Mortgage Investors, Inc., Series 2005-A8, Class A3A2 FRN 0.481% 8/25/36	199,122	120,030
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IA VRN 3.666% 2/25/34	19,302	16,708
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class IA VRN 3.776% 7/25/33	10,142	9,059
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A FRN 3.403% 2/25/34	1,134	891
Morgan Stanley Reremic Trust 3.000% 7/17/56	454,691	448,371
Residential Accredit Loans, Inc., Series 2006-QO6, Class A1 FRN (c) 0.411% 6/25/46	1,079,960	349,045
Residential Accredit Loans, Inc., Series 2006-QO4, Class 2A1 FRN 0.421% 4/25/46	677,845	330,907
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A VRN 3.670% 3/25/34	85,408	71,102
Washington Mutual MSC Mortgage, Series 2004-RA4, Class 2A 6.500% 8/25/34	129,203	106,098
Washington Mutual, Inc., Series 2004-AR2, Class A FRN 1.940% 4/25/44	236,115	125,547
		2,607,678
WL Collateral PAC – 0.0%
Structured Asset Securities Corp., Series 2002-11A, Class 2A1 FRN 2.926% 6/25/32	75,287	61,251
TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $19,349,475)		16,311,089
SOVEREIGN DEBT OBLIGATIONS – 0.1%
Poland Government International Bond 6.375% 7/15/19	230,000	250,125
Republic of Brazil 5.625% 1/07/41	170,000	159,375
		409,500
TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $395,259)		409,500
U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES – 11.9%
Collateralized Mortgage Obligations – 0.1%
U.S. Department of Veteran Affairs, Series 1992-1, Class 2Z 7.750% 5/15/22	377,223	421,604
Pass-Through Securities – 11.8%
Federal Home Loan Mortgage Corp.
Pool #G11723 5.500% 7/01/20	2,708,521	2,887,961
Pool #G18090 5.500% 12/01/20	148,217	157,852
Pool #J00746 5.500% 12/01/20	1,705,069	1,816,431
Pool #G18101 5.500% 2/01/21	1,223,167	1,302,673

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #J01117 5.500% 2/01/21	$78,312	$83,476
Pool #J01254 5.500% 2/01/21	768,319	818,980
Pool #E85346 6.000% 9/01/16	77,590	83,335
Pool #E85389 6.000% 9/01/16	39,630	42,590
Pool #E85542 6.000% 10/01/16	63,524	68,113
Pool #G11431 6.000% 2/01/18	71,445	76,824
Pool #E85089 6.500% 8/01/16	184,615	199,135
Pool #E85301 6.500% 9/01/16	55,059	59,469
Pool #C55867 7.500% 2/01/30	222,470	244,926
Pool #C01079 7.500% 10/01/30	36,386	40,041
Pool #C01135 7.500% 2/01/31	130,944	144,085
Pool #C00470 8.000% 8/01/26	62,539	69,451
Pool #G00924 8.000% 3/01/28	78,214	86,826
Pool #554904 9.000% 3/01/17	1,620	1,798
Federal National Mortgage Association
Pool #725692 3.917% 10/01/33	319,007	328,239
Pool #888586 3.981% 10/01/34	609,125	628,836
Pool #255807 5.500% 8/01/20	3,146,802	3,356,753
Pool #813926 5.500% 11/01/20	402,721	429,653
Pool #555880 5.500% 11/01/33	472,006	496,344
Pool #785171 5.500% 7/01/34	243,069	255,602
Pool #825454 5.500% 6/01/35	1,471,640	1,554,190
Pool #832972 5.500% 9/01/35	1,245,234	1,315,084
Pool #884218 5.500% 5/01/36	2,693,084	2,827,738
Pool #522294 5.625% 7/15/37	2,075,000	2,171,453
Pool #586036 6.000% 5/01/16	5,203	5,566
Pool #587994 6.000% 6/01/16	83,037	88,971
Pool #564594 7.000% 1/01/31	32,504	35,906
Pool #572844 7.000% 4/01/31	144,002	159,071
Pool #253795 7.000% 5/01/31	290,811	321,244
Pool #499386 7.500% 9/01/29	6,310	6,949
Pool #510375 7.500% 9/01/29	2,933	3,232
Pool #511380 7.500% 9/01/29	3,452	3,807
Pool #515935 7.500% 9/01/29	11,300	12,421
Pool #504345 7.500% 11/01/29	4,796	5,286
Pool #521006 7.500% 12/01/29	2,041	2,250
Pool #522769 7.500% 12/01/29	368	405
Pool #252981 7.500% 1/01/30	32,743	35,989
Pool #524874 7.500% 2/01/30	1,436	1,565
Pool #531196 7.500% 2/01/30	2,148	2,362
Pool #524317 7.500% 3/01/30	8,614	9,464
Pool #530299 7.500% 3/01/30	3,343	3,675
Pool #530520 7.500% 3/01/30	23,293	25,540
Pool #253183 7.500% 4/01/30	12,162	13,370
Pool #531574 7.500% 4/01/30	21,946	24,139
Pool #537797 7.500% 4/01/30	8,619	9,478
Pool #253265 7.500% 5/01/30	17,598	19,343
Pool #529690 8.000% 2/01/30	7,924	8,801
Pool #536999 8.000% 3/01/30	870	967
Pool #502394 8.000% 4/01/30	826	915
Pool #526380 8.000% 5/01/30	10,387	11,551
Pool #536949 8.000% 5/01/30	4,617	5,132
Pool #539760 8.000% 5/01/30	12,973	14,431
Pool #535351 8.000% 6/01/30	11,171	12,418
Pool #543122 8.000% 6/01/30	4,175	4,644
Pool #253481 8.000% 10/01/30	10,801	12,012
Pool #569911 8.000% 3/01/31	7,392	8,206
Pool #190317 8.000% 8/01/31	4,184	4,652
Pool #596656 8.000% 8/01/31	2,464	2,725
Pool #602008 8.000% 8/01/31	13,767	15,306
Government National Mortgage Association
Pool #343751 7.000% 4/15/23	1,086	1,182
Pool #349496 7.000% 5/15/23	7,595	8,262
Pool #359587 7.000% 6/15/23	1,420	1,543
Pool #337539 7.000% 7/15/23	2,463	2,679
Pool #363066 7.000% 8/15/23	38,622	42,014
Pool #354674 7.000% 10/15/23	26,468	28,791
Pool #362651 7.000% 10/15/23	44,666	48,606
Pool #368814 7.000% 10/15/23	19,871	21,634
Pool #352021 7.000% 11/15/23	18,075	19,675
Pool #371967 7.000% 11/15/23	2,033	2,213
Pool #591581 7.000% 8/15/32	17,327	18,926
Pool #307818 7.250% 6/20/21	97,998	106,704
Pool #326248 7.250% 3/20/22	33,028	36,090
Pool #326261 7.250% 4/20/22	51,949	56,719
Pool #326278 7.250% 5/20/22	110,100	120,360
Pool #203811 7.500% 4/15/17	1,179	1,244
Pool #205884 7.500% 5/15/17	44,714	48,504
Pool #213760 7.500% 6/15/17	21,964	23,814
Pool #198100 7.500% 9/15/17	28,104	30,500
Government National Mortgage Association TBA
Pool #4777 4.500% 2/01/39 (f)	10,509,000	10,518,852
Pool #10873 5.000% 3/01/38 (f)	36,095,000	37,129,912
New Valley Generation IV 4.687% 1/15/22	307,818	294,602
		71,002,477
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $69,310,498)		71,424,081

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
U.S. TREASURY OBLIGATIONS – 3.7%
U.S. Treasury Bonds & Notes – 3.7%
U.S. Treasury Bond (c) 4.375% 2/15/38	$2,355,000	$2,262,272
U.S. Treasury Note (g) 2.500% 3/31/13	3,130,000	3,201,647
U.S. Treasury Note (c) 3.500% 2/15/18	4,150,000	4,116,767
U.S. Treasury Note (c) 4.250% 8/15/15	7,510,000	8,040,394
U.S. Treasury Note (c) 4.875% 5/31/11	3,670,000	3,877,943
U.S. Treasury Principal Strip (c) 0.000% 2/15/28	1,540,000	635,107
		22,134,130
TOTAL U.S. TREASURY OBLIGATIONS (Cost $22,336,720)		22,134,130
TOTAL BONDS & NOTES (Cost $197,868,534)		199,871,210
	Number of Shares
MUTUAL FUNDS – 0.5%
Diversified Financial – 0.5%
SPDR Gold Trust (a)	28,000	3,004,680
TOTAL MUTUAL FUNDS (Cost $2,981,639)		3,004,680
TOTAL LONG-TERM INVESTMENTS (Cost $465,749,903)		579,916,935
	Principal Amount
SHORT-TERM INVESTMENTS – 10.4%
Commercial Paper – 10.4% (h)
AGL Capital Corp. (b) 0.350% 1/08/10	$2,875,000	2,874,804
AGL Capital Corp. (b) 0.350% 1/21/10	2,000,000	1,999,611
Autozone, Inc. (b) 0.200% 1/06/10	595,000	594,983
Autozone, Inc. (b) 0.280% 1/06/10	4,120,000	4,119,840
Autozone, Inc. (b) 0.370% 1/11/10	1,000,000	999,897
Block Financial Corp. (b) 0.450% 2/11/10	4,070,000	4,067,914
Block Financial LLC (b) 0.350% 1/19/10	420,000	419,927
BMW US Capital LLC (b) 0.300% 1/06/10	5,000,000	4,999,792
Devon Energy Corp. (b) 0.180% 1/04/10	4,300,000	4,299,936
Dominion Resources (b) 0.290% 1/12/10	1,500,000	1,499,867
Duke Energy Corp. (b) 0.300% 1/14/10	3,930,000	3,929,574
Eaton Corp. (b) 0.270% 2/01/10	2,095,000	2,094,513
Elsevier Financial SA (b) 0.320% 1/05/10	3,565,000	3,564,873
Equifax, Inc. (b) 0.300% 1/20/10	4,925,000	4,924,220
H.J. Heinz Finance Co. (b) 0.350% 2/10/10	1,435,000	1,434,442
Heinz H.J. Financial Co. (b) 0.350% 2/03/10	3,600,000	3,598,845
Pacific Gas & Electric Co. 0.220% 1/07/10	1,100,000	1,099,960
Progress Energy, Inc. (b) 0.450% 1/20/10	4,000,000	3,999,050
Southern Power Co. (b) 0.300% 1/21/10	595,000	594,901
Transocean Ltd. (b) (c) 31.000% 1/07/10	5,000,000	4,999,742
Volkswagen Of America 0.320% 1/22/10	1,155,000	1,154,784
Vulcan Materials Co. (b) 0.240% 1/04/10	2,000,000	1,999,960
Vulcan Materials Co. (b) 0.300% 1/28/10	3,000,000	2,999,325
XTO Energy, Inc. 0.270% 1/05/10	300,000	299,991
		62,570,751
Time Deposits – 0.0%
Euro Time Deposit 0.010% 1/04/10	231,260	231,260
TOTAL SHORT-TERM INVESTMENTS (Cost $62,802,011)		62,802,011
TOTAL INVESTMENTS – 107.3% (Cost $528,551,914) (i)		642,718,946
Other Assets/ (Liabilities) – (7.3)%		(43,826,976)
NET ASSETS – 100.0%		$598,891,970

Notes to Portfolio of Investments
ABS	Asset Backed Security
ADR	American Depositary Receipt
CDO	Collateralized Debt Obligation
CMO	Collateralized Mortgage Obligation
CSO	Collateralized Synthetic Obligation
FRN	Floating Rate Note
MBS	Mortgage Backed Security
PAC	Planned Amortization Class
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan
(a)	Non-income producing security.
(b)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2009, these securities amounted to a value of $75,352,159 or 12.58% of net assets.
(c)	All or a portion of this security is segregated to cover when-issued, delayed-delivery or forward commitments. (Note 2).
(d)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued. At December 31, 2009, these securities amounted to a value of $3,875 or 0.00% of net assets.
(e)	Restricted security. (Note 2).
(f)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(g)	A portion of this security is held as collateral for open financial futures contracts. (Note 2).
(h)	All or a portion of Commercial Paper Short-Term Investments is segregated to cover when-issued, delayed-delivery or forward commitments. (Note 2).
(i)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Equity Fund – Portfolio of Investments

December 31, 2009

	Number of Shares	Value
EQUITIES – 97.7%
COMMON STOCK – 96.3%
Aerospace & Defense – 1.2%
Lockheed Martin Corp.	90,820	$6,843,287
Northrop Grumman Corp.	45,600	2,546,760
Raytheon Co.	12,200	628,544
		10,018,591
Agriculture – 0.8%
Altria Group, Inc.	86,400	1,696,032
Archer-Daniels-Midland Co.	73,300	2,295,023
Bunge Ltd.	35,400	2,259,582
Reynolds American, Inc.	8,100	429,057
		6,679,694
Auto Manufacturers – 2.7%
Ford Motor Co. (a)	256,500	2,565,000
Navistar International Corp. (a)	531,447	20,540,427
		23,105,427
Automotive & Parts – 0.1%
TRW Automotive Holdings Corp. (a)	34,600	826,248
Banks – 4.6%
Bank of America Corp.	1,010,450	15,217,377
BB&T Corp.	74,900	1,900,213
Comerica, Inc.	108,700	3,214,259
Deutsche Bank AG	31,300	2,219,483
U.S. Bancorp	129,500	2,915,045
Wells Fargo & Co.	527,010	14,224,000
		39,690,377
Beverages – 1.3%
Coca-Cola Enterprises, Inc.	60,500	1,282,600
Constellation Brands, Inc. Class A (a)	69,700	1,110,321
Molson Coors Brewing Co. Class B	190,950	8,623,302
		11,016,223
Building Materials – 0.1%
Masco Corp.	48,100	664,261
Chemicals – 3.5%
Celanese Corp. Series A	392,150	12,588,015
EI du Pont de Nemours & Co.	110,000	3,703,700
Potash Corporation of Saskatchewan, Inc.	125,320	13,597,220
		29,888,935
Coal – 1.6%
CONSOL Energy, Inc.	274,940	13,692,012
Commercial Services – 0.3%
AerCap Holdings NV (a)	176,796	1,601,772
Hertz Global Holdings, Inc. (a)	82,900	988,168
		2,589,940
Computers – 2.4%
Dell, Inc. (a)	1,261,050	18,108,678
International Business Machines Corp.	8,300	1,086,470
Western Digital Corp. (a)	30,300	1,337,745
		20,532,893
Cosmetics & Personal Care – 0.3%
Procter & Gamble Co.	45,300	2,746,539
Diversified Financial – 9.2%
Ameriprise Financial, Inc.	56,000	2,173,920
Citigroup, Inc.	432,000	1,429,920
The Goldman Sachs Group, Inc.	105,907	17,881,338
JP Morgan Chase & Co.	868,484	36,189,728
Morgan Stanley	727,680	21,539,328
		79,214,234
Electric – 3.6%
American Electric Power Co., Inc.	11,000	382,690
CMS Energy Corp.	30,800	482,328
Edison International	371,140	12,908,249
Exelon Corp.	192,629	9,413,779
PG&E Corp.	152,380	6,803,767
RRI Energy, Inc. (a)	133,800	765,336
		30,756,149
Electrical Components & Equipment – 1.4%
General Cable Corp. (a)	415,130	12,213,125
Electronics – 0.7%
AU Optronics Corp. Sponsored ADR (Taiwan)	128,647	1,542,478
Garmin Ltd.	36,600	1,123,620
Tyco Electronics Ltd.	145,200	3,564,660
Vishay Intertechnology, Inc. (a)	4,600	38,410
		6,269,168
Foods – 2.3%
Dean Foods Co. (a)	60,000	1,082,400
Kraft Foods, Inc. Class A	69,700	1,894,446
The Kroger Co.	593,470	12,183,939
Sara Lee Corp.	142,900	1,740,522
Smithfield Foods, Inc. (a)	40,800	619,752
SUPERVALU, Inc.	92,800	1,179,488
Tyson Foods, Inc. Class A	91,400	1,121,478
		19,822,025
Gas – 0.2%
NiSource, Inc.	101,600	1,562,608
Health Care — Products – 1.6%
Covidien PLC	290,811	13,926,939
Health Care — Services – 2.2%
Aetna, Inc.	574,380	18,207,846
UnitedHealth Group, Inc.	29,800	908,304
		19,116,150
Home Builders – 0.4%
D.R. Horton, Inc.	67,200	730,464
NVR, Inc. (a)	2,300	1,634,633
Pulte Homes, Inc. (a)	104,500	1,045,000
		3,410,097
Household Products – 0.1%
Kimberly-Clark Corp.	11,800	751,778
Insurance – 6.4%
ACE Ltd. (a)	190,150	9,583,560
Allstate Corp.	244,750	7,352,290
Assurant, Inc.	311,039	9,169,430
Everest Re Group Ltd.	107,216	9,186,267
Metlife, Inc.	380,410	13,447,493
PartnerRe Ltd.	10,300	768,998
The Travelers Cos., Inc.	46,500	2,318,490
Unum Group	57,400	1,120,448
XL Capital Ltd. Class A	104,600	1,917,318
		54,864,294
Internet – 0.3%
AOL, Inc. (a)	12,272	285,692
Symantec Corp. (a)	136,200	2,436,618
		2,722,310

The accompanying notes are an integral part of the financial statements.

MML Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Iron & Steel – 0.3%
AK Steel Holding Corp.	56,900	$1,214,815
Steel Dynamics, Inc.	66,600	1,180,152
		2,394,967
Machinery — Construction & Mining – 0.4%
Caterpillar, Inc.	22,900	1,305,071
Ingersoll-Rand PLC	67,400	2,408,876
		3,713,947
Manufacturing – 3.7%
Cooper Industries PLC Class A	18,700	797,368
General Electric Co.	439,300	6,646,609
SPX Corp.	10,100	552,470
Textron, Inc.	38,300	720,423
Tyco International Ltd. (a)	651,816	23,256,795
		31,973,665
Media – 7.5%
CBS Corp. Class B	156,200	2,194,610
Comcast Corp. Class A	178,400	3,007,824
News Corp. Class A	1,393,085	19,071,334
Time Warner Cable, Inc.	516,548	21,379,922
Time Warner, Inc.	135,000	3,933,900
Viacom, Inc. Class B (a)	517,720	15,391,815
		64,979,405
Mining – 0.7%
Xstrata PLC ADR (United Kingdom)	1,761,300	6,428,745
Oil & Gas – 14.4%
Apache Corp.	202,086	20,849,212
Chevron Corp.	469,723	36,163,974
Cimarex Energy Co.	39,000	2,065,830
ConocoPhillips	129,900	6,633,993
Devon Energy Corp.	54,200	3,983,700
ENSCO International PLC Sponsored ADR (United Kingdom)	32,800	1,310,032
EOG Resources, Inc.	38,340	3,730,482
Exxon Mobil Corp.	312,046	21,278,417
Forest Oil Corp. (a)	52,500	1,168,125
Marathon Oil Corp.	560,910	17,511,610
Nexen, Inc.	81,100	1,940,723
Occidental Petroleum Corp.	34,400	2,798,440
Total SA Sponsored ADR (France)	29,400	1,882,776
Valero Energy Corp.	142,300	2,383,525
		123,700,839
Packaging & Containers – 0.2%
Sonoco Products Co.	48,000	1,404,000
Pharmaceuticals – 6.9%
Biovail Corp.	461,350	6,440,446
Merck & Co., Inc.	760,332	27,782,531
Pfizer, Inc.	1,373,299	24,980,309
		59,203,286
Retail – 4.0%
Bed Bath & Beyond, Inc. (a)	183,228	7,078,098
Brinker International, Inc.	232,400	3,467,408
Dollar General Corp. (a)	16,190	363,142
Foot Locker, Inc.	27,700	308,578
The Home Depot, Inc.	86,800	2,511,124
J.C. Penney Co., Inc.	7,800	207,558
Jones Apparel Group, Inc.	83,700	1,344,222
Limited Brands, Inc.	69,100	1,329,484
Lowe's Cos., Inc.	120,200	2,811,478
Macy's, Inc.	81,100	1,359,236
Office Depot, Inc. (a)	198,600	1,280,970
Walgreen Co.	346,006	12,705,340
		34,766,638
Software – 1.7%
Microsoft Corp.	25,900	789,691
Oracle Corp.	571,460	14,023,628
		14,813,319
Telecommunications – 8.0%
AT&T, Inc.	1,100,963	30,859,993
Corning, Inc.	118,000	2,278,580
Motorola, Inc. (a)	2,738,070	21,247,423
Nokia Oyj Sponsored ADR (Finland)	136,600	1,755,310
Qualcomm, Inc.	63,080	2,918,081
Sprint Nextel Corp. (a)	1,366,390	5,000,987
Verizon Communications, Inc.	87,400	2,895,562
Vodafone Group PLC Sponsored ADR (United Kingdom)	82,800	1,911,852
		68,867,788
Textiles – 0.4%
Mohawk Industries, Inc. (a)	75,200	3,579,520
Trucking & Leasing – 0.8%
Aircastle Ltd.	589,238	5,803,994
Genesis Lease Ltd. Sponsored ADR (Ireland)	178,800	1,596,684
		7,400,678
TOTAL COMMON STOCK (Cost $717,455,307)		829,306,814
CONVERTIBLE PREFERRED STOCK – 1.4%
Banks – 1.4%
Bank of America Corp.	810,100	12,086,692
TOTAL CONVERTIBLE PREFERRED STOCK (Cost $12,151,500)		12,086,692
TOTAL EQUITIES (Cost $729,606,807)		841,393,506
TOTAL LONG-TERM INVESTMENTS (Cost $729,606,807)		841,393,506
	Principal Amount
SHORT-TERM INVESTMENTS – 2.6%
Repurchase Agreement – 2.6%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/09, 0.005%, due 1/04/10 (b)	$22,561,302	22,561,302
TOTAL SHORT-TERM INVESTMENTS (Cost $22,561,302)		22,561,302
TOTAL INVESTMENTS – 100.3% (Cost $752,168,109) (c)		863,954,808
Other Assets/ (Liabilities) – (0.3)%		(2,884,078)
NET ASSETS – 100.0%		$861,070,730

Notes to Portfolio of Investments
ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $22,561,315. Collateralized by U.S. Government Agency obligations with rates ranging from 3.750% - 4.000%, maturity dates ranging from 12/15/23 - 12/25/24, and an aggregate market value, including accrued interest, of $23,019,679.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

THIS PAGE INTENTIONALLY LEFT BLANK

MML Series Investment Fund II – Financial Statements

Statements of Assets and Liabilities
December 31, 2009

	MML Money Market Fund	MML Managed Bond Fund	MML Blend Fund	MML Equity Fund
Assets:
Investments, at value (Note 2) (a)	$-	$915,209,828	$579,916,935	$841,393,506
Short-term investments, at value (Note 2) (b)	172,700,776	80,697,561	62,802,011	22,561,302
Total investments	172,700,776	995,907,389	642,718,946	863,954,808
Receivables from:
Investments sold	-	-	3,997,969	538,476
Investment adviser (Note 3)	46,921	-	-	-
Fund shares sold	2,160,943	6,389,323	82,623	65,280
Interest and dividends	58,342	8,406,454	2,464,159	904,086
Foreign taxes withheld	-	-	-	2,896
Open swap agreements, at value (Note 2)	-	1,422,032	397,190	-
Total assets	174,966,982	1,012,125,198	649,660,887	865,465,546
Liabilities:
Payables for:
Investments purchased	-	28,881,699	1,407,320	3,657,667
Fund shares repurchased	2,381,192	79,721	113,467	208,663
Variation margin on open futures contracts (Note 2)	-	-	15,320	-
Investments purchased on a when-issued basis (Note 2)	-	-	48,218,507	-
Open swap agreements, at value (Note 2)	-	53,902	25,460	-
Trustees' fees and expenses (Note 3)	23,399	61,725	115,823	144,715
Collateral held for open swaps contracts (Note 2)	-	1,650,000	570,000	-
Affiliates (Note 3):
Investment management fees	70,462	328,746	216,739	294,394
Service fees	-	17,111	3,255	3,500
Due to custodian	-	20,327	10,441	-
Accrued expense and other liabilities	44,499	25,287	72,585	85,877
Total liabilities	2,519,552	31,118,518	50,768,917	4,394,816
Net assets	$172,447,430	$981,006,680	$598,891,970	$861,070,730
Net assets consist of:
Paid-in capital	$172,410,693	$964,790,329	$665,416,148	$1,052,427,925
Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income)	37,355	105,970	21,247	15,039,311
Accumulated net realized gain (loss) on investments and foreign currency transactions	(618)	1,831,811	(180,560,873)	(318,183,248)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	-	14,278,570	114,015,448	111,786,742
Net assets	$172,447,430	$981,006,680	$598,891,970	$861,070,730

(a) Cost of investments:	$-	$900,750,255	$465,749,903	$729,606,807
(b) Cost of short-term investments:	$172,700,776	$80,697,561	$62,802,011	$22,561,302

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Assets and Liabilities
December 31, 2009

	MML Money Market Fund	MML Managed Bond Fund	MML Blend Fund	MML Equity Fund
Initial Class shares:
Net assets	$172,447,430	$950,073,735	$593,358,153	$855,091,870
Shares outstanding (a)	172,558,074	76,064,950	38,260,799	49,128,576
Net asset value, offering price and redemption price per share	$1.00	$12.49	$15.51	$17.41
Service Class shares:
Net assets	$-	$30,932,945	$5,533,817	$5,978,860
Shares outstanding (a)	-	2,478,887	357,152	344,640
Net asset value, offering price and redemption price per share	$-	$12.48	$15.49	$17.35

(a)				Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Operations
For the Year Ended December 31, 2009

		MML Money Market Fund	MML Managed Bond Fund		MML Blend Fund	MML Equity Fund
Investment income (Note 2):
	Dividends (a)	$-	$15,440		$8,209,209	$18,748,530
	Interest	913,634	33,908,528		9,549,017	6,791
	Total investment income	913,634	33,923,968		17,758,226	18,755,321
Expenses (Note 3):
	Investment management fees	1,034,478	3,002,703		2,395,063	3,149,833
	Custody fees	24,985	-	*	76,972	82,637
	Audit fees	29,979	30,573		29,781	30,374
	Legal fees	10,998	-	*	12,853	21,787
	Proxy fees	520	-	*	920	1,085
	Shareholder reporting fees	30,418	-	*	75,557	102,215
	Trustees' fees	39,679	64,936		121,360	164,725
		1,171,057	3,098,212		2,712,506	3,552,656
	Service fees:
	Service Class	-	46,282		8,997	9,899
	Total expenses	1,171,057	3,144,494		2,721,503	3,562,555
	Expenses waived (Note 3):
	Initial Class fees waived by advisor	(364,944)	-		-	-
	Net expenses	806,113	3,144,494		2,721,503	3,562,555
	Net investment income (loss)	107,521	30,779,474		15,036,723	15,192,766
Realized and unrealized gain (loss):
	Net realized gain (loss) on:
	Investment transactions	17,404	6,193,747		(19,410,386)	(91,905,313)
	Futures contracts	-	(314,494)		3,807,722	-
	Written options	-	-		-	547,943
	Swap agreements	-	157,990		32,200	-
	Foreign currency transactions	-	-		-	(26,971)
	Net realized gain (loss)	17,404	6,037,243		(15,570,464)	(91,384,341)
	Net change in unrealized appreciation (depreciation) on:
	Investment transactions	-	32,515,436		106,176,447	288,327,019
	Futures contracts	-	376,308		(1,143,610)	-
	Swap agreements	-	(557,132)		(301,177)	-
	Translation of assets and liabilities in foreign currencies	-	-		-	(865)
	Net change in unrealized appreciation (depreciation)	-	32,334,612		104,731,660	288,326,154
	Net realized gain (loss) and change in unrealized appreciation (depreciation)	17,404	38,371,855		89,161,196	196,941,813
	Net increase (decrease) in net assets resulting from operations	$124,925	$69,151,329		$104,197,919	$212,134,579

(a)	Net of withholding tax of:	$-	$-		$587	$178,526

*	Paid by MassMutual pursuant to investment management agreement.

The accompanying notes are an integral part of the financial statements.

THIS PAGE INTENTIONALLY LEFT BLANK

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Money Market Fund
	Year Ended December 31, 2009	Year Ended December 31, 2008
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$107,521	$2,755,882
Net realized gain (loss) on investment transactions	17,404	17,937
Net change in unrealized appreciation (depreciation) on investments	-	-
Net increase (decrease) in net assets resulting from operations	124,925	2,773,819
Distributions to shareholders (Note 2):
From net investment income:
Initial Class	(107,522)	(2,745,267)
Service Class *	-	-
Total distributions from net investment income	(107,522)	(2,745,267)
From net realized gains:
Initial Class	-	-
Service Class *	-	-
Total distributions from net realized gains	-	-
Tax return of capital:
Initial Class	-	-
Service Class *	-	-
Total tax return of capital	-	-
Net fund share transactions (Note 5):
Initial Class	(7,517,286)	70,912,033
Service Class *	-	-
Increase (decrease) in net assets from fund share transactions	(7,517,286)	70,912,033
Total increase (decrease) in net assets	(7,499,883)	70,940,585
Net assets
Beginning of year	179,947,313	109,006,728
End of year	$172,447,430	$179,947,313
Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income) included in net assets at end of year	$37,355	$37,356

*	Service Class shares commenced operations on August 15, 2008.

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund		MML Blend Fund		MML Equity Fund
Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008

$30,779,474	$26,870,599	$15,036,723	$21,018,230	$15,192,766	$20,390,917
6,037,243	10,322,980	(15,570,464)	(76,610,588)	(91,384,341)	(195,917,890)
32,334,612	(24,403,131)	104,731,660	(124,861,035)	288,326,154	(318,602,226)
69,151,329	12,790,448	104,197,919	(180,453,393)	212,134,579	(494,129,199)

(32,584,433)	(26,760,836)	(14,602,060)	(21,907,792)	(20,280,826)	-
(853,075)	(79,335)	(93,484)	(15,349)	(117,102)	-
(33,437,508)	(26,840,171)	(14,695,544)	(21,923,141)	(20,397,928)	-

(6,941,293)	-	-	-	-	-
(151,332)	-	-	-	-	-
(7,092,625)	-	-	-	-	-

-	-	-	(83,098)	-	-
-	-	-	(58)	-	-
-	-	-	(83,156)	-	-

359,201,538	72,057,641	(57,149,721)	(101,688,342)	(54,694,395)	5,267,359
22,317,368	7,716,822	3,111,174	1,696,718	2,940,687	1,947,314
381,518,906	79,774,463	(54,038,547)	(99,991,624)	(51,753,708)	7,214,673
410,140,102	65,724,740	35,463,828	(302,451,314)	139,982,943	(486,914,526)

570,866,578	505,141,838	563,428,142	865,879,456	721,087,787	1,208,002,313
$981,006,680	$570,866,578	$598,891,970	$563,428,142	$861,070,730	$721,087,787
$105,970	$(152,778)	$21,247	$(623,479)	$15,039,311	$20,279,775

MML Series Investment Fund II – Financial Highlights

(For a share outstanding throughout each period)

MML Money Market Fund

	Initial Class
	Year Ended 12/31/09		Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06		Year Ended 12/31/05
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00
Income (loss) from investment operations:
Net investment income (loss)	0.00	***†	0.02	***	0.05	***	0.04	***	0.03
Net realized and unrealized gain (loss) on investments	(0.00	) †	0.00	†	0.00	†	0.00	†	0.00 †
Total income (loss) from investment operations	0.00	†	0.02		0.05		0.04		0.03
Less distributions to shareholders:
From net investment income	(0.00	) †	(0.02)		(0.05)		(0.04)		(0.03)
Total distributions	(0.00	) †	(0.02)		(0.05)		(0.04)		(0.03)
Net asset value, end of year	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return ^^	0.07%		2.10%		4.72%		4.54%		2.66%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$172,447		$179,947		$109,007		$103,327		$109,364
Ratio of expenses to average daily net assets:
Before expense waiver	0.54%		0.55%		0.56%		0.56%		0.54%
After expense waiver	0.37%	#	N/A		N/A		N/A		N/A
Net investment income (loss) to average daily net assets	0.05%		2.00%		4.61%		4.44%		2.61%

*** Per share amount calculated on the average shares method.
† Amount is less than $0.005 per share.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^^

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Managed Bond Fund

	Initial Class
	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Net asset value, beginning of year	$11.98	$12.28	$12.07	$12.15	$12.46
Income (loss) from investment operations:
Net investment income (loss)	0.52 ***	0.59 ***	0.60 ***	0.58 ***	0.56
Net realized and unrealized gain (loss) on investments	0.67	(0.31)	0.25	(0.10)	(0.27)
Total income (loss) from investment operations	1.19	0.28	0.85	0.48	0.29
Less distributions to shareholders:
From net investment income	(0.54)	(0.58)	(0.64)	(0.56)	(0.60)
From net realized gains	(0.14)	-	-	-	-
Total distributions	(0.68)	(0.58)	(0.64)	(0.56)	(0.60)
Net asset value, end of year	$12.49	$11.98	$12.28	$12.07	$12.15
Total Return ^^	10.21%	2.38%	7.10%	4.11%	2.34%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$950,074	$563,000	$505,142	$442,034	$403,376
Net expenses to average daily net assets	0.42%	0.45%	0.46%	0.46%	0.46%
Net investment income (loss) to average daily net assets	4.23%	4.88%	4.95%	4.80%	4.46%
Portfolio turnover rate	262%	97%	87%	77%	76%

	Service Class
	Year Ended 12/31/09	Period Ended 12/31/08+++
Net asset value, beginning of period	$11.97	$12.01
Income (loss) from investment operations:
Net investment income (loss) ***	0.49	0.21
Net realized and unrealized gain (loss) on investments	0.67	0.02
Total income (loss) from investment operations	1.16	0.23
Less distributions to shareholders:
From net investment income	(0.51)	(0.27)
From net realized gains	(0.14)	-
Total distributions	(0.65)	(0.27)
Net asset value, end of period	$12.48	$11.97
Total Return ^^	9.93%	1.96% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$30,933	$7,867
Net expenses to average daily net assets	0.67%	0.70% *
Net investment income (loss) to average daily net assets	3.94%	4.63% *
Portfolio turnover rate	262%	97%~

* Annualized.
** Percentage represents the results for the period and is not annualized.
*** Per share amount calculated on the average shares method.
+++ For the period August 15, 2008 (commencement of operations) through December 31, 2008.

^^

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

~ The portfolio turnover rate results are for the Fund.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Blend Fund

	Initial Class
	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Net asset value, beginning of year	$13.21	$17.65		$17.19	$15.80	$15.51
Income (loss) from investment operations:
Net investment income (loss) ***	0.37	0.46		0.50	0.46	0.40
Net realized and unrealized gain (loss) on investments	2.30	(4.41)		0.50	1.38	0.32
Total income (loss) from investment operations	2.67	(3.95)		1.00	1.84	0.72
Less distributions to shareholders:
From net investment income	(0.37)	(0.49)		(0.54)	(0.45)	(0.43)
Tax return of capital	-	(0.00	) †	-	-	-
Total distributions	(0.37)	(0.49)		(0.54)	(0.45)	(0.43)
Net asset value, end of year	$15.51	$13.21		$17.65	$17.19	$15.80
Total Return ^^	20.55%	(22.73%	)	5.90%	11.78%	4.66%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$593,358	$561,752		$865,879	$957,279	$921,518
Net expenses to average daily net assets	0.49%	0.47%		0.44%	0.43%	0.43%
Net investment income (loss) to average daily net assets	2.71%	2.91%		2.84%	2.81%	2.56%
Portfolio turnover rate	210%	187%		197%	164%	150%

	Service Class
	Year Ended 12/31/09	Period Ended 12/31/08+++
Net asset value, beginning of period	$13.20	$16.29
Income (loss) from investment operations:
Net investment income (loss) ***	0.33	0.09
Net realized and unrealized gain (loss) on investments	2.30	(2.95)
Total income (loss) from investment operations	2.63	(2.86)
Less distributions to shareholders:
From net investment income	(0.34)	(0.23)
Tax return of capital	-	(0.00	) †
Total distributions	(0.34)	(0.23)
Net asset value, end of period	$15.49	$13.20
Total Return ^^	20.25%	(17.62%	) **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$5,534	$1,676
Net expenses to average daily net assets	0.74%	0.74%	*
Net investment income (loss) to average daily net assets	2.33%	1.90%	*
Portfolio turnover rate	210%	187%~

* Annualized.
** Percentage represents the results for the period and is not annualized.
*** Per share amount calculated on the average shares method.
† Amount is less than $0.005 per share.
+++ For the period August 15, 2008 (commencement of operations) through December 31, 2008.

^^

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

~ The portfolio turnover rate results are for the Fund.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Equity Fund

	Initial Class
	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06	Year Ended 12/31/05
Net asset value, beginning of year	$13.65	$23.36		$26.02		$23.95	$23.66
Income (loss) from investment operations:
Net investment income (loss) ***	0.30	0.40		0.47		0.42	0.43
Net realized and unrealized gain (loss) on investments	3.87	(10.11)		0.66		3.89	0.32
Total income (loss) from investment operations	4.17	(9.71)		1.13		4.31	0.75
Less distributions to shareholders:
From net investment income	(0.41)	-		(0.51)		(0.37)	(0.46)
From net realized gains	-	-		(3.28)		(1.87)	-
Tax return of capital	-	-		(0.00	) †	-	-
Total distributions	(0.41)	-		(3.79)		(2.24)	(0.46)
Net asset value, end of year	$17.41	$13.65		$23.36		$26.02	$23.95
Total Return ^^	30.71%	(41.58%	)	4.01%		18.00%	3.12%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$855,092	$719,154		$1,208,002		$1,321,324	$1,281,814
Net expenses to average daily net assets	0.46%	0.44%		0.42%		0.42%	0.41%
Net investment income (loss) to average daily net assets	1.97%	2.08%		1.72%		1.64%	1.83%
Portfolio turnover rate	106%	129%		110%		136%	46%

	Service Class
	Year Ended 12/31/09	Period Ended 12/31/08+++
Net asset value, beginning of period	$13.64	$20.24
Income (loss) from investment operations:
Net investment income (loss) ***	0.23	0.14
Net realized and unrealized gain (loss) on investments	3.89	(6.74)
Total income (loss) from investment operations	4.12	(6.60)
Less distributions to shareholders:
From net investment income	(0.41)	-
Total distributions	(0.41)	-
Net asset value, end of period	$17.35	$13.64
Total Return ^^	30.39%	(32.62%	) **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$5,979	$1,934
Net expenses to average daily net assets	0.71%	0.71%	*
Net investment income (loss) to average daily net assets	1.52%	2.71%	*
Portfolio turnover rate	106%	129%~

* Annualized.
** Percentage represents the results for the period and is not annualized.
*** Per share amount calculated on the average shares method.
† Amount is less than $0.005 per share.
+++ For the period August 15, 2008 (commencement of operations) through December 31, 2008.

^^

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

~ The portfolio turnover rate results are for the Fund.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1. The Fund

MML Series Investment Fund II (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a no-load, open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated February 28, 2005, as amended. The following are four series of the Trust (each individually referred to as a "Fund" or collectively as the "Funds"): MML Money Market Fund ("Money Market Fund"), MML Managed Bond Fund ("Managed Bond Fund"), MML Blend Fund ("Blend Fund"), and MML Equity Fund ("Equity Fund").

The Trust was established by Massachusetts Mutual Life Insurance Company ("MassMutual") for the purpose of providing vehicles for the investment of assets of various separate investment accounts established by MassMutual and by life insurance companies which are subsidiaries of MassMutual. Shares of the Trust are not offered to the general public. MassMutual, MML Bay State Life Insurance Company, and C.M. Life Insurance Company are the record owners of all of the outstanding shares of the Funds.

Each Fund offers the following two classes of shares: Initial Class and Service Class shares. Service Class shares for the Funds, with the exception of the Money Market Fund, commenced operations on August 15, 2008. Service Class shares of the Money Market Fund are not currently available. Each share class invests in the same portfolio of assets. The principal difference among the classes is the level of shareholder and distribution services borne by the classes. Because each class will have different fees and expenses, performance and share prices among the classes will vary. The classes of shares are offered to different types of investors, as outlined in the Funds' Prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation

Equity securities are valued on the basis of information furnished by a pricing service, which provides the last reported sale price for securities listed on a national securities exchange or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter ("OTC") securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, which determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. For all Funds, excluding the Money Market Fund, short-term debt securities are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. The Money Market Fund's portfolio securities are valued at amortized cost in accordance with Rule 2a-7 under the 1940 Act pursuant to which the Money Market Fund must adhere to certain conditions. It is the intention of the Money Market Fund to maintain a per-share net asset value of $1.00. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day. Swaps are marked to market daily based on values provided by third-party vendors or market makers to the extent available or based on model prices. Valuations provided by third-party vendors and representative bids provided by market makers may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a valuation, or for which such market quotations or valuations are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities,

Notes to Financial Statements (Continued)

thinly-traded securities, initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined by the Funds' Valuation Committee in accordance with procedures approved by the Board of Trustees ("Trustees"), and under the ultimate supervision of the Trustees. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds' fair value guidelines may differ from recent market prices for the investment and may be significantly different from the value realized upon such asset's sale.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

The Funds may invest in foreign securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the value of the Funds' portfolio securities may change on days when the prices of the Funds' shares are not calculated. The prices of the Funds' shares will reflect any such changes when the prices of the Funds' shares are next calculated, which is the next day the New York Stock Exchange is open. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds' investments may be priced based on fair values provided by a third-party fair valuation vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Funds' Valuation Committee pursuant to guidelines established by the Trustees, and under the ultimate supervision of the Trustees.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 — quoted prices (unadjusted) in active markets for identical investments
Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment's assigned Level within the hierarchy. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

Notes to Financial Statements (Continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Funds' major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities. Securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded, valuation adjustments are not applied and they are categorized in Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are valued at a discount to similar publicly traded securities and may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety, otherwise they may be categorized as Level 3. Restricted securities held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and, therefore, the inputs are unobservable. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts ("ADRs"), futures, exchange-traded funds ("ETFs"), and the movement of certain indexes of securities based on a statistical analysis of the historical relationship and are categorized in Level 2 of the fair value hierarchy.

Corporate bonds.  The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they are categorized in Level 3 of the hierarchy.

Asset backed securities and mortgage backed securities. The fair value of asset backed securities and mortgage backed securities is estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy, otherwise they would be categorized as Level 3.

U.S. Government and agency securities. U.S. government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, U.S. government and agency securities are normally categorized in Level 2 of the fair value hierarchy.

Notes to Financial Statements (Continued)

Derivative contracts. Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. OTC derivative contracts include forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the contract and the terms of the transaction, the fair value of the OTC derivative contracts can be modeled using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A substantial majority of OTC derivative contracts valued by the Funds using pricing models fall into this category and are categorized within the Level 2 of the fair value hierarchy.

The Money Market Fund had all short-term investments at Level 2, with corresponding industries as represented in the Portfolio(s) of Investments, as of December 31, 2009.

The Equity Fund had all long-term investments at Level 1, with corresponding industries as represented in the Portfolio(s) of Investments, and all short-term investments at Level 2, as of December 31, 2009.

The following is the aggregate value by input level as of December 31, 2009 for the Funds' investments:

Assets Valuation Inputs

	Investments in Securities
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Managed Bond Fund
Equities
Preferred Stock
Financial	$-	$-	$343,134	$343,134
Total Preferred Stock	-	-	343,134	343,134
Total Equities	-	-	343,134	343,134
Bonds & Notes
Total Corporate Debt	-	392,714,406	-	392,714,406
Total Municipal Obligations	-	4,494,754	-	4,494,754
Non-U.S. Government Agency Obligations
Automobile ABS	-	7,878,313	-	7,878,313
Commercial MBS	-	37,845,552	-	37,845,552
Home Equity ABS	-	334,009	-	334,009
Student Loans ABS	-	11,526,051	2,132,517	13,658,568
WL Collateral CMO	-	6,881,396	-	6,881,396
WL Collateral PAC	-	73,501	-	73,501
Total Non-U.S. Government Agency Obligations	-	64,538,822	2,132,517	66,671,339
Total Sovereign Debt Obligations	-	3,202,863	-	3,202,863

Notes to Financial Statements (Continued)

	Investments in Securities
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Managed Bond Fund (Continued)
U.S. Government Agency Obligations and Instrumentalities
Collateralized Mortgage Obligations	$-	$695,229	$-	$695,229
Pass-Through Securities	-	323,571,275	-	323,571,275
Total U.S. Government Agency Obligations and Instrumentalities	-	324,266,504	-	324,266,504
U.S. Treasury Obligations
U.S. Treasury Bonds & Notes	-	123,516,828	-	123,516,828
Total U.S. Treasury Obligations	-	123,516,828	-	123,516,828
Total Bonds & Notes	-	912,734,177	2,132,517	914,866,694
Total Long-Term Investments	-	912,734,177	2,475,651	915,209,828
Total Short-Term Investments	-	80,697,561	-	80,697,561
Total Investments	$-	$993,431,738	$2,475,651	$995,907,389
Blend Fund
Equities
Common Stock
Basic Materials	$11,509,052	$-	$-	$11,509,052
Communications	45,174,337	-	-	45,174,337
Consumer, Cyclical	30,368,392	-	-	30,368,392
Consumer, Non-cyclical	87,172,524	-	-	87,172,524
Diversified	116,571	-	-	116,571
Energy	41,251,697	-	-	41,251,697
Financial	52,484,943	-	-	52,484,943
Industrial	37,888,295	-	-	37,888,295
Technology	58,541,555	-	-	58,541,555
Utilities	12,533,679	-	-	12,533,679
Total Common Stock	377,041,045	-	-	377,041,045
Total Equities	377,041,045	-	-	377,041,045
Bonds & Notes
Total Corporate Debt	-	88,548,161	-	88,548,161
Total Municipal Obligations	-	1,044,249	-	1,044,249
Non-U.S. Government Agency Obligations
Automobile ABS	-	451,674	-	451,674
Commercial MBS	-	9,014,512	-	9,014,512
Student Loans ABS	-	2,823,816	1,352,158	4,175,974
WL Collateral CMO	-	2,607,678	-	2,607,678

Notes to Financial Statements (Continued)

	Investments in Securities
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Blend Fund (Continued)
WL Collateral PAC	$-	$61,251	$-	$61,251
Total Non-U.S. Government Agency Obligations	-	14,958,931	1,352,158	16,311,089
Total Sovereign Debt Obligations	-	409,500	-	409,500
U.S. Government Agency Obligations and Instrumentalities
Collateralized Mortgage Obligations	-	421,604	-	421,604
Pass-Through Securities	-	71,002,477	-	71,002,477
Total U.S. Government Agency Obligations and Instrumentalities	-	71,424,081	-	71,424,081
U.S. Treasury Obligations
U.S. Treasury Bonds & Notes	-	22,134,130	-	22,134,130
Total U.S. Treasury Obligations	-	22,134,130	-	22,134,130
Total Bonds & Notes	-	198,519,052	1,352,158	199,871,210
Total Mutual Funds	3,004,680	-	-	3,004,680
Total Long-Term Investments	380,045,725	198,519,052	1,352,158	579,916,935
Total Short-Term Investments	-	62,802,011	-	62,802,011
Total Investments	$380,045,725	$261,321,063	$1,352,158	$642,718,946

The following is the aggregate value by input level as of December 31, 2009 for the Funds' other financial instruments:

Asset Valuation Inputs

	Other Financial Instruments*
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Mananged Bond Fund	$-	$1,422,032	$-	$1,422,032
Blend Fund	-	397,190	-	397,190

Notes to Financial Statements (Continued)

Liabilities Valuation Inputs

	Other Financial Instruments*
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Mananged Bond Fund	$-	$(53,902)	$-	$(53,902)
Blend Fund	(99,925)	(25,460)	-	(125,385)
*Other financial instruments include futures contracts and swap agreements.

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining value:

Asset Valuation Inputs

	Investments in Securities
	Balance as of 12/31/08	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Net Transfers in and/or (out) of Level 3	Balance as of 12/31/09	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of 12/31/09
Managed Bond Fund
Long-Term Investments
Equities
Preferred Stock
Financial	$317,380	$-	$-	$25,754	$-	$-	$343,134	$25,754
Bonds & Notes
Corporate Debt	1,025,380	-	(872,926)	1,056,667	(1,209,121)	-	-	-
Non-U.S. Government Agency Obligations
Student Loans ABS	1,524,812	-	(785,864)	1,490,913	(97,344)	-	2,132,517	755,755
	$2,867,572	$-	$(1,658,790)	$2,573,334	$(1,306,465)	$-	$2,475,651	$781,509

Blend Fund
Long-Term Investments
Bonds & Notes
Corporate Debt	$820,048	$-	$(879,433)	$984,905	$(925,520)	$-	$-	$-
Non-U.S. Government Agency Obligations
Student Loans ABS	968,464	-	(516,425)	964,088	(63,969)	-	1,352,158	480,984
	$1,788,512	$-	$(1,395,858)	$1,948,993	$(989,489)	$-	$1,352,158	$480,984

Notes to Financial Statements (Continued)

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. A Fund may not be able to close out a derivative transaction at a favorable time or price. Each Fund may use the derivatives it held during the year ended December 31, 2009, as follows:

Type of Derivative and Objective for Use	Managed Bond Fund	Blend Fund	Equity Fund
Futures Contracts*
Hedging/Risk Management	X	X
Duration/Credit Quality Management	X	X
Short-term Cash Deployment	X	X
Substitution for Cash Investment	X	X
Intention to Create Investment Leverage in Portfolio	X	X
Interest Rate Swaps**
Hedging/Risk Management	X	X
Duration Management	X	X
Asset/Liability Management	X	X
Substitution for Cash Investment	X	X
Intention to Create Investment Leverage in Portfolio	X	X
Credit Default Swaps (Protection Buyer)
Hedging/Risk Management	X	X
Duration/Credit Quality Management	X	X
Directional Investment	X	X
Intention to Create Investment Leverage in Portfolio	X	X
Options (Purchased)
Hedging/Risk Management			X
Directional Investment			X
Options (Sold)
Hedging/Risk Management			X
Directional Investment			X
*Includes any options on futures contracts, if applicable.
**Includes any caps, floors, and collars, and related options, if applicable.

The Blend Fund held rights during the year as a result of corporate actions.

Notes to Financial Statements (Continued)

At December 31, 2009, and during the year then ended, the Fund(s) had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Interest Rate Risk	Credit Risk	Equity Risk	Total
Mananged Bond Fund
Asset Derivatives
Swap Agreements*	$70,181	$1,351,851	$-	$1,422,032
Liability Derivatives
Swap Agreements^	$-	$(53,902)	$-	$(53,902)
Realized Gain (Loss)#
Futures Contracts	$(314,494)	$-	$-	$(314,494)
Swap Agreements	51,253	106,737	-	157,990
Total Realized Gain (Loss)	$(263,241)	$106,737	$-	$(156,504)
Change in Appreciation (Depreciation)##
Futures Contracts	$376,308	$-	$-	$376,308
Swap Agreements	70,181	(627,313)	-	(557,132)
Total Change in Appreciation (Depreciation)	$446,489	$(627,313)	$-	$(180,824)
Number of Contracts, Notional Amounts or Shares/Units†
Futures Contracts	120	-	-	120
Swap Agreements	$85,937,500	$16,701,250	$-	$102,638,750

Blend Fund
Asset Derivatives
Swap Agreements*	$24,704	$372,486	$-	$397,190
Liability Derivatives
Futures Contracts^^	$(99,925)	$-	$-	$(99,925)
Swap Agreements^	-	(25,460)	-	(25,460)
Total Value	$(99,925)	$(25,460)	$-	$(125,385)
Realized Gain (Loss)#
Futures Contracts	$99,013	$-	$3,708,709	$3,807,722
Swap Agreements	138,041	(105,841)	-	32,200
Total Realized Gain (Loss)	$237,054	(105,841)	$3,708,709	$3,839,922
Change in Appreciation (Depreciation)##
Futures Contracts	$(99,925)	$-	$(1,043,685)	$(1,143,610)
Swap Agreements^	24,704	(325,881)	-	(301,177)
Total Change in Appreciation (Depreciation)	$(75,221)	$(325,881)	$(1,043,685)	$(1,444,787)
Number of Contracts, Notional Amounts or Shares/Units†
Futures Contracts	53	-	279	332
Swap Agreements	$30,250,000	$6,222,500	$-	$36,472,500
Rights	-	-	21,700	21,700

Notes to Financial Statements (Continued)

	Interest Rate Risk	Credit Risk	Equity Risk	Total
Equity Fund Realized Gain (Loss)#
Written Options	$-	$-	$547,943	$547,943
Purchased Options	-	-	(141,244)	(141,244)
Total Realized Gain (Loss)	$-	-	$406,699	$406,699
Number of Contracts, Notional Amounts or Shares/Units†
Written Options	-	-	223,533	223,533
Purchased Options	-	-	192,000	192,000

*Statements of Assets and Liabilities location: Receivables from: open forward foreign currency contracts, open swap agreements at value, or investments, at value, as applicable.

^Statements of Assets and Liabilities location: Payables for: open forward foreign currency contracts, open swap agreements, at value, or written options, as applicable.

^^Cumulative appreciation (depreciation) on futures contracts is reported in "Futures Contracts" below. Only current day's variation margin, if any, is reported within the Statements of Assets and Liabilities.

#Statements of Operations location: Amounts are included in net realized gain (loss) on: foreign currency transactions, futures contracts, swap agreements, investment transactions, or written options, as applicable.

##Statements of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: translation of assets and liabilities in foreign currencies, futures contracts, swap agreements, investment transactions, or written options, as applicable.

†Amount(s) disclosed represent average number of contracts, notional amounts, or shares/units outstanding for the months that the Fund held such derivatives during year ended December 31, 2009.

The Blend Fund had no change in appreciation (depreciation) and no realized gain (loss) on rights during the year ended December 31, 2009.

The Equity Fund had no change in appreciation (depreciation) on purchased or written options during the year ended December 31, 2009.

Further details regarding the derivatives and other investments held by the Funds during the year ended December 31, 2009, are discussed below.

Futures Contracts

A Fund may seek to limit a variety of different risks through the use of futures contracts, such as interest rate risk, equity price risk, and currency risk. A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed-income security, during a specified future period at a specified price. A Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions,

Notes to Financial Statements (Continued)

and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

The Fund(s) listed in the following table had open futures contracts at December 31, 2009:

Number of Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation (Depreciation)
Blend Fund
BUYS
53	U.S. Treasury Note 5 Year	3/31/10	$6,062,289	$(99,925)

Swap Agreements

Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index).

When a Fund enters into an interest rate swap, it will typically agree to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of interest rate swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

A Fund may enter into credit default swap agreements, as a "buyer" or "seller" of credit protection. The buyer of credit protection typically makes periodic payments to the seller based on short-term interest rates in return for the promise of the seller to purchase from the buyer of protection one or more securities at "par value" (full notional value) upon the occurrence of a credit event affecting the issuer of the securities. The credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation

Notes to Financial Statements (Continued)

acceleration, obligation default, or repudiation/moratorium. The use of credit default swaps may result in the creation of leverage in a Fund's portfolio. A Fund may enter into credit default swaps to hedge against interest rate or credit risks or to earn additional income.

During the period when a credit default swap is open, the agreement is marked to market in accordance with the terms of the agreement based on the current interest rate spreads and credit risk of the referred obligation of the underlying issuer and interest accrual through the valuation date. Changes in the values of credit default swap agreements are recorded as unrealized gains or losses and periodic cash settlements are recorded as realized gains or losses.

Whenever a Fund enters into a swap agreement, it takes on counterparty risk – the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of an interest rate swap, the value of the swap may increase or decrease depending on changes in interest rates. In the case of a credit default swap, the swap will become more or less valuable depending on the credit of the issuer of the underlying security, and, if a credit event occurs under a swap where the Fund is the seller of credit protection, the Fund could be required to purchase the security at par value, resulting in a significant loss to the Fund. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund's basis in the agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded in the accompanying Statements of Operations as realized gains and losses, respectively.

The Fund(s) listed in the following table had open swap agreements at December 31, 2009. A Fund's maximum risk of loss from counterparty risk is the fair value of the agreement.

Notional Amount	Currency	Expiration Date	Counterparty	Buy/Sell Protection	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Managed Bond Fund*
Credit Default Swaps
1,275,000	USD	6/20/14	Barclays Bank PLC	Buy	(1.000%)	Centex Corp.	$(27,492)	$23,612	$(3,880)
950,000	USD	6/20/17	Barclays Bank PLC	Buy	(0.850%)	Sara Lee Corp.	(23,644)	-	(23,644)
							(51,136)	23,612	(27,524)
1,125,000	USD	6/20/16	Credit Suisse Securities LLC	Buy	(0.580%)	Marriott International, Inc.	20,818	-	20,818
250,000	USD	9/20/17	Credit Suisse Securities LLC	Buy	(1.050%)	Brunswick Corp.	42,533	-	42,533
							63,351	-	63,351
1,275,000	USD	6/20/14	Goldman Sachs & Co.	Buy	(1.000%)	Pitney Bowes, Inc.	(14,086)	(12,292)	(26,378)
2,950,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100%)	CMBX.NA.AAA.1	(73,750)	295,000	221,250

Notes to Financial Statements (Continued)

Notional Amount	Currency	Expiration Date	Counterparty	Buy/Sell Protection	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Managed Bond Fund* (continued)
Credit Default Swaps (continued)
10,030,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100%)	CMBX.NA.AAA.1	$(217,563)	$969,813	$752,250
4,200,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100%)	CMBX.NA.AAA.1	42,000	273,000	315,000
							(263,399)	1,525,521	1,262,122

Notional Amount	Currency	Expiration Date	Counterparty		Payments Made by Fund	Payments Received by Fund	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Interest Rate Swaps
62,500,000	USD	5/05/10	Merrill Lynch International		Absolute value of (USD-CMM30-FNMA rate – the USD-10Y CMS rate – 0.42)% if negative	Absolute value of (USD-CMM30-FNMA rate – the USD-10Y CMS rate – 0.42)% if positive	$70,181	$-	$70,181

Notional Amount	Currency	Expiration Date	Counterparty	Buy/Sell Protection	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Blend Fund**
Credit Default Swaps
400,000	USD	6/20/14	Barclays Bank PLC	Buy	(1.000%)	Centex Corp.	$(8,625)	$7,408	$(1,217)
600,000	USD	6/20/17	Barclays Bank PLC	Buy	(0.850%)	Sara Lee Corp.	(14,933)	-	(14,933)
							(23,558)	7,408	(16,150)
775,000	USD	6/20/16	Credit Suisse Securities LLC	Buy	(0.580%)	Marriott International, Inc.	14,341	-	14,341
150,000	USD	9/20/17	Credit Suisse Securities LLC	Buy	(1.050%)	Brunswick Corp.	25,520	-	25,520
							39,861	-	39,861
450,000	USD	6/20/14	Goldman Sachs & Co.	Buy	(1.000%)	Pitney Bowes, Inc.	(4,972)	(4,338)	(9,310)
925,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100%)	CMBX.NA.AAA.1	(23,125)	92,500	69,375
3,145,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100%)	CMBX.NA.AAA.1	(68,219)	304,094	235,875
365,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100%)	CMBX.NA.AAA.1	3,650	23,725	27,375
							(92,666)	415,981	323,315

Notional Amount	Currency	Expiration Date	Counterparty		Payments Made by Fund	Payments Received by Fund	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Interest Rate Swaps
22,000,000	USD	5/05/10	Merrill Lynch International		Absolute value of (USD-CMM30-FNMA rate – the USD-10Y CMS rate – 0.42)% if negative	Absolute value of (USD-CMM30-FNMA rate – the USD-10Y CMS rate – 0.42)% if positive	$24,704	$-	$24,704

*Collateral for swap agreements received from Credit Suisse Securities LLC and Goldman Sachs & Co. amounted to $300,000 and $1,350,000, respectively, at December 31, 2009.

**Collateral for swap agreements received from Credit Suisse Securities LLC and Goldman Sachs & Co. amounted to $50,000 and $520,000, respectively, at December 31, 2009.

USD U.S. Dollar

Notes to Financial Statements (Continued)

Options, Rights, and Warrants

A Fund may purchase and sell put and call options on securities or an index of securities to enhance investment performance and to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date. A Fund may write call options on a security it owns, in a "directional" strategy hoping to realize a greater current return through the receipt of premiums. In return for the option premium, the Fund takes the risk that it will have to forego any increase in the value of the security over the strike price. When a Fund has written a call option on a security it does not own, its exposure on such an option is theoretically unlimited. A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a call option on a security it owns, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a call option on a security a Fund owns may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a call option on a security a Fund owns is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. A Fund may not be able to close out a call option that it has previously written.

A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option. A Fund may not be able to close out a put option that it has previously written.

When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an

Notes to Financial Statements (Continued)

investment by a Fund in the underlying security, since the Fund will not realize a loss if the security's price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

Options purchased or sold by a Fund may be traded on a securities or options exchange or market. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited.

OTC options purchased or sold by a Fund are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration.

Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC options are valued using prices supplied by a primary pricing source authorized by the Trustees.

A Fund may invest in rights and warrants to purchase securities. Rights or warrants generally give the holder the right to receive, upon exercise, a security at a stated price. Funds typically use rights and warrants in a manner similar to their use of options on securities, as described above. Risks associated with the use of rights or warrants are generally similar to risks associated with the use of options.

Transactions in written option contracts during the year ended December 31, 2009, were as follows:

	Number of Contracts	Premiums Received
Equity Fund
Options outstanding at December 31, 2008	-	$-
Options written	22,214	1,622,351
Options terminated in closing purchase transactions	(19,404)	(1,407,722)
Options expired	(2,810)	(214,629)
Options outstanding at December 31, 2009	-	$-

The Fund(s) had no rights, warrants, purchased options, or written options at December 31, 2009.

When-Issued, Delayed-Delivery, and Forward Commitment Transactions

A Fund may enter into when-issued, delayed-delivery, or forward commitment transactions in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund's existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although a Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund's counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Notes to Financial Statements (Continued)

Prior to settlement of these transactions, the value of the subject securities will fluctuate, reflecting interest rate changes. In addition, because the Fund is not required to pay for when-issued, delayed-delivery, or forward commitment securities until the delivery date, they may result in a form of leverage to the extent the Fund does not maintain liquid assets equal to the face amount of the contract.

These securities are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the value of these securities. When a when-issued, delayed-delivery, or forward commitment transaction is closed, the Funds record a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

The Fund(s) had securities purchased on a when-issued, delayed-delivery, or forward commitment basis as shown in the Portfolio(s) of Investments at December 31, 2009.

Dollar Roll Transactions

A Fund may enter into dollar roll transactions, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. A Fund may invest in dollar rolls in order to benefit from anticipated changes in pricing for the mortgage-backed securities during the term of the transaction, or for the purpose of creating investment leverage. In a dollar roll, the securities that are to be purchased will be of the same type and have the same interest rate as the securities sold, but will be supported by different pools of mortgages.

A Fund that engages in a dollar roll forgoes principal and interest paid on the sold securities during the roll period, but is compensated by the difference between the current sales price and the lower forward price for the future purchase. In addition, a Fund earns interest by investing the transaction proceeds during the roll period. Dollar roll transactions may have the effect of creating leverage in a Fund's portfolio. Dollar rolls involve the risk that the Fund's counterparty will be unable to deliver the mortgage-backed securities underlying the dollar roll at the fixed time. If the buyer files for bankruptcy or becomes insolvent, the buyer or its representative may ask for and receive an extension of time to decide whether to enforce the Fund's repurchase obligation. A Fund's use of the transaction proceeds may be restricted pending such decision. It is possible that the Fund will incur a loss on a dollar roll transaction (either because its counterparty fails to perform or because the value of the mortgages subject to the transaction declines) and on the investments made by the Fund with the proceeds of the dollar-roll transaction.

A Fund accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss). If certain criteria are met, these dollar roll transactions may be considered financing transactions, whereby the difference in the sales price and the future purchase price is recorded as an adjustment to interest income.

The Blend Fund had dollar roll transactions during the year ended December 31, 2009, which were accounted for as purchase and sale transactions.

Inflation-Indexed Bonds

The Funds may invest in inflation-indexed bonds, which are fixed income securities whose principal value or coupon is periodically adjusted according to the rate of inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income.

Notes to Financial Statements (Continued)

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten, twenty, or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rate in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

The periodic adjustment of U.S. Treasury inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

The Managed Bond Fund and Blend Fund held inflation-indexed bonds during the year ended December 31, 2009.

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker-dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. A Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters insolvency proceedings, realization of collateral by the Fund may be delayed or limited.

The Fund(s) had repurchase agreements as shown in the Portfolio(s) of Investments at December 31, 2009.

Notes to Financial Statements (Continued)

Restricted Securities

Certain securities are restricted as to resale. The Funds generally bear the costs, if any, associated with the disposition of restricted securities. Aggregate cost and value of these securities held at December 31, 2009 were as follows:

	Aggregate Cost	Aggregate Value	Value as Percentage of Funds' Net Assets
Managed Bond Fund	$3,446,401	$2,475,651	0.3%
Blend Fund	1,935,104	1,352,158	0.2%

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments (which may include proceeds received from litigation) and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country's tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Funds and the amount actually received.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated to each class of shares. Investment income, unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Expenses of the Fund not directly attributable to the operations of any class of shares or Fund are prorated among the Funds and classes to which the expense relates based on the relative net assets of each.

Foreign Securities

The Funds may also invest in foreign securities, subject to certain percentage restrictions. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

Notes to Financial Statements (Continued)

Credit Risk

The Funds invest a portion of their assets, directly or indirectly, in securities backed by mortgage loans, credit card receivables, and automotive loans. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market's perception of credit quality on such securities have resulted in increased volatility of market price and periods of decreased market activity that have adversely impacted the valuation of such securities.

Federal Income Tax

It is each Fund's intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company. Under such provisions, the Funds will not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, no federal income tax provision is required.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and paid quarterly for the Managed Bond Fund and Blend Fund and annually for the Equity Fund and at other times as may be required to satisfy tax or regulatory requirements. Dividends from net investment income are declared daily and paid monthly for the Money Market Fund. Distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3. Management Fees and Other Transactions

Investment Management Fees

Under agreements between the Trust and MassMutual on behalf of each Fund, MassMutual is responsible for providing investment management services for each Fund. In return for this service, MassMutual receives advisory fees quarterly, based upon each Fund's average daily net assets, at the following annual rates:

0.50% of the first $100 million,
0.45% of the next $200 million,
0.40% of the next $200 million,
0.35% of any excess over $500 million

MassMutual has entered into investment subadvisory agreements with Babson Capital Management LLC ("Babson Capital"), pursuant to which Babson Capital serves as the Money Market Fund's, Managed Bond Fund's, and Blend Fund's subadviser providing day-to-day management of each Fund's investments. Babson Capital is a wholly-owned subsidiary of MassMutual Holding LLC, which is a controlled subsidiary of MassMutual. Babson Capital receives a fee from MassMutual equal to an annual rate 0.13% of the average daily net assets of the Equity Segment of the Blend Fund, 0.09% of the average daily net assets of the Money Market and Bond Segments of the Blend Fund, 0.05% of the average daily net assets of the Money Market Fund, and 0.10% of the average daily net assets of the Managed Bond Fund.

MassMutual has entered into an investment subadvisory agreement with OppenheimerFunds, Inc. ("OFI"), pursuant to which OFI serves as one of the subadvisers to the Equity Fund, providing day-to-day management of a portion of the Equity Fund's investments. OFI is a majority owned, indirect subsidiary of MassMutual. OFI receives a fee from MassMutual equal to an annual rate of 0.23% of the average daily net assets of the portion of the Equity Fund that OFI manages.

Notes to Financial Statements (Continued)

MassMutual has also entered into an investment subadvisory agreement with AllianceBernstein L.P. ("AllianceBernstein"). AllianceBernstein is a limited partnership, the majority ownership interests in which are held by its affiliates: AllianceBernstein Holding L.P., a publicly traded partnership; and AXA Financial, Inc. ("AXA Financial") together with certain wholly-owned subsidiaries of AXA Financial. AXA Financial is a wholly-owned subsidiary of AXA. The subadvisory agreement with AllianceBernstein provides that AllianceBernstein manage a portion of the investment and reinvestment of the assets of the Equity Fund. MassMutual pays a subadvisory fee to AllianceBernstein based upon the aggregate net assets under management which include (1) the average daily net asset value of the portion of the assets of the Equity Fund that AllianceBernstein manages, and (2) the average daily net assets of all other funds or accounts of MassMutual or its affiliates for which AllianceBernstein provides subadvisory services and which have substantially the same investment objectives, policies and investment strategies.

The Funds' subadvisory fees are paid out of the management fees previously disclosed above.

Service Fees

MML Distributors, LLC (the "Distributor") acts as distributor to the Funds. Pursuant to a Distribution and Services Plan adopted by the Funds pursuant to Rule 12b-1 under the 1940 Act, Service Class shares of the Funds pay an annual fee of 0.25% of the average daily net asset value of Service Class shares. This fee, or a portion thereof, is paid to: (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Service Class shares, if available, of each Fund; and/or (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Service Class shareholders.

Expense Caps and Waivers

For the Money Market Fund, MassMutual has agreed to voluntarily waive some or all of its management fees in an attempt to allow the Initial Class shares of the Fund to maintain a 1-day yield of at least approximately 0.00%. MassMutual may amend or discontinue this waiver at any time without advance notice. Expense caps and waiver amounts are reflected as a reduction on the Statements of Operations.

Deferred Compensation

Trustees of the Funds who are not employees of MassMutual or its subsidiaries may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Any amounts deferred shall accrue interest and shall be recorded on the Funds' books as other liabilities. For the year ended December 31, 2009, no material amounts have been deferred.

Other

Certain officers and trustees of the Funds are also employees of MassMutual. The compensation of each trustee who is not an employee of MassMutual is borne by the Funds.

4. Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended December 31, 2009, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Managed Bond Fund	$1,795,470,480	$367,256,120	$1,684,957,007	$152,626,458
Blend Fund	685,002,024	461,338,917	724,704,979	474,715,907
Equity Fund	-	787,419,460	-	824,190,301

Notes to Financial Statements (Continued)

5. Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year ended December 31, 2009		Year ended December 31, 2008
	Shares	Amount	Shares	Amount
Money Market Fund Initial Class
Sold	240,609,874	$240,442,276	154,708,433	$154,586,413
Issued as reinvestment of dividends	107,598	107,522	2,747,473	2,743,988
Redeemed	(248,234,793)	(248,067,084)	(86,487,314)	(86,418,368)
Net increase (decrease)	(7,517,321)	$(7,517,286)	70,968,592	$70,912,033
Managed Bond Fund Initial Class
Sold	34,802,134	$429,495,538	18,492,404	$223,032,522
Issued as reinvestment of dividends	3,236,221	39,525,726	2,229,226	26,760,836
Redeemed	(8,969,543)	(109,819,726)	(14,856,416)	(177,735,717)
Net increase (decrease)	29,068,812	$359,201,538	5,865,214	$72,057,641
Managed Bond Fund Service Class*
Sold	1,874,000	$22,974,730	662,138	$7,774,538
Issued as reinvestment of dividends	82,008	1,004,407	6,661	79,335
Redeemed	(134,175)	(1,661,769)	(11,745)	(137,051)
Net increase (decrease)	1,821,833	$22,317,368	657,054	$7,716,822
Blend Fund Initial Class
Sold	1,018,252	$14,147,336	936,637	$14,811,952
Issued as reinvestment of dividends	1,053,635	14,602,060	1,439,254	21,990,890
Redeemed	(6,331,374)	(85,899,117)	(8,901,525)	(138,491,184)
Net increase (decrease)	(4,259,487)	$(57,149,721)	(6,525,634)	$(101,688,342)
Blend Fund Service Class*
Sold	247,273	$3,361,724	134,050	$1,793,413
Issued as reinvestment of dividends	6,631	93,484	1,160	15,407
Redeemed	(23,686)	(344,034)	(8,276)	(112,102)
Net increase (decrease)	230,218	$3,111,174	126,934	$1,696,718
Equity Fund Initial Class
Sold	5,559,338	$78,890,419	9,576,572	$169,429,512
Issued as reinvestment of dividends	1,232,572	20,280,826	-	-
Redeemed	(10,352,925)	(153,865,640)	(8,591,865)	(164,162,153)
Net increase (decrease)	(3,561,015)	$(54,694,395)	984,707	$5,267,359
Equity Fund Service Class*
Sold	232,771	$3,376,844	162,751	$2,220,960
Issued as reinvestment of dividends	7,134	117,102	-	-
Redeemed	(37,033)	(553,259)	(20,983)	(273,646)
Net increase (decrease)	202,872	$2,940,687	141,768	$1,947,314

* Service Class shares commenced operations on August 15, 2008.

Notes to Financial Statements (Continued)

6. Federal Income Tax Information

At December 31, 2009, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Managed Bond Fund	$983,056,348	$25,499,197	$(12,648,156)	$12,851,041
Blend Fund	542,764,222	106,640,612	(6,685,888)	99,954,724
Equity Fund	780,794,047	106,378,321	(23,217,560)	83,160,761

Note: The aggregate cost for investments for the Money Market Fund at December 31, 2009, is the same for financial reporting and federal income tax purposes.

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year, or until their respective expiration dates, whichever occurs first. At December 31, 2009, the following Fund(s) had available, for federal income tax purposes, unused capital losses:

	Expiring 2010	Expiring 2011	Expiring 2012	Expiring 2016	Expiring 2017
Money Market Fund	$-	$-	$618	$-	$-
Blend Fund	35,880,084	44,174,039	-	36,368,089	50,023,624
Equity Fund	-	-	-	92,261,550	196,601,304

The following Fund(s) elected to defer to January 1, 2010, post-October capital losses:

Amount
Equity Fund	$1,336,078

Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2009, was as follows:

Ordinary Income		Long Term Capital Gain	Return of Capital
Money Market Fund	$107,522	$-	$-
Managed Bond Fund	39,682,933	847,200	-
Blend Fund	14,695,544	-	-
Equity Fund	20,397,928	-	-

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2008, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Money Market Fund	$2,745,267	$-	$-
Managed Bond Fund	26,840,171	-	-
Blend Fund	21,923,141	-	83,156

Notes to Financial Statements (Continued)

Capital accounts within financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At December 31, 2009, temporary book and tax accounting differences were primarily attributable to investments in swap agreements, the deferral of wash sale losses, and deferred Trustee compensation.

At December 31, 2009, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Money Market Fund	$56,507	$(618)	$(19,152)	$-
Managed Bond Fund	5,228,804	-	(1,124,287)	12,111,834
Blend Fund	89,525	(166,445,836)	(32,215)	99,864,348
Equity Fund	15,812,110	(288,862,854)	(1,458,924)	83,152,474

During the year ended December 31, 2009, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss	)
Money Market Fund	$(151,517)	$151,517	$-
Managed Bond Fund	(31,360)	(2,885,422)	2,916,782
Blend Fund	153,181	(456,728)	303,547
Equity Fund	1	35,301	(35,302)

The Funds did not have any unrecognized tax benefits at December 31, 2009, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended December 31, 2009, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. Foreign taxes are provided for based on the Funds' understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7. Indemnifications

Under the Funds' organizational documents, current and former Trustees and Officers are provided with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

8. Subsequent Events

Management has evaluated the events and transactions subsequent to December 31, 2009 through February 18, 2010, the date when financial statements were issued, and determined that there are no material events or transactions that would require adjustments or disclosures in the Funds' financial statements.

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Updated No. 2010-06, Improving Disclosures About Fair Value Measurements (ASU). The ASU requires enhanced

Notes to Financial Statements (Continued)

disclosures about (1) transfers into and out of Levels 1 and 2 and (2) purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The first disclosure is effective for the first reporting period (including interim periods) beginning after December 15, 2009, and the second disclosure will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of this ASU will have on the Funds' financial statement disclosures.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MML Series Investment Fund II and Shareholders of MML Money Market Fund, MML Managed Bond Fund, MML Blend Fund and MML Equity Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of MML Money Market Fund, MML Managed Bond Fund, MML Blend Fund and MML Equity Fund (collectively the Funds), four of the funds comprising the MML Series Investment Fund II (the MML II Trust), as of December 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of each of the above mentioned Funds of the MML II Trust as of December 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 18, 2010

Trustees and Officers (Unaudited)

The following table lists the Trust's Trustees and Officers as of December 31, 2009; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MML Series Investment Fund II, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0001, Attention: Retirement Services Marketing.

Disinterested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Nabil N. El-Hage Age: 51	Chairman Trustee	Since 2006 Since 2005	Professor of Management Practice (since 2005), Senior Lecturer (2003-2005), Harvard Business School; Chairman (1995-2005) and CEO (1995-2003), Jeepers! Inc. (indoor amusement centers).	30	Director (since 2007), Virtual Radiologic Corporation; Chairman (since 2006), Trustee (since 2003), MassMutual Premier Funds (open-end investment company).

Maria D. Furman Age: 55	Trustee	Since 2005	Managing Director, Director and Portfolio Manager (1976-2002), Standish, Ayer and Wood (investment management).	30	Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

C. Ann Merrifield Age: 58	Trustee	Since 2005	Senior Vice President, Genzyme Business Excellence Initiative (since 2009), President, Biosurgery (2003-2009), Executive Vice President, Biosurgery (2001-2003), President, Genetics (1997-2001), Genzyme Corporation.	30	Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

Corine T. Norgaard Age: 72	Trustee	Since 2005	President and Owner (since 2009), Retirement Options, LLC; President (2004-2005), Thompson Enterprises (real estate investment); Dean (1996-2004), Barney School of Business at the University of Hartford.	32***	Director (since 1992), ING Variable Funds (formerly Aetna Variable Fund); Director (since 1993), ING Series Fund, Inc. (formerly Aetna Series Fund); Trustee (since 1997), MassMutual Corporate Investors and MassMutual Participation Investors (closed-end investment companies); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

Interested  Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Frederick C. Castellani^ Age: 63	Vice Chairman and Trustee Vice President	Since 2006 (2006- 2008)	Retired; Executive Vice President (2001-2008), Senior Vice President (1996-2001), MassMutual.	30	Vice Chairman and Trustee (since 2006), President (2006-2008), Vice President (2004-2006), MassMutual Premier Funds (open-end investment company).

Principal Officers who are Not Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office^^ and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Richard J. Byrne Age: 47	President	Since 2007	Vice President (since 2007), Assistant Vice President (2003-2007), MassMutual; President (since 2007), MML Series Investment Fund (open-end investment company).	36

John E. Deitelbaum Age: 41	Vice President Clerk and Chief Legal Officer	Since 2006 (2006- 2008)	Corporate Vice President and Associate General Counsel (since 2007), Assistant Secretary (since 2008), Vice President and Associate General Counsel (2006-2007), Second Vice President and Associate General Counsel (2000-2006), MassMutual; Vice President (since 2006), Secretary and Chief Legal Officer (2006-2008), MassMutual Select Funds (open-end investment company); Vice President (since 2006), Clerk and Chief Legal Officer (2006-2008), MassMutual Premier Funds (open-end investment company); Vice President (since 2006), Secretary and Chief Legal Officer (2006-2008), MML Series Investment Fund (open-end investment company).	87

Michael C. Eldredge Age: 45	Vice President	Since 2009	Vice President (since October 2008), MassMutual; Vice President, Fund Strategy & Due Diligence (June 2005-September 2008), Manager, Fund Analysis & Due Diligence/Senior Fund Analyst (January 1998-June 2005), ING US Financial Services; Vice President (since 2009), MassMutual Select Funds (open-end investment company); Vice President (since 2009), MassMutual Premier Funds (open-end investment company);Vice President (since 2009), MML Series Investment Fund (open-end investment company).	87

Andrew M. Goldberg Age: 43	Vice President, Clerk and Chief Legal Officer Assistant Clerk	Since 2008 (2005- 2008)	Assistant Vice President and Counsel (since 2004), Counsel (2001-2004), MassMutual; Vice President, Secretary and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MassMutual Select Funds (open-end investment company); Vice President, Clerk and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company); Vice President, Secretary and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company).	87

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office^^ and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Nicholas H. Palmerino Age: 44	Chief Financial Officer and Treasurer	Since 2006	Assistant Vice President (since 2006), MassMutual; Vice President (2006), Consultant (2005-2006), JP Morgan Chase Worldwide Securities Services; Senior Vice President (2003-2004), CDC IXIS Asset Management Services, Inc. and CDC IXIS Asset Management Advisers, L.P.; Vice President (1996-2003), Loomis Sayles & Company, L.P.; Chief Financial Officer and Treasurer (since 2006), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MassMutual Premier Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund (open-end investment company).	87

Philip S. Wellman Age: 45	Vice President and Chief Compliance Officer	Since 2007	Vice President, Associate General Counsel and Chief Compliance Officer – Mutual Funds and Investment Advisory (since 2008), Vice President, Associate General Counsel and Chief Compliance Officer – Mutual Funds (2007-2008), Assistant Vice President and Associate General Counsel (2006-2007), MassMutual; Director, Office of General Counsel (2005-2006), Merrill Lynch, Pierce, Fenner & Smith Incorporated; Senior Vice President and Assistant General Counsel (2000-2006), Advest, Inc.; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company).	87

Eric H. Wietsma Age: 43	Vice President	Since 2006	Corporate Vice President (since 2007), Vice President (2005-2007), MassMutual; Vice President (1999-2005), Hartford Life Insurance Company; President (since 2008), Vice President (2006-2008), MassMutual Select Funds (open-end investment company); President (since 2008), Vice President (2006-2008), MassMutual Premier Funds (open-end investment company); Vice President (since 2006), MML Series Investment Fund (open-end investment company).	87

*The address of each Trustee and Principal Officer is the same as that for the Trust; 1295 State Street, Springfield, Massachusetts 01111.

**Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns or is removed. Notwithstanding the foregoing, (i) a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-five years and, (ii) an interested Trustee shall no longer serve as a Trustee if or when they are no longer an employee of MassMutual, or an affiliate. Notwithstanding the above, however, the term of Mr. Castellani has been extended for three full years, beginning upon the date of his retirement from MassMutual and ending on the three-year anniversary of the date of his retirement.

The Chairperson and Vice Chairperson are elected to hold such office for a term of four years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed or becomes disqualified.

***MassMutual Participation Investors and MassMutual Corporate Investors are deemed to be a part of the Fund Complex because they are managed by Babson Capital Management LLC, an indirect subsidiary of MassMutual.

^Mr. Castellani is an "Interested Person," as that term is defined in the 1940 Act, through his former employment with MassMutual.

Trustees and Officers (Unaudited) (Continued)

^^The President, Treasurer and Clerk are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed or becomes disqualified. Each other officer shall hold office at the pleasure of the Trustees.

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund's investment adviser and subadvisers use to vote proxies relating to the Fund's portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission's website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com and on the Securities and Exchange Commission's website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q are available on the SEC website at http://www.sec.gov. The Funds' Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other Information (Unaudited) (Continued)

Expense Examples:

The following information is in regards to expenses for the six months ended December 31, 2009:

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended December 31, 2009.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Operating Expenses Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Money Market Fund
Initial Class	$1,000	0.31%	$1,000.10	$1.56	$1,023.60	$1.58
Managed Bond Fund
Initial Class	1,000	0.41%	1,051.80	2.12	1,023.10	2.09
Service Class	1,000	0.67%	1,050.40	3.46	1,021.80	3.41
Blend Fund
Initial Class	1,000	0.49%	1,160.30	2.67	1,022.70	2.50
Service Class	1,000	0.74%	1,158.80	4.03	1,021.50	3.77
Equity Fund
Initial Class	1,000	0.46%	1,203.80	2.56	1,022.90	2.35
Service Class	1,000	0.71%	1,202.30	3.94	1,021.60	3.62

*

Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2009, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year, unless stated otherwise.

Distributor
MML Distributors, LLC
1295 State Street
Springfield, MA 01111-0001

MassMutual FINANCIAL GROUP®

© 2010 Massachusetts Mutual Life Insurance Company, Springfield, MA. All rights reserved. www.massmutual.com. MassMutual Financial Group is a marketing name for Massachusetts Mutual Life Insurance Company (MassMutual) and its affiliated companies and sales representatives.

L4540_IIa 210
CRN201012-128857

MML Series Investment Fund II
Annual Report

MML Inflation-Protected and Income Fund

MML Enhanced Index Core Equity Fund

MML Small Cap Equity Fund

MML Strategic Emerging Markets Fund

MML China Fund

This annual report pertains to certain funds offered through the Series. Your variable product prospectus will list which of these funds are available through your variable product.

December 31, 2009

MassMutual FINANCIAL GROUP®

We'll help you get there.®

Table of Contents

President's Letter to Shareholders	1
Economic and Market Review	3
Portfolio Manager Reports	6
Portfolio of Investments
MML Inflation-Protected and Income Fund	21
MML Enhanced Index Core Equity Fund	26
MML Small Cap Equity Fund	32
MML Strategic Emerging Markets Fund	40
MML China Fund	42
Statements of Assets and Liabilities	44
Statements of Operations	48
Statements of Changes in Net Assets	50
Statement of Cash Flows	54
Financial Highlights	55
Notes to Financial Statements	60
Report of Independent Registered Public Accounting Firm	79
Trustees and Officers (Unaudited)	80
Federal Tax Information (Unaudited)	84
Other Information (Unaudited)
Proxy Voting	85
Quarterly Reporting	85
Fund Expenses	86

This material must be preceded or accompanied by a current prospectus for the MML Series Investment Fund II. Investors should consider a Fund's investment objective, risks and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus. Read it carefully before investing.

[THIS PAGE INTENTIONALLY LEFT BLANK]

MML Series Investment Fund II – President's Letter to Shareholders

 To Our Shareholders

Richard J. Byrne

The improvement in the investing environment over the past 10 months has shown us that changing market conditions have the potential to reward patient investors. In MassMutual's view, it's your long-term investment objectives that matter most. So be sure to look to your long-term goals whenever you consider making any changes to your account or your retirement planning strategy.

December 31, 2009

Continued market improvements buoy retirement investors' spirits

I am pleased to present you with the MML Series Investment Fund II Annual Report, covering the year ended December 31, 2009. While deteriorating market conditions continued to challenge investors into the first quarter of 2009 after a difficult 2008, most of 2009 showed a resurgence of equity markets throughout the world and proved once again that market conditions are truly cyclical. The economic climate began to recover during this time frame, resulting in a similar uptick in investor sentiment – although significant progress on a number of fronts still needs to occur.

In MassMutual's view, this improving market environment underscores the importance for you to focus on a long-term investment strategy designed to suit your investment time horizon and your tolerance for risk. Now may be an excellent time to consult with your financial professional to assess your overall retirement plan. Together, you can determine if any adjustments should be made to your overall portfolio or your contribution levels to help you reach your long-term financial goals.

Time-tested suggestions for retirement investors

Regardless of current market conditions, when devising your retirement planning strategy, it may help you to keep the following in mind:

  Retirement investing is a long-term proposition. If you're like most retirement investors, you won't be looking to liquidate your retirement funds in 2010. Even if you do begin to withdraw money this year, the majority of your assets will likely remain invested for many years to come. It's important to keep in mind that you're in it for the long term, even if retirement is approaching. Whenever short-term changes in the markets give you pause, try to remember that markets can and do suffer downturns, but have tended to regain value over time.
  Continue to invest. Making investments at regular intervals, regardless of market conditions, can help you to take advantage of market swings by buying more shares/units when prices are down, and fewer shares/units when prices are up.*
  Monitor your asset allocation and diversify. Stocks, bonds, and short-term/money market investments are asset classes that often behave differently, depending upon the economic and market environment. These broad asset classes include an even greater array of asset sub-categories (such as small-cap stocks, international stocks, and high-yield bonds). When determining the asset allocation for your retirement portfolio, remember that financial professionals often advise their clients to select a wide range of investments from different asset classes. We believe it is important to keep your tolerance for risk in mind when making your selections. Be sure to monitor your asset allocation regularly to ensure that it remains in line with your long-term financial goals and investment time horizon.*

* Systematic investing and asset allocation do not ensure a profit or protect against loss in a declining market. Systematic investing involves continuous investment in securities regardless of fluctuating price levels. Investors should consider their ability to continue investing through periods of low price levels.

(Continued)

1

MML Series Investment Fund II – President's Letter to Shareholders (Continued)

You're in it for the long term

While short-term changes in the markets or day-to-day events can be unsettling, MassMutual continually focuses on the long term and encourages investors to do the same. That's one reason why we believe doing business with MassMutual is the sign of a good decision.

The improvement in the investing environment over the past 10 months has shown us that changing market conditions have the potential to reward patient investors. In MassMutual's view, it's your long-term investment objectives that matter most. So be sure to look to your long-term goals whenever you consider making any changes to your account or your retirement planning strategy.

Thank you for your continued confidence in MassMutual.

Sincerely,

Richard J. Byrne
President

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 1/1/10 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

2

MML Series Investment Fund II – Economic and Market Review

December 31, 2009

Worldwide financial market conditions begin to improve after a rough start to the year

The year ended December 31, 2009 marked a time of transition for investment markets worldwide. As 2009 began, U.S. markets had already been battered for months by extreme economic conditions, including weakness in the housing market, scarcely available credit, the well-publicized meltdowns of some of Wall Street's most venerable companies, the struggles of U.S. automakers, high unemployment rates, and an extremely soft retail environment. Encouraging news in the economy and financial markets was hard to come by, and the environment mainly continued on its downward spiral until March 2009, when stocks worldwide kicked off a rally that ultimately drove most broad stock and bond indexes to one-year gains by the end of December.

Throughout the world, many economies began the slow recovery process — although some continued to struggle. For example, in Europe, the United Kingdom did especially well. Similarly, France and Germany unexpectedly pulled out of recession. Conversely, high-deficit euro countries, including Ireland and Greece, continued to suffer. Elsewhere, China's and Brazil's economies proved resilient and the Russian economy, which had slowed late in 2008, began to recover during the third quarter of 2009. Economic conditions in Turkey and Indonesia also began to turn around in April 2009, when emerging equity markets began to perform well.

In the U.S., although numerous economic challenges — such as high unemployment levels and struggling consumer confidence levels — continued to be a concern, a resurgence in equity markets seemed to point, for many, to an economy that was potentially on the road to recovery.

Market performance

Both bonds and equities were positive for the 12 months ended December 31, 2009, with notable outperformers in each of the two asset classes. The Dow Jones Industrial AverageSM (the "Dow"), a measure of blue-chip stock performance, advanced 18.82%. The S&P 500® Index (the "S&P 500"), a measure of U.S. large-cap stock performance, also gained traction for the year and returned 26.46%. Another winner in the equities category was the technology-heavy NASDAQ Composite® Index ("NASDAQ"), with its impressive 43.89% return. Worldwide equity markets significantly outperformed their U.S. counterparts. For example, the Morgan Stanley Capital International ("MSCI®") Europe, Australasia, Far East ("EAFE®") Index, a benchmark for foreign stocks in developed markets, advanced 31.78%. The clear winner, however, was the MSCI Emerging Markets Index, a benchmark that represents the performance of emerging stock markets throughout the world, which advanced a stunning 78.51% for the year ended December 31, 2009.

Investments in the fixed-income markets tended to trail their equity counterparts in 2009. One of the most closely monitored benchmarks in the fixed-income market, the Barclays Capital U.S. Aggregate Bond Index, a broad measure of the U.S. investment-grade bond markets, gained 5.93%. Treasury bills advanced slightly, gaining just 0.20% for the year, as measured by the Citigroup 3-Month Treasury Bill Index. But the star performer in the fixed-income arena was the Barclays Capital U.S. Corporate High-Yield Bond Index, a measure of the performance of fixed rate, non-investment-grade debt from corporate sectors, which returned 58.21% for the year. Trailing the group was the small-by-comparison 1.41% advance of the Barclays Capital U.S. 1-3 Year Government Bond Index, which measures the performance of U.S. government bonds with one to three years remaining to the scheduled payment of principal.*

First quarter of 2009: the tide begins to turn

As 2009 began, investors digested and reacted to economic events and news, but found few reasons for much optimism in January and February. President Obama's $787 billion economic stimulus package received approval from Congress in February and offered a variety of incentives, including tax cuts, infrastructure spending, and assistance for states. This had little effect on investor sentiment, however, as dismal news concerning unemployment, housing, available credit, and ongoing struggles of companies of all sizes in

*Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

3

MML Series Investment Fund II – Economic and Market Review (Continued)

a variety of sectors (particularly financial services and automobile makers) dominated the headlines. By early March, both the Dow and the S&P 500 had declined to lows not seen in well over a decade.

Almost unexpectedly, stocks staged a vigorous late-quarter rally that enabled major market benchmarks to trim their losses for the quarter and post solid gains for March. Investors finally seemed encouraged by actions taken by the U.S. government and governments worldwide, along with a handful of economic reports that signaled positive movement. Other news also surfaced to help the rally along, particularly the Federal Reserve's (the "Fed") announcement of the plan to buy $300 billion in long-term Treasury securities. Although the advances in late March were not enough to counteract the market declines of the first two months of the year — most stocks posted double-digit losses for the quarter and bonds posted mixed results overall — they did mark a significant turning point in the economic climate and helped to bring renewed optimism to investors who had been discouraged by the relentless market losses of the previous 12 to 15 months.

Encouraging signs continue in the second quarter of 2009

The stock market advanced substantially during the second quarter of 2009, although the rally lost some momentum in June. Share prices rose for much of the period on encouraging economic reports. During the quarter, headlines focused on the bankruptcies of automakers Chrysler and General Motors, but investors seemed to believe that the worst of the financial crisis had passed and generally overlooked bad news to focus on the "green shoots" of a potential economic recovery. The consistency of the advance was remarkable, as periods of decline in this environment were shallow and short-lived. Foreign stocks also turned in strong results during the second quarter, aided by gains in local share prices and a falling U.S. dollar. In the bond market, Treasury securities struggled, while riskier bonds outperformed. Rising yields sent Treasury prices lower (when yields rise, the prices of existing bonds fall — and vice versa) amid heightened concerns about the possibility of inflation becoming a greater threat due to increases in the money supply and borrowing required by the U.S. government's attempts to jump-start the economy. Despite the surge in Treasury yields, corporate bond spreads (the difference in yields between comparable bonds) narrowed considerably, reflecting increased demand and rising prices.

Some data releases during the second quarter of 2009 proved encouraging. One of those was durable goods orders, which surged by 1.8% in May, surprising economists who had expected a decline. May's increase was the third in four months and followed a similarly robust advance in April. Furthermore, one of the more closely watched releases, the Conference Board's Index of Leading Economic Indicators (LEI), rose by 1.2% in May, following a revised 1.1% increase in April. The two months of increases represented the best back-to-back performance of this measure since late 2001. As its name implies, this index is valued for its forward-looking ability — whereas many measures of economic activity (such as employment-related data) are lagging indicators, meaning they tend to follow, rather than forecast, economic trends.

Markets maintain momentum in the third quarter of 2009

U.S. stocks piled on more gains during the third quarter of 2009, as the market rally stretched into its seventh month (since March lows). After beginning the quarter on an uncertain note, equities benefited from a fresh burst of bullish enthusiasm around the middle of July, amid favorable prospects for second-quarter earnings. The pace of the advance slowed in August and September, but stock prices managed to work higher during both months, as investors drove double-digit gains in the most widely followed stock benchmarks for the second straight quarter. On a similar note, foreign stocks in developed markets kept pace with their domestic counterparts, receiving a boost from U.S. dollar weakness.

Risk-wary investors in the U.S. and abroad drove up prices for U.S. Treasury securities. Additionally, corporate bonds benefited from easing concerns about company balance sheets and earnings growth, which enabled the Barclays Capital U.S. Aggregate Bond Index to post a modest return for the quarter. Conversely, investors' pursuit of returns lifted the Barclays Capital U.S. Corporate High-Yield Bond Index to a double-digit gain of 14.22% for the three-month period. Short-term government bonds turned in some of the quarter's most modest results, but still managed to gain a bit of ground.

4

MML Series Investment Fund II – Economic and Market Review (Continued)

Fourth quarter of 2009 sees continued stock market gains; international concerns

U.S. stocks climbed higher in the final quarter of 2009, amid a growing consensus that the economy had begun to recover. (Held in check partly by a U.S. dollar rally in December, foreign stocks in developed markets lagged their domestic counterparts.) Reinforcing this belief was solid growth in third-quarter GDP (gross domestic product), which reflects the total value of goods and services produced in the United States. That said, the GDP estimate was revised to a lower level twice as the quarter progressed, from 3.5% to 2.8%, and finally to 2.2%. These revisions and some disappointing news on the housing market that surfaced later in the quarter may have helped slow the market's momentum from mid-November through the end of 2009. Elsewhere, bond market returns were generally subdued. The growing conviction that the U.S. economy was in the early stages of a recovery, fears of an eventual rebound in inflation, and an ample supply of securities — courtesy of auctions held by the U.S. Treasury to finance the federal government's deficit — converged to push Treasury bond yields higher and prices lower.

One note of great concern for financial markets worldwide occurred near the end of November, when Dubai World, a government-owned conglomerate and Dubai's largest corporate entity, threatened to delay, by six months, debt repayments in the amount of $26 billion. Ultimately, by the close of the month, Dubai World announced the restructuring of that debt — generally easing a great deal of international tension, although concerns remained as the year came to a close (and the restructuring process was still underway).

As 2009 came to a close, it remained to be seen whether or not the economic growth that was evident in the latter part of the year would pave the way for similar growth in 2010. Concerns lingered over both the future spending ability of the U.S. consumer — who still appeared to be primarily concerned with paying down debt and stockpiling cash — and the state of the housing market, which had begun to show signs of bottoming at the end of 2009. On the other hand, consumer confidence, as measured by the Conference Board Consumer Confidence Index, saw an uptick in both November and December 2009, leading some to enter 2010 with restrained optimism regarding the near-term prospects for the U.S. economy.

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 1/1/10 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

5

MML Inflation–Protected and Income Fund – Portfolio Manager Report

What is the investment objective of MassMutual Inflation-Protected and Income Fund, and who is the Fund's subadviser?
The Fund seeks to achieve as high a total rate of real return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital. The Fund will normally invest at least 80% of its net assets in inflation-indexed bonds and other income-producing securities. The Fund may invest up to 20% of its assets in non-U.S. holdings, but will normally (though it will not necessarily) hedge foreign currency risk back to the U.S. dollar. The Fund's subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended December 31, 2009?
The Fund's Initial Class shares returned 11.17%, underperforming the 11.41% return of the Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) (the "benchmark"), an unmanaged index that measures the broad performance of U.S. Treasury inflation-indexed bonds.

How do inflation-indexed bonds protect against inflation?
Like many other fixed-income securities, inflation-indexed bonds pay income twice a year, based on a fixed coupon rate. However, both the principal and the interest payment are adjusted for the level of inflation. The inflation rate — as measured by the Consumer Price Index ("CPI") — results in an adjustment to the principal amount of an inflation-protected security. The coupon rate is then applied to the adjusted principal amount to determine the interest payment. For example, assuming an inflation rate of 3%, a security with a par value of $1,000 and an annual coupon rate of 1.75%, the adjusted principal amount after one year would be $1,030 ($1,000 increased by 3%). The semi-annual interest payment would be calculated by multiplying $1,030 by 1.75% and dividing by 2, instead of using the original $1,000 par value to calculate the amount of interest.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2009, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund's performance
Treasury Inflation Protected Securities ("TIPS") rose in 2009 and finished strong through year-end. Breakeven inflation rates (i.e., the yield differential between nominal Treasuries and TIPS) continued their recovery from their 2008 lows back to recent historic averages. The Fund entered the fourth quarter of 2009 with the TIPS portfolio fully invested in the market, based upon a conviction that TIPS could perform well in an improving economic scenario and in an environment where the value of the U.S. dollar continued to deteriorate.

Several positive factors affected the Fund's performance throughout 2009. Our index-replication strategy returns were within 2% to 4% (+/-) of the benchmark returns each month in 2009. The Fund's investments in fixed-income securities other than TIPS did especially well in 2009 and exceeded our expectations for this group, which included money market securities, corporate bonds, and asset-backed securities. Corporate inflation-protected securities also benefited the Fund, led by Morgan Stanley, CIT, and Pacific Life.

Conversely, the greatest negative factor affecting the Fund's full-year performance was the fact that the portfolio did not hold an overweight position, relative to the benchmark, in fixed-income securities other than TIPS. We could have improved returns and generated additional income had we been more fully invested there.

Subadviser outlook
As a result of the significant rally in valuations throughout 2009, we approach 2010 with a balanced view of the TIPS market. Unprecedented global stimulus has led to GDP (gross domestic product, which reflects the total value of goods and services produced in the U.S.) growth in several countries, while higher commodity prices, such as gold and oil, have bolstered CPI and inflation expectations.

In our view, economic indicators point to excess capacity, a retrenched consumer, sustained high unemployment, and continued weakness in housing prices — all providing ample deflationary indicators that potentially serve to moderate inflationary pressures.

6

MML Inflation–Protected and Income Fund – Portfolio Manager Report (Continued)

We continue to "benchmark weight" the TIPs within the portfolio, and will adopt tactical overweight or underweight positions should opportunities arise. Due to relatively tight yield differentials and our belief that we are reaching a point in the cycle where rising short rates are no longer completely out of the question, we expect to tightly monitor the differences in yields among the securities in the Fund as 2010 progresses.

MML Inflation-Protected and Income Fund Quality Structure (% of Net Assets) on 12/31/09 (Unaudited)
U.S. Government, Aaa/AAA	113.7%
Aa/AA	3.6%
A/A	5.5%
Baa/BBB	1.1%
Total Long-Term Investments	123.9%
Short-Term Investments and Other Assets and Liabilities	(23.9)%
Net Assets	100.0%

7

MML Inflation–Protected and Income Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Inflation-Protected and Income Fund Initial Class and the Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L).

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Five Year Average Annual 1/1/05 - 12/31/09	Since Inception Average Annual 8/30/02 - 12/31/09
Initial Class	11.17%	3.24%	4.44%
Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	11.41%	4.63%	5.87%	+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Hypothetical Investments in MML Inflation-Protected and Income Fund Service Class and the Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Since Inception Average Annual 8/15/08 - 12/31/09
Service Class	10.87%	1.55%
Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	11.41%	2.55%	++

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

+ From 9/1/02.

++ From 9/1/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

8

MML Enhanced Index Core Equity Fund – Portfolio Manager Report

What is the investment objective of MML Enhanced Index Core Equity Fund, and who is the Fund's subadviser?
The Fund's investment objective is to outperform the total return performance of its benchmark index, the S&P 500® Index, while maintaining risk characteristics similar to those of the benchmark. Under normal market conditions, the Fund will invest substantially all (but no less than 80%) of its net assets in common stocks of companies whose market capitalizations, at the time of purchase, are included in the range of companies in the S&P 500 Index. The Fund's subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended December 31, 2009?
The Fund's Initial Class shares returned 23.99%, trailing the 26.46% return of the S&P 500 Index (the "benchmark"), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2009, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund's performance
The Fund had very favorable absolute performance in 2009, despite its underperformance of the benchmark on a relative basis. The best equity performers of 2009 had the following characteristics: small cap, high beta, negative earnings, and poor balance sheets. These were the companies that had the most to gain from an economic recovery. The Fund's quantitative models favor companies with improving fundamentals, good valuations, and a positive growth trend (among other factors). The Fund's valuation factors did poorly in 2009, as earnings projections were questioned. Its growth factors also turned in less-than-favorable results, since the companies that had been managing to grow during the financial crisis turned out to be the laggards of 2009. The Fund's trend of following analyst estimates of earnings changes also failed to support Fund performance throughout the year.

Although the Fund faced numerous challenges, there were factors in our models that performed well in 2009, such as cyclically adjusted price/earnings (PE) and some of our cash flow variables. Unfortunately, these did not perform well enough to compensate for the losses sustained as a result of most of the factors in the model.

In late 2008, we had increased the Fund's exposure to companies with more book value, on the belief that book value holds up better than earnings during a crisis. Investors often over-extrapolate trends, but the value of company assets maintains value. This approach helped the portfolio in 2009, as price-to-book was one of the best-performing value factors. It was not enough, however, to overcome the detrimental effects of the other factors in the model. Finally, as a result of our ongoing research, we developed a new composite factor for the Fund — one designed to do particularly well during turning points in the economic cycle.

Subadviser outlook
As financial institutions become better capitalized, in our view, they'll no longer have a disproportionate need to hold highly rated debt securities. Consequently, they may see some of the highest-rated securities in the triple-A and double-A range as overvalued. The ability and desire to sell these securities may lead financial institutions to move out of these investments into other risk assets. The degree to which financial institutions embrace risk will depend on how long the Federal Reserve keeps short-term interest rates at essentially zero — and how long the U.S. government is willing to keep propping up the economy with huge transfer payments.

The equity market is still characterized by poor valuations and weak fundamentals, but abundant liquidity. We believe that it is likely that volatility will pick up in 2010, as uncertainty about the timing of the end of low interest rates and the end of government stimulus becomes more of a focus. Our view is that the higher-quality stocks that have good balance sheets, good growth trends, and improving fundamentals will perform better than the lower-quality equities that outperformed in 2009.

"Standard & Poor's®," "S&P®," "S&P 500®," "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

9

MML Enhanced Index Core Equity Fund – Portfolio Manager Report (Continued)

MML Enhanced Index Core Equity Fund Largest Holdings (% of Net Assets) on 12/31/09 (Unaudited)
Exxon Mobil Corp.	3.4%
Microsoft Corp.	2.8%
Pfizer, Inc.	2.1%
International Business Machines Corp.	2.0%
Apple, Inc.	1.9%
Johnson & Johnson	1.8%
JP Morgan Chase & Co.	1.8%
AT&T, Inc.	1.8%
General Electric Co.	1.7%
The Procter & Gamble Co.	1.7%
21.0%

MML Enhanced Index Core Equity Fund Sector Table (% of Net Assets) on 12/31/09 (Unaudited)
Consumer, Non-cyclical	23.1%
Technology	15.7%
Financial	14.0%
Communications	11.7%
Energy	10.7%
Industrial	10.2%
Consumer, Cyclical	8.2%
Utilities	3.3%
Basic Materials	3.2%
Diversified	0.1%
Total Long-Term Investments	100.2%
Short-Term Investments and Other Assets and Liabilities	(0.2)%
Net Assets	100.0%

10

MML Enhanced Index Core Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Enhanced Index Core Equity Fund Initial Class and the S&P 500 Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Five Year Average Annual 1/1/05 - 12/31/09	Since Inception Average Annual 5/1/01 - 12/31/09
Initial Class	23.99%	-0.09%	0.22%	*
S&P 500 Index	26.46%	0.42%	0.59%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION*

Hypothetical Investments in MML Enhanced Index Core Equity Fund Service Class and the S&P 500 Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Since Inception Average Annual 8/15/08 - 12/31/09
Service Class	23.86%	-9.04%
S&P 500 Index	26.46%	-7.66%	+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION*

* Please note, while the Fund commenced operations on May 1, 2001, it did not commence investment operations until May 2, 2001.

+ From 9/1/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

11

MML Small Cap Equity Fund – Portfolio Manager Report

What is the investment objective of MML Small Cap Equity Fund, and who is the Fund's subadviser?
The Fund seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of smaller companies. The Fund's subadviser is OppenheimerFunds, Inc. (OFI). Effective May 1, 2009, MML Small Company Opportunities Fund was merged into MML Small Cap Equity Fund.

How did the Fund perform during the 12 months ended December 31, 2009?
The Fund's Initial Class shares returned 36.55%, outperforming the 27.17% return of the Russell 2000® Index (the "benchmark"), a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2009, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund's performance
In early 2009, the Fund's bottom-up stock selection models modestly contributed to its performance in January and February, but strongly drove results in March. During the period, the Fund held overweight positions relative to the benchmark in cyclical sectors such as technology, consumer discretionary, and industrials — with underweight positions in non-cyclical sectors such as consumer staples, health care, and utilities. In addition, the Fund's models helped us make the decision to hold underweight positions in companies with high degrees of leverage, such as financial stocks. That move proved beneficial, as the financials sector was the worst performer in the benchmark during the first quarter of 2009.

As 2009 progressed, positive stock selection became the most important factor, most notably in industrials, financials, consumer discretionary, and materials. The Fund's sector weightings in these stock groups also benefited relative performance, as underweight positions in financial and utilities stocks — and lower-than-benchmark weights in consumer discretionary and information technology names — were positive factors during this time frame. Relative overweight positions tell the story of the top five contributors to performance. Indeed, Temple-Inland Inc., Ashland Inc., AK Steele, Wyndham Worldwide, and CommScope Inc. each doubled in value during the second quarter of 2009. Conversely, our underweight positions in standout performers Dendreon Corp., Palm, and Data Domain Inc. were the largest detractors from relative performance during the second quarter.

Many investors spent the better parts of the second and third quarters of 2009 buying cyclical stocks and credit-sensitive companies in anticipation of recovery. During the fourth quarter of 2009, however, we saw the stock market begin to shift emphasis to higher-quality companies, based on fundamentals, in defensive as well as cyclical industries.

For the full year, the Fund benefited from an underweight position in the financials sector and an overweight position in the information technology and consumer discretionary sectors. Stock selection was positive within nine out of 10 economic sectors. The most notable stock results for the 12-month period came from Fund holdings within the industrials, consumer discretionary, and information technology sectors.

Subadviser outlook
We continue to believe that many overleveraged and highly cyclical companies have run too far, too fast. Though recent economic data have improved from dismal levels, consumer and institutional balance sheets will take years to fully repair. This repair work could dampen economic growth generally and, more specifically, limit the near-term growth potential for smaller companies that depend heavily on bank credit lines to fund expansion or operations.

We remain focused on higher-quality companies that, in our view, are better positioned to take market share and generate stronger profit margins than are weaker players that are incapable of reinvesting sufficient capital into their businesses. This aligns perfectly with the Fund's investment philosophy and process, as we search through the entire market to identify and invest in what we see as the best opportunities across economic sectors.

12

MML Small Cap Equity Fund – Portfolio Manager Report (Continued)

MML Small Cap Equity Fund Largest Holdings (% of Net Assets) on 12/31/09 (Unaudited)
Blue Coat Systems, Inc.	1.2%
Health Management Associates, Inc. Class A	1.0%
Tractor Supply Co.	0.9%
Gardner Denver, Inc.	0.9%
Mid-America Apartment Communities, Inc.	0.9%
BE Aerospace, Inc.	0.8%
Capella Education Co.	0.8%
The Hanover Insurance Group, Inc.	0.7%
Old Dominion Freight Line, Inc.	0.7%
MarkWest Energy Partners, LP	0.7%
8.6%

MML Small Cap Equity Fund Sector Table (% of Net Assets) on 12/31/09 (Unaudited)
Consumer, Non-cyclical	22.2%
Financial	18.0%
Industrial	15.5%
Consumer, Cyclical	13.9%
Technology	10.3%
Communications	9.5%
Energy	3.6%
Basic Materials	3.3%
Utilities	3.2%
Mutual Funds	0.0%
Total Long-Term Investments	99.5%
Short-Term Investments and Other Assets and Liabilities	0.5%
Net Assets	100.0%

13

MML Small Cap Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Small Cap Equity Fund Initial Class and the Russell 2000 Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Five Year Average Annual 1/1/05 - 12/31/09	Ten Year Average Annual 1/1/00 - 12/31/09
Initial Class	36.55%	-1.68%	3.81%
Russell 2000 Index	27.17%	0.51%	3.51%

GROWTH OF $10,000 INVESTMENT FOR PAST TEN YEARS

Hypothetical Investments in MML Small Cap Equity Fund Service Class and the Russell 2000 Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Since Inception Average Annual 8/15/08 - 12/31/09
Service Class	36.22%	-9.16%
Russell 2000 Index	27.17%	-10.33%	+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

+ From 9/1/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

14

MML Strategic Emerging Markets Fund – Portfolio Manager Report

What is the investment objective of MML Strategic Emerging Markets Fund, and who is the Fund's subadviser?
The Fund seeks long-term capital growth by normally investing at least 80% of its net assets in investments tied economically to emerging market countries. The Fund defines an emerging market country as one whose economy or markets are generally considered emerging or developing, and is not classified as a developed country according to MSCI (Morgan Stanley Capital International) Barra. The Fund's subadviser is Baring International Investment Limited (Baring).

How did the Fund perform during the 12 months ended December 31, 2009?
The Fund's Service Class I shares returned 79.18%, outpacing the 78.51% return of the Morgan Stanley Capital International Emerging Markets (MSCI® EM) Index (the "benchmark"), an unmanaged market capitalization-weighted index of equity securities of companies domiciled in various countries. The index is designed to represent the performance of emerging stock markets throughout the world and excludes certain market segments unavailable to U.S.-based investors.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2009, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund's performance
During the first part of 2009, markets fell and the secondary impact of the 2008 financial crisis became apparent in the global economy. A sharp slowdown in economic activity across the world was characterized by rapidly falling international trade volumes and rising unemployment levels. At the same time, continuing deleveraging (debt reduction) and risk aversion in credit markets caused stress on both companies and countries with significant short-term debt. However, from the second quarter of 2009, the impact of substantial fiscal and monetary stimulus around the world caused credit costs to fall and drove a powerful turnaround in projected earnings from emerging market companies. Overall, the global emerging market equity asset class performed well in the last nine months of 2009.

The portfolio benefited from overweight positions relative to the benchmark at the country allocation level in Russia, Indonesia, Turkey, and Brazil — and from underweight positions in Central Europe and Korea. Conversely, the Fund's underweight position in India detracted from performance.

Holdings that significantly contributed to performance for 2009 included consumer-focused holdings Wimm-Bill-Dann (food and beverage, Russia) and PDG Realty (homebuilder, Brazil). Falling interest rates also drove the returns of some of the financial holdings in the portfolio, with Bank Mandiri (Indonesia), Turkiye Halk Bankasi (Turkey), and Grupo Financiero Banorte (Mexico) all performing strongly. Stocks in the Brazilian ferrous industry also contributed to the Fund's performance for the year: these included Vale (iron ore mining) and Usiminas (steel).

At the sector level, more economically cyclical sectors in which the Fund held overweight positions — such as materials, consumer discretionary, and financials — outperformed, while more defensive sectors, such as utilities and health care, underperformed. Interestingly, materials significantly outperformed energy, driven in part by precious metals, as the price of gold exceeded $1,000 per ounce during 2009.

Subadviser outlook
Going forward, the prospects for the global economy contain much that is uncertain, but also much that is positive. Economic growth in emerging markets remains strong, led particularly by China and India, while the U.S. and eurozone economies show steady signs of recovery. Our view is that the strong purchasing power of emerging market governments and consumers, and also of U.S. companies, should drive demand.

Overall, our outlook remains one in which a strengthening global economy, positive revisions to earnings estimates, and low developed market policy interest rates could prove supportive for emerging equity markets. Returns from the asset class have correlated in the past with developed markets' leading economic indicators. Consequently, continued economic improvement, particularly in the U.S., may bode well for emerging markets in 2010.

15

MML Strategic Emerging Markets Fund – Portfolio Manager Report (Continued)

MML Strategic Emerging Markets Fund Largest Holdings (% of Net Assets) on 12/31/09 (Unaudited)
Samsung Electronics Co., Ltd.	5.5%
Vale SA Sponsored ADR (Brazil)	5.3%
Petroleo Brasileiro SA Sponsored ADR (Brazil)	3.9%
Naspers Ltd.	3.3%
China Mobile Ltd. Sponsored ADR (Hong Kong)	2.8%
America Movil SAB de C.V. Sponsored ADR (Mexico)	2.4%
Gazprom OAO Sponsored ADR (Russia)	2.4%
Industrial & Commercial Bank of China	2.3%
China Construction Bank Corp. Class H	2.3%
Turkiye Halk Bankasi AS	2.3%
32.5%

MML Strategic Emerging Markets Fund Country Weightings (% of Net Assets) on 12/31/09 (Unaudited)
Brazil	14.2%
Republic of Korea	12.5%
Taiwan	10.5%
Russia	10.3%
China	8.3%
Indonesia	6.4%
Hong Kong	5.6%
India	5.2%
Cayman Islands	5.1%
Turkey	4.2%
South Africa	3.3%
Mexico	3.3%
Bermuda	2.4%
Channel Islands	2.0%
Egypt	1.6%
United Kingdom	1.5%
Netherlands	1.0%
Singapore	0.8%
Luxembourg	0.4%
Peru	0.3%
Israel	0.3%
Total Long-Term Investments	99.2%
Short-Term Investments and Other Assets and Liabilities	0.8%
Net Assets	100.0%

16

MML Strategic Emerging Markets Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Strategic Emerging Markets Fund Service Class I and the MSCI EM Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Since Inception Average Annual 8/27/08 - 12/31/09
Service Class I	79.18%	13.42%
MSCI EM Index	78.51%	4.93%	+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Hypothetical Investments in MML Strategic Emerging Markets Fund Class II and the MSCI EM Index.

TOTAL RETURN
Since Inception 5/1/09 - 12/31/09
Class II	54.06%
MSCI EM Index	51.60%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

+ From 9/1/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI EM Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

17

MML China Fund – Portfolio Manager Report

What is the investment objective of MML China Fund, and who is the Fund's subadviser?
The Fund seeks to achieve long-term capital growth of assets by normally investing at least 80% of its net assets in investments of companies located in China. A company generally is considered to be located in China if it is tied economically to China, as determined by the Fund's subadviser. The Fund's subadviser is Baring International Investment Limited (Baring).

How did the Fund perform during the 12 months ended December 31, 2009?
The Fund's Service Class I shares returned 70.10%, outperforming the 62.29% return of the Morgan Stanley Capital International China (MSCI® China) Index (the "benchmark"), an unmanaged market capitalization-weighted index of Chinese companies available to non-domestic investors.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2009, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund's performance
At the beginning of 2009, we held a strong belief that China would be one of the first economies to recover from the global financial market turmoil. The government's unprecedented effort in boosting infrastructure spending and loosening monetary policy, coupled with the underleveraged balance sheets of the consumer and corporate sectors, successfully buffered the sharp export decline during the first quarter. Gross domestic product (GDP) growth was expected to exceed the 2009 policy target of 8%. (GDP reflects the total value of goods and services produced in the United States.) Our investment strategy for the year was to focus on companies that could deliver strong earnings surprises. Consequently, we rebuilt positions in selective mid-cap stocks, which we believed would deliver much stronger earnings growth than the overall market.

Based on our view of government policy, we positioned the portfolio to have an overweight stake relative to the benchmark in the consumer sector, which was becoming a key driver in China's economic growth. However, we remained cautious of those consumer staples companies with high price-to-earnings multiples. Throughout the year, the Fund remained biased towards quality companies with good cash flow and balance sheet strength, which we expected would also benefit from the secular demand growth that would result from consumption and infrastructure spending in China.

Thanks to our bottom-up stock selection process (bottom-up models focus on individual stock selection) and our orientation to the policy-sensitive sectors, the Fund delivered strong performance, both in absolute terms and relative to the benchmark. The largest sector contributions came from the portfolio's underweight position in telecommunications and its overweight position in consumer discretionary. Additionally, our stock selection in financials and consumer staples helped drive the Fund's full-year results.

Subadviser outlook
Going into 2010, the Year of the Tiger in China, which symbolizes dynamism and short-term bursts of energy, we look forward to a period of continued economic strength, which may be somewhat marred by potentially greater volatility based on fears specific to policy tightening. Overall, we expect that the sound growth fundamentals of China will continue to attract new money from both global and regional investors. However, we also believe that the liquidity-driven rally that ran throughout 2009 is already behind us — and that 2010 is the year for investors to make a difference through clear asset allocation and judicious stock selection. In our view, the companies that can deliver stronger-than-expected growth will be rewarded by the market in the Year of the Tiger.

As we head into 2010, we remain bullish on China's long-term growth prospects, with positive views of the consumer discretionary, materials, information technology, and insurance sectors. Conversely, we are neutral to negative on the prospects for the telecommunications, utilities, and consumer staples sectors — due to their lower sensitivity to economic recovery. Furthermore, we are aware of the looming inflationary pressures and the potential for modification in monetary policy. However, we believe that Chinese stock market valuations remain reasonable and earnings revisions point to the potential for positive results in 2010.

Against this macroeconomic backdrop, we have positioned the portfolio to hold a pro-growth stance. Despite higher market volatility, we believe that any "corrections" that may occur in 2010 merely present us with good opportunities to accumulate positions in the portfolio.

18

MML China Fund – Portfolio Manager Report (Continued)

MML China Fund Largest Holdings (% of Net Assets) on 12/31/09 (Unaudited)
China Construction Bank Corp. Class H	6.6%
China Shenhua Energy Co. Ltd.	5.2%
China Life Insurance Co. Ltd.	5.0%
CNPC Hong Kong Ltd.	4.2%
Ping An Insurance Group Co. of China Ltd.	3.4%
Ctrip.com International Ltd. ADR	2.9%
Lenovo Group Ltd.	2.5%
China Mobile Ltd.	2.5%
China Taiping Insurance Holdings Co. Ltd.	2.4%
Tencent Holdings Ltd.	2.4%
37.1%

MML China Fund Country Weightings (% of Net Assets) on 12/31/09 (Unaudited)
China	45.4%
Hong Kong	22.4%
Cayman Islands	21.9%
Bermuda	6.7%
Singapore	1.8%
Total Long-Term Investments	98.2%
Short-Term Investments and Other Assets and Liabilities	1.8%
Net Assets	100.0%

19

MML China Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML China Fund Service Class I and the MSCI China Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Since Inception Average Annual 8/27/08 - 12/31/09
Service Class I	70.10%	19.83%
MSCI China Index	62.29%	11.28%	+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Hypothetical Investments in MML China Fund Class II and the MSCI China Index.

TOTAL RETURN
Since Inception 5/1/09 - 12/31/09
Class II	51.01%
MSCI China Index	44.18%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

+ From 9/1/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI China Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

20

MML Inflation-Protected and Income Fund – Portfolio of Investments

	Principal Amount	Value
BONDS & NOTES – 123.9%
CORPORATE DEBT – 15.7%
Banks – 1.9%
Citibank NA FRN 0.401% 3/30/11	$1,750,000	$1,755,131
PNC Funding Corp. FRN 0.490% 4/01/12	1,500,000	1,507,703
State Street Bank and Trust Co. FRN 0.454% 9/15/11	1,750,000	1,757,675
Union Bank NA FRN 0.454% 3/16/12	1,750,000	1,758,969
Wells Fargo & Co. FRN 0.474% 6/15/12	1,500,000	1,510,005
		8,289,483
Beverages – 0.5%
Diageo Finance BV 3.875% 4/01/11	1,250,000	1,290,178
PepsiAmericas, Inc. 5.625% 5/31/11	1,000,000	1,055,397
		2,345,575
Chemicals – 0.7%
The Dow Chemical Co. FRN 2.525% 8/08/11	2,000,000	2,035,280
Praxair, Inc. FRN 0.346% 5/26/10	1,320,000	1,320,966
		3,356,246
Computers – 0.5%
Hewlett-Packard Co. FRN 1.306% 5/27/11	2,000,000	2,027,328
Cosmetics & Personal Care – 0.4%
Procter & Gamble International Funding SCA FRN 0.285% 5/07/10	2,000,000	1,999,094
Diversified Financial – 6.6%
American Honda Finance Corp. (a) 2.757% 6/02/11	1,283,639	2,049,146
BlackRock, Inc. 2.250% 12/10/12	700,000	696,935
General Electric Capital Corp. FRN 1.187% 12/09/11	556,283	2,547,355
General Electric Capital Corp. 3.500% 8/13/12	1,000,000	1,020,634
The Goldman Sachs Group, Inc. FRN 0.551% 6/28/10	1,350,000	1,351,547
The Goldman Sachs Group, Inc. 1.625% 7/15/11	2,125,000	2,144,006
John Deere Capital Corp. FRN 0.706% 2/26/10	1,000,000	1,000,679
JP Morgan Chase & Co. FRN 0.347% 2/23/11	1,225,000	1,232,323
JP Morgan Chase & Co. FRN 0.454% 1/17/11	1,350,000	1,349,699
JP Morgan Chase & Co. FRN 0.484% 6/15/12	1,850,000	1,863,270
JP Morgan Chase & Co. 2.625% 12/01/10	1,750,000	1,784,402
Morgan Stanley FRN 0.454% 3/13/12	1,750,000	1,759,331
Morgan Stanley FRN 0.554% 2/10/12	2,500,000	2,517,242
Morgan Stanley FRN 0.710% 5/01/14	1,525,000	1,421,620
Morgan Stanley FRN 0.714% 3/01/16	1,200,000	1,077,912
Morgan Stanley Series C FRN 1.064% 11/01/13	4,156,000	4,015,777
National Rural Utilities Cooperative Finance Corp. 2.625% 9/16/12	500,000	503,105
Toyota Motor Credit Corp. FRN 0.384% 7/19/10	1,025,000	1,024,276
		29,359,259
Electric – 0.2%
Virginia Electric and Power Co., Series B 4.500% 12/15/10	1,000,000	1,028,444
Foods – 0.6%
General Mills, Inc. 6.000% 2/15/12	1,500,000	1,619,514
Kraft Foods, Inc. 5.625% 11/01/11	1,000,000	1,062,065
		2,681,579
Health Care — Products – 0.2%
Baxter FinCo BV 4.750% 10/15/10	1,000,000	1,032,087
Insurance – 1.2%
Metropolitan Life Global Funding I (a) 2.875% 9/17/12	500,000	503,923
Pacific Life Global Funding VRN (a) 0.890% 2/06/16	5,000,000	4,676,450
		5,180,373
Multi-National – 0.5%
International Bank for Reconstruction & Development FRN 5.710% 12/10/13	2,105,000	2,078,898
Oil & Gas – 0.3%
Shell International Finance BV 1.300% 9/22/11	1,250,000	1,253,226
Pharmaceuticals – 1.0%
Merck & Co., Inc. 1.875% 6/30/11	2,000,000	2,018,844
Pfizer, Inc. FRN 2.204% 3/15/11	1,100,000	1,125,404
Wyeth VRN 6.950% 3/15/11	1,216,000	1,299,007
		4,443,255
Telecommunications – 1.1%
AT&T Corp. 7.300% 11/15/11	1,250,000	1,376,338
Cellco Partnership/ Verizon Wireless Capital LLC FRN 2.869% 5/20/11	2,000,000	2,067,872
Telefonica Emisiones SAU FRN 0.609% 2/04/13	1,275,000	1,255,171
		4,699,381
TOTAL CORPORATE DEBT (Cost $66,795,508)		69,774,228

The accompanying notes are an integral part of the financial statements.

21

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
NON-U.S. GOVERNMENT AGENCY OBLIGATIONS – 11.4%
Automobile ABS – 3.2%
Bank of America Auto Trust, Series 2009-3A, Class A2 (a) 0.890% 4/15/12	$1,150,000	$1,149,664
Bank of America Auto Trust, Series 2009-2A, Class A2 (a) 1.160% 2/15/12	875,000	876,935
Bank of America Auto Trust, Series 2009-1A, Class A2 (a) 1.700% 12/15/11	925,000	929,456
BMW Vehicle Lease Trust, Series 2009-1, Class A1 0.792% 6/15/10	1,034	1,036
BMW Vehicle Lease Trust, Series 2009-1, Class A2 2.040% 4/15/11	1,125,000	1,130,368
BMW Vehicle Owner Trust, Series 2006-A, Class A4 5.070% 8/25/11	178,132	181,688
Carmx Auto Owner Trust, Series 2009-2, Class A2 0.930% 6/15/12	1,075,000	1,073,567
Harley-Davidson Motorcycle Trust, Series 2007-2, Class A3 5.100% 5/15/12	1,214,512	1,225,098
Honda Auto Receivables Owner Trust, Series 2007-3, Class A3 FRN 0.413% 2/15/11	113,391	113,373
Honda Auto Receivables Owner Trust, Series 2009-3, Class A2 1.500% 8/15/11	1,300,000	1,305,371
Merrill Auto Trust Securitization, Series 2007-1, Class A3 FRN 0.283% 3/15/11	251,651	251,548
Nissan Auto Lease Trust, Series 2009-A, Class A1 1.043% 6/15/10	247,753	247,818
Nissan Auto Lease Trust, Series 2009-A, Class A2 2.010% 4/15/11	850,000	854,544
USAA Auto Owner Trust, Series 2009-2, Class A2 0.740% 3/15/12	1,250,000	1,248,042
USAA Auto Owner Trust, Series 2008-3, Class A2 3.580% 3/15/11	265,394	265,594
USAA Auto Owner Trust, Series 2008-1, Class A3 4.160% 4/16/12	466,706	473,083
USAA Auto Owner Trust, Series 2008-3, Class A3 4.280% 10/15/12	350,000	357,694
USAA Auto Owner Trust, Series 2008-2, Class A3 4.640% 10/15/12	400,277	409,616
USAA Auto Owner Trust, Series 2006-1, Class A4 5.040% 12/15/11	1,117,765	1,122,651
Volkswagen Auto Lease Trust, Series 2009-A, Class A2 2.870% 7/15/11	1,246,913	1,256,852
		14,473,998
Credit Card ABS – 0.8%
Chase Issuance Trust, Series 2005-A8, Class A8 FRN 0.273% 10/15/12	1,650,000	1,647,121
Chase Issuance Trust, Series 2009-A4, Class A4 FRN 0.983% 6/15/12	800,000	801,597
Chase Issuance Trust, Series 2009-A5, Class A5 FRN 1.033% 6/15/12	1,150,000	1,152,552
		3,601,270
Student Loans ABS – 7.2%
Access Group, Inc., Series 2003-1, Class A2 FRN 0.511% 12/27/16	565,136	563,915
Chase Education Loan Trust, Series 2007-A, Class A1 FRN 0.261% 3/28/17	1,115,020	1,104,539
Nelnet Student Loan Trust, Series 2002-1, Class A2 FRN 0.432% 5/25/27	1,042,911	1,016,485
SLC Student Loan Trust, Series 2006-1, Class A2 FRN 0.254% 6/15/15	538,195	537,229
SLM Student Loan Trust, Series 2007-2, Class A1 FRN 0.262% 4/25/14	456,686	456,299
SLM Student Loan Trust, Series 2007-3, Class A1 FRN 0.272% 10/27/14	397,118	396,597
SLM Student Loan Trust, Series 2006-5, Class A2 FRN 0.272% 7/25/17	1,080,822	1,080,540
SLM Student Loan Trust, Series 2006-6, Class A1 FRN 0.272% 10/25/18	263,748	262,761
SLM Student Loan Trust, Series 2007-1, Class A2 FRN 0.282% 1/25/16	778,214	776,599
SLM Student Loan Trust, Series 2006-8, Class A2 FRN 0.282% 10/25/16	191,790	191,414
SLM Student Loan Trust, Series 2006-9, Class A2 FRN 0.282% 4/25/17	94,006	93,819
SLM Student Loan Trust, Series 2006-2, Class A2 FRN 0.292% 10/26/15	2,279	2,278
SLM Student Loan Trust, Series 2006-7, Class A3 FRN 0.302% 7/25/18	18,720	18,670

The accompanying notes are an integral part of the financial statements.

22

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SLM Student Loan Trust, Series 2005-10, Class A3 FRN 0.332% 10/25/16	$2,069,065	$2,065,784
SLM Student Loan Trust, Series 2005-2, Class A4 FRN 0.362% 4/25/17	359,449	358,077
SLM Student Loan Trust, Series 2006-3, Class A4 FRN 0.362% 7/25/19	1,375,000	1,352,867
SLM Student Loan Trust, Series 2005-1, Class A2 FRN 0.362% 4/27/20	164,135	162,028
SLM Student Loan Trust, Series 2004-10, Class A3 FRN 0.372% 10/25/16	5,482	5,481
SLM Student Loan Trust, Series 2005-7, Class A2 FRN 0.372% 4/25/22	525,790	523,258
SLM Student Loan Trust, Series 2005-6, Class A4 FRN 0.372% 4/25/22	88,001	87,480
SLM Student Loan Trust, Series 2005-8, Class A2 FRN 0.372% 7/25/22	1,488,875	1,478,664
SLM Student Loan Trust, Series 2007-7, Class A1 FRN 0.422% 10/25/12	79,144	79,072
SLM Student Loan Trust, Series 2004-7, Class A4 FRN 0.432% 1/25/17	226,734	226,455
SLM Student Loan Trust, Series 2002-6, Class A4L FRN 0.434% 3/15/19	1,487,483	1,480,009
SLM Student Loan Trust, Series 2007-6, Class A1 FRN 0.452% 4/27/15	1,256,871	1,254,185
SLM Student Loan Trust, Series 2003-6, Class A4 FRN 0.454% 12/17/18	133,541	132,837
SLM Student Loan Trust, Series 2003-7, Class A4 FRN 0.454% 3/15/19	1,264,636	1,261,479
SLM Student Loan Trust, Series 2003-5, Class A4 FRN 0.464% 12/17/18	385,806	385,061
SLM Student Loan Trust, Series 2003-3, Class A4 FRN 0.474% 12/15/17	507,415	505,216
SLM Student Loan Trust, Series 2007-7, Class A2 FRN 0.482% 1/25/16	315,000	313,063
SLM Student Loan Trust, Series 2008-1, Class A1 FRN 0.532% 7/25/13	977,610	976,906
SLM Student Loan Trust, Series 2007-6, Class A2 FRN 0.532% 1/25/19	200,000	197,329
SLM Student Loan Trust, Series 2008-2, Class A1 FRN 0.582% 1/25/15	799,759	799,056
SLM Student Loan Trust, Series 2008-6, Class A1 FRN 0.682% 10/27/14	2,077,603	2,078,644
SLM Student Loan Trust, Series 2004-10, Class A4A FRN (a) 0.682% 7/27/20	2,150,000	2,144,625
SLM Student Loan Trust, Series 2008-3, Class A1 FRN 0.782% 1/25/14	2,669,000	2,673,862
SLM Student Loan Trust, Series 2008-7, Class A2 FRN 0.782% 10/25/17	490,000	488,735
SLM Student Loan Trust, Series 2008-6, Class A2 FRN 0.832% 10/25/17	900,000	900,298
SLM Student Loan Trust, Series 2008-4, Class A1 FRN 0.962% 7/25/13	1,055,122	1,059,122
SLM Student Loan Trust, Series 2008-5, Class A1 FRN 1.082% 10/25/13	14,393	14,430
SLM Student Loan Trust, Series 2008-4, Class A2 FRN 1.332% 7/25/16	175,000	178,175
SLM Student Loan Trust, Series 2008-9, Class A FRN 1.782% 4/25/23	371,035	385,648
SMS Student Loan Trust, Series 2000-A, Class A2 FRN 0.471% 10/28/28	661,841	662,000
SMS Student Loan Trust, Series 1999-B, Class A2 FRN 0.521% 4/30/29	1,163,247	1,154,407
		31,885,398
WL Collateral CMO – 0.2%
Morgan Stanley Reremic Trust 3.000% 7/17/56	957,244	943,938
TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $50,677,369)		50,904,604
U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES – 0.5%
FHLMC Collateral – 0.5%
Federal Home Loan Mortgage Corp. Pool #1Q0239 4.556% 3/01/37	2,203,949	2,281,250
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $2,245,962)		2,281,250
U.S. TREASURY OBLIGATIONS – 96.3%
U.S. Treasury Bonds & Notes – 96.3%
U.S. Treasury Inflation Index (b) 0.625% 4/15/13	8,718,773	8,865,358
U.S. Treasury Inflation Index (b) 1.250% 4/15/14	23,334,797	24,140,804

The accompanying notes are an integral part of the financial statements.

23

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
U.S. Treasury Inflation Index (b) 1.375% 7/15/18	$14,139,698	$14,173,911
U.S. Treasury Inflation Index (b) 1.625% 1/15/15	20,094,953	20,899,002
U.S. Treasury Inflation Index (b) 1.625% 1/15/18	11,541,354	11,818,979
U.S. Treasury Inflation Index (b) 1.750% 1/15/28	12,382,320	11,875,264
U.S. Treasury Inflation Index (b) 1.875% 7/15/13	18,713,982	19,709,332
U.S. Treasury Inflation Index (b) 1.875% 7/15/15	18,298,542	19,278,658
U.S. Treasury Inflation Index (b) 1.875% 7/15/19	10,584,851	10,991,309
U.S. Treasury Inflation Index (b) 2.000% 4/15/12	9,619,569	10,055,455
U.S. Treasury Inflation Index (b) 2.000% 1/15/14	14,208,678	15,029,230
U.S. Treasury Inflation Index (b) 2.000% 7/15/14	20,935,017	22,172,799
U.S. Treasury Inflation Index (b) 2.000% 1/15/16	15,460,342	16,327,861
U.S. Treasury Inflation Index (b) 2.000% 1/15/26	14,365,757	14,435,431
U.S. Treasury Inflation Index (b) 2.125% 1/15/19	11,226,378	11,909,082
U.S. Treasury Inflation Index (b) 2.375% 4/15/11	13,417,589	13,809,382
U.S. Treasury Inflation Index (b) 2.375% 1/15/17	15,178,529	16,401,349
U.S. Treasury Inflation Index (b) 2.375% 1/15/25	23,974,063	25,313,314
U.S. Treasury Inflation Index (b) 2.375% 1/15/27	12,466,546	13,121,351
U.S. Treasury Inflation Index (b) 2.500% 7/15/16	14,862,643	16,188,762
U.S. Treasury Inflation Index (b) 2.500% 1/15/29	13,426,345	14,409,825
U.S. Treasury Inflation Index (b) 2.625% 7/15/17	11,128,917	12,248,347
U.S. Treasury Inflation Index (b) 3.000% 7/15/12	21,196,196	22,787,766
U.S. Treasury Inflation Index (b) 3.375% 1/15/12	9,544,573	10,205,534
U.S. Treasury Inflation Index (b) 3.375% 4/15/32	5,072,387	6,270,485
U.S. Treasury Inflation Index (b) 3.500% 1/15/11	1,894,111	1,964,323
U.S. Treasury Inflation Index (b) 3.625% 4/15/28	17,582,052	21,732,735
U.S. Treasury Inflation Index (b) 3.875% 4/15/29	17,929,480	23,076,585
		429,212,233
TOTAL U.S. TREASURY OBLIGATIONS (Cost $420,057,602)		429,212,233
TOTAL BONDS & NOTES (Cost $539,776,441)		552,172,315
TOTAL LONG-TERM INVESTMENTS (Cost $539,776,441)		552,172,315
SHORT-TERM INVESTMENTS – 54.2%
Commercial Paper – 54.2%
Abbey National NA LLC 0.750% 2/26/10	6,627,000	6,619,268
AGL Capital Corp. (a) 0.350% 1/08/10	6,600,000	6,599,551
Autozone, Inc. (a) 0.350% 1/08/10	6,558,000	6,557,554
Basin Electric Power Corp. (a) 0.200% 2/25/10	1,200,000	1,199,633
Basin Electric Power Corp. (a) 0.250% 2/08/10	9,729,000	9,726,433
BG Energy Finance, Inc. (a) 0.280% 2/05/10	7,300,000	7,298,013
Block Financial Corp. (a) 0.450% 2/11/10	6,600,000	6,596,618
BMW US Capital LLC (a) 0.320% 1/04/10	6,600,000	6,599,824
Brown-Forman Corp. (a) 0.320% 3/02/10	7,000,000	6,996,267
Cadbury Schweppes Finance PLC (a) 0.300% 2/01/10	6,550,000	6,548,308
Citigroup Funding, Inc. 0.300% 1/06/10	8,130,000	8,129,661
Citigroup Funding, Inc. 0.320% 1/06/10	2,500,000	2,499,889
Danske Corp. (a) 0.200% 3/29/10	2,590,000	2,588,748
Devon Energy Corp. (a) 0.330% 1/04/10	4,820,000	4,819,867
Dominion Resources (a) 0.290% 1/12/10	6,600,000	6,599,415
Duke Energy Corp. (a) 0.350% 1/05/10	700,000	699,973
Duke Energy Corp. (a) 0.370% 1/14/10	5,700,000	5,699,238
Elsevier Financial SA (a) 0.320% 1/12/10	3,500,000	3,499,658
Elsevier Financial SA (a) 0.330% 1/05/10	1,600,000	1,599,941
Elsevier Financial SA (a) 0.330% 1/15/10	1,500,000	1,499,808
Equifax, Inc. (a) 0.350% 1/27/10	5,400,000	5,398,635
Export-Import Bank of the United States 0.450% 3/09/10	6,000,000	5,994,975
H.J. Heinz Finance Co. (a) 0.280% 1/07/10	1,100,000	1,099,949
H.J. Heinz Finance Co. (a) 0.350% 2/10/10	5,500,000	5,497,861
Henkel Corp. (a) 0.300% 1/11/10	3,500,000	3,499,708
Henkel Corp. (a) 0.300% 1/19/10	2,270,000	2,269,660
Henkel Corp. (a) 0.350% 1/11/10	5,000,000	4,999,514
HSBC Finance Corp. 0.250% 2/01/10	6,695,000	6,693,559

The accompanying notes are an integral part of the financial statements.

24

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
HSBC Finance Corp. 0.260% 2/01/10	$5,580,000	$5,578,751
Kraft Foods, Inc. 0.410% 1/20/10	4,755,000	4,753,971
Lincoln National Corp. (a) 0.300% 2/17/10	755,000	754,704
McCormick & Co. (a) 0.280% 1/19/10	3,595,000	3,594,497
McCormick & Co. (a) 0.280% 1/20/10	2,300,000	2,299,660
McCormick & Co. (a) 0.280% 1/26/10	4,740,000	4,739,078
Progress Energy, Inc. (a) 0.450% 1/20/10	6,400,000	6,398,480
Public Service Electric & Gas (a) 0.270% 1/20/10	6,600,000	6,599,059
Royal Bank of Scotland PLC (a) 0.395% 3/19/10	11,100,000	11,090,622
Ryder System, Inc. 0.370% 1/21/10	6,600,000	6,598,643
Safeway, Inc. 0.280% 1/13/10	4,920,000	4,919,541
Societe Generale North America, Inc. 0.230% 3/22/10	4,600,000	4,597,649
Southern Power Co. (a) 0.300% 1/14/10	4,600,000	4,599,502
Southern Power Co. (a) 0.300% 1/21/10	490,000	489,918
Time Warner Cable, Inc. (a) 0.350% 1/05/10	1,700,000	1,699,934
Time Warner Cable, Inc. (a) 0.360% 1/04/10	5,000,000	4,999,850
Transocean Ltd. (a) 0.320% 1/07/10	260,000	259,986
Transocean Ltd. (a) 0.330% 1/19/10	2,800,000	2,799,538
Volkswagen of America 0.270% 1/15/10	5,825,000	5,824,388
Volkswagen of America 0.320% 1/11/10	800,000	799,929
Vulcan Materials Co. (a) 0.280% 1/05/10	1,110,000	1,109,965
Vulcan Materials Co. (a) 0.280% 1/07/10	5,080,000	5,079,763
Vulcan Materials Co. (a) 0.330% 1/26/10	335,000	334,923
Wellpoint, Inc. (a) 0.400% 1/15/10	700,000	699,891
Xcel Energy, Inc. (a) 0.280% 2/16/10	4,700,000	4,698,318
Xcel Energy, Inc. (a) 0.400% 1/04/10	1,900,000	1,899,937
XTO Energy, Inc. 0.300% 1/05/10	250,000	249,992
XTO Energy, Inc. 0.350% 1/05/10	1,350,000	1,349,948
XTO Energy, Inc. 0.360% 1/13/10	5,000,000	4,999,400
		241,651,365
Repurchase Agreement – 0.0%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/09, 0.005%, due 1/04/10 (c)	32,729	32,729
TOTAL SHORT-TERM INVESTMENTS (Cost $241,684,094)		241,684,094
TOTAL INVESTMENTS – 178.1% (Cost $781,460,535) (d)		793,856,409
Other Assets/ (Liabilities) – (78.1)%		(348,106,345)
NET ASSETS – 100.0%		$445,750,064

Notes to Portfolio of Investments
ABS	Asset Backed Security
CMO	Collateralized Mortgage Obligation
FRN	Floating Rate Note
VRN	Variable Rate Note
WL	Whole Loan
(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2009, these securities amounted to a value of $184,372,000 or 41.36% of net assets.
(b)	All or a portion of this security is held as collateral for open reverse repurchase agreements. (Note 2).
(c)	Maturity value of $32,729. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 7/15/25, and an aggregate market value, including accrued interest, of $35,616.
(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

25

MML Enhanced Index Core Equity Fund – Portfolio of Investments

December 31, 2009

	Number of Shares	Value
EQUITIES – 100.2%
COMMON STOCK – 100.2%
Advertising – 0.2%
Interpublic Group of Cos., Inc. (a)	1,000	$7,380
Omnicom Group, Inc.	500	19,575
		26,955
Aerospace & Defense – 1.8%
The Boeing Co.	100	5,413
General Dynamics Corp.	700	47,719
Goodrich Corp.	200	12,850
L-3 Communications Holdings, Inc.	300	26,085
Lockheed Martin Corp.	500	37,675
Northrop Grumman Corp.	700	39,095
Raytheon Co.	900	46,368
Rockwell Collins, Inc.	100	5,536
United Technologies Corp.	1,400	97,174
		317,915
Agriculture – 1.8%
Altria Group, Inc.	2,950	57,909
Archer-Daniels-Midland Co.	1,500	46,965
Lorillard, Inc.	200	16,046
Philip Morris International, Inc.	3,850	185,531
Reynolds American, Inc.	300	15,891
		322,342
Airlines – 0.0%
Southwest Airlines Co.	100	1,143
Apparel – 0.3%
Nike, Inc. Class B	600	39,642
VF Corp.	200	14,648
		54,290
Auto Manufacturers – 0.4%
Ford Motor Co. (a)	5,400	54,000
Paccar, Inc.	600	21,762
		75,762
Automotive & Parts – 0.2%
The Goodyear Tire & Rubber Co. (a)	400	5,640
Johnson Controls, Inc.	1,000	27,240
		32,880
Banks – 4.6%
Bank of America Corp.	12,865	193,747
Bank of New York Mellon Corp.	2,086	58,345
BB&T Corp.	1,300	32,981
Capital One Financial Corp.	835	32,014
Comerica, Inc.	300	8,871
Fifth Third Bancorp	1,400	13,650
First Horizon National Corp. (a)	397	5,318
KeyCorp	900	4,995
M&T Bank Corp.	200	13,378
Marshall & Ilsley Corp.	700	3,815
Northern Trust Corp.	300	15,720
PNC Financial Services Group, Inc.	764	40,331
Regions Financial Corp.	1,047	5,539
State Street Corp.	800	34,832
SunTrust Banks, Inc.	500	10,145
U.S. Bancorp	3,300	74,283
Wells Fargo & Co.	9,176	247,660
Zions Bancorp	200	2,566
		798,190
Beverages – 2.5%
Brown-Forman Corp. Class B	200	10,714
The Coca-Cola Co.	2,900	165,300
Coca-Cola Enterprises, Inc.	1,100	23,320
Constellation Brands, Inc. Class A (a)	400	6,372
Dr. Pepper Snapple Group, Inc.	400	11,320
Molson Coors Brewing Co. Class B	400	18,064
The Pepsi Bottling Group, Inc.	800	30,000
PepsiCo, Inc.	2,700	164,160
		429,250
Biotechnology – 1.1%
Amgen, Inc. (a)	2,100	118,797
Biogen Idec, Inc. (a)	500	26,750
Celgene Corp. (a)	200	11,136
Genzyme Corp. (a)	100	4,901
Life Technologies Corp. (a)	275	14,363
Millipore Corp. (a)	100	7,235
		183,182
Building Materials – 0.1%
Masco Corp.	1,100	15,191
Chemicals – 1.5%
Air Products & Chemicals, Inc.	300	24,318
Airgas, Inc.	100	4,760
CF Industries Holdings, Inc.	100	9,078
The Dow Chemical Co.	1,900	52,497
EI du Pont de Nemours & Co.	1,800	60,606
Eastman Chemical Co.	300	18,072
Ecolab, Inc.	400	17,832
International Flavors & Fragrances, Inc.	100	4,114
Monsanto Co.	100	8,175
PPG Industries, Inc.	400	23,416
Praxair, Inc.	300	24,093
The Sherwin-Williams Co.	200	12,330
Sigma-Aldrich Corp.	200	10,106
		269,397
Coal – 0.2%
CONSOL Energy, Inc.	100	4,980
Massey Energy Co.	200	8,402
Peabody Energy Corp.	400	18,084
		31,466
Commercial Services – 1.3%
Apollo Group, Inc. Class A (a)	300	18,174
Automatic Data Processing, Inc.	500	21,410
DeVry, Inc.	100	5,673
Donnelley (R.R.) & Sons Co.	1,000	22,270
Equifax, Inc.	300	9,267
H&R Block, Inc.	500	11,310
Iron Mountain, Inc. (a)	200	4,552
MasterCard, Inc. Class A	100	25,598
McKesson Corp.	600	37,500
Moody's Corp.	300	8,040
Paychex, Inc.	300	9,192
Quanta Services, Inc. (a)	400	8,336
Robert Half International, Inc.	400	10,692

The accompanying notes are an integral part of the financial statements.

26

MML Enhanced Index Core Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Total System Services, Inc.	800	$13,816
Western Union Co.	1,500	28,275
		234,105
Computers – 7.4%
Affiliated Computer Services, Inc. Class A (a)	200	11,938
Apple, Inc. (a)	1,600	337,376
Cognizant Technology Solutions Corp. Class A (a)	400	18,120
Computer Sciences Corp. (a)	500	28,765
Dell, Inc. (a)	3,400	48,824
EMC Corp. (a)	4,750	82,983
Hewlett-Packard Co.	4,750	244,672
International Business Machines Corp.	2,700	353,430
Lexmark International, Inc. Class A (a)	800	20,784
NetApp, Inc. (a)	700	24,073
SanDisk Corp. (a)	1,300	37,687
Sun Microsystems, Inc. (a)	1,100	10,307
Teradata Corp. (a)	1,100	34,573
Western Digital Corp. (a)	900	39,735
		1,293,267
Cosmetics & Personal Care – 2.3%
Avon Products, Inc.	500	15,750
Colgate-Palmolive Co.	800	65,720
The Estee Lauder Cos., Inc. Class A	400	19,344
Procter & Gamble Co.	4,842	293,570
		394,384
Distribution & Wholesale – 0.1%
Fastenal Co.	100	4,164
Genuine Parts Co.	300	11,388
W.W. Grainger, Inc.	100	9,683
		25,235
Diversified Financial – 5.3%
American Express Co.	2,000	81,040
Ameriprise Financial, Inc.	460	17,857
The Charles Schwab Corp.	700	13,174
Citigroup, Inc.	14,900	49,319
CME Group, Inc.	100	33,595
Discover Financial Services	1,450	21,330
E*TRADE Financial Corp. (a)	1,100	1,925
Federated Investors, Inc. Class B	600	16,500
Franklin Resources, Inc.	200	21,070
The Goldman Sachs Group, Inc.	1,200	202,608
IntercontinentalExchange, Inc. (a)	100	11,230
Invesco Ltd.	500	11,745
JP Morgan Chase & Co.	7,615	317,317
Legg Mason, Inc.	400	12,064
Morgan Stanley	2,500	74,000
The NASDAQ OMX Group, Inc. (a)	200	3,964
NYSE Euronext	300	7,590
SLM Corp. (a)	1,200	13,524
T. Rowe Price Group, Inc.	400	21,300
		931,152
Electric – 3.1%
The AES Corp. (a)	2,000	26,620
Allegheny Energy, Inc.	300	7,044
Ameren Corp.	400	11,180
American Electric Power Co., Inc.	600	20,874
CenterPoint Energy, Inc.	800	11,608
CMS Energy Corp.	400	6,264
Consolidated Edison, Inc.	500	22,715
Constellation Energy Group, Inc.	800	28,136
Dominion Resources, Inc.	1,100	42,812
DTE Energy Co.	600	26,154
Duke Energy Corp.	1,774	30,531
Edison International	700	24,346
Entergy Corp.	300	24,552
Exelon Corp.	700	34,209
FirstEnergy Corp.	600	27,870
FPL Group, Inc.	100	5,282
Integrys Energy Group, Inc.	100	4,199
Northeast Utilities	300	7,737
Pepco Holdings, Inc.	300	5,055
PG&E Corp.	700	31,255
Pinnacle West Capital Corp.	100	3,658
PPL Corp.	600	19,386
Progress Energy, Inc.	400	16,404
Public Service Enterprise Group, Inc.	1,100	36,575
SCANA Corp.	300	11,304
The Southern Co.	1,000	33,320
TECO Energy, Inc.	400	6,488
Wisconsin Energy Corp.	200	9,966
Xcel Energy, Inc.	400	8,488
		544,032
Electrical Components & Equipment – 0.4%
Emerson Electric Co.	1,300	55,380
Molex, Inc.	800	17,240
		72,620
Electronics – 0.4%
Agilent Technologies, Inc. (a)	600	18,642
Amphenol Corp. Class A	200	9,236
FLIR Systems, Inc. (a)	100	3,272
Jabil Circuit, Inc.	1,600	27,792
PerkinElmer, Inc.	300	6,177
Waters Corp. (a)	100	6,196
		71,315
Engineering & Construction – 0.2%
Fluor Corp.	300	13,512
Jacobs Engineering Group, Inc. (a)	400	15,044
		28,556
Entertainment – 0.0%
International Game Technology	400	7,508
Environmental Controls – 0.2%
Republic Services, Inc.	585	16,561
Stericycle, Inc. (a)	100	5,517
Waste Management, Inc.	500	16,905
		38,983
Foods – 2.2%
Campbell Soup Co.	200	6,760
ConAgra Foods, Inc.	900	20,745
Dean Foods Co. (a)	400	7,216
General Mills, Inc.	600	42,486
H.J. Heinz Co.	600	25,656
The Hershey Co.	700	25,053
Hormel Foods Corp.	500	19,225
The J.M. Smucker Co.	100	6,175
Kellogg Co.	300	15,960
Kraft Foods, Inc. Class A	2,600	70,668
The Kroger Co.	700	14,371
McCormick & Co., Inc.	300	10,839
Safeway, Inc.	900	19,161

The accompanying notes are an integral part of the financial statements.

27

MML Enhanced Index Core Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Sara Lee Corp.	1,800	$21,924
SUPERVALU, Inc.	1,000	12,710
Sysco Corp.	900	25,146
Tyson Foods, Inc. Class A	2,200	26,994
Whole Foods Market, Inc. (a)	200	5,490
		376,579
Forest Products & Paper – 0.5%
International Paper Co.	1,100	29,458
MeadWestvaco Corp.	700	20,041
Plum Creek Timber Co., Inc.	300	11,328
Weyerhaeuser Co.	400	17,256
		78,083
Gas – 0.2%
Nicor, Inc.	100	4,210
NiSource, Inc.	600	9,228
Sempra Energy	500	27,990
		41,428
Hand & Machine Tools – 0.1%
The Black & Decker Corp.	100	6,483
Snap-on, Inc.	100	4,226
The Stanley Works	200	10,302
		21,011
Health Care — Products – 3.1%
Baxter International, Inc.	900	52,812
Becton, Dickinson & Co.	300	23,658
Boston Scientific Corp. (a)	1,600	14,400
C.R. Bard, Inc.	100	7,790
CareFusion Corp. (a)	300	7,503
Johnson & Johnson	4,950	318,829
Medtronic, Inc.	1,600	70,368
St. Jude Medical, Inc. (a)	100	3,678
Stryker Corp.	500	25,185
Varian Medical Systems, Inc. (a)	100	4,685
Zimmer Holdings, Inc. (a)	300	17,733
		546,641
Health Care — Services – 1.5%
Aetna, Inc.	700	22,190
CIGNA Corp.	500	17,635
Coventry Health Care, Inc. (a)	750	18,218
DaVita, Inc. (a)	100	5,874
Humana, Inc. (a)	300	13,167
Laboratory Corporation of America Holdings (a)	200	14,968
Quest Diagnostics, Inc.	300	18,114
Tenet Healthcare Corp. (a)	2,100	11,319
Thermo Fisher Scientific, Inc. (a)	600	28,614
UnitedHealth Group, Inc.	1,900	57,912
WellPoint, Inc. (a)	1,000	58,290
		266,301
Holding Company — Diversified – 0.1%
Leucadia National Corp. (a)	500	11,895
Home Builders – 0.1%
D.R. Horton, Inc.	800	8,696
KB Home	100	1,368
Lennar Corp. Class A	400	5,108
Pulte Homes, Inc. (a)	572	5,720
		20,892
Home Furnishing – 0.1%
Harman International Industries, Inc.	200	7,056
Whirlpool Corp.	100	8,066
		15,122
Household Products – 0.6%
Avery Dennison Corp.	600	21,894
The Clorox Co.	200	12,200
Fortune Brands, Inc.	200	8,640
Kimberly-Clark Corp.	900	57,339
		100,073
Housewares – 0.1%
Newell Rubbermaid, Inc.	700	10,507
Insurance – 3.2%
Aflac, Inc.	800	37,000
Allstate Corp.	1,000	30,040
American International Group, Inc. (a)	305	9,144
Aon Corp.	400	15,336
Assurant, Inc.	800	23,584
The Chubb Corp.	1,000	49,180
Cincinnati Financial Corp.	520	13,645
Genworth Financial, Inc. Class A (a)	1,400	15,890
The Hartford Financial Services Group, Inc.	800	18,608
Lincoln National Corp.	569	14,156
Loews Corp.	600	21,810
Marsh & McLennan Cos., Inc.	1,100	24,288
MBIA, Inc. (a)	1,600	6,368
Metlife, Inc.	1,400	49,490
Principal Financial Group, Inc.	900	21,636
The Progressive Corp. (a)	1,300	23,387
Prudential Financial, Inc.	1,000	49,760
Torchmark Corp.	300	13,185
The Travelers Cos., Inc.	1,730	86,258
Unum Group	700	13,664
XL Capital Ltd. Class A	1,100	20,163
		556,592
Internet – 2.7%
Akamai Technologies, Inc. (a)	300	7,599
Amazon.com, Inc. (a)	500	67,260
AOL, Inc. (a)	274	6,379
eBay, Inc. (a)	2,000	47,080
Expedia, Inc. (a)	800	20,568
Google, Inc. Class A (a)	400	247,992
McAfee, Inc. (a)	400	16,228
Symantec Corp. (a)	1,200	21,468
VeriSign, Inc. (a)	200	4,848
Yahoo!, Inc. (a)	1,900	31,882
		471,304
Iron & Steel – 0.5%
AK Steel Holding Corp.	200	4,270
Allegheny Technologies, Inc.	300	13,431
Nucor Corp.	900	41,985
United States Steel Corp.	400	22,048
		81,734
Leisure Time – 0.2%
Carnival Corp. (a)	700	22,183
Harley-Davidson, Inc.	200	5,040
		27,223
Lodging – 0.2%
Marriott International, Inc. Class A	403	10,982

The accompanying notes are an integral part of the financial statements.

28

MML Enhanced Index Core Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Starwood Hotels & Resorts Worldwide, Inc.	200	$7,314
Wyndham Worldwide Corp.	600	12,102
Wynn Resorts Ltd.	100	5,823
		36,221
Machinery — Construction & Mining – 0.4%
Caterpillar, Inc.	1,100	62,689
Machinery — Diversified – 0.4%
Cummins, Inc.	400	18,344
Deere & Co.	100	5,409
Eaton Corp.	400	25,448
Flowserve Corp.	100	9,453
Rockwell Automation, Inc.	300	14,094
		72,748
Manufacturing – 3.8%
3M Co.	1,300	107,471
Danaher Corp.	300	22,560
Dover Corp.	500	20,805
Eastman Kodak Co. (a)	400	1,688
General Electric Co.	19,750	298,817
Honeywell International, Inc.	1,400	54,880
Illinois Tool Works, Inc.	1,000	47,990
ITT Corp.	500	24,870
Leggett & Platt, Inc.	1,100	22,440
Pall Corp.	600	21,720
Parker Hannifin Corp.	400	21,552
Textron, Inc.	600	11,286
		656,079
Media – 3.1%
CBS Corp. Class B	1,200	16,860
Comcast Corp. Class A	4,900	82,614
DIRECTV Class A (a)	1,200	40,020
Gannett Co., Inc.	2,200	32,670
The McGraw-Hill Cos., Inc.	600	20,106
Meredith Corp.	700	21,595
New York Times Co. Class A (a)	600	7,416
News Corp. Class A	5,500	75,295
Scripps Networks Interactive Class A	100	4,150
Time Warner Cable, Inc.	481	19,909
Time Warner, Inc.	3,016	87,886
Viacom, Inc. Class B (a)	1,400	41,622
The Walt Disney Co.	2,900	93,525
		543,668
Mining – 0.7%
Alcoa, Inc.	2,600	41,912
Freeport-McMoRan Copper & Gold, Inc. (a)	569	45,685
Newmont Mining Corp.	600	28,386
Titanium Metals Corp. (a)	200	2,504
Vulcan Materials Co.	100	5,267
		123,754
Office Equipment/Supplies – 0.2%
Pitney Bowes, Inc.	800	18,208
Xerox Corp.	2,200	18,612
		36,820
Oil & Gas – 8.7%
Anadarko Petroleum Corp.	900	56,178
Apache Corp.	400	41,268
Cabot Oil & Gas Corp.	100	4,359
Chesapeake Energy Corp.	400	10,352
Chevron Corp.	3,621	278,781
ConocoPhillips	2,432	124,202
Denbury Resources, Inc. (a)	100	1,480
Devon Energy Corp.	200	14,700
Diamond Offshore Drilling, Inc.	100	9,842
ENSCO International PLC Sponsored ADR (United Kingdom)	400	15,976
EOG Resources, Inc.	100	9,730
Exxon Mobil Corp.	8,800	600,072
Hess Corp.	200	12,100
Marathon Oil Corp.	1,400	43,708
Murphy Oil Corp.	300	16,260
Nabors Industries Ltd. (a)	600	13,134
Noble Energy, Inc.	200	14,244
Occidental Petroleum Corp.	1,600	130,160
Pioneer Natural Resources Co.	200	9,634
Questar Corp.	400	16,628
Rowan Cos., Inc. (a)	800	18,112
Sunoco, Inc.	100	2,610
Tesoro Corp.	1,700	23,035
Valero Energy Corp.	400	6,700
XTO Energy, Inc.	900	41,877
		1,515,142
Oil & Gas Services – 1.5%
Baker Hughes, Inc.	500	20,240
BJ Services Co.	500	9,300
Cameron International Corp. (a)	400	16,720
FMC Technologies, Inc. (a)	300	17,352
Halliburton Co.	1,900	57,171
National Oilwell Varco, Inc.	1,200	52,908
Schlumberger Ltd.	1,100	71,599
Smith International, Inc.	400	10,868
		256,158
Packaging & Containers – 0.3%
Ball Corp.	200	10,340
Bemis Co., Inc.	300	8,895
Owens-IIlinois, Inc. (a)	400	13,148
Pactiv Corp. (a)	300	7,242
Sealed Air Corp.	600	13,116
		52,741
Pharmaceuticals – 6.9%
Abbott Laboratories	2,600	140,374
Allergan, Inc.	500	31,505
AmerisourceBergen Corp.	700	18,249
Bristol-Myers Squibb Co.	3,900	98,475
Cardinal Health, Inc.	800	25,792
Cephalon, Inc. (a)	300	18,723
DENTSPLY International, Inc.	100	3,517
Eli Lilly & Co.	1,500	53,565
Express Scripts, Inc. (a)	200	17,290
Forest Laboratories, Inc. (a)	700	22,477
Gilead Sciences, Inc. (a)	1,200	51,936
Hospira, Inc. (a)	500	25,500
King Pharmaceuticals, Inc. (a)	400	4,908
Medco Health Solutions, Inc. (a)	1,100	70,301
Merck & Co., Inc.	6,027	220,226
Mylan, Inc. (a)	700	12,901
Patterson Cos., Inc. (a)	100	2,798
Pfizer, Inc.	20,552	373,841
Watson Pharmaceuticals, Inc. (a)	200	7,922
		1,200,300

The accompanying notes are an integral part of the financial statements.

29

MML Enhanced Index Core Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Pipelines – 0.3%
El Paso Corp.	1,400	$13,762
Spectra Energy Corp.	1,200	24,612
The Williams Cos., Inc.	1,000	21,080
		59,454
Real Estate Investment Trusts (REITS) – 0.8%
Apartment Investment & Management Co. Class A	114	1,815
AvalonBay Communities, Inc.	103	8,457
Boston Properties, Inc.	200	13,414
Equity Residential	600	20,268
HCP, Inc.	400	12,216
Health Care REIT, Inc.	100	4,432
Host Hotels & Resorts, Inc. (a)	612	7,142
Kimco Realty Corp.	200	2,706
ProLogis	1,200	16,428
Public Storage	200	16,290
Simon Property Group, Inc.	311	24,818
Ventas, Inc.	200	8,748
Vornado Realty Trust	104	7,274
		144,008
Retail – 6.3%
Abercrombie & Fitch Co. Class A	300	10,455
AutoNation, Inc. (a)	1,500	28,725
AutoZone, Inc. (a)	100	15,807
Bed Bath & Beyond, Inc. (a)	500	19,315
Best Buy Co., Inc.	550	21,703
Big Lots, Inc. (a)	900	26,082
Coach, Inc.	800	29,224
Costco Wholesale Corp.	700	41,419
CVS Caremark Corp.	1,800	57,978
Darden Restaurants, Inc.	200	7,014
Family Dollar Stores, Inc.	300	8,349
GameStop Corp. Class A (a)	200	4,388
The Gap, Inc.	1,300	27,235
The Home Depot, Inc.	2,800	81,004
J.C. Penney Co., Inc.	800	21,288
Kohl's Corp. (a)	600	32,358
Limited Brands, Inc.	2,000	38,480
Lowe's Cos., Inc.	1,100	25,729
Macy's, Inc.	1,186	19,877
McDonald's Corp.	1,500	93,660
Nordstrom, Inc.	400	15,032
O'Reilly Automotive, Inc. (a)	100	3,812
Office Depot, Inc. (a)	3,500	22,575
Polo Ralph Lauren Corp.	200	16,196
RadioShack Corp.	200	3,900
Sears Holdings Corp. (a)	100	8,345
Staples, Inc.	900	22,131
Starbucks Corp. (a)	1,100	25,366
Target Corp.	1,300	62,881
Tiffany & Co.	100	4,300
The TJX Cos., Inc.	800	29,240
Wal-Mart Stores, Inc.	3,450	184,403
Walgreen Co.	2,000	73,440
Yum! Brands, Inc.	700	24,479
		1,106,190
Savings & Loans – 0.1%
Hudson City Bancorp, Inc.	900	12,357
People's United Financial, Inc.	500	8,350
		20,707
Semiconductors – 3.1%
Advanced Micro Devices, Inc. (a)	1,800	17,424
Altera Corp.	200	4,526
Analog Devices, Inc.	400	12,632
Applied Materials, Inc.	1,300	18,122
Broadcom Corp. Class A (a)	700	22,015
Intel Corp.	10,150	207,060
KLA-Tencor Corp.	300	10,848
Linear Technology Corp.	400	12,216
LSI Corp. (a)	1,600	9,616
MEMC Electronic Materials, Inc. (a)	200	2,724
Microchip Technology, Inc.	300	8,718
Micron Technology, Inc. (a)	3,000	31,680
National Semiconductor Corp.	400	6,144
Novellus Systems, Inc. (a)	500	11,670
NVIDIA Corp. (a)	1,800	33,624
QLogic Corp. (a)	800	15,096
Teradyne, Inc. (a)	2,200	23,606
Texas Instruments, Inc.	2,900	75,574
Xilinx, Inc.	600	15,036
		538,331
Software – 5.1%
Adobe Systems, Inc. (a)	900	33,102
Autodesk, Inc. (a)	300	7,623
BMC Software, Inc. (a)	400	16,040
CA, Inc.	906	20,349
Citrix Systems, Inc. (a)	300	12,483
Compuware Corp. (a)	1,700	12,291
Dun & Bradstreet Corp.	110	9,281
Electronic Arts, Inc. (a)	400	7,100
Fidelity National Information Services, Inc.	1,100	25,784
Fiserv, Inc. (a)	400	19,392
IMS Health, Inc.	900	18,954
Intuit, Inc. (a)	500	15,355
Microsoft Corp.	16,050	489,364
Novell, Inc. (a)	1,900	7,885
Oracle Corp.	6,531	160,271
Red Hat, Inc. (a)	600	18,540
Salesforce.com, Inc. (a)	100	7,377
		881,191
Telecommunications – 5.7%
American Tower Corp. Class A (a)	100	4,321
AT&T, Inc.	10,925	306,228
CenturyTel, Inc.	500	18,105
Ciena Corp. (a)	600	6,504
Cisco Systems, Inc. (a)	9,550	228,627
Corning, Inc.	1,300	25,103
Frontier Communications Corp.	500	3,905
Harris Corp.	400	19,020
JDS Uniphase Corp. (a)	1,800	14,850
Juniper Networks, Inc. (a)	600	16,002
MetroPCS Communications, Inc. (a)	200	1,526
Motorola, Inc. (a)	4,300	33,368
Qualcomm, Inc.	2,800	129,528
Qwest Communications International, Inc.	6,600	27,786
Sprint Nextel Corp. (a)	4,500	16,470
Tellabs, Inc. (a)	2,800	15,904
Verizon Communications, Inc.	3,600	119,268
Windstream Corp.	900	9,891
		996,406

The accompanying notes are an integral part of the financial statements.

30

MML Enhanced Index Core Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Textiles – 0.0%
Cintas Corp.	200	$5,210
Toys, Games & Hobbies – 0.1%
Hasbro, Inc.	300	9,618
Mattel, Inc.	400	7,992
		17,610
Transportation – 1.9%
Burlington Northern Santa Fe Corp.	200	19,724
C.H. Robinson Worldwide, Inc.	400	23,492
CSX Corp.	900	43,641
Expeditors International of Washington, Inc.	300	10,419
FedEx Corp.	500	41,725
Norfolk Southern Corp.	600	31,452
Ryder System, Inc.	200	8,234
Union Pacific Corp.	500	31,950
United Parcel Service, Inc. Class B	2,200	126,214
		336,851
TOTAL COMMON STOCK (Cost $15,252,590)		17,486,783
TOTAL EQUITIES (Cost $15,252,590)		17,486,783
TOTAL LONG-TERM INVESTMENTS (Cost $15,252,590)		17,486,783
	Principal Amount
SHORT-TERM INVESTMENTS – 0.1%
Repurchase Agreement – 0.1%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/09, 0.005%, due 1/04/10 (b)	$10,129	10,129
Time Deposits – 0.0%
Euro Time Deposit 0.010% 1/04/10	615	615
TOTAL SHORT-TERM INVESTMENTS (Cost $10,744)		10,744
TOTAL INVESTMENTS – 100.3% (Cost $15,263,334) (c)		17,497,527
Other Assets/ (Liabilities) – (0.3)%		(44,967)
NET ASSETS – 100.0%		$17,452,560

Notes to Portfolio of Investments
ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $10,129. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 7/15/25, and an aggregate market value, including accrued interest, of $15,264.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

31

MML Small Cap Equity Fund – Portfolio of Investments

December 31, 2009

	Number of Shares	Value
EQUITIES – 99.5%
COMMON STOCK – 99.5%
Advertising – 0.2%
Harte-Hanks, Inc.	11,641	$125,490
inVentiv Health Inc. (a)	12,124	196,045
		321,535
Aerospace & Defense – 1.2%
BE Aerospace, Inc. (a)	58,021	1,363,494
Cubic Corp.	3,524	131,445
GenCorp, Inc. (a)	19,940	139,580
Triumph Group, Inc.	6,736	325,012
		1,959,531
Agriculture – 0.3%
Agria Corp. Sponsored ADR (Cayman Islands) (a)	14,960	46,825
Alliance One International, Inc. (a)	18,180	88,718
Universal Corp.	7,432	338,974
		474,517
Airlines – 0.6%
Allegiant Travel Co. (a)	4,494	211,982
Hawaiian Holdings, Inc. (a)	28,548	199,836
Pinnacle Airlines Corp. (a)	6,230	42,862
Republic Airways Holdings, Inc. (a)	20,856	154,126
SkyWest, Inc.	17,540	296,777
		905,583
Apparel – 0.7%
Carter's, Inc. (a)	9,962	261,503
Deckers Outdoor Corp. (a)	1,810	184,113
Perry Ellis International, Inc. (a)	6,464	97,348
Steven Madden Ltd. (a)	4,838	199,519
The Timberland Co. Class A (a)	20,110	360,572
		1,103,055
Auto Manufacturers – 0.1%
Force Protection, Inc. (a)	19,364	100,886
Oshkosh Corp.	1,460	54,064
		154,950
Automotive & Parts – 0.4%
ATC Technology Corp. (a)	11,071	264,043
Cooper Tire & Rubber Co.	9,110	182,655
Spartan Motors, Inc.	4,741	26,692
Standard Motor Products, Inc. (a)	6,030	51,376
Superior Industries International, Inc.	3,850	58,905
		583,671
Banks – 2.7%
Alliance Financial Corp.	1,633	44,336
Banco Latinoamericano de Comercio Exterior SA	13,145	182,715
Banco Macro SA Class B Sponsored ADR (Argentina)	6,602	196,476
Bancolombia SA Sponsored ADR (Colombia)	4,623	210,393
Bank of Marin Bancorp	1,633	53,170
BBVA Banco Frances SA Sponsored ADR (Argentina)	6,750	42,457
Cass Information Systems, Inc.	495	15,048
Century Bancorp, Inc. Class A	1,970	43,399
The First of Long Island Corp.	1,841	46,485
Hancock Holding Co.	20,239	886,266
IBERIABANK Corp.	12,848	691,351
International Bancshares Corp.	17,243	326,410
National Bankshares, Inc.	1,510	42,718
Northrim BanCorp, Inc.	2,810	47,433
Northwest Bancshares, Inc.	15,890	179,875
Oriental Financial Group, Inc.	24,776	267,581
Santander BanCorp (a)	5,220	64,102
Sterling Bancshares, Inc.	103,557	531,247
Westamerica Bancorp	8,451	467,932
		4,339,394
Beverages – 0.1%
Cott Corp. (a)	19,312	158,358
Biotechnology – 1.3%
Acorda Therapeutics, Inc. (a)	21,972	554,134
American Oriental Bioengineering, Inc. (a)	13,070	60,776
Cambrex Corp. (a)	16,205	90,424
Harvard Bioscience, Inc. (a)	11,840	42,269
Integra LifeSciences Holdings (a)	16,887	621,104
Martek Biosciences Corp. (a)	14,359	271,959
PDL BioPharma, Inc.	37,304	255,905
Sinovac Biotech Ltd. (a)	23,050	145,906
		2,042,477
Building Materials – 1.1%
AAON, Inc.	5,951	115,985
Apogee Enterprises, Inc.	18,942	265,188
Comfort Systems USA, Inc.	23,158	285,770
Eagle Materials, Inc.	30,427	792,623
Gibraltar Industries, Inc.	6,230	97,998
Interline Brands, Inc. (a)	3,118	53,848
NCI Building Systems, Inc. (a)	16,200	29,322
Universal Forest Products, Inc.	2,180	80,246
		1,720,980
Chemicals – 1.8%
A. Schulman, Inc.	11,140	224,805
Ashland, Inc.	6,748	267,356
Cabot Corp.	1,970	51,673
Cytec Industries, Inc.	15,960	581,263
Hawkins, Inc.	5,376	117,358
Innophos Holdings, Inc.	15,750	362,092
Innospec, Inc.	3,010	30,371
KMG Chemicals, Inc.	3,530	52,774
Minerals Technologies, Inc.	5,884	320,501
NewMarket Corp.	2,363	271,202
Omnova Solutions, Inc. (a)	13,300	81,529
PolyOne Corp. (a)	20,580	153,733
Spartech Corp.	9,031	92,658

The accompanying notes are an integral part of the financial statements.

32

MML Small Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Stepan Co.	1,643	$106,483
W.R. Grace & Co. (a)	7,580	192,153
		2,905,951
Commercial Services – 6.9%
Advance America Cash Advance Centers, Inc.	32,313	179,660
AMN Healthcare Services, Inc. (a)	13,940	126,296
Avis Budget Group, Inc. (a)	32,229	422,844
Capella Education Co. (a)	16,293	1,226,863
Career Education Corp. (a)	5,190	120,979
Chemed Corp.	5,651	271,078
Consolidated Graphics, Inc. (a)	2,820	98,756
Convergys Corp. (a)	22,824	245,358
Corinthian Colleges, Inc. (a)	11,550	159,043
Corvel Corp. (a)	960	32,198
Deluxe Corp.	18,773	277,653
Dollar Thrifty Automotive Group, Inc. (a)	10,934	280,020
Donnelley (R.R.) & Sons Co.	16,388	364,961
DynCorp International, Inc. Class A (a)	17,081	245,112
Emergency Medical Services Corp. Class A (a)	5,177	280,335
FirstService Corp. (a)	2,180	41,682
Forrester Research, Inc. (a)	3,420	88,749
Gartner, Inc. (a)	15,196	274,136
Global Cash Access Holdings, Inc. (a)	23,077	172,847
Healthspring, Inc. (a)	26,355	464,111
Hillenbrand, Inc.	1,524	28,712
HMS Holdings Corp. (a)	12,412	604,340
Jackson Hewitt Tax Service, Inc.	17,340	76,296
Kendle International, Inc. (a)	12,673	232,043
Lender Processing Services, Inc.	16,382	666,092
Lincoln Educational Services Corp. (a)	4,230	91,664
Net 1 UEPS Technologies, Inc. (a)	18,832	365,717
Pre-Paid Legal Services, Inc. (a)	3,360	138,029
Rent-A-Center, Inc. (a)	15,847	280,809
Resources Connection, Inc. (a)	16,485	349,812
Spherion Corp. (a)	12,738	71,588
Steiner Leisure Ltd. (a)	5,906	234,823
Team, Inc. (a)	5,510	103,643
TeleTech Holdings, Inc. (a)	19,863	397,856
Ticketmaster (a)	32,396	395,879
TNS, Inc. (a)	9,052	232,546
Valassis Communications, Inc. (a)	3,385	61,810
VistaPrint NV (a)	14,827	840,098
Watson Wyatt Worldwide Inc. Class A	3,804	180,766
Wright Express Corp. (a)	10,067	320,735
		11,045,939
Computers – 2.8%
CACI International, Inc. Class A (a)	21,460	1,048,321
Diebold, Inc.	2,810	79,945
DST Systems, Inc. (a)	6,388	278,198
Fortinet, Inc. (a)	3,190	56,048
iGate Corp.	6,810	68,100
Jack Henry & Associates, Inc.	5,767	133,333
Manhattan Associates, Inc. (a)	11,762	282,641
MICROS Systems, Inc. (a)	2,630	81,609
NCR Corp. (a)	10,572	117,666
Ness Technologies, Inc. (a)	15,640	76,636
Rimage Corp. (a)	2,600	45,084
STEC, Inc. (a)	12,800	209,152
SYKES Enterprises, Inc. (a)	6,297	160,385
Synaptics, Inc. (a)	38,179	1,170,186
Syntel, Inc.	3,537	134,512
Telvent GIT SA	4,360	169,953
Unisys Corp. (a)	6,622	255,344
Virtusa Corp. (a)	16,022	145,159
		4,512,272
Distribution & Wholesale – 1.8%
Core-Mark Holding Co., Inc. (a)	5,480	180,621
Fossil, Inc. (a)	28,130	944,043
Houston Wire & Cable Co.	7,505	89,309
Pool Corp.	34,179	652,135
ScanSource, Inc. (a)	9,157	244,492
Tech Data Corp. (a)	8,639	403,096
WESCO International, Inc. (a)	12,225	330,197
		2,843,893
Diversified Financial – 3.5%
BGC Partners, Inc. Class A	16,720	77,246
Encore Capital Group, Inc. (a)	5,720	99,528
Investment Technology Group, Inc. (a)	3,544	69,817
Knight Capital Group, Inc. Class A (a)	76,361	1,175,960
MF Global Ltd.	104,856	728,749
Nelnet, Inc. Class A	14,414	248,353
Oppenheimer Holdings, Inc. Class A (b)	3,220	106,968
optionsXpress Holdings, Inc.	38,832	599,955
Penson Worldwide, Inc. (a)	11,916	107,959
Portfolio Recovery Associates, Inc. (a)	7,181	322,283
Rodman & Renshaw Capital Group, Inc. (a)	23,060	94,546
Stifel Financial Corp. (a)	20,034	1,186,814
Student Loan Corp.	1,851	86,201
TradeStation Group, Inc. (a)	14,198	112,022
Waddell & Reed Financial, Inc. Class A	4,655	142,164
World Acceptance Corp. (a)	13,149	471,129
		5,629,694
Electric – 1.8%
Avista Corp.	7,685	165,919
Calpine Corp. (a)	1,280	14,080
CIA Paranaense de Energia Sponsored ADR (Brazil)	18,664	400,343
Cleco Corp.	13,992	382,401
El Paso Electric Co. (a)	9,358	189,780

The accompanying notes are an integral part of the financial statements.

33

MML Small Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Empresa Distribuidora y Comercializadora Norte SA Sponsored ADR (Argentina) (a)	5,920	$46,768
Mirant Corp. (a)	18,055	275,700
NorthWestern Corp.	27,960	727,519
Pike Electric Corp. (a)	7,380	68,487
Westar Energy, Inc.	26,788	581,835
		2,852,832
Electrical Components & Equipment – 1.3%
Encore Wire Corp.	9,781	206,086
EnerSys (a)	14,666	320,745
Greatbatch, Inc. (a)	23,449	450,924
Harbin Electric, Inc. (a)	19,250	395,395
Hubbell, Inc. Class B	7,790	368,467
Powell Industries, Inc. (a)	8,168	257,537
		1,999,154
Electronics – 1.0%
Benchmark Electronics, Inc. (a)	19,696	372,451
China Digital TV Holding Co. Ltd. Sponsored ADR (Cayman Islands)	7,256	44,189
Cogent, Inc. (a)	9,450	98,185
Multi-Fineline Electronix, Inc. (a)	11,853	336,270
Spectrum Control, Inc. (a)	5,510	52,180
Technitrol, Inc.	9,860	43,187
Thomas & Betts Corp. (a)	9,805	350,921
TTM Technologies, Inc. (a)	19,121	220,465
Watts Water Technologies, Inc. Class A	4,080	126,154
		1,644,002
Energy — Alternate Sources – 0.1%
China Integrated Energy, Inc. (a)	5,920	41,677
GT Solar International, Inc. (a)	28,205	156,820
		198,497
Engineering & Construction – 1.2%
Dycom Industries, Inc. (a)	22,549	181,069
Emcor Group, Inc. (a)	14,169	381,146
Michael Baker Corp. (a)	5,118	211,885
Sterling Construction Co., Inc. (a)	4,980	95,516
Tutor Perini Corp. (a)	48,962	885,233
VSE Corp.	2,070	93,316
		1,848,165
Entertainment – 0.8%
Bally Technologies, Inc. (a)	24,025	991,992
International Speedway Corp. Class A	1,660	47,227
National CineMedia, Inc.	3,760	62,303
Speedway Motorsports, Inc.	6,216	109,526
		1,211,048
Environmental Controls – 0.9%
Darling International, Inc. (a)	28,629	239,911
EnergySolutions, Inc.	56,006	475,491
Waste Connections, Inc. (a)	22,747	758,385
		1,473,787
Foods – 1.1%
American Italian Pasta Co. Class A (a)	5,266	183,204
Cal-Maine Foods, Inc.	4,118	140,341
Fresh Del Monte Produce, Inc. (a)	3,850	85,085
J&J Snack Foods Corp.	1,505	60,140
Lancaster Colony Corp.	3,147	156,406
M&F Worldwide Corp. (a)	2,772	109,494
Nash Finch Co.	1,831	67,912
Overhill Farms, Inc. (a)	7,070	34,360
TreeHouse Foods, Inc. (a)	20,540	798,184
Weis Markets, Inc.	3,199	116,316
		1,751,442
Forest Products & Paper – 0.6%
Boise, Inc. (a)	18,280	97,067
Buckeye Technologies, Inc. (a)	17,550	171,288
Clearwater Paper Corp. (a)	2,970	163,261
Domtar Corp. (a)	1,510	83,669
KapStone Paper and Packaging Corp. (a)	11,010	108,448
Rock-Tenn Co. Class A	5,366	270,500
		894,233
Gas – 1.0%
AGL Resources, Inc.	9,522	347,267
Atmos Energy Corp.	11,819	347,479
Chesapeake Utilities Corp.	921	29,518
The Laclede Group, Inc.	2,620	88,477
New Jersey Resources Corp.	8,057	301,332
Nicor, Inc.	4,200	176,820
Southwest Gas Corp.	9,780	279,024
		1,569,917
Hand & Machine Tools – 0.6%
K-Tron International, Inc. (a)	490	53,283
Lincoln Electric Holdings, Inc.	3,139	167,811
Regal-Beloit Corp.	13,996	726,952
		948,046
Health Care — Products – 3.6%
American Medical Systems Holdings, Inc. (a)	12,917	249,169
Atrion Corp.	726	113,053
Bruker Corp. (a)	6,226	75,086
DexCom, Inc. (a)	4,600	37,168
Hill-Rom Holdings, Inc.	12,712	304,961
Invacare Corp.	11,205	279,453
Kensey Nash Corp. (a)	5,328	135,864
Kinetic Concepts, Inc. (a)	7,516	282,977
Masimo Corp. (a)	12,205	371,276
Merit Medical Systems, Inc. (a)	19,222	370,792
Natus Medical, Inc. (a)	22,222	328,663
NuVasive, Inc. (a)	31,933	1,021,217
Orthofix International NV (a)	14,402	446,030
PSS World Medical, Inc. (a)	277	6,252
Quidel Corp. (a)	9,660	133,115
Steris Corp.	10,720	299,839
SurModics, Inc. (a)	3,673	83,230
Symmetry Medical, Inc. (a)	17,140	138,148
Thoratec Corp. (a)	12,000	323,040
Utah Medical Products, Inc.	1,560	45,739
Volcano Corp. (a)	33,942	589,912
Young Innovations, Inc.	1,660	41,135
		5,676,119

The accompanying notes are an integral part of the financial statements.

34

MML Small Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Health Care — Services – 6.0%
Alliance HealthCare Services, Inc. (a)	4,593	$26,226
Allied Healthcare International, Inc. (a)	15,170	44,145
Amedisys, Inc. (a)	6,107	296,556
America Service Group, Inc.	6,501	103,171
American Dental Partners, Inc. (a)	3,120	40,248
AmSurg Corp. (a)	15,911	350,360
Centene Corp. (a)	15,275	323,372
Community Health Systems, Inc. (a)	4,210	149,876
Continucare Corp. (a)	14,540	63,540
The Ensign Group, Inc.	2,772	42,606
Genoptix, Inc. (a)	18,955	673,471
Gentiva Health Services, Inc. (a)	13,499	364,608
Health Management Associates, Inc. Class A (a)	212,355	1,543,821
HEALTHSOUTH Corp. (a)	14,511	272,371
Healthways, Inc. (a)	6,883	126,234
ICON PLC Sponsored ADR (Ireland) (a)	7,790	169,277
Kindred Healthcare, Inc. (a)	4,700	86,762
LHC Group, Inc. (a)	10,275	345,343
LifePoint Hospitals, Inc. (a)	6,248	203,122
Lincare Holdings, Inc. (a)	9,803	363,887
Magellan Health Services, Inc. (a)	7,899	321,726
Mednax, Inc. (a)	17,379	1,044,652
Metropolitan Health Networks, Inc. (a)	20,770	41,332
Molina Healthcare, Inc. (a)	12,235	279,814
Nighthawk Radiology Holdings, Inc. (a)	15,375	69,649
NovaMed, Inc. (a)	10,180	39,498
Odyssey Healthcare, Inc. (a)	18,094	281,905
RehabCare Group, Inc. (a)	12,092	367,960
Res-Care, Inc. (a)	7,750	86,800
Sun Healthcare Group, Inc. (a)	72,144	661,560
Triple-S Management Corp. Class B (a)	14,502	255,235
U.S. Physical Therapy, Inc. (a)	6,191	104,814
Universal Health Services, Inc. Class B	4,356	132,858
Virtual Radiologic Corp. (a)	3,320	42,363
WellCare Health Plans, Inc. (a)	4,810	176,816
		9,495,978
Holding Company — Diversified – 0.0%
Primoris Services Corp.	5,920	47,182
Home Furnishing – 0.1%
La-Z-Boy, Inc. (a)	9,970	95,014
Tempur-Pedic International, Inc. (a)	5,585	131,974
		226,988
Household Products – 0.6%
American Greetings Corp. Class A	6,030	131,394
Blyth, Inc.	5,852	197,330
Central Garden & Pet Co. Class A (a)	24,294	241,482
CSS Industries, Inc.	2,180	42,379
Ennis, Inc.	5,643	94,746
Helen of Troy Ltd. (a)	3,850	94,171
Kid Brands, Inc. (a)	7,790	34,120
Prestige Brands Holdings, Inc. (a)	22,580	177,479
		1,013,101
Housewares – 0.4%
National Presto Industries, Inc.	2,687	293,501
The Toro Co.	6,688	279,625
		573,126
Insurance – 4.9%
Allied World Assurance Co. Holdings Ltd.	5,390	248,317
American Physicians Capital, Inc.	5,876	178,160
American Physicians Service Group, Inc.	1,660	38,296
American Safety Insurance Holdings Ltd. (a)	2,910	42,050
AMERISAFE, Inc. (a)	14,304	257,043
Amtrust Financial Services, Inc.	16,863	199,321
Argo Group International Holdings Ltd. (a)	6,582	191,799
Aspen Insurance Holdings Ltd.	12,046	306,571
CNA Surety Corp. (a)	10,179	151,565
Conseco, Inc. (a)	53,214	266,070
EMC Insurance Group, Inc.	2,070	44,526
Employers Holdings, Inc.	10,670	163,678
Endurance Specialty Holdings Ltd.	8,499	316,418
Enstar Group Ltd. (a)	2,577	188,173
FBL Financial Group, Inc. Class A	6,950	128,714
First Mercury Financial Corp.	9,373	128,504
Flagstone Reinsurance Holdings Ltd.	15,580	170,445
FPIC Insurance Group, Inc. (a)	3,291	127,098
Greenlight Capital Re, Ltd. Class A (a)	8,000	188,560
The Hanover Insurance Group, Inc.	27,085	1,203,387
Harleysville Group, Inc.	3,710	117,941
Infinity Property & Casualty Corp.	6,083	247,213
Life Partners Holdings, Inc.	8,981	190,307
MBIA, Inc. (a)	22,750	90,545
Mercer Insurance Group, Inc.	2,500	45,425
Mercury General Corp.	3,530	138,588
Montpelier Re Holdings Ltd.	15,060	260,839
National Interstate Corp.	1,326	22,489
National Western Life Insurance Co. Class A	459	79,692
OneBeacon Insurance Group Ltd.	6,850	94,393
Platinum Underwriters Holdings Ltd.	7,929	303,601
PMA Capital Corp. Class A (a)	10,207	64,304
ProAssurance Corp. (a)	6,630	356,097
Safety Insurance Group, Inc.	7,419	268,790
SeaBright Insurance Holdings, Inc. (a)	3,740	42,973
StanCorp Financial Group, Inc.	8,651	346,213

The accompanying notes are an integral part of the financial statements.

35

MML Small Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Unitrin, Inc.	12,010	$264,820
Universal Insurance Holdings, Inc.	15,990	93,861
Validus Holdings Ltd.	11,272	303,668
		7,870,454
Internet – 3.7%
Blue Coat Systems, Inc. (a)	67,170	1,917,032
EarthLink, Inc.	33,783	280,737
eResearch Technology, Inc. (a)	26,531	159,451
Giant Interactive Group, Inc. Sponsored ADR (Cayman Islands)	14,175	99,509
GigaMedia Ltd. (a)	54,200	177,234
i2 Technologies, Inc. (a)	9,270	177,242
j2 Global Communications, Inc. (a)	43,852	892,388
NutriSystem, Inc.	4,875	151,954
Perfect World Co. Ltd. Sponsored ADR (Cayman Islands) (a)	5,583	220,194
Perficient, Inc. (a)	5,137	43,305
S1 Corp. (a)	23,895	155,795
Saba Software, Inc. (a)	11,110	45,995
Sohu.com, Inc. (a)	2,019	115,648
SonicWALL, Inc. (a)	18,474	140,587
TIBCO Software, Inc. (a)	76,070	732,554
United Online, Inc.	25,327	182,101
ValueClick, Inc. (a)	26,439	267,563
Web.com Group Inc. (a)	3,514	22,946
Websense, Inc. (a)	8,077	141,025
		5,923,260
Investment Companies – 1.0%
Apollo Investment Corp.	17,600	167,728
Ares Capital Corp.	8,445	105,140
BlackRock Kelso Capital Corp.	5,920	50,438
Fifth Street Finance Corp.	15,060	161,745
Gladstone Capital Corp.	13,592	104,658
Gladstone Investment Corp.	9,140	41,678
Hercules Technology Growth Capital, Inc.	24,559	255,168
MCG Capital Corp. (a)	21,381	92,366
NGP Capital Resources Co.	6,030	49,024
PennantPark Investment Corp.	13,470	120,153
Prospect Capital Corp.	22,290	263,245
TICC Capital Corp.	10,700	64,735
Triangle Capital Corp.	3,630	43,887
		1,519,965
Iron & Steel – 0.0%
Mesabi Trust	2,960	37,888
Leisure Time – 0.1%
Ambassadors Group, Inc.	6,172	82,026
Polaris Industries, Inc.	3,363	146,727
		228,753
Lodging – 0.6%
Ameristar Casinos, Inc.	59,127	900,504
Machinery — Diversified – 2.2%
Altra Holdings, Inc. (a)	6,657	82,214
Chart Industries, Inc. (a)	15,390	254,705
DXP Enterprises, Inc. (a)	3,365	43,981
Gardner Denver, Inc.	32,056	1,363,983
Graco, Inc.	30,785	879,527
Wabtec Corp.	19,935	814,145
		3,438,555
Manufacturing – 2.1%
A.O. Smith Corp.	4,100	177,899
American Railcar Industries, Inc.	4,050	44,631
Ameron International Corp.	4,771	302,768
AZZ, Inc. (a)	6,363	208,070
The Brink's Co.	5,147	125,278
Carlisle Cos., Inc.	8,810	301,831
Ceradyne, Inc. (a)	15,125	290,551
Colfax Corp. (a)	20,649	248,614
EnPro Industries, Inc. (a)	16,808	443,899
FreightCar America, Inc.	13,323	264,195
GP Strategies Corp. (a)	5,920	44,578
Harsco Corp.	3,247	104,651
Koppers Holdings, Inc.	889	27,061
LSB Industries, Inc. (a)	8,903	125,532
Myers Industries, Inc.	11,192	101,847
Portec Rail Products, Inc.	4,670	50,016
Smith & Wesson Holding Corp. (a)	7,414	30,323
Sturm, Ruger & Co., Inc.	24,310	235,807
Tredegar Corp.	15,613	246,998
		3,374,549
Media – 1.3%
Belo Corp. Class A	6,642	36,132
Courier Corp.	594	8,464
CTC Media, Inc. (a)	5,810	86,569
Entercom Communications Corp. Class A (a)	5,190	36,693
FactSet Research Systems, Inc.	16,470	1,084,879
Gannett Co., Inc.	5,236	77,755
John Wiley & Sons, Inc. Class A	4,696	196,668
Journal Communications, Inc. Class A	10,070	39,172
Lee Enterprises, Inc. (a)	26,380	91,539
Mediacom Communications Corp. (a)	6,691	29,909
Scholastic Corp.	7,602	226,768
Sinclair Broadcast Group, Inc. Class A (a)	27,356	110,245
Value Line, Inc.	1,460	36,661
		2,061,454
Metal Fabricate & Hardware – 0.4%
Ampco-Pittsburgh Corp.	4,618	145,606
Mueller Industries, Inc.	12,960	321,926
North American Galvanizing & Coating, Inc. (a)	9,314	45,173
The Timken Co.	6,940	164,547
		677,252
Mining – 1.1%
Century Aluminum Co. (a)	25,952	420,163
Compass Minerals International, Inc.	15,689	1,054,144
Redcorp Ventures Ltd. (c)	68,300	326
Thompson Creek Metals Co., Inc. (a)	23,766	278,538
		1,753,171
Office Furnishings – 0.1%
Herman Miller, Inc.	13,412	214,324
Oil & Gas – 1.1%
CVR Energy, Inc. (a)	22,600	155,036

The accompanying notes are an integral part of the financial statements.

36

MML Small Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Dominion Resources Black Warrior Trust	3,010	$43,194
Encore Acquisition Co. (a)	1,172	56,279
Gulfport Energy Corp. (a)	11,010	126,064
Holly Corp.	39,256	1,006,131
Pengrowth Energy Trust	7,444	71,686
Pioneer Drilling Co. (a)	11,210	88,559
PrimeEnergy Corp. (a)	1,150	41,849
Provident Energy Trust	7,790	52,349
Rowan Cos., Inc. (a)	5,290	119,766
Stone Energy Corp. (a)	2,810	50,720
		1,811,633
Oil & Gas Services – 1.7%
Acergy SA Sponsored ADR (Luxembourg)	25,241	394,012
Basic Energy Services, Inc. (a)	9,433	83,954
Bolt Technology Corp. (a)	4,046	44,587
Cal Dive International, Inc. (a)	21,915	165,677
Cie Generale de Geophysique-Veritas Sponsored ADR (France) (a)	8,170	173,612
Complete Production Services, Inc. (a)	12,770	166,010
Dawson Geophysical Co. (a)	3,552	82,087
Geokinetics, Inc. (a)	4,780	45,984
Matrix Service Co. (a)	9,729	103,614
Oil States International, Inc. (a)	9,679	380,288
SEACOR Holdings, Inc. (a)	3,856	294,020
T-3 Energy Services, Inc. (a)	6,432	164,016
TGC Industries, Inc. (a)	9,450	36,949
Tidewater, Inc.	5,668	271,781
Willbros Group, Inc. (a)	18,539	312,753
		2,719,344
Packaging & Containers – 0.9%
AEP Industries, Inc. (a)	3,714	142,172
Bway Holding Co. (a)	7,820	150,300
Packaging Corp. of America	45,992	1,058,276
		1,350,748
Pharmaceuticals – 2.3%
Biovail Corp.	11,970	167,101
Cornerstone Therapeutics, Inc. (a)	7,690	46,909
Cubist Pharmaceuticals, Inc. (a)	2,049	38,870
Endo Pharmaceuticals Holdings, Inc. (a)	6,826	140,001
Herbalife Ltd.	9,621	390,324
Impax Laboratories, Inc. (a)	9,240	125,664
Indevus Pharmaceuticals, Inc. (c)	400	4
King Pharmaceuticals, Inc. (a)	17,549	215,326
KV Pharmaceutical Co. Class A (a)	20,770	76,226
Medicis Pharmaceutical Corp. Class A	4,979	134,682
Par Pharmaceutical Cos., Inc. (a)	3,520	95,251
Perrigo Co.	9,857	392,703
PharMerica Corp. (a)	16,546	262,751
Questcor Pharmaceuticals, Inc. (a)	53,049	251,983
Savient Pharmaceuticals, Inc. (a)	67,228	914,973
Sirona Dental Systems, Inc. (a)	2,049	65,035
Valeant Pharmaceuticals International (a)	7,929	252,063
VCA Antech, Inc. (a)	3,658	91,157
		3,661,023
Pipelines – 0.7%
MarkWest Energy Partners, LP	40,622	1,189,006
Real Estate – 0.7%
E-House China Holdings Ltd. Sponsored ADR (Cayman Islands) (a)	8,800	159,456
Forestar Real Esate Group, Inc. (a)	13,989	307,478
Starwood Property Trust, Inc.	26,583	502,153
W.P. Carey & Co. LLC	4,425	122,351
		1,091,438
Real Estate Investment Trusts (REITS) – 4.7%
Agree Realty Corp.	3,367	78,417
Associated Estates Realty Corp.	4,670	52,631
CapitalSource, Inc.	70,308	279,123
CBL & Associates Properties, Inc.	13,030	126,000
Chimera Investment Corp.	150,178	582,691
DiamondRock Hospitality Co.	12,492	105,807
Digital Realty Trust, Inc.	22,971	1,154,982
Equity Lifestyle Properties, Inc.	3,580	180,683
Hatteras Financial Corp.	27,743	775,694
Home Properties, Inc.	7,999	381,632
Hospitality Properties Trust	4,260	101,005
HRPT Properties Trust	6,540	42,314
Kilroy Realty Corp.	3,010	92,317
LaSalle Hotel Properties	7,070	150,096
Liberty Property Trust	1,336	42,765
LTC Properties, Inc.	16,154	432,120
Mack-Cali Realty Corp.	5,297	183,117
Mid-America Apartment Communities, Inc.	27,923	1,348,122
Monmouth Real Estate Investment Corp. Class A	6,230	46,351
National Health Investors, Inc.	6,285	232,482
Nationwide Health Properties, Inc.	1,336	47,001
Newcastle Investment Corp. (a)	12,770	26,689
Realty Income Corp.	335	8,680
Tanger Factory Outlet Centers, Inc.	17,883	697,258
Walter Investment Management Corp.	17,860	255,934
		7,423,911
Retail – 8.4%
Aeropostale, Inc. (a)	8,315	283,126
AFC Enterprises (a)	6,416	52,355
Barnes & Noble, Inc.	14,353	273,712
Big 5 Sporting Goods Corp.	2,053	35,271
Big Lots, Inc. (a)	8,991	260,559
Books-A-Million, Inc.	4,470	30,038
Borders Group, Inc. (a)	9,186	10,839
Cabela's, Inc. (a)	17,330	247,126
Carrols Restaurant Group, Inc. (a)	5,920	41,854

The accompanying notes are an integral part of the financial statements.

37

MML Small Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Cash America International, Inc.	10,829	$378,582
The Cato Corp. Class A	16,313	327,239
CEC Entertainment, Inc. (a)	10,190	325,265
The Cheesecake Factory, Inc. (a)	4,647	100,329
The Children's Place Retail Store, Inc. (a)	25,440	839,774
Chipotle Mexican Grill, Inc. (a)	5,800	511,328
Destination Maternity Corp. (a)	2,390	45,410
Dress Barn, Inc. (a)	12,637	291,915
EZCORP, Inc. (a)	18,668	321,276
The Finish Line, Inc. Class A	15,085	189,317
First Cash Financial Services, Inc. (a)	14,894	330,498
Group 1 Automotive, Inc. (a)	6,020	170,667
The Gymboree Corp. (a)	7,737	336,482
HSN, Inc. (a)	6,062	122,392
Inergy LP	19,040	679,347
Insight Enterprises, Inc. (a)	17,151	195,864
Jack in the Box, Inc. (a)	48,199	948,074
Jo-Ann Stores, Inc. (a)	1,660	60,158
Jos. A. Bank Clothiers, Inc. (a)	3,168	133,658
Kirkland's, Inc. (a)	23,010	399,684
Men's Wearhouse, Inc.	6,230	131,204
P.F. Chang's China Bistro, Inc. (a)	8,800	333,608
The Pantry, Inc. (a)	8,278	112,498
Papa John's International, Inc. (a)	11,213	261,936
PC Connection, Inc. (a)	871	5,879
PC Mall, Inc. (a)	6,440	33,617
Phillips-Van Heusen Corp.	24,221	985,310
RadioShack Corp.	14,334	279,513
Saks, Inc. (a)	116,990	767,454
School Specialty, Inc. (a)	15,768	368,814
Signet Jewelers Ltd. (a)	4,969	132,772
Sport Supply Group, Inc.	4,470	56,277
Stage Stores, Inc.	25,498	315,155
Tractor Supply Co. (a)	25,837	1,368,328
World Fuel Services Corp.	11,798	316,068
		13,410,572
Savings & Loans – 0.5%
First Defiance Financial Corp.	5,576	62,953
First Niagara Financial Group, Inc.	30,930	430,236
NASB Financial, Inc.	723	16,839
OceanFirst Financial Corp.	10,748	121,453
United Financial Bancorp, Inc.	6,849	89,790
		721,271
Semiconductors – 3.0%
Amkor Technology, Inc. (a)	6,330	45,323
Himax Technologies, Inc. Sponsored ADR (Cayman Islands)	37,129	102,847
Mellanox Technologies Ltd. (a)	3,682	69,442
Micrel, Inc.	26,178	214,660
Netlogic Microsystems, Inc. (a)	19,470	900,682
QLogic Corp. (a)	18,931	357,228
Semtech Corp. (a)	52,733	896,988
Sigma Designs, Inc. (a)	10,532	112,692
Silicon Motion Technology Corp. Sponsored ADR (Cayman Islands) (a)	7,038	23,999
Skyworks Solutions, Inc. (a)	57,284	812,860
Tessera Technologies, Inc. (a)	7,606	176,992
Varian Semiconductor Equipment Associates, Inc. (a)	24,028	862,125
Volterra Semiconductor Corp. (a)	6,130	117,206
		4,693,044
Software – 4.4%
Actuate Corp. (a)	23,385	100,088
Acxiom Corp. (a)	33,704	452,308
American Reprographics Co. (a)	25,876	181,391
Blackboard, Inc. (a)	8,554	388,266
Broadridge Financial Solutions, Inc.	16,297	367,660
Changyou.com Ltd. Sponsored ADR (Cayman Islands) (a)	1,350	44,834
Compuware Corp. (a)	32,926	238,055
Concur Technologies, Inc. (a)	12,583	537,923
CSG Systems International, Inc. (a)	14,859	283,658
DivX, Inc. (a)	3,851	21,720
Double-Take Software, Inc. (a)	5,969	59,630
Fair Isaac Corp.	16,058	342,196
Informatica Corp. (a)	11,237	290,589
Ituran Location and Control Ltd.	3,430	44,041
JDA Software Group, Inc. (a)	5,193	132,266
MedAssets, Inc. (a)	24,538	520,451
MicroStrategy, Inc. Class A (a)	4,018	377,772
Monotype Imaging Holdings, Inc. (a)	5,510	49,755
MSCI, Inc. Class A (a)	34,846	1,108,103
Novell, Inc. (a)	6,167	25,593
Patni Computer Systems Ltd. Sponsored ADR (India)	9,832	201,064
Pervasive Software, Inc. (a)	8,000	38,560
Quest Software, Inc. (a)	17,322	318,725
Satyam Computer Services Ltd. ADR (India) (a)	33,896	156,261
SkillSoft PLC Sponsored ADR (Ireland) (a)	13,096	137,246
Sybase, Inc. (a)	4,667	202,548
SYNNEX Corp. (a)	10,499	321,899
		6,942,602
Telecommunications – 4.3%
ADTRAN, Inc.	8,976	202,409
Anixter International, Inc. (a)	3,890	183,219
Arris Group, Inc. (a)	100,734	1,151,390
Atheros Communications, Inc. (a)	27,392	937,902
Atlantic Tele-Network, Inc.	931	51,214
Black Box Corp.	5,939	168,311
Cincinnati Bell, Inc. (a)	102,844	354,812
Comtech Telecommunications (a)	28,230	989,461
HickoryTech Corp.	5,190	45,828
InterDigital, Inc. (a)	5,610	148,889

The accompanying notes are an integral part of the financial statements.

38

MML Small Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Netgear, Inc. (a)	7,124	$154,519
NeuStar, Inc. Class A (a)	47,817	1,101,704
Nortel Inversora SA Series B Sponsored ADR (Argentina) (a)	2,910	43,650
Oplink Communications, Inc. (a)	3,672	60,184
Plantronics, Inc.	10,053	261,177
Polycom, Inc. (a)	24,810	619,506
Sierra Wireless, Inc. (a)	17,200	182,320
USA Mobility, Inc.	16,586	182,612
		6,839,107
Textiles – 0.2%
G&K Services, Inc. Class A	5,504	138,316
UniFirst Corp.	3,148	151,450
		289,766
Transportation – 2.1%
Atlas Air Worldwide Holdings, Inc. (a)	3,220	119,945
Diana Shipping, Inc. (a)	10,512	152,214
Gulfmark Offshore, Inc. (a)	8,701	246,325
Hub Group, Inc. Class A (a)	42,464	1,139,309
Kirby Corp. (a)	3,168	110,341
Old Dominion Freight Line, Inc. (a)	38,885	1,193,769
Safe Bulkers, Inc.	16,180	141,737
Ship Finance International Ltd.	3,320	45,252
Teekay Tankers Ltd. Class A	13,718	117,015
		3,265,907
Trucking & Leasing – 0.0%
Aircastle Ltd.	5,088	50,117
Genesis Lease Ltd. Sponsored ADR (Ireland)	1,742	15,556
		65,673
Water – 0.4%
Aqua America, Inc.	36,357	636,611
TOTAL COMMON STOCK (Cost $133,651,949)		158,237,202
TOTAL EQUITIES (Cost $133,651,949)		158,237,202
MUTUAL FUNDS – 0.0%
Diversified Financial – 0.0%
ASA Ltd.	155	12,005
TOTAL MUTUAL FUNDS (Cost $9,551)		12,005
TOTAL LONG-TERM INVESTMENTS (Cost $133,661,500)		158,249,207
	Principal Amount
SHORT-TERM INVESTMENTS – 0.7%
Repurchase Agreement – 0.7%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/09, 0.005%, due 1/04/10 (d)	$1,160,938	1,160,938
TOTAL SHORT-TERM INVESTMENTS (Cost $1,160,938)		1,160,938
TOTAL INVESTMENTS – 100.2% (Cost $134,822,438) (e)		159,410,145
Other Assets/ (Liabilities) – (0.2)%		(336,132)
NET ASSETS – 100.0%		$159,074,013

Notes to Portfolio of Investments
ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers).
(c)	This security is valued in good faith under procedures established by the Board of Trustees.
(d)	Maturity value of $1,160,938. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 7/15/25, and an aggregate market value, including accrued interest, of $1,185,513.
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

39

MML Strategic Emerging Markets Fund – Portfolio of Investments

December 31, 2009

	Number of Shares	Value
EQUITIES – 99.2%
COMMON STOCK – 98.9%
Apparel – 2.0%
Far Eastern New Century Corp.	205,020	$254,851
XTEP International Holdings	273,000	153,130
		407,981
Automotive & Parts – 2.3%
Hero Honda Motors Ltd. (a)	6,420	236,283
Hyundai Mobis (a)	1,515	220,983
		457,266
Banks – 19.0%
Bank Mandari Tbk PT	612,500	306,760
Bank Rakyat Indonesia	509,000	411,282
China Construction Bank Corp. Class H	537,000	457,055
Commercial International Bank	32,821	326,406
Credicorp Ltd.	3,700	284,974
ICICI Bank Ltd. Sponsored ADR (India)	7,600	286,596
Industrial & Commercial Bank of China	565,000	463,641
Itau Unibanco Holding SA Sponsored ADR (Brazil)	2,591	59,178
KB Financial Group, Inc. (a)	7,520	383,618
Turkiye Garanti Bankasi AS	91,237	386,896
Turkiye Halk Bankasi AS	56,921	452,480
		3,818,886
Building Materials – 1.9%
Asia Cement Corp.	352,570	379,788
Chemicals – 1.5%
Taiwan Fertilizer Co. Ltd.	88,000	311,268
Computers – 2.5%
Compal Electronics, Inc.	144,000	197,977
Tata Consultancy Services Ltd.	19,166	307,091
		505,068
Diversified Financial – 3.3%
BM&F BOVESPA SA	8,600	59,683
Hong Kong Exchanges and Clearing Ltd.	11,000	195,814
Redecard SA	4,000	65,817
Yuanta Financial Holding Co. Ltd.	477,000	347,656
		668,970
Electronics – 1.6%
Hon Hai Precision Industry Co. Ltd. (a)	69,000	324,590
Foods – 2.5%
Wimm-Bill-Dann Foods OJSC Sponsored ADR (Russia) (a)	12,924	307,979
X5 Retail Group NV GDR (Netherlands) (a)	6,061	193,262
		501,241
Forest Products & Paper – 1.0%
Nine Dragons Paper Holdings Ltd.	122,000	194,556
Health Care — Services – 0.9%
Diagnosticos da America SA	5,900	191,260
Home Builders – 0.9%
Desarrolladora Homex SA de CV Sponsored ADR (Mexico) (a)	5,200	174,824
Household Products – 1.4%
Hypermarcas SA (a)	12,544	287,507
Insurance – 1.8%
China Life Insurance Co. Ltd. Sponsored ADR (China)	4,989	365,943
Internet – 2.6%
Ctrip.com International Ltd. ADR (Cayman Islands) (a)	3,300	237,138
NHN Corp. (a)	1,682	277,742
		514,880
Iron & Steel – 1.9%
POSCO	594	312,703
Ternium SA Sponsored ADR (Luxembourg) (a)	2,200	77,924
		390,627
Media – 3.3%
Naspers Ltd.	16,314	661,928
Mining – 9.1%
Antofagasta PLC	18,890	299,732
Cia de Minas Buenaventura SA, Series B Sponsored ADR (Peru)	1,711	57,267
Randgold Resources Ltd. Sponsored ADR (Channel Islands)	5,000	395,600
Vale SA Sponsored ADR (Brazil)	43,167	1,071,405
		1,824,004
Oil & Gas – 13.2%
CNOOC Ltd.	235,000	365,237
Gazprom OAO Sponsored ADR (Russia)	19,156	477,513
Lukoil OAO Sponsored ADR (Russia)	4,764	266,855
PetroChina Co. Ltd. Class H	330,000	393,134
Petroleo Brasileiro SA Sponsored ADR (Brazil)	18,507	784,512
Rosneft Oil Co. GDR (Russia)	44,250	380,550
		2,667,801
Pharmaceuticals – 0.3%
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	973	54,663
Real Estate – 3.9%
China Resources Land Ltd.	143,600	323,963
PDG Realty SA Empreendimentos e Participacoes	30,400	297,889
Yanlord Land Group Ltd.	101,000	154,703
		776,555

The accompanying notes are an integral part of the financial statements.

40

MML Strategic Emerging Markets Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Retail – 2.8%
Astra International Tbk PT	63,500	$233,261
Parkson Retail Group Ltd.	188,500	330,174
		563,435
Semiconductors – 8.1%
Hynix Semiconductor, Inc. (a)	11,250	222,711
Samsung Electronics Co., Ltd.	1,609	1,098,919
Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR (Taiwan)	26,561	303,858
		1,625,488
Software – 1.1%
HCL Technologies Ltd.	28,814	229,123
Telecommunications – 10.0%
America Movil SAB de C.V. Sponsored ADR (Mexico)	10,358	486,619
China Mobile Ltd. Sponsored ADR (Hong Kong)	12,100	561,803
Mobile TeleSystems Sponsored ADR (Russia)	6,249	305,514
Telekomunikasi Indonesia Tbk PT	326,000	326,214
Vimpel-Communications Sponsored ADR (Russia)	18,325	340,662
		2,020,812
TOTAL COMMON STOCK (Cost $16,054,700)		19,918,464
PREFERRED STOCK – 0.3%
Iron & Steel – 0.3%
Usinas Siderurgicas de Minas Gerais SA Class A	2,200	61,828
TOTAL PREFERRED STOCK (Cost $57,354)		61,828
TOTAL EQUITIES (Cost $16,112,054)		19,980,292
TOTAL LONG-TERM INVESTMENTS (Cost $16,112,054)		19,980,292
	Principal Amount
SHORT-TERM INVESTMENTS – 0.9%
Repurchase Agreement – 0.9%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31//09, 0.005%, due 1/04/10 (b)	$177,803	177,803
TOTAL SHORT-TERM INVESTMENTS (Cost $177,803)		177,803
TOTAL INVESTMENTS – 100.1% (Cost $16,289,857) (c)		20,158,095
Other Assets/ (Liabilities) – (0.1)%		(16,882)
NET ASSETS – 100.0%		$20,141,213

Notes to Portfolio of Investments
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $177,803. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 5/15/39, and an aggregate market value, including accrued interest, of $184,765.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

41

MML China Fund – Portfolio of Investments

December 31, 2009

	Number of Shares	Value
EQUITIES – 98.2%
COMMON STOCK – 98.2%
Apparel – 2.7%
China Dongxiang Group Co.	319,000	$245,432
Li Ning Co. Ltd.	73,000	276,273
		521,705
Auto Manufacturers – 2.7%
Denway Motors Ltd.	330,000	208,534
Dongfeng Motor Group Co. Ltd.	224,000	318,814
		527,348
Banks – 11.8%
China CITIC Bank Class H	226,000	191,179
China Construction Bank Corp. Class H	1,494,000	1,271,585
China Merchants Bank Co. Ltd.	143,950	373,411
Industrial & Commercial Bank of China	339,000	278,184
Industrial & Commercial Bank of China Asia Ltd.	78,000	168,783
		2,283,142
Building Materials – 2.9%
China Resources Cement Holdings Ltd. (a)	214,000	104,944
China Shanshui Cement Group	397,000	288,338
Zhejiang Glass Co. Ltd. Class H (a)	448,000	168,862
		562,144
Coal – 9.2%
China Shenhua Energy Co. Ltd.	209,500	1,012,846
Fushan International Energy Group Ltd.	396,000	385,589
Yanzhou Coal Mining Co. Ltd. Class H	178,000	389,424
		1,787,859
Commercial Services – 1.7%
New Oriental Education & Technology Group, Inc. Sponsored ADR (Cayman Islands) (a)	4,300	325,123
Computers – 2.5%
Lenovo Group Ltd.	788,000	488,813
Electrical Components & Equipment – 4.8%
China High Speed Transmission Equipment Group Co. Ltd.	122,000	295,284
Dongfang Electric Corp. Ltd.	37,600	200,033
Zhuzhou CSR Times Electric Co. Ltd. Class H	219,000	445,253
		940,570
Energy — Alternate Sources – 1.2%
China Longyuan Power Group Corp. Class H (a)	183,000	236,954
Environmental Controls – 1.9%
China Metal Recycling Holdings Ltd. (a)	339,600	366,905
Foods – 1.4%
China Mengniu Dairy Co. Ltd. (a)	75,000	268,118
Holding Company — Diversified – 1.1%
China Merchants Holdings International Co. Ltd.	64,000	206,161
Insurance – 10.8%
China Life Insurance Co. Ltd.	198,000	970,080
China Taiping Insurance Holdings Co. Ltd. (a)	146,400	469,312
Ping An Insurance Group Co. of China Ltd.	76,000	659,066
		2,098,458
Internet – 6.4%
Alibaba.com Ltd.	89,500	206,168
Ctrip.com International Ltd. ADR (Cayman Islands) (a)	7,900	567,694
Tencent Holdings Ltd.	21,400	461,740
		1,235,602
Iron & Steel – 2.9%
Angang Steel Co. Ltd.	180,000	392,615
Shougang Concord International Enterprises Co. Ltd.	656,000	162,658
		555,273
Lodging – 0.5%
Wynn Macau Ltd. (a)	76,800	93,693
Machinery — Construction & Mining – 2.6%
China National Materials Co. Ltd.	355,000	262,017
Sany Heavy Equipment International Holdings Co. Ltd. (a)	189,000	239,361
		501,378
Media – 0.5%
Phoenix Satellite Television Holdings Ltd.	398,000	101,862
Mining – 0.9%
Zijin Mining Group Co. Ltd.	192,000	181,680
Oil & Gas – 9.7%
China Petroleum and Chemical Corp. Class H	460,000	406,722
CNOOC Ltd.	186,000	289,081
CNPC Hong Kong Ltd.	620,000	817,353
PetroChina Co. Ltd. Class H	312,000	371,691
		1,884,847
Packaging & Containers – 1.6%
CPMC Holdings Ltd. (a)	238,000	313,695
Pharmaceuticals – 1.5%
Sinopharm Group Co. (a)	83,600	294,126
Real Estate – 6.2%
China Overseas Land & Investment Ltd.	90,000	188,206

The accompanying notes are an integral part of the financial statements.

42

MML China Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Franshion Properties China Ltd.	558,000	$195,862
Longfor Properties Co. Ltd. (a)	79,000	89,047
Poly Hong Kong Investments Ltd.	130,000	160,842
Shun Tak Holdings Ltd.	344,000	214,035
Yanlord Land Group Ltd.	232,000	355,358
		1,203,350
Retail – 3.5%
GOME Electrical Appliances Holdings Ltd. (a)	798,000	287,116
Parkson Retail Group Ltd.	64,500	112,977
PCD Stores Ltd. (a)	706,000	274,064
		674,157
Semiconductors – 1.1%
Shanghai Comtec Solar Technology Co. Ltd. (a)	586,000	212,365
Telecommunications – 4.1%
AAC Acoustic Technologies Holdings, Inc.	62,000	102,457
China Mobile Ltd.	51,500	480,007
ZTE Corp. Class H	35,600	218,402
		800,866
Transportation – 2.0%
China Shipping Development Co. Ltd. Class H	130,000	194,383
Orient Overseas International Ltd.	43,000	200,130
		394,513
TOTAL COMMON STOCK (Cost $14,712,658)		19,060,707
TOTAL EQUITIES (Cost $14,712,658)		19,060,707
TOTAL LONG-TERM INVESTMENTS (Cost $14,712,658)		19,060,707
	Principal Amount
SHORT-TERM INVESTMENTS – 3.1%
Repurchase Agreement – 3.1%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/09, 0.005%, due 1/04/10 (b)	$613,166	613,166
TOTAL SHORT-TERM INVESTMENTS (Cost $613,166)		613,166
TOTAL INVESTMENTS – 100.0% (Cost $15,325,824) (c)		19,673,873
Other Assets/ (Liabilities) – (1.3)%		(256,818)
NET ASSETS - 100.0%		$19,417,055

Notes to Portfolio of Investments
ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $613,166. Collateralized by U.S. Government Agency obligations with a rate of 3.750%, maturity date of 12/15/23, and an aggregate market value, including accrued interest, of $628,222.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

43

MML Series Investment Fund II – Financial Statements

Statements of Assets and Liabilities
December 31, 2009

		MML Inflation-Protected and Income Fund	MML Enhanced Index Core Equity Fund
Assets:
	Investments, at value — unaffiliated issuers (Note 2) (a)	$552,172,315	$17,486,783
	Investments, at value — affiliated issuers (Note 2) (b)	-	-
	Short-term investments, at value (Note 2) (c)	241,684,094	10,744
	Total investments	793,856,409	17,497,527
	Foreign currency, at value (d)	-	-
	Receivables from:
	Investments sold	-	-
	Investment adviser (Note 3)	-	-
	Fund shares sold	6,059,060	1,728
	Interest and dividends	3,838,912	24,348
	Broker for collateral held for reverse repurchase agreements (Note 2)	1,001,500	-
	Foreign taxes withheld	-	-
	Total assets	804,755,881	17,523,603
Liabilities:
	Payables for:
	Investments purchased	1,037,069	-
	Reverse repurchase agreements (Note 2)	357,512,029	-
	Interest for reverse repurchase agreements (Note 2)	133,269	-
	Fund shares repurchased	2,918	29,994
	Trustees' fees and expenses (Note 3)	25,375	2,072
	Affiliates (Note 3):
	Investment management fees	204,188	8,135
	Administration fees	-	-
	Service fees	11,797	213
	Accrued expense and other liabilities	79,172	30,629
	Total liabilities	359,005,817	71,043
	Net assets	$445,750,064	$17,452,560
Net assets consist of:
	Paid-in capital	$451,676,276	$25,144,431
	Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income)	(8,394)	237,268
	Accumulated net realized gain (loss) on investments and foreign currency transactions	(18,313,692)	(10,163,332)
	Net unrealized appreciation (depreciation) on investments and foreign currency translations	12,395,874	2,234,193
	Net assets	$445,750,064	$17,452,560

(a)	Cost of investments — unaffiliated issuers:	$539,776,441	$15,252,590
(b)	Cost of investments — affiliated issuers:	$-	$-
(c)	Cost of short-term investments:	$241,684,094	$10,744
(d)	Cost of foreign currency:	$-	$-

The accompanying notes are an integral part of the financial statements.

44

MML Small Cap Equity Fund	MML Strategic Emerging Markets Fund	MML China Fund

$158,142,239	$19,980,292	$19,060,707
106,968	-	-
1,160,938	177,803	613,166
159,410,145	20,158,095	19,673,873
-	210,857	4,538

-	-	-
-	1,178	402
56,177	528	14
184,060	13,446	-
-	-	-
-	929	-
159,650,382	20,385,033	19,678,827

366,753	28,103	137,039
-	-	-
-	-	-
33,984	141,131	54,008
16,715	698	744

83,771	17,811	17,201
-	4,241	4,095
1,172	12,598	12,262
73,974	39,238	36,423
576,369	243,820	261,772
$159,074,013	$20,141,213	$19,417,055

$196,451,988	$16,410,303	$14,813,268
333,659	20,452	108,954
(62,299,345)	(159,604)	146,693
24,587,711	3,870,062	4,348,140
$159,074,013	$20,141,213	$19,417,055

$133,575,080	$16,112,054	$14,712,658
$86,420	$-	$-
$1,160,938	$177,803	$613,166
$-	$209,114	$4,444

45

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Assets and Liabilities
December 31, 2009

	MML Inflation-Protected and Income Fund	MML Enhanced Index Core Equity Fund
Initial Class shares:
Net assets	$424,681,737	$17,090,196
Shares outstanding (a)	40,898,223	2,232,999
Net asset value, offering price and redemption price per share	$10.38	$7.65

Class II shares:*
Net assets	$-	$-
Shares outstanding (a)	-	-
Net asset value, offering price and redemption price per share	$-	$-

Service Class shares:
Net assets	$21,068,327	$362,364
Shares outstanding (a)	2,033,195	47,520
Net asset value, offering price and redemption price per share	$10.36	$7.63

Service Class I shares:
Net assets	$-	$-
Shares outstanding (a)	$-	$-
Net asset value, offering price and redemption price per share	$-	$-

(a)	Authorized unlimited number of shares with no par value.
*	Class II shares commenced operations on May 1, 2009.

The accompanying notes are an integral part of the financial statements.

46

MML Small Cap Equity Fund	MML Strategic Emerging Markets Fund	MML China Fund

$157,061,238	$-	$-
20,745,286	-	-
$7.57	$-	$-

$-	$153,956	$150,971
-	13,045	11,835
$-	$11.80	$12.76

$2,012,775	$-	$-
266,844	-	-
$7.54	$-	$-

$-	$19,987,257	$19,266,084
-	1,691,594	1,512,305
$-	$11.82	$12.74

47

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Operations
For the Year Ended December 31, 2009

		MML Inflation-Protected and Income Fund	MML Enhanced Index Core Equity Fund
Investment income (Note 2):
	Dividends (a)	$-	$378,405
	Dividends from affiliated issuers	-	-
	Interest	10,255,044	5
	Total investment income	10,255,044	378,410
Expenses (Note 3):
	Investment management fees	2,345,356	85,518
	Custody fees	43,533	13,261
	Interest expense	1,318,517	-
	Audit fees	30,749	29,658
	Legal fees	10,874	369
	Proxy fees	520	920
	Shareholder reporting fees	83,229	5,566
	Trustees' fees	88,856	3,703
		3,921,634	138,995
	Administration fees:
	Class II *	-	-
	Service Class I	-	-
	Service fees:
	Service Class	33,562	621
	Service Class I	-	-
	Total expenses	3,955,196	139,616
	Expenses waived (Note 3):
	Class II fees waived by advisor *	-	-
	Service Class I fees waived by advisor	-	-
	Net expenses	3,955,196	139,616
	Net investment income (loss)	6,299,848	238,794
Realized and unrealized gain (loss):
	Net realized gain (loss) on:
	Investment transactions	(6,988,341)	(2,361,493)
	Foreign currency transactions	-	-
	Net realized gain (loss)	(6,988,341)	(2,361,493)
	Net change in unrealized appreciation (depreciation) on:
	Investment transactions	44,740,386	5,500,457
	Translation of assets and liabilities in foreign currencies	-	-
	Net change in unrealized appreciation (depreciation)	44,740,386	5,500,457
	Net realized gain (loss) and change in unrealized appreciation (depreciation)	37,752,045	3,138,964
	Net increase (decrease) in net assets resulting from operations	$44,051,893	$3,377,758

(a)	Net of withholding tax of:	$-	$11
*	Class II shares commenced operations on May 1, 2009.

The accompanying notes are an integral part of the financial statements.

48

MML Small Cap Equity Fund	MML Strategic Emerging Markets Fund	MML China Fund

$1,755,242	$313,432	$232,917
253	-	-
576	83	150
1,756,071	313,515	233,067

809,372	160,618	166,330
237,191	33,195	43,849
-	-	-
30,993	32,418	31,646
3,317	-	-
998	1,062	1,064
23,179	5,554	5,753
21,453	2,262	2,366
1,126,503	235,109	251,008

-	223	225
-	38,020	39,378

3,091	-	-
-	38,020	39,378
1,129,594	311,372	329,989

-	(332)	(322)
-	(58,858)	(68,511)
1,129,594	252,182	261,156
626,477	61,333	(28,089)

(13,697,371)	1,052,056	2,805,475
(968)	9,577	1,134
(13,698,339)	1,061,633	2,806,609

56,729,299	7,694,682	5,556,169
12	1,470	97
56,729,311	7,696,152	5,556,266
43,030,972	8,757,785	8,362,875
$43,657,449	$8,819,118	$8,334,786

$2,485	$40,647	$18,275

49

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Inflation-Protected and Income Fund
	Year Ended December 31, 2009	Year Ended December 31, 2008
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$6,299,848	$20,886,153
Net realized gain (loss) on investment transactions	(6,988,341)	(9,120,177)
Net change in unrealized appreciation (depreciation) on investments	44,740,386	(33,792,123)
Net increase (decrease) in net assets resulting from operations	44,051,893	(22,026,147)
Distributions to shareholders (Note 2):
From net investment income:
Initial Class	(8,003,580)	(20,004,326)
Service Class *	(320,437)	(14,454)
Total distributions from net investment income	(8,324,017)	(20,018,780)
From net realized gains:
Initial Class	-	-
Service Class *	-	-
Total distributions from net realized gains	-	-
Tax return of capital:
Initial Class	-	(4,413,027)
Service Class *	-	(3,091)
Total tax return of capital	-	(4,416,118)
Net fund share transactions (Note 5):
Initial Class	(15,318,023)	115,875,106
Service Class *	14,104,814	5,852,810
Increase (decrease) in net assets from fund share transactions	(1,213,209)	121,727,916
Total increase (decrease) in net assets	34,514,667	75,266,871
Net assets
Beginning of year	411,235,397	335,968,526
End of year	$445,750,064	$411,235,397
Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income) included in net assets at end of year	$(8,394)	$(10,164)

*	Service Class shares commenced operations on August 15, 2008.

The accompanying notes are an integral part of the financial statements.

50

MML Enhanced Index Core Equity Fund		MML Small Cap Equity Fund
Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008

$238,794	$443,668	$626,477	$402,712
(2,361,493)	(7,123,304)	(13,698,339)	(10,272,978)
5,500,457	(5,176,510)	56,729,311	(27,778,676)
3,377,758	(11,856,146)	43,657,449	(37,648,942)

-	(434,146)	(643,681)	-
-	(4,036)	(4,483)	-
-	(438,182)	(648,164)	-

-	-	-	(6,247)
-	-	-	(6)
-	-	-	(6,253)

-	(2,035)	-	-
-	(19)	-	-
-	(2,054)	-	-

(2,210,985)	(15,742,559)	27,113,371	46,439,409
125,719	201,575	1,195,974	404,446
(2,085,266)	(15,540,984)	28,309,345	46,843,855
1,292,492	(27,837,366)	71,318,630	9,188,660

16,160,068	43,997,434	87,755,383	78,566,723
$17,452,560	$16,160,068	$159,074,013	$87,755,383

$237,268	$(1,285)	$333,659	$390,760

51

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Strategic Emerging Markets Fund
	Year Ended December 31, 2009	Period Ended December 31, 2008*
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$61,333	$23,075
Net realized gain (loss) on investment transactions	1,061,633	(1,239,510)
Net change in unrealized appreciation (depreciation) on investments	7,696,152	(3,826,090)
Net increase (decrease) in net assets resulting from operations	8,819,118	(5,042,525)
Distributions to shareholders (Note 2):
From net investment income:
Class II **	(661)	-
Service Class I	(39,441)	(5,581)
Total distributions from net investment income	(40,102)	(5,581)
Net fund share transactions (Note 5):
Class II **	100,661	-
Service Class I	766,115	15,543,527
Increase (decrease) in net assets from fund share transactions	866,776	15,543,527
Total increase (decrease) in net assets	9,645,792	10,495,421
Net assets
Beginning of year	10,495,421	-
End of year	$20,141,213	$10,495,421
Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income) included in net assets at end of year	$20,452	$(10,355)

*	Fund commenced operations on August 27, 2008.
**	Class II shares commenced operations on May 1, 2009.

The accompanying notes are an integral part of the financial statements.

52

MML China Fund
Year Ended December 31, 2009	Period Ended December 31, 2008*

$(28,089)	$22,223
2,806,609	(2,524,828)
5,556,266	(1,208,126)
8,334,786	(3,710,731)

(6)	-
(761)	(19,501)
(767)	(19,501)

100,006	-
(502,644)	15,215,906
(402,638)	15,215,906
7,931,381	11,485,674

11,485,674	-
$19,417,055	$11,485,674

$108,954	$551

53

MML Series Investment Fund II – Financial Statements (Continued)

Statement of Cash Flows
For the year ended December 31, 2009

MML Inflation-Protected and Income Fund

Cash flows from operating activities:
Net increase in net assets resulting from operations	$44,051,893
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Investments purchased	(297,510,533)
Investments sold	202,138,054
(Purchase) Sale of short-term investments, net	99,146,909
Amortization (accretion) of discount and premium, net	3,069,589
(Increase) Decrease in receivable from interest and dividends	(20,614)
Increase (Decrease) in payable for interest for reverse repurchase agreements	(285,245)
(Increase) Decrease in receivable from broker for collateral held for reverse repurchase agreements	(1,001,500)
Increase (Decrease) in payable for Trustees' fees and expenses	8,419
Increase (Decrease) in payable for investment management fees	(4,887)
Increase (Decrease) in payable for service fees	10,057
Increase (Decrease) in payable for accrued expenses and other liabilities	21,312
Net change in unrealized (appreciation) depreciation on investments	(44,740,386)
Net realized (gain) loss on investments	6,988,341
Net cash provided by (used in) operating activities	11,871,409

Cash flows from (used in) financing activities:
Proceeds from shares sold	158,304,399
Payment on shares redeemed	(201,403,237)
Proceeds from reverse repurchase agreements	157,740,464
Repayment of reverse repurchase agreements	(126,517,772)
Net cash from (used in) financing activities	(11,876,146)

Net increase (decrease) in cash	(4,737)
Cash at beginning of year	4,737
Cash at end of year	$-

Non cash financing activities not included herein consist of reinvestment of all distributions:	$8,324,017
Cash paid out for interest on reverse repurchase agreements:	$1,603,762

The accompanying notes are an integral part of the financial statements.

54

MML Series Investment Fund II – Financial Highlights

(For a share outstanding throughout each period)

MML Inflation-Protected and Income Fund

	Initial Class
	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06	Year Ended 12/31/05
Net asset value, beginning of year	$9.53	$10.56		$10.27		$10.57	$10.91
Income (loss) from investment operations:
Net investment income (loss) ***	0.14	0.54		0.47		0.38	0.79
Net realized and unrealized gain (loss) on investments	0.91	(0.95)		0.27		(0.28)	(0.62)
Total income (loss) from investment operations	1.05	(0.41)		0.74		0.10	0.17
Less distributions to shareholders:
From net investment income	(0.20)	(0.51)		(0.45)		(0.40)	(0.51)
From net realized gains	-	-		(0.00	) †	-	(0.00	) †
Tax return of capital	-	(0.11)		(0.00	) †	-	(0.00	) †
Total distributions	(0.20)	(0.62)		(0.45)		(0.40)	(0.51)
Net asset value, end of year	$10.38	$9.53		$10.56		$10.27	$10.57
Total Return ^^	11.17%	(4.36%	)	7.51%		0.97%	1.61%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$424,682	$405,288		$335,969		$232,320	$171,307
Net expenses to average daily net assets ‡‡	0.61%	0.60%		0.61%		0.61%	0.63%
Interest expense to average daily net assets ‡‡‡	0.30%	0.94%		N/A		N/A	N/A
Net investment income (loss) to average daily net assets	1.44%	5.22%		4.51%		3.67%	7.29%
Portfolio turnover rate	41%	46%		10%		10%	2%

	Service Class
	Year Ended 12/31/09	Period Ended 12/31/08+++
Net asset value, beginning of period	$9.51	$10.62
Income (loss) from investment operations:
Net investment income (loss) ***	0.23	(0.17)
Net realized and unrealized gain (loss) on investments	0.80	(0.66)
Total income (loss) from investment operations	1.03	(0.83)
Less distributions to shareholders:
From net investment income	(0.18)	(0.26)
Tax return of capital	-	(0.02)
Total distributions	(0.18)	(0.28)
Net asset value, end of period	$10.36	$9.51
Total Return ^^	10.87%	(7.87%	) **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$21,068	$5,947
Net expenses to average daily net assets ‡‡	0.86%	0.86%	*
Interest expense to average daily net assets ‡‡‡	0.30%	1.42%	*
Net investment income (loss) to average daily net assets	2.29%	(4.70%	) *
Portfolio turnover rate	41%	46%~

* Annualized.
** Percentage represents the results for the period and is not annualized.
*** Per share amount calculated on the average shares method.
† Amount is less than $0.005 per share.
+++ For the period August 15, 2008 (commencement of operations) through December 31, 2008.

^^

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

‡‡ Excludes interest expense.

‡‡‡

Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund's net expenses in the Statement of Operations. Income earned on investing proceeds from reverse repurchase agreements is included in interest income in the Statement of Operations.

~ The portfolio turnover rate results are for the Fund.

The accompanying notes are an integral part of the financial statements.

55

MML Series Investment Fund II – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Enhanced Index Core Equity Fund

	Initial Class
	Year Ended 12/31/09		Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06	Year Ended 12/31/05
Net asset value, beginning of year	$6.17		$10.12		$10.84		$9.75	$9.83
Income (loss) from investment operations:
Net investment income (loss)	0.10	***	0.13	***	0.14	***	0.14 ***	0.13
Net realized and unrealized gain (loss) on investments	1.38		(3.91)		0.35		1.44	0.41
Total income (loss) from investment operations	1.48		(3.78)		0.49		1.58	0.54
Less distributions to shareholders:
From net investment income	-		(0.17)		(0.13)		(0.12)	(0.12)
From net realized gains	-		-		(1.08)		(0.37)	(0.50)
Tax return of capital	-		(0.00	) †	(0.00	) †	-	-
Total distributions	-		(0.17)		(1.21)		(0.49)	(0.62)
Net asset value, end of year	$7.65		$6.17		$10.12		$10.84	$9.75
Total Return ^^	23.99%		(37.29%	)	4.43%		16.18%	5.53%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$17,090		$15,989		$43,997		$46,506	$18,788
Ratio of expenses to average daily net assets:
Before expense waiver	0.89%		0.79%		0.70%		0.70%	0.81%
After expense waiver	N/A		0.78%	#	0.66%	#	0.66% #	0.66% #
Net investment income (loss) to average daily net assets	1.54%		1.49%		1.23%		1.36%	1.28%
Portfolio turnover rate	92%		151%		155%		123%	144%

	Service Class
	Year Ended 12/31/09		Period Ended 12/31/08+++
Net asset value, beginning of period	$6.16		$8.94
Income (loss) from investment operations:
Net investment income (loss) ***	0.08		0.04
Net realized and unrealized gain (loss) on investments	1.39		(2.65)
Total income (loss) from investment operations	1.47		(2.61)
Less distributions to shareholders:
From net investment income	-		(0.17)
Tax return of capital	-		(0.00	) †
Total distributions	-		(0.17)
Net asset value, end of period	$7.63		$6.16
Total Return ^^	23.86%		(29.16%	) **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$362		$171
Net expenses to average daily net assets	1.14%		1.28%	*
Net investment income (loss) to average daily net assets	1.23%		1.53%	*
Portfolio turnover rate	92%		151%~

* Annualized.
** Percentage represents the results for the period and is not annualized.
*** Per share amount calculated on the average shares method.
† Amount is less than $0.005 per share.
+++ For the period August 15, 2008 (commencement of operations) through December 31, 2008.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^^

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

~ The portfolio turnover rate results are for the Fund.

The accompanying notes are an integral part of the financial statements.

56

MML Series Investment Fund II – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Small Cap Equity Fund

	Initial Class
	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Net asset value, beginning of year	$5.57	$9.02		$10.09	$12.05	$12.71
Income (loss) from investment operations:
Net investment income (loss) ***	0.03	0.04		0.08	0.05	0.03
Net realized and unrealized gain (loss) on investments	2.00	(3.49)		(0.17)	1.24	(0.05)
Total income (loss) from investment operations	2.03	(3.45)		(0.09)	1.29	(0.02)
Less distributions to shareholders:
From net investment income	(0.03)	-		(0.07)	(0.05)	(0.03)
From net realized gains	-	(0.00	) †	(0.91)	(3.20)	(0.61)
Total distributions	(0.03)	(0.00	) †	(0.98)	(3.25)	(0.64)
Net asset value, end of year	$7.57	$5.57		$9.02	$10.09	$12.05
Total Return ^^	36.55%	(38.23%	)	(1.20% )	10.50%	(0.21% )
Ratios / Supplemental Data:
Net assets, end of year (000's)	$157,061	$87,381		$78,567	$88,322	$93,058
Ratio of expenses to average daily net assets:
Before expense waiver	0.89%	0.92%		0.92%	0.91%	0.71%
After expense waiver	N/A	0.91%	#	0.76% #	0.76% #	N/A
Net investment income (loss) to average daily net assets	0.50%	0.49%		0.77%	0.38%	0.25%
Portfolio turnover rate	155% >>	118%		118%	162%	27%

	Service Class
	Year Ended 12/31/09	Period Ended 12/31/08+++
Net asset value, beginning of period	$5.55	$8.64
Income (loss) from investment operations:
Net investment income (loss) ***	0.02	0.02
Net realized and unrealized gain (loss) on investments	1.99	(3.11)
Total income (loss) from investment operations	2.01	(3.09)
Less distributions to shareholders:
From net investment income	(0.02)	-
From net realized gains	-	(0.00	) †
Total distributions	(0.02)	(0.00	) †
Net asset value, end of period	$7.54	$5.55
Total Return ^^	36.22%	(35.71%	) **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$2,013	$374
Net expenses to average daily net assets	1.14%	1.26%	*
Net investment income (loss) to average daily net assets	0.28%	1.03%	*
Portfolio turnover rate	155% >>	118%~

* Annualized.
** Percentage represents the results for the period and is not annualized.
*** Per share amount calculated on the average shares method.
† Amount is less than $0.005 per share.
+++ For the period August 15, 2008 (commencement of operations) through December 31, 2008.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^^

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

~ The portfolio turnover rate results are for the Fund.
>> The portfolio turnover rate excludes merger activity.

The accompanying notes are an integral part of the financial statements.

57

MML Series Investment Fund II – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Strategic Emerging Markets Fund

	Class II
	Period Ended 12/31/09+
Net asset value, beginning of period	$7.70
Income (loss) from investment operations:
Net investment income (loss) ***	0.04
Net realized and unrealized gain (loss) on investments	4.11
Total income (loss) from investment operations	4.15
Less distributions to shareholders:
From net investment income	(0.05)
Total distributions	(0.05)
Net asset value, end of period	$11.80
Total Return ^^	54.06%	**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$154
Ratio of expenses to average daily net assets:
Before expense waiver	1.77%	*
After expense waiver	1.40%	*#
Net investment income (loss) to average daily net assets	0.61%	*
Portfolio turnover rate	70%~

	Service Class I
	Year Ended 12/31/09		Period Ended 12/31/08+++
Net asset value, beginning of period	$6.61		$10.00
Income (loss) from investment operations:
Net investment income (loss) ***	0.04		0.02
Net realized and unrealized gain (loss) on investments	5.19		(3.41)
Total income (loss) from investment operations	5.23		(3.39)
Less distributions to shareholders:
From net investment income	(0.02)		(0.00	) †
Total distributions	(0.02)		(0.00	) †
Net asset value, end of period	$11.82		$6.61
Total Return ^^	79.18%		(33.86%	) **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$19,987		$10,495
Ratio of expenses to average daily net assets:
Before expense waiver	2.04%		3.72%	*
After expense waiver	1.65%	#	1.65%	*#
Net investment income (loss) to average daily net assets	0.40%		0.61%	*
Portfolio turnover rate	70%		27%	**

* Annualized.
** Percentage represents the results for the period and is not annualized.
*** Per share amount calculated on the average shares method.
† Amount is less than $0.005 per share.
+ For the period May 1, 2009 (commencement of operations) through December 31, 2009.
+++ For the period August 27, 2008 (commencement of operations) through December 31, 2008.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^^

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

~ The portfolio turnover rate results are for the Fund.

The accompanying notes are an integral part of the financial statements.

58

MML Series Investment Fund II – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML China Fund

	Class II
	Period Ended 12/31/09+
Net asset value, beginning of period	$8.45
Income (loss) from investment operations:
Net investment income (loss) ***	0.02
Net realized and unrealized gain (loss) on investments	4.29
Total income (loss) from investment operations	4.31
Less distributions to shareholders:
From net investment income	(0.00	) †
Total distributions	(0.00	) †
Net asset value, end of period	$12.76
Total Return ^^	51.01%	**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$151
Ratio of expenses to average daily net assets:
Before expense waiver	1.76%	*
After expense waiver	1.40%	*#
Net investment income (loss) to average daily net assets	0.28%	*
Portfolio turnover rate	174%~

	Service Class I
	Year Ended 12/31/09		Period Ended 12/31/08+++
Net asset value, beginning of period	$7.50		$10.00
Income (loss) from investment operations:
Net investment income (loss) ***	(0.02)		0.01
Net realized and unrealized gain (loss) on investments	5.26		(2.50)
Total income (loss) from investment operations	5.24		(2.49)
Less distributions to shareholders:
From net investment income	(0.00	) †	(0.01)
Total distributions	(0.00	) †	(0.01)
Net asset value, end of period	$12.74		$7.50
Total Return ^^	70.10%		(24.98%	) **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$19,266		$11,486
Ratio of expenses to average daily net assets:
Before expense waiver	2.08%		3.85%	*
After expense waiver	1.65%	#	1.65%	*#
Net investment income (loss) to average daily net assets	(0.18%	)	0.56%	*
Portfolio turnover rate	174%		64%	**

* Annualized.
** Percentage represents the results for the period and is not annualized.
*** Per share amount calculated on the average shares method.
@008c Amount is less than $0.005 per share.
+ For the period May 1, 2009 (commencement of operations) through December 31, 2009.
+++ For the period August 27, 2008 (commencement of operations) through December 31, 2008.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^^

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

~ The portfolio turnover rate results are for the Fund.

The accompanying notes are an integral part of the financial statements.

59

Notes to Financial Statements

1. The Fund

MML Series Investment Fund II (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a no-load, open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated February 28, 2005, as amended. The following are five series of the Trust (each individually referred to as a "Fund" or collectively as the "Funds"): MML Inflation-Protected and Income Fund ("Inflation-Protected and Income Fund"), MML Enhanced Index Core Equity Fund ("Enhanced Index Core Equity Fund"), MML Small Cap Equity Fund ("Small Cap Equity Fund"), MML Strategic Emerging Markets Fund ("Strategic Emerging Markets Fund"), and MML China Fund ("China Fund").

The Strategic Emerging Markets Fund and China Fund commenced operations on August 27, 2008.

The Trust was established by Massachusetts Mutual Life Insurance Company ("MassMutual") for the purpose of providing vehicles for the investment of assets of various separate investment accounts established by MassMutual and by life insurance companies which are subsidiaries of MassMutual. Shares of the Trust are not offered to the general public. MassMutual, MML Bay State Life Insurance Company, and C.M. Life Insurance Company are the record owners of all of the outstanding shares of the Funds.

The Inflation-Protected and Income Fund, Enhanced Index Core Equity Fund, and Small Cap Equity Fund offer the following two classes of shares: Initial Class and Service Class shares. Service Class shares commenced operations on August 15, 2008. The Strategic Emerging Markets Fund and China Fund offer the following two classes of shares: Class II and Service Class I shares. Class II shares commenced operations on May 1, 2009. Each share class invests in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution services borne by the classes. Because each class will have different fees and expenses, performance and share prices among the classes will vary. The classes of shares are offered to different types of investors, as outlined in the Funds' Prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation

Equity securities are valued on the basis of information furnished by a pricing service, which provides the last reported sale price for securities listed on a national securities exchange or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter ("OTC") securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, which determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Short-term debt securities are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day. Swaps are marked to market daily based on values provided by third-party vendors or market makers to the extent available or based on model prices. Valuations provided by third-party vendors and representative bids provided by market makers may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates.

60

Notes to Financial Statements (Continued)

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a valuation, or for which such market quotations or valuations are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined by the Funds' Valuation Committee in accordance with procedures approved by the Board of Trustees ("Trustees"), and under the ultimate supervision of the Trustees. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds' fair value guidelines may differ from recent market prices for the investment and may be significantly different from the value realized upon such asset's sale.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

The Funds may invest in foreign securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the value of the Funds' portfolio securities may change on days when the prices of the Funds' shares are not calculated. The prices of the Funds' shares will reflect any such changes when the prices of the Funds' shares are next calculated, which is the next day the New York Stock Exchange is open. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds' investments may be priced based on fair values provided by a third-party fair valuation vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Funds' Valuation Committee pursuant to guidelines established by the Trustees, and under the ultimate supervision of the Trustees.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 — quoted prices (unadjusted) in active markets for identical investments
Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment's assigned Level within the hierarchy. The inputs or methodology used for valuing investments are not necessarily an indication

61

Notes to Financial Statements (Continued)

of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Funds' major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities. Securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded, valuation adjustments are not applied and they are categorized in Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are valued at a discount to similar publicly traded securities and may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety, otherwise they may be categorized as Level 3. Restricted securities held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and, therefore, the inputs are unobservable. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts ("ADRs"), futures, exchange-traded funds ("ETFs"), and the movement of certain indexes of securities based on a statistical analysis of the historical relationship and are categorized in Level 2 of the fair value hierarchy.

Corporate bonds.  The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they are categorized in Level 3 of the hierarchy.

Asset backed securities and mortgage backed securities. The fair value of asset backed securities and mortgage backed securities is estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy, otherwise they would be categorized as Level 3.

62

Notes to Financial Statements (Continued)

U.S. Government and agency securities. U.S. government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, U.S. government and agency securities are normally categorized in Level 2 of the fair value hierarchy.

Derivative contracts. Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. OTC derivative contracts include forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the contract and the terms of the transaction, the fair value of the OTC derivative contracts can be modeled using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A substantial majority of OTC derivative contracts valued by the Funds using pricing models fall into this category and are categorized within the Level 2 of the fair value hierarchy.

The Inflation-Protected and Income Fund had all investments at Level 2, with corresponding industries as represented in the Portfolio(s) of Investments, as of December 31, 2009.

The Enhanced Index Core Equity Fund had all long-term investments at Level 1, with corresponding industries as represented in the Portfolio(s) of Investments, and all short-term investments at Level 2, as of December 31, 2009.

The following is the aggregate value by input level as of December 31, 2009 for the Funds' investments:

Assets Valuation Inputs

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Small Cap Equity Fund
Equities
Common Stock
Basic Materials	$5,320,417	$-	$326	$5,320,743
Communications	15,145,356	-	-	15,145,356
Consumer, Cyclical	22,156,869	-	4	22,156,873
Consumer, Non-cyclical	35,318,951	-	-	35,318,951
Diversified	47,182	-	-	47,182
Energy	5,646,698	-	-	5,646,698
Financial	28,596,127	-	-	28,596,127
Industrial	24,602,129	-	-	24,602,129
Technology	16,343,783	-	-	16,343,783
Utilities	5,059,360	-	-	5,059,360
Total Common Stock	158,236,872	-	330	158,237,202
Total Equities	158,236,872	-	330	158,237,202
Total Mutual Funds	12,005	-	-	12,005
Total Long-Term Investments	158,248,877	-	330	158,249,207
Total Short-Term Investments	$-	1,160,938	-	1,160,938
Total Investments	$158,248,877	$1,160,938	$330	$159,410,145

63

Notes to Financial Statements (Continued)

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Strategic Emerging Markets Fund
Equities
Common Stock
Basic Materials	$1,602,196	$1,118,259	$-	$2,720,455
Communications	1,931,736	1,265,884	-	3,197,620
Consumer, Cyclical	174,824	1,428,682	-	1,603,506
Consumer, Non-cyclical	362,642	672,029	-	1,034,671
Energy	1,165,062	1,502,739	-	2,667,801
Financial	996,691	4,633,663	-	5,630,354
Industrial	-	704,378	-	704,378
Technology	303,858	2,055,821	-	2,359,679
Total Common Stock	6,537,009	13,381,455	-	19,918,464
Preferred Stock
Basic Materials	-	61,828	-	61,828
Total Preferred Stock	-	61,828	-	61,828
Total Equities	6,537,009	13,443,283	-	19,980,292
Total Long-Term Investments	6,537,009	13,443,283	-	19,980,292
Total Short-Term Investments	-	177,803	-	177,803
Total Investments	$6,537,009	$13,621,086	$-	$20,158,095
China Fund
Equities
Common Stock
Basic Materials	$-	$736,953	$-	$736,953
Communications	567,694	1,468,178	-	2,035,872
Consumer, Cyclical	-	1,816,903	-	1,816,903
Consumer, Non-cyclical	325,123	562,244	-	887,367
Diversified	-	206,161	-	206,161
Energy	-	3,909,661	-	3,909,661
Financial	-	5,584,950	-	5,584,950
Industrial	-	3,181,662	-	3,181,662
Technology	-	701,178	-	701,178
Total Common Stock	892,817	18,167,890	-	19,060,707
Total Equities	892,817	18,167,890	-	19,060,707
Total Long-Term Investments	892,817	18,167,890	-	19,060,707
Total Short-Term Investments	-	613,166	-	613,166
Total Investments	$892,817	$18,781,056	$-	$19,673,873

64

Notes to Financial Statements (Continued)

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining value:

Asset Valuation Inputs

	Investments in Securities
	Balance as of 12/31/08	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Net Transfers in and/or (out) of Level 3	Balance as of 12/31/09	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of 12/31/09
Small Cap Equity Fund
Long-Term Investments
Equities
Common Stock
Basic Materials	$-	$-	$-	$(1,887)	$-	$2,213	$326	$(1,887)
Consumer, Cyclical	-	-	-	4	-	-	4	4
Warrants
Basic Materials	138	-	-	(138)	-	-	-	-
	$138	$-	$-	$(2,021)	$-	$2,213	$330	$(1,883)

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. A Fund may not be able to close out a derivative transaction at a favorable time or price. Each Fund may use the derivatives it held during the year ended December 31, 2009, as follows:

Type of Derivative and Objective for Use	Small Cap Equity Fund
Rights and Warrants
Directional Investment	X

The Small Cap Equity Fund, Strategic Emerging Markets Fund, and China Fund held rights during the year as a result of corporate actions.

At December 31, 2009, and during the year then ended, the Fund(s) had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Equity Risk	Total
Small Cap Equity Fund
Realized Gain (Loss)#
Rights	$15,621	$15,621
Change in Appreciation (Depreciation)##
Warrants	$(138)	$(138)
Number of Contracts, Notional Amounts or Shares/Units†
Rights	12,447	12,447
Warrants	34,150	34,150

65

Notes to Financial Statements (Continued)

	Equity Risk	Total
Strategic Emerging Markets Fund
Number of Contracts, Notional Amounts or Shares/Units†
Rights	$5,920	$5,920
China Fund
Number of Contracts, Notional Amounts or Shares/Units†
Rights	63,293	63,293

#Statements of Operations location: Amounts are included in net realized gain (loss) on: foreign currency transactions, futures contracts, swap agreements, investment transactions, or written options, as applicable.

##Statements of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: translation of assets and liabilities in foreign currencies, futures contracts, swap agreements, investment transactions, or written options, as applicable.

†Amount(s) disclosed represent average number of contracts, notional amounts, or shares/units outstanding for the months that the Fund held such derivatives during year ended December 31, 2009.

The Small Cap Equity Fund had no change in appreciation (depreciation) on rights and no realized gain (loss) on warrants during the year ended December 31, 2009.

The Strategic Emerging Markets and China Fund had no change in appreciation (depreciation) and no realized gain (loss) on rights during the year ended December 31, 2009.

Further details regarding the derivatives and other investments held by the Funds during the year ended December 31, 2009, are discussed below.

Options, Rights, and Warrants

A Fund may purchase and sell put and call options on securities or an index of securities to enhance investment performance and to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date. A Fund may write call options on a security it owns, in a "directional" strategy hoping to realize a greater current return through the receipt of premiums. In return for the option premium, the Fund takes the risk that it will have to forego any increase in the value of the security over the strike price. When a Fund has written a call option on a security it does not own, its exposure on such an option is theoretically unlimited. A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a call option on a security it owns, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a call option on a security a Fund owns may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a call option on a security a Fund owns is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. A Fund may not be able to close out a call option that it has previously written.

A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise

66

Notes to Financial Statements (Continued)

price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option. A Fund may not be able to close out a put option that it has previously written.

When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security's price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

Options purchased or sold by a Fund may be traded on a securities or options exchange or market. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited.

OTC options purchased or sold by a Fund are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration.

Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC options are valued using prices supplied by a primary pricing source authorized by the Trustees.

A Fund may invest in rights and warrants to purchase securities. Rights or warrants generally give the holder the right to receive, upon exercise, a security at a stated price. Funds typically use rights and

67

Notes to Financial Statements (Continued)

warrants in a manner similar to their use of options on securities, as described above. Risks associated with the use of rights or warrants are generally similar to risks associated with the use of options.

The Fund(s) had no rights, warrants, purchased options, or written options at December 31, 2009.

Inflation-Indexed Bonds

The Funds may invest in inflation-indexed bonds, which are fixed income securities whose principal value or coupon is periodically adjusted according to the rate of inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten, twenty, or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

The periodic adjustment of U.S. Treasury inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

The Inflation-Protected and Income Fund held inflation-indexed bonds during the year ended December 31, 2009.

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker-dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. A Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian

68

Notes to Financial Statements (Continued)

in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters insolvency proceedings, realization of collateral by the Fund may be delayed or limited.

The Fund(s) had repurchase agreements as shown in the Portfolio(s) of Investments at December 31, 2009.

Reverse Repurchase Agreements

Each Fund may enter into reverse repurchase agreements with banks and broker-dealers to enhance return. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities. A reverse repurchase agreement generally creates investment leverage. If the counterparty in a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund's use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to enforce the Fund's obligation to repurchase the securities.

The Fund(s) listed in the following table had open reverse repurchase agreements at December 31, 2009:

Description	Value
Inflation-Protected and Income Fund
Agreement with Banque Paribas, dated 9/24/09, 0.230%, to be repurchased on demand until 1/06/10 at value plus accrued interest.	$91,125,000
Agreement with Banque Paribas, dated 10/05/09, 0.190%, to be repurchased on demand until 1/06/10 at value plus accrued interest.	35,605,000
Agreement with Daiwa Securities, dated 12/02/09, 0.180%, to be repurchased on demand until 2/03/10 at value plus accrued interest.	7,292,000
Agreement with Deutsche Bank, dated 10/22/09, 0.200%, to be repurchased on demand until 1/26/10 at value plus accrued interest.	26,529,000
Agreement with Deutsche Bank, dated 11/04/09, 0.180%, to be repurchased on demand until 2/02/10 at value plus accrued interest.	74,992,000
Agreement with HSBC Finance Corp., dated 11/17/09, 0.140%, to be repurchased on demand until 1/13/10 at value plus accrued interest.	56,578,125
Agreement with HSBC Finance Corp., dated 12/02/09, 0.180%, to be repurchased on demand until 2/02/10 at value plus accrued interest.	3,210,000
Agreement with Morgan Stanley, dated 11/10/09, 0.180%, to be repurchased on demand until 2/11/10 at value plus accrued interest.	51,159,384
Agreement with Morgan Stanley, dated 11/19/09, 0.160%, to be repurchased on demand until 2/23/10 at value plus accrued interest.	11,021,520
$357,512,029
Average balance outstanding	$332,744,895
Average interest rate	0.40%
Maximum balance outstanding	$376,965,784

Average balance outstanding was calculated based on daily balances outstanding during the period that the Fund had entered into reverse repurchase agreements.

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments (which may include proceeds received from litigation) and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

69

Notes to Financial Statements (Continued)

Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country's tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Funds and the amount actually received.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated to each class of shares. Investment income, unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class's operations. Expenses of the Fund not directly attributable to the operations of any class of shares or Fund are prorated among the Funds and classes to which the expense relates based on the relative net assets of each.

Foreign Securities

Each of the Strategic Emerging Markets Fund and China Fund invests substantially all of its assets in foreign securities. The other Funds may also invest in foreign securities, subject to certain percentage restrictions. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

Credit Risk

The Funds invest a portion of their assets, directly or indirectly, in securities backed by mortgage loans, credit card receivables, and automotive loans. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market's perception of credit quality on such securities have resulted in increased volatility of market price and periods of decreased market activity that have adversely impacted the valuation of such securities.

Federal Income Tax

It is each Fund's intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company. Under such provisions, the Funds will not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, no federal income tax provision is required.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and paid quarterly for the Inflation-Protected and Income Fund and annually for the Enhanced Index Core Equity Fund, Small Cap Equity Fund, Strategic Emerging Markets Fund, and China Fund and at other times as may be required to satisfy tax or

70

Notes to Financial Statements (Continued)

regulatory requirements. Distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3. Management Fees and Other Transactions

Investment Management Fees

Under agreements between the Trust and MassMutual on behalf of each Fund, MassMutual is responsible for providing investment management services for each Fund. In return for this service, MassMutual receives advisory fees quarterly, based upon each Fund's average daily net assets, at the following annual rates:

Inflation-Protected and Income Fund	0.60% of the first $100 million,
0.55% of the next $200 million,
0.50% of the next $200 million,
0.45% of any excess over $500 million
Enhanced Index Core Equity Fund	0.55%
Small Cap Equity Fund	0.65% of the first $100 million,
0.60% of the next $100 million,
0.55% of the next $300 million,
0.50% of any excess over $500 million
Strategic Emerging Markets Fund	1.05%
China Fund	1.05%

MassMutual has entered into investment subadvisory agreements with Babson Capital Management LLC ("Babson Capital"), pursuant to which Babson Capital serves as the Inflation-Protected and Income Fund's and the Enhanced Index Core Equity Fund's subadviser providing day-to-day management of each Fund's investments. Babson Capital is a wholly owned subsidiary of MassMutual Holding LLC, which is a controlled subsidiary of MassMutual. Babson Capital receives a fee from MassMutual equal to an annual rate of 0.08% of the average daily net assets of the Inflation-Protected and Income Fund. For the Enhanced Index Core Equity Fund, Babson Capital receives a fee from MassMutual at the following annual rates on Aggregate Assets: 0.30% of the first $50 million, 0.25% of the next $50 million, and 0.20% of any excess over $100 million. For purposes of this subadvisory agreement, "Aggregate Assets" means the aggregate of (i) the average daily net assets of the Fund determined at the close of the New York Stock Exchange on each day that the Exchange is open for trading, and (ii) the average daily net assets of certain other funds or accounts of MassMutual or its affiliates, including other funds registered under the 1940 Act, for which Babson Capital provides investment advisory services, as agreed upon from time to time by MassMutual and Babson Capital, determined at the close of the Exchange on each day that the Exchange is open for trading.

MassMutual has entered into investment subadvisory agreements with OppenheimerFunds, Inc. ("OFI"), pursuant to which OFI serves as the Small Cap Equity Fund's subadviser providing day-to-day management of the Fund's investments. OFI is a majority owned, indirect subsidiary of MassMutual. OFI receives a fee from MassMutual equal to an annual rate of 0.25% of the average daily net assets of the Fund.

71

Notes to Financial Statements (Continued)

MassMutual has entered into investment subadvisory agreements with Baring International Investment Ltd. ("Baring"), pursuant to which Baring serves as the Strategic Emerging Markets Fund's and China Fund's subadviser providing day-to-day management of each Fund's investments. Baring receives a fee from MassMutual equal to an annual rate of 0.65% of the average daily net assets of the Strategic Emerging Markets Fund and 0.65% of the average daily net assets of the China Fund.

The Funds' subadvisory fees are paid out of the management fees previously disclosed above.

Administration Fees

For the Strategic Emerging Markets Fund and China Fund, under separate administrative and shareholder services agreements between the Funds and MassMutual, MassMutual provides certain administrative and shareholder services and bears some class specific administrative expenses. In return for these services, MassMutual receives an administrative services fee monthly, based upon the average daily net assets of the applicable class of shares of the Strategic Emerging Markets Fund and China Fund, at the following annual rates:

Class II	0.25%
Service Class I	0.25%

Service Fees

MML Distributors, LLC (the "Distributor") acts as distributor to the Funds. Pursuant to a Distribution and Services Plan adopted by the Funds pursuant to Rule 12b-1 under the 1940 Act, Service Class shares and Service Class I shares of the Funds pay an annual fee of 0.25% of the average daily net asset value of Service Class shares and Service Class I shares. This fee, or a portion thereof, is paid to: (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Service Class shares or Service Class I shares, as applicable, of each Fund; and/or (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Service Class and Service Class I shareholders.

Expense Caps and Waivers

MassMutual agreed to cap the fees and expenses of the Funds noted below through May 2, 2010 (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses such as, for example organizational expenses and shareholder meeting expenses), based upon each Fund's average daily net assets, as follows:

Strategic Emerging Markets Fund*		China Fund
Class II	1.40%	Class II	1.40%
Service Class I	1.65%	Service Class I	1.65%

Expense caps and waiver amounts are reflected as a reduction on the Statements of Operations.

*Expense cap excludes Acquired Fund fees and expenses. Acquired Fund fees and expenses are expenses borne indirectly by a Fund through investments in other pooled investment vehicles.

Deferred Compensation

Trustees of the Funds who are not employees of MassMutual or its subsidiaries may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Any amounts deferred shall accrue interest and shall be recorded on the Funds' books as other liabilities. For the year ended December 31, 2009, no material amounts have been deferred.

72

Notes to Financial Statements (Continued)

Other

Certain officers and trustees of the Funds are also employees of MassMutual. The compensation of each trustee who is not an employee of MassMutual is borne by the Funds.

4. Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended December 31, 2009, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Inflation-Protected and Income Fund	$129,638,322	$168,904,543	$168,052,235	$34,085,819
Enhanced Index Core Equity Fund	-	14,379,181	-	16,077,462
Small Cap Equity Fund	-	193,972,840	-	197,780,145
Strategic Emerging Markets Fund	-	11,317,269	-	10,316,618
China Fund	-	26,244,399	-	26,232,492

5. Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year ended December 31, 2009		Year ended December 31, 2008
	Shares	Amount	Shares	Amount
Inflation-Protected and Income Fund Initial Class
Sold	14,880,739	$149,161,297	23,011,876	$236,390,987
Issued as reinvestment of dividends	770,837	8,003,580	2,387,759	24,417,353
Redeemed	(17,302,431)	(172,482,900)	(14,650,990)	(144,933,234)
Net increase (decrease)	(1,650,855)	$(15,318,023)	10,748,645	$115,875,106
Inflation-Protected and Income Fund Service Class*
Sold	1,468,461	$14,706,676	647,385	$6,063,412
Issued as reinvestment of dividends	30,907	320,437	1,798	17,545
Redeemed	(91,235)	(922,299)	(24,121)	(228,147)
Net increase (decrease)	1,408,133	$14,104,814	625,062	$5,852,810
Enhanced Index Core Equity Fund Initial Class
Sold	125,170	$779,987	138,089	$1,194,246
Issued as reinvestment of dividends	-	-	72,200	436,181
Redeemed	(484,101)	(2,990,972)	(1,966,665)	(17,372,986)
Net increase (decrease)	(358,931)	$(2,210,985)	(1,756,376)	$(15,742,559)
Enhanced Index Core Equity Fund Service Class*
Sold	24,359	$157,850	29,844	$215,600
Issued as reinvestment of dividends	-	-	672	4,055
Redeemed	(4,573)	(32,131)	(2,782)	(18,080)
Net increase (decrease)	19,786	$125,719	27,734	$201,575
Small Cap Equity Fund Initial Class
Sold	4,914,078	$28,548,304	9,199,724	$62,947,998
Issued - merger	5,526,980	33,112,530	-	-
Issued as reinvestment of dividends	89,667	643,681	742	6,246
Redeemed	(5,476,631)	(35,191,144)	(2,224,140)	(16,514,835)
Net increase (decrease)	5,054,094	$27,113,371	6,976,326	$46,439,409

73

Notes to Financial Statements (Continued)

	Year ended December 31, 2009		Year ended December 31, 2008
	Shares	Amount	Shares	Amount
Small Cap Equity Fund Service Class*
Sold	120,559	$753,010	85,130	$496,122
Issued - merger	112,947	674,285	-	-
Issued as reinvestment of dividends	639	4,483	1	6
Redeemed	(34,688)	(235,804)	(17,744)	(91,682)
Net increase (decrease)	199,457	$1,195,974	67,387	$404,446
Strategic Emerging Markets Fund Class II**
Sold	12,987	$100,000
Issued as reinvestment of dividends	58	661
Redeemed	-	-
Net increase (decrease)	13,045	$100,661
Strategic Emerging Markets Fund Service Class I***
Sold	271,751	$2,633,875	1,589,402	$15,559,044
Issued as reinvestment of dividends	3,439	39,441	888	5,581
Redeemed	(170,686)	(1,907,201)	(3,200)	(21,098)
Net increase (decrease)	104,504	$766,115	1,587,090	$15,543,527
China Fund Class II**
Sold	11,834	$100,000
Issued as reinvestment of dividends	1	6
Redeemed	-	-
Net increase (decrease)	11,835	$100,006
China Fund Service Class I***
Sold	151,832	$1,641,127	1,533,679	$15,232,044
Issued as reinvestment of dividends	67	761	2,507	19,501
Redeemed	(170,877)	(2,144,532)	(4,903)	(35,639)
Net increase (decrease)	(18,978)	$(502,644)	1,531,283	$15,215,906

*Service Class shares commenced operations on August 15, 2008.

**Class II shares commenced operations on May 1, 2009.

***Fund commenced operations on August 27, 2008.

6. Federal Income Tax Information

At December 31, 2009, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Inflation-Protected and Income Fund	$784,356,193	$9,500,216	$-	$9,500,216
Enhanced Index Core Equity Fund	16,245,922	1,617,709	(366,104)	1,251,605
Small Cap Equity Fund	136,882,619	26,042,938	(3,515,412)	22,527,526
Strategic Emerging Markets Fund	16,459,273	4,028,108	(329,286)	3,698,822
China Fund	15,538,475	4,262,491	(127,093)	4,135,398

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year, or until their respective expiration dates, whichever occurs first. Certain positions of capital loss carryovers of the Small Cap Equity Fund were assumed as a result of acquisitions. These losses are subject to certain limitations prescribed by the Internal Revenue Code.

74

Notes to Financial Statements (Continued)

At December 31, 2009, the following Fund(s) had available, for federal income tax purposes, unused capital losses:

	Expiring 2014	Expiring 2015	Expiring 2016	Expiring 2017
Inflation-Protected and Income Fund	$608,772	$760,775	$5,198,927	$8,825,125
Enhanced Index Core Equity Fund	-	-	4,071,189	5,000,818
Small Cap Equity Fund	-	2,913,392	41,694,547	15,631,227

The following Fund(s) elected to defer to January 1, 2010, post-October capital losses:

Amount
Inflation-Protected and Income Fund	$ 24,435
Enhanced Index Core Equity Fund	108,863

Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2009, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Inflation-Protected and Income Fund	$8,324,017	$-	$ -
Small Cap Equity Fund	$648,164	$-	$ -
Strategic Emerging Markets Fund	$40,102	$-	$ -
China Fund	$767	$-	$ -

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2008, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Inflation-Protected and Income Fund	$20,018,780	$-	$4,416,118
Enhanced Index Core Equity Fund	438,182	-	2,054
Small Cap Equity Fund	351	5,902	-
Strategic Emerging Markets Fund	5,581	-	-
China Fund	19,501	-	-

Capital accounts within financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At December 31, 2009, temporary book and tax accounting differences were primarily attributable to investments in passive foreign investment companies, the deferral of wash sale losses, and deferred Trustee compensation.

75

Notes to Financial Statements (Continued)

The following Fund(s) have elected to pass through foreign tax credit for the year ended December 31, 2009:

Amount
Strategic Emerging Markets Fund	$35,858
China Fund	18,275

At December 31, 2009, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Inflation-Protected and Income Fund	$9,030	$(15,393,599)	$(41,859)	$9,500,216
Enhanced Index Core Equity Fund	239,067	(9,072,007)	(110,536)	1,251,605
Small Cap Equity Fund	344,333	(60,239,166)	(10,673)	22,527,532
Strategic Emerging Markets Fund	20,918	9,812	(466)	3,700,646
China Fund	224,298	244,485	(485)	4,135,489

During the year ended December 31, 2009, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss )
Inflation-Protected and Income Fund	$-	$(2,025,939)	$2,025,939
Enhanced Index Core Equity Fund	(1,214)	1,455	(241)
Small Cap Equity Fund	37,905,105	(37,869,691)	(35,414)
Strategic Emerging Markets Fund	-	(9,576)	9,576
China Fund	-	(137,259)	137,259

The Funds did not have any unrecognized tax benefits at December 31, 2009, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended December 31, 2009, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. Foreign taxes are provided for based on the Funds' understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7. Investments in Affiliated Issuers

A summary of the Funds' transactions in the securities of affiliated issuers during the year ended December 31, 2009, was as follows:

	Number of Shares Held, Beginning of Year	Purchases	Sales	Number of Shares Held, End of Year	Value, End of Year	Dividend Income	Net Realized Gain (Loss)
Small Cap Equity Fund
Oppenheimer Holdings, Inc. Class A	-	3,220	-	3,220	$106,968	$253	$-

76

Notes to Financial Statements (Continued)

8. Indemnifications

Under the Funds' organizational documents, current and former Trustees and Officers are provided with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

9. Acquisition of MML Small Company Opportunities Fund

Prior to the opening of business on May 1, 2009, the Small Cap Equity Fund acquired all assets and liabilities of the MML Small Company Opportunities Fund ("Small Company Opportunities Fund"). The purpose of the transaction was to combine two funds managed by OFI with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 5,454,629 Initial Class shares and 111,154 Service Class shares of the Small Company Opportunities Fund valued at $33,786,815 in total, for 5,526,980 Initial Class shares and 112,947 Service Class shares of the Small Cap Equity Fund. The investment portfolio of the Small Company Opportunities Fund, with a fair value of $33,897,774 and identified cost of $39,488,831 at April 30, 2009, was the principal asset acquired by the Small Cap Equity Fund. For financial reporting purposes, assets received and shares issued by the Small Cap Equity Fund were recorded at fair value; however, the cost basis of the investments received from the Small Company Opportunities Fund was carried forward to align ongoing reporting of the Small Cap Equity Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the acquisition, Small Cap Equity Fund's net assets were $106,036,590.

Assuming the acquisition had been completed on January 1, 2009, the beginning of the annual reporting period of the Small Cap Equity Fund, Small Cap Equity Fund's pro forma results of operations for the year ended December 31, 2009, would have been as follows:

(Unaudited)

Net investment income	$ 615,911*
Net gain (loss) on investments	$39,571,167**
Net increase (decrease) in net assets resulting from operations	$40,187,078

*$626,477 as reported, plus $(56,782) of the Small Company Opportunities Fund premerger, plus $46,216 of pro-forma eliminated expenses.

**$43,030,972 as reported, plus $(3,459,805) of the Small Company Opportunities Fund premerger.

Because both the Small Cap Equity Fund and the Small Company Opportunities Fund continuously sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of the Small Company Opportunities Fund that have been included in the Small Cap Equity Fund's Statement of Operations since May 1, 2009.

See Note 5, Capital Share Transactions, for the changes in shares outstanding for the Small Cap Equity Fund during the year.

10. Subsequent Events

Management has evaluated the events and transactions subsequent to December 31, 2009 through February 18, 2010, the date when financial statements were issued, and determined that there are no material events or transactions that would require adjustments or disclosures in the Funds' financial statements.

77

Notes to Financial Statements (Continued)

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Updated No. 2010-06, Improving Disclosures About Fair Value Measurements (ASU). The ASU requires enhanced disclosures about (1) transfers into and out of Levels 1 and 2 and (2) purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The first disclosure is effective for the first reporting period (including interim periods) beginning after December 15, 2009, and the second disclosure will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of this ASU will have on the Funds' financial statement disclosures.

78

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MML Series Investment Fund II and Shareholders of MML Inflation-Protected and Income Fund, MML Enhanced Index Core Equity Fund, MML Small Cap Equity Fund, MML Strategic Emerging Markets Fund and MML China Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of MML Inflation-Protected and Income Fund, MML Enhanced Index Core Equity Fund, MML Small Cap Equity Fund, MML Strategic Emerging Markets Fund and MML China Fund (collectively the Funds), five of the funds comprising the MML Series Investment Fund II (MML II Trust), as of December 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the statement of cash flows for the MML Inflation-Protected and Income Fund for the year then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of each of the above mentioned Funds of the MML II Trust as of December 31, 2009, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, the cash flows of the MML Inflation-Protected and Income Fund for the year then ended, and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 18, 2010

79

Trustees and Officers (Unaudited)

The following table lists the Trust's Trustees and Officers as of December 31, 2009; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MML Series Investment Fund II, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0001, Attention: Retirement Services Marketing.

Disinterested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Nabil N. El-Hage Age: 51	Chairman Trustee	Since 2006 Since 2005	Professor of Management Practice (since 2005), Senior Lecturer (2003-2005), Harvard Business School; Chairman (1995-2005) and CEO (1995-2003), Jeepers! Inc. (indoor amusement centers).	30	Director (since 2007), Virtual Radiologic Corporation; Chairman (since 2006), Trustee (since 2003), MassMutual Premier Funds (open-end investment company).

Maria D. Furman Age: 55	Trustee	Since 2005	Managing Director, Director and Portfolio Manager (1976-2002), Standish, Ayer and Wood (investment management).	30	Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

C. Ann Merrifield Age: 58	Trustee	Since 2005	Senior Vice President, Genzyme Business Excellence Initiative (since 2009), President, Biosurgery (2003-2009), Executive Vice President, Biosurgery (2001-2003), President, Genetics (1997-2001), Genzyme Corporation.	30	Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

Corine T. Norgaard Age: 72	Trustee	Since 2005	President and Owner (since 2009), Retirement Options, LLC; President (2004-2005), Thompson Enterprises (real estate investment); Dean (1996-2004), Barney School of Business at the University of Hartford.	32***	Director (since 1992), ING Variable Funds (formerly Aetna Variable Fund); Director (since 1993), ING Series Fund, Inc. (formerly Aetna Series Fund); Trustee (since 1997), MassMutual Corporate Investors and MassMutual Participation Investors (closed-end investment companies); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

80

Trustees and Officers (Unaudited) (Continued)

Interested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Frederick C. Castellani^ Age: 63	Vice Chairman and Trustee Vice President	Since 2006 (2006- 2008)	Retired; Executive Vice President (2001-2008), Senior Vice President (1996-2001), MassMutual.	30	Vice Chairman and Trustee (since 2006), President (2006-2008), Vice President (2004-2006), MassMutual Premier Funds (open-end investment company).

Principal Officers who are Not Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office^^ and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Richard J. Byrne Age: 47	President	Since 2007	Vice President (since 2007), Assistant Vice President (2003-2007), MassMutual; President (since 2007), MML Series Investment Fund (open-end investment company).	36

John E. Deitelbaum Age: 41	Vice President Clerk and Chief Legal Officer	Since 2006 (2006- 2008)	Corporate Vice President and Associate General Counsel (since 2007), Assistant Secretary (since 2008), Vice President and Associate General Counsel (2006-2007), Second Vice President and Associate General Counsel (2000-2006), MassMutual; Vice President (since 2006), Secretary and Chief Legal Officer (2006-2008), MassMutual Select Funds (open-end investment company); Vice President (since 2006), Clerk and Chief Legal Officer (2006-2008), MassMutual Premier Funds (open-end investment company); Vice President (since 2006), Secretary and Chief Legal Officer (2006-2008), MML Series Investment Fund (open-end investment company).	87

Michael C. Eldredge Age: 45	Vice President	Since 2009	Vice President (since October 2008), MassMutual; Vice President, Fund Strategy & Due Diligence (June 2005-September 2008), Manager, Fund Analysis & Due Diligence/Senior Fund Analyst (January 1998-June 2005), ING US Financial Services; Vice President (since 2009), MassMutual Select Funds (open-end investment company); Vice President (since 2009), MassMutual Premier Funds (open-end investment company);Vice President (since 2009), MML Series Investment Fund (open-end investment company).	87

Andrew M. Goldberg Age: 43	Vice President, Clerk and Chief Legal Officer Assistant Clerk	Since 2008 (2005- 2008)	Assistant Vice President and Counsel (since 2004), Counsel (2001-2004), MassMutual; Vice President, Secretary and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MassMutual Select Funds (open-end investment company); Vice President, Clerk and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company); Vice President, Secretary and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company).	87

81

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office^^ and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Nicholas H. Palmerino Age: 44	Chief Financial Officer and Treasurer	Since 2006	Assistant Vice President (since 2006), MassMutual; Vice President (2006), Consultant (2005-2006), JP Morgan Chase Worldwide Securities Services; Senior Vice President (2003-2004), CDC IXIS Asset Management Services, Inc. and CDC IXIS Asset Management Advisers, L.P.; Vice President (1996-2003), Loomis Sayles & Company, L.P.; Chief Financial Officer and Treasurer (since 2006), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MassMutual Premier Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund (open-end investment company).	87

Philip S. Wellman Age: 45	Vice President and Chief Compliance Officer	Since 2007	Vice President, Associate General Counsel and Chief Compliance Officer – Mutual Funds and Investment Advisory (since 2008), Vice President, Associate General Counsel and Chief Compliance Officer – Mutual Funds (2007-2008), Assistant Vice President and Associate General Counsel (2006-2007), MassMutual; Director, Office of General Counsel (2005-2006), Merrill Lynch, Pierce, Fenner & Smith Incorporated; Senior Vice President and Assistant General Counsel (2000-2006), Advest, Inc.; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company).	87

Eric H. Wietsma Age: 43	Vice President	Since 2006	Corporate Vice President (since 2007), Vice President (2005-2007), MassMutual; Vice President (1999-2005), Hartford Life Insurance Company; President (since 2008), Vice President (2006-2008), MassMutual Select Funds (open-end investment company); President (since 2008), Vice President (2006-2008), MassMutual Premier Funds (open-end investment company); Vice President (since 2006), MML Series Investment Fund (open-end investment company).	87

*The address of each Trustee and Principal Officer is the same as that for the Trust; 1295 State Street, Springfield, Massachusetts 01111.

**Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns or is removed. Notwithstanding the foregoing, (i) a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-five years and, (ii) an interested Trustee shall no longer serve as a Trustee if or when they are no longer an employee of MassMutual, or an affiliate. Notwithstanding the above, however, the term of Mr. Castellani has been extended for three full years, beginning upon the date of his retirement from MassMutual and ending on the three-year anniversary of the date of his retirement.

The Chairperson and Vice Chairperson are elected to hold such office for a term of four years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed or becomes disqualified.

***MassMutual Participation Investors and MassMutual Corporate Investors are deemed to be a part of the Fund Complex because they are managed by Babson Capital Management LLC, an indirect subsidiary of MassMutual.

^Mr. Castellani is an "Interested Person," as that term is defined in the 1940 Act, through his former employment with MassMutual.

82

Trustees and Officers (Unaudited) (Continued)

^^The President, Treasurer and Clerk are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed or becomes disqualified. Each other officer shall hold office at the pleasure of the Trustees.

83

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)' year ended December 31, 2009, qualified for the dividends received deduction, as follows:

Dividends Received Deductions
Small Cap Equity Fund	44.97%

84

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund's investment adviser and subadvisers use to vote proxies relating to the Fund's portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission's website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com and on the Securities and Exchange Commission's website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q are available on the SEC website at http://www.sec.gov. The Funds' Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

85

Other Information (Unaudited) (Continued)

Fund Expenses December 31, 2009

Expense Examples:

The following information is in regards to expenses for the six months ended December 31, 2009:

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended December 31, 2009.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Operating Expenses Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Inflation-Protected and Income Fund
Initial Class	$1,000	0.62%	$1,049.90	$3.20	$1,022.00	$3.16
Service Class	1,000	0.86%	1,049.10	4.44	1,020.90	4.38
Enhanced Index Core Equity Fund
Initial Class	1,000	0.88%	1,222.00	4.93	1,020.80	4.48
Service Class	1,000	1.13%	1,222.80	6.33	1,019.50	5.75
Small Cap Equity Fund
Initial Class	1,000	0.79%	1,215.20	4.41	1,021.20	4.02
Service Class	1,000	1.08%	1,213.40	6.03	1,019.80	5.50
Strategic Emerging Markets Fund
Service Class I	1,000	1.65%	1,316.00	9.63	1,016.90	8.39
Class II	1,000	1.40%	1,318.10	8.18	1,018.10	7.12
China Fund
Service Class I	1,000	1.65%	1,219.20	9.23	1,016.90	8.39
Class II	1,000	1.40%	1,221.10	7.84	1,018.10	7.12

*

Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2009, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year, unless stated otherwise.

86

Distributor
MML Distributors, LLC
1295 State Street
Springfield, MA 01111-0001

© 2010 Massachusetts Mutual Life Insurance Company, Springfield, MA. All rights reserved. www.massmutual.com. MassMutual Financial Group is a marketing name for Massachusetts Mutual Life Insurance Company (MassMutual) and its affiliated companies and sales representatives.

L4540_II 210

CRN201012-128858

Item 2. Code of Ethics.

As of December 31, 2009, the Registrant adopted a Code of Ethics that applies to the Principal Executive Officer and Principal Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. For the year ended December 31, 2009, there were no amendments to a provision of the Code of Ethics. A copy of its Code of Ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Nabil N. El-Hage, a member of the Audit Committee, is an audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”). Mr. El-Hage is “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a)

AUDIT FEES: The aggregate fees billed to the Registrant for professional services rendered by its independent auditors, Deloitte & Touche LLP, for the audit of the Registrant’s annual financial statements for 2009 and 2008 were $315,044 and $220,499, respectively.

(b)	AUDIT RELATED FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for 2009 and 2008.
(c)

TAX FEES: The aggregate fees billed to the Registrant for professional services rendered by Deloitte & Touche LLP for the review of Form 1120-RIC, Form 8613, excise distribution projections, distribution calculation and reasonable out of pocket expenses for 2009 and 2008 were $42,272 and $11,600, respectively.

(d)	ALL OTHER FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for 2009 and 2008.
(e)

(1) AUDIT COMMITTEE PRE-APPOVAL POLICY: All services to be performed for the Registrant by Deloitte & Touche LLP must be pre-approved by the audit committee. All services performed during 2009 and 2008 were pre-approved by the committee.

(2) Not applicable.

(f)	Not applicable.
(g)

The aggregate non-audit fees billed by Deloitte & Touche LLP for services rendered to the Registrant, the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant, for the fiscal years 2009 and 2008 were $460,293 and $190,219, respectively.

(h)

The audit committee considers whether the provision of non-audit services by Deloitte & Touche LLP to the Registrant's adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining Deloitte & Touche LLP's independence.

*	References above to Deloitte & Touche LLP include its affiliates where applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

Please see portfolio of investments contained in the Reports to Stockholders included under Item 1 of this form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the SEC’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics (Item 2) is attached.

(a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99CERT.

(a)(3) Not applicable to this filing.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the 1940 Act (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	MML Series Investment Fund II

By (Signature and Title)	/s/ Richard J. Byrne
Richard J. Byrne, President and Principal Executive Officer
Date	2/18/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Richard J. Byrne
Richard J. Byrne, President and Principal Executive Officer

Date	2/18/10

By (Signature and Title)	/s/ Nicholas H. Palmerino
Nicholas H. Palmerino, Treasurer and Principal Financial Officer

Date	2/18/10